UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

Radius Global Infrastructure, Inc.

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LETTER FROM OUR CO-CHAIRMAN AND CHIEF EXECUTIVE OFFICER
May 12, 2023
Dear Stockholders:
You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Radius Global Infrastructure, Inc., a Delaware corporation (“Radius”, the “Company”, “we”, “us” and “our”) to be held virtually via live webcast on June 15, 2023 beginning at 8:30 a.m. Eastern Time (unless the Special Meeting is adjourned or postponed). Radius stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM and using the 16-digit control number included in the proxy materials. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the Special Meeting.
As previously announced, on March 1, 2023, the Company entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), with APW OpCo LLC, a Delaware limited liability company (“OpCo”), Chord Parent, Inc., a Delaware corporation (“Parent”), Chord Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), and Chord Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Merger Sub I (“Merger Sub II”). Upon the terms and subject to the conditions therein, (a) Merger Sub II will be merged with and into OpCo (the “OpCo Merger”), with OpCo surviving the OpCo Merger as a subsidiary of Parent and the Company (the “Surviving LLC”) and (b) Merger Sub I will be merged with and into the Company (the “Company Merger” and, together with the OpCo Merger, the “Mergers”), with the Company surviving the Company Merger as a subsidiary of Parent.
At the Special Meeting, you will be asked to consider and vote on (a) a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”), (b) a proposal to approve, on an advisory (nonbinding) basis, the compensation that will or may be paid or become payable to Radius’ named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby (the “Advisory Compensation Proposal”) and (c) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).
The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, at the effective time of the Company Merger (the “Company Merger Effective Time”):
•
each share of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), issued and outstanding immediately prior to the Company Merger Effective Time, except for (a) shares of the Company Capital Stock (as defined below), for which the holders have demanded their rights to be paid the fair value of such Company Capital Stock in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “Appraisal Shares”), (b) shares of Company Common Stock (as defined below) that (i) are immediately prior to the Company Merger Effective Time owned by Parent or Merger Sub I or any direct or indirect wholly owned subsidiary of the Company, Parent or Merger Sub I or (ii) are immediately prior to the Company Merger Effective Time owned by the Company as treasury stock (collectively, “Owned Company Common Stock”) and (c) shares of Company Restricted Stock (as defined below), will be converted into the right to receive $15.00 per share in cash (the “Merger Consideration”), without interest and subject to any required withholding of tax;

•
each share of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), issued and outstanding immediately prior to the Company Merger Effective Time, except for Owned Company Common Stock, will be canceled for no consideration;

•
each share of preferred stock, par value $0.0001 per share, of the Company designated as “Series A Founder Preferred Stock” (the “Series A Founder Preferred Stock”), issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

•
each share of preferred stock, par value $0.0001 per share, of the Company designated as “Series B Founder Preferred Stock” (the “Series B Founder Preferred Stock” and, together with the Series A Founder Preferred Stock, the “Company Preferred Stock”; the Company Preferred Stock together with the Company Common Stock, the “Company Capital Stock”), issued and outstanding immediately prior to the Company Merger Effective Time will be canceled for no consideration;

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each option to purchase shares of Class A Common Stock (each, a “Company Stock Option”) outstanding as of the date of the Merger Agreement, whether vested or unvested, or outstanding as of the Company Merger Effective Time and vested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration, less the applicable exercise price, and the number of shares of Class A Common Stock subject to such Company Stock Option; provided that any such Company Stock Option with an exercise price that is equal to or greater than the Merger Consideration will be canceled for no consideration;

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each share of restricted stock subject to forfeiture conditions (“Company Restricted Stock”) held by an employee of the Company or any of its subsidiaries that is outstanding and unvested as of immediately prior to the Company Merger Effective Time will be canceled and converted into the right to receive a cash payment, without interest, equal to the Merger Consideration, except that such amount will vest and become payable subject to and in accordance with the vesting schedule applicable to the corresponding share of Company Restricted Stock immediately prior to the Company Merger Effective Time and otherwise subject to the same terms and conditions as such corresponding share of Company Restricted Stock (each, an “RS Payment Right”); provided that if the employment of a holder of an RS Payment Right is terminated following the Company Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company 2020 Equity Incentive Plan, as may be amended from time to time, the “Company Stock Plan”) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such RS Payment Right will be accelerated to the first payroll date after the date of such termination;

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each share of Company Restricted Stock held by a non-employee director of the Company Board that is outstanding as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will (to the extent unvested) vest and be canceled in exchange for a lump-sum cash payment, without interest, equal to the Merger Consideration; and

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each Company Stock Option granted to employees of the Company or any of its subsidiaries following the date of the Merger Agreement will generally be canceled as of the Company Merger Effective Time and converted into a right to receive a cash payment, without interest, based on the Merger Consideration (less the applicable exercise price), except that such amount will vest and become payable subject to and in accordance with the vesting schedule applicable to the corresponding Company Stock Option immediately prior to the Company Merger Effective Time, and otherwise subject to the same terms and conditions as such corresponding Company Stock Option (each, a “Post-Signing Award Payment Right”); provided that, if the employment of a holder of such Post-Signing Award Payment Right is terminated following the Company Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such Post-Signing Award Payment Right will be accelerated to the first payroll date after the date of such termination.

The Merger Agreement further provides, among other things, that on the terms and subject to the conditions set forth therein, at the effective time of the OpCo Merger (the “OpCo Merger Effective Time”):
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each unit of limited liability company interests of OpCo designated as “Class A Common” units (“OpCo Class A Common Units”) under the Second Amended and Restated Limited Liability Company Agreement of OpCo, dated as of July 31, 2020 (the “OpCo LLC Agreement”), issued and outstanding immediately prior to the OpCo Merger Effective Time will be converted into one unit of limited liability company interests in the Surviving LLC;

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each unit of limited liability company interests of OpCo designated as “Class B Common” units (“OpCo Class B Common Units”) under the OpCo LLC Agreement issued and outstanding immediately prior to the OpCo Merger Effective Time, except for Rollover Equity (as defined in the section of this proxy statement titled “Summary — Rollover Agreement”) and any OpCo Class B Common Units held by the Company, will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

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each unit of OpCo designated as a “Series A Rollover Profits Unit” pursuant to the OpCo LLC Agreement outstanding as of immediately prior to the OpCo Merger Effective Time will be canceled and cease to exist and no consideration will be delivered in exchange therefor;

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each unit of OpCo designated as a “Series B Rollover Profits Unit” pursuant to the OpCo LLC Agreement outstanding as of immediately prior to the OpCo Merger Effective Time will be deemed fully vested (to the extent unvested) and be treated in the same manner as other OpCo Class B Common Units;

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the single unit of limited liability company interests of OpCo designated as the “Carry Unit” under the OpCo LLC Agreement will be canceled for no consideration;

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each unit of OpCo designated as “Series A LTIP”, “Series B LTIP” and “Series C LTIP” (collectively, the “LTIP Units”) outstanding as of the date of the Merger Agreement, except for Rollover Equity, will vest with all applicable performance conditions deemed satisfied and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration and the number of shares of Class A Common Stock into which such LTIP Unit is convertible immediately prior to the OpCo Merger Effective Time; and

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each LTIP Unit granted to employees of the Company or any of its subsidiaries following the date of the Merger Agreement will generally be canceled as of the OpCo Merger Effective Time and converted into a right to receive a Post-Signing Award Payment Right (with all performance conditions deemed satisfied); provided that, if the employment of a holder of such Post-Signing Award Payment Right is terminated following the OpCo Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such Post-Signing Award Payment Right will be accelerated to the first payroll date after the date of such termination.

After careful consideration of the factors more fully described in the enclosed proxy statement, the Board of Directors of the Company (the “Company Board”), acting upon the unanimous recommendation of a committee of the Company Board consisting only of independent and disinterested directors of the Company Board, has unanimously: (a) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of such transactions, (c) declared the Merger Agreement and such transactions are advisable and (d) recommended that the Company’s stockholders adopt the Merger Agreement. The Company Board unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Mergers. A copy of the Merger Agreement is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of the Company Board in connection with its evaluation of the Merger Agreement and the Mergers. You should carefully read and consider the entire enclosed proxy statement and its annexes, including the Merger Agreement, as they contain important information about, among other things, the Mergers and how they affect you.
Whether or not you plan to attend the virtual Special Meeting, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of the proxy statement titled “The Special Meeting — Voting at the Special Meeting”). If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted.
If you hold your shares in “street name”, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions.
Your vote is important, regardless of the number of shares that you own. We cannot complete the Mergers unless the Merger Agreement Proposal is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Company Capital Stock entitled to vote thereon at the Special Meeting, voting together as a single class. If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: +1 (877) 456-3513
Banks and Brokers may call collect: +1 (212) 750-5833
On behalf of the Company Board, I thank you for your support and appreciate your consideration of these matters.
Sincerely,
William H. Berkman
Co-Chairman of the Board of Directors and Chief Executive Officer
Radius Global Infrastructure, Inc.
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated May 12, 2023, and, together with the enclosed form of proxy card, is first being mailed to Radius stockholders on or about May 12, 2023.

RADIUS GLOBAL INFRASTRUCTURE, INC.
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2023
Notice is hereby given that a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Radius Global Infrastructure, Inc., a Delaware corporation (“Radius”, the “Company”, “we”, “us” or “our”), will be held virtually via live webcast on June 15, 2023 beginning at 8:30 a.m. Eastern Time (unless the Special Meeting is adjourned or postponed). Radius stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM and using the 16-digit control number included in the proxy materials. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the Special Meeting.
As previously announced, on March 1, 2023, the Company entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), with APW OpCo LLC, a Delaware limited liability company (“OpCo”), Chord Parent, Inc., a Delaware corporation (“Parent”), Chord Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), and Chord Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Merger Sub I (“Merger Sub II”). Upon the terms and subject to the conditions therein, (a) Merger Sub II will be merged with and into OpCo (the “OpCo Merger”), with OpCo surviving the OpCo Merger as a subsidiary of Parent and the Company and (b) Merger Sub I will be merged with and into the Company, (the “Company Merger” and, together with the OpCo Merger, the “Mergers”), with the Company surviving the Company Merger as a subsidiary of Parent.
The Special Meeting is being held for the following purposes:
1.
to consider and vote on the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

2.
to consider and vote on the proposal to approve, on an advisory (nonbinding) basis, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby (the “Advisory Compensation Proposal”); and

3.
to consider and vote on any proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Only Radius stockholders of record as of the close of business on May 9, 2023, are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement or other delay thereof.
The Merger Agreement Proposal must be approved by the holders of at least a majority of the outstanding shares of the Company’s (a) Class A common stock, (b) Class B common stock, (c) preferred stock designated as “Series A Founder Preferred Stock” and (d) preferred stock designated as “Series B Founder Preferred Stock” entitled to vote at the Special Meeting, voting together as a single class, or any adjournment or postponement thereof.

The approval of the Advisory Compensation Proposal and the Adjournment Proposal each requires the affirmative vote of a majority of the votes cast on the proposal.
Assuming a quorum is present, if you fail to authorize a proxy to vote your shares of Company Capital Stock or vote at the virtual special meeting, or fail to instruct your broker on how to vote, it will have the effect of a vote against the Merger Agreement Proposal and will have no effect on the outcome of the other proposals. Abstentions will not be considered votes cast and therefore will have no effect on the outcome of the Advisory Compensation Proposal or the Adjournment Proposal. If a quorum is not present, the chairman of the Special Meeting or the Board of Directors of the Company (the “Company Board”) may adjourn or postpone the Special Meeting.
After careful consideration of the factors more fully described in the enclosed proxy statement, the Company Board, acting upon the unanimous recommendation of a committee of the Company Board consisting only of independent and disinterested directors of the Company Board, has unanimously: (a) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of such transactions, (c) declared the Merger Agreement and such transactions are advisable and (d) recommended that the Company’s stockholders adopt the Merger Agreement. The Company Board unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Whether or not you plan to attend the virtual Special Meeting, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of the proxy statement titled “The Special Meeting — Voting at the Special Meeting”). If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. You will be able to attend the Special Meeting and vote your shares electronically. Stockholders will be required to enter their control number to attend. Stockholders may also vote online prior to the meeting at www.proxyvote.com using the control number.
If you hold your shares in “street name”, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions.
If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote: (1) “FOR” the Merger Agreement Proposal, (2) “FOR” the Advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.
By Order of the Board of Directors,
William H. Berkman
Co-Chairman of the Board of Directors and Chief
Executive Officer
Radius Global Infrastructure, Inc.
Dated: May 12, 2023

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) OVER THE INTERNET; OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote before the Special Meeting in the manner described in the enclosed proxy statement.
If you fail to (1) return your proxy card, (2) grant your proxy electronically over the Internet or by telephone or (3) vote at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal.
You should carefully read and consider the entire accompanying proxy statement and its annexes, including the Merger Agreement, along with all of the documents incorporated by reference into the accompanying proxy statement, as they contain important information about, among other things, the Mergers and how they affect you. If you have any questions concerning the Merger Agreement, the Mergers, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Radius common stock, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: +1 (877) 456-3513
Banks and Brokers may call collect: +1 (212) 750-5833

i

ii

RADIUS GLOBAL INFRASTRUCTURE, INC.
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2023

PROXY STATEMENT
This proxy statement contains information relating to a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Radius Global Infrastructure, Inc., a Delaware corporation (the “Company”, “Radius”, “we”, “us” or “our”), which will be held via live webcast on June 15, 2023, beginning at 8:30 a.m. Eastern Time (unless the Special Meeting is adjourned or postponed). Holders of (a) Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), (b) Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and, together with Class A Common Stock, “Company Common Stock”), (c) preferred stock, par value $0.0001 per share, of the Company designated as “Series A Founder Preferred Stock” (“Series A Founder Preferred Stock”) and (d) preferred stock, par value $0.0001 per share, of the Company designated as “Series B Founder Preferred Stock” (“Series B Founder Preferred Stock” and, together with Series A Founder Preferred Stock, “Founder Preferred Stock” and, Founder Preferred Stock together with Company Common Stock, “Company Capital Stock”) (such holders of Company Capital Stock, “Company Stockholders”) will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM. We are furnishing this proxy statement to Company Stockholders as part of the solicitation of proxies by the Board of Directors of the Company (the “Company Board”) for use at the Special Meeting and at any adjournments or postponements thereof. This proxy statement is dated May 12, 2023 and is first being mailed to Company Stockholders on or about May 12, 2023.
Unless otherwise indicated or as the context otherwise requires, all references in this proxy statement to:
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“Carry Unit” means the single unit of limited liability company interests of OpCo designated as the “Carry Unit”.

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“Closing Date” means the date of the closing of the transactions contemplated by the Merger Agreement.

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“Code” means the Internal Revenue Code of 1986, as amended.

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“Company Bylaws” means the Bylaws of the Company, effective as of October 2, 2020.

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“Company Charter” means the Restated Certificate of Incorporation of the Company.

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“Company Merger” means the merger of Merger Sub I with and into the Company, with the Company surviving such merger as a subsidiary of Parent.

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“Company Merger Effective Time” means the effective time of the Company Merger.

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“DGCL” means the General Corporation Law of the State of Delaware.

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“DLLCA” means the Delaware Limited Liability Act.

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“EQT” means EQT Partners, Inc.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“GAAP” means the accounting principles generally accepted in the United States.

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“LTIP Units” means, collectively, the Series A LTIP Units, the Series B LTIP Units and the Series C LTIP Units.

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“Merger Agreement” means the Agreement and Plan of Merger, dated as of March 1, 2023, by and among the Company, OpCo, Parent, Merger Sub I and Merger Sub II (as amended or otherwise modified from time to time).

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“Merger Consideration” means the right to receive $15.00 in cash per share of Class A Common Stock, Series A Founder Preferred Stock or OpCo Class B Common Unit, as applicable.

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“Merger Sub I” means Chord Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Parent.

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“Merger Sub II” means Chord Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Merger Sub I.

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“Mergers” means the Company Merger and the OpCo Merger.

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“Nasdaq” means Nasdaq Global Market.

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“OpCo” means APW OpCo LLC, a Delaware limited liability company.

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“OpCo Class A Common Units” means units of limited liability company interests of OpCo designated as “Class A Common” units, which are 100% held by the Company.

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“OpCo Class B Common Units” means units of limited liability company interests of OpCo designated as “Class B Common” units.

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“OpCo Common Units” means, collectively, the OpCo Class A Common Units and OpCo Class B Common Units.

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“OpCo LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of OpCo, dated as of July 31, 2020.

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“OpCo Merger” means the merger of Merger Sub II with and into OpCo, with OpCo surviving such merger as a subsidiary of Parent and the Company.

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“OpCo Merger Effective Time” means the effective time of the OpCo Merger.

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“Parent” means Chord Parent, Inc., a Delaware corporation.

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“Parent Parties” means Parent, Merger Sub I and Merger Sub II.

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“PSP” means Public Sector Pension Investment Board.

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“Record Date” means May 9, 2023.

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“SEC” means the Securities and Exchange Commission.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Series A LTIP Unit” means the units of OpCo designated as “Series A LTIP” units.

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“Series B LTIP Unit” means the units of OpCo designated as “Series B LTIP” units.

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“Series C LTIP Unit” means the units of OpCo designated as “Series C LTIP” units.

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“Surviving Corporation” means the surviving entity of the Company Merger.

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“Surviving Entities” means, collectively, Surviving Corporation and Surviving LLC.

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“Surviving LLC” means surviving entity of the OpCo Merger.

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“Transaction Committee” means a committee of the Board consisting only of independent and disinterested directors of the Company Board.

SUMMARY
This summary highlights selected information from this proxy statement related to the Mergers and may not contain all of the information that is important to you. To understand the Mergers more fully and for a more complete description of the legal terms of the Mergers, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including the Merger Agreement, along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Mergers and how they affect you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement titled “Where You Can Find More Information”. The Merger Agreement is attached as Annex A to this proxy statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Mergers.
Parties Involved in the Mergers (page 35)
Radius Global Infrastructure, Inc.
Radius Global Infrastructure, Inc., through its various subsidiaries, is a multinational owner and acquiror of triple net rental streams and real properties leased to wireless operators, wired operators, wireless tower companies, and other digital infrastructure operators. As of December 31, 2022, Radius had interests in the revenue streams of approximately 9,188 assets that were situated on approximately 7,024 different communications sites located throughout the United States and 20 other countries. The principal executive offices of Radius are located at 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004, and its telephone number is +1 (610) 660-4910.
APW OpCo LLC
APW OpCo LLC is the parent of AP WIP Investments Holdings, LP, one of the largest international aggregators of rental streams underlying wireless and other essential communications infrastructure sites through the acquisition of telecom real property interests and contractual rights. Radius directly owns a 96.6% interest in OpCo, and the remaining 3.4% interest is owned by other members of OpCo, including certain Radius executive officers. The principal executive offices of OpCo are located at 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004.
Chord Parent, Inc.
Chord Parent, Inc. is a Delaware corporation that will be controlled by affiliates of EQT and PSP upon the consummation of the transactions contemplated by the Merger Agreement. Parent was formed on February 23, 2023 solely for the purpose of entering into the Merger Agreement and related agreements and consummating the transactions contemplated thereby. Parent has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the consummation of the transactions contemplated by the Merger Agreement and related agreements, the Company will be a wholly owned subsidiary of Parent.
The principal executive offices of EQT are located at 1114 Avenue of the Americas, 45th Floor, New York, NY 10036 and the principal executive offices of PSP are located at 1250 René-Lévesque Boulevard West, Suite 1400, Montréal, Québec, Canada H3B 5E9.
Chord Merger Sub I, Inc.
Chord Merger Sub I, Inc. is a Delaware corporation and a wholly owned subsidiary of Parent and was formed on February 23, 2023, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub I has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the completion of the Company Merger, Merger Sub I will cease to exist and Radius will continue as the Surviving Corporation and a wholly owned subsidiary of Parent. The principal executive offices of Merger Sub I are located at 1114 Avenue of the Americas, 45th Floor, New York, NY 10036.

Chord Merger Sub II, LLC
Chord Merger Sub II, LLC is a Delaware limited liability company and a wholly owned subsidiary of Merger Sub I and was formed on February 23, 2023, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub II has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the completion of the OpCo Merger, Merger Sub II will cease to exist and OpCo will continue as the Surviving LLC and a subsidiary of Parent and the Company. The principal executive offices of Merger Sub II are located at 1114 Avenue of the Americas, 45th Floor, New York, NY 10036.
The Mergers (page 36)
The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and in accordance with the DLLCA, at the OpCo Merger Effective Time, Merger Sub II will merge with and into OpCo, the separate existence of Merger Sub II will cease and OpCo will continue as the Surviving LLC, becoming a subsidiary of Parent and the Company.
The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, at the Company Merger Effective Time, Merger Sub I will merge with and into the Company, the separate corporate existence of Merger Sub I will cease and the Company will continue its corporate existence as the Surviving Corporation, becoming a wholly owned subsidiary of Parent.
As a result of the Company Merger, Class A Common Stock will no longer be publicly traded and will be delisted from the Nasdaq. In addition, Class A Common Stock will be deregistered under the Exchange Act, and Radius will no longer file periodic reports with the SEC. Unless you are a Rollover Holder (as defined in the section of this proxy statement titled “Summary — Rollover Agreements”), you will not own any equity interests in the Surviving Corporation or the Surviving LLC.
Background of the Mergers (page 38)
A description of the process we undertook that led to the Mergers, including our discussions with EQT and PSP, is included in this proxy statement under the section titled “Proposal 1: Adoption of the Merger Agreement — Background of the Mergers”.
Merger Consideration (page 36)
Company Capital Stock
The Merger Agreement provides that, at the Company Merger Effective Time:
•
each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, except for (a) shares of the Company Capital Stock, for which the holders have demanded their rights to be paid the fair value of such Company Capital Stock in accordance with Section 262 of the DGCL (the “Appraisal Shares”), (b) shares of Company Common Stock that (i) are immediately prior to the Company Merger Effective Time owned by Parent, Merger Sub I or Merger Sub II or any direct or indirect wholly owned subsidiary of the Company, Parent, Merger Sub I or Merger Sub II or (ii) are immediately prior to the Company Merger Effective Time owned by the Company as treasury stock (collectively, “Owned Company Common Stock”) and (c) shares of Company Restricted Stock (as defined below), will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

•
each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, except for Owned Company Common Stock, will be canceled for no consideration;

•
each share of Series A Founder Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax; and

•
each share of Series B Founder Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time will be canceled for no consideration.

In addition, the Merger Agreement provides that, at the OpCo Merger Effective Time:
•
each OpCo Class A Common Unit issued and outstanding immediately prior to the OpCo Merger Effective Time will be converted into one unit of limited liability company interests in the Surviving LLC and thereafter represent ownership of limited liability company interests in the Surviving LLC;

•
each OpCo Class B Common Unit issued and outstanding immediately prior to the OpCo Merger Effective Time, except for any OpCo Class B Common Unit held by the Company (“Owned OpCo Class B Common Unit”) and any equity interest of OpCo that is subject to any Rollover Agreement (as defined in the Merger Agreement and described in further detail in the section of this proxy statement titled “Summary — Rollover Agreements”), will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

•
each unit of OpCo designated as a “Series A Rollover Profits Unit” pursuant to the OpCo LLC Agreement (each, a “Series A Rollover Profits Unit”) outstanding as of immediately prior to the OpCo Merger Effective Time will be canceled and cease to exist and no consideration will be delivered in exchange therefor;

•
each unit of OpCo designated as a “Series B Rollover Profits Unit” pursuant to the OpCo LLC Agreement (each, a “Series B Rollover Profits Unit”) outstanding as of immediately prior to the OpCo Merger Effective Time will be deemed fully vested (to the extent unvested) and be treated in the same manner as other OpCo Class B Common Units; and

•
the Carry Unit will be canceled for no consideration.

If, between March 1, 2023 and the Closing, the number of outstanding shares of Company Capital Stock or equity interests of OpCo changes into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction, the Merger Consideration and the cash amounts owed in respect of Company equity awards as described under the section of the proxy statement titled “The Merger Agreement — Treatment of Company Equity Awards”, as applicable, will be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction.
After the Mergers are completed, you will no longer have any rights as a Company Stockholder. For more information, please see the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights”.
Parent will appoint a paying agent reasonably acceptable to the Company (the “Paying Agent”) to make payment of the Merger Consideration as contemplated by the Merger Agreement. At or prior to the Closing, Parent will cause to be deposited with the Paying Agent funds sufficient to pay the aggregate Merger Consideration. For more information, please see the section of this proxy statement titled “The Merger Agreement — Exchange and Payment Procedures”.
Treatment of Company Equity Awards (page 37)
As of Company Merger Effective Time or OpCo Merger Effective Time, as applicable, except as otherwise agreed by Parent and the applicable award holder, including pursuant to any Rollover Agreement:
•
each option to purchase shares of Class A Common Stock (each, a “Company Stock Option”) outstanding as of the date of the Merger Agreement, whether vested or unvested, or outstanding as of the Company Merger Effective Time and vested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration, less the applicable exercise price, and the number of shares of Class A Common Stock subject to such Company Stock Option; provided that any such Company Stock Option with an exercise price that is equal to or greater than the Merger Consideration will be canceled for no consideration;

•
each LTIP Unit outstanding as of the date of the Merger Agreement, except for Rollover Equity, will vest with all applicable performance conditions deemed satisfied and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration and the number of shares of Class A Common Stock into which such LTIP Unit is convertible immediately prior to the OpCo Merger Effective Time;
•
each share of restricted stock subject to forfeiture conditions (“Company Restricted Stock”) held by an employee of the Company or any of its subsidiaries that is outstanding and unvested as of immediately prior to the Company Merger Effective Time will be canceled and converted into the right to receive a cash payment, without interest, equal to the Merger Consideration, except that such amount will vest and become payable subject to and in accordance with the vesting schedule applicable to the corresponding share of Company Restricted Stock immediately prior to the Company Merger Effective Time and otherwise subject to the same terms and conditions as such corresponding share of Company Restricted Stock (each, an “RS Payment Right”); provided that if the employment of a holder of an RS Payment Right is terminated following the Company Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company 2020 Equity Incentive Plan, as may be amended from time to time, the “Company Stock Plan”) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such RS Payment Right will be accelerated to the first payroll date after the date of such termination; and

•
each share of Company Restricted Stock held by a non-employee director of the Company Board that is outstanding as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the Merger Consideration.

With respect to Company Stock Options and LTIP Units granted to employees of the Company or any of its subsidiaries following the date of the Merger Agreement, such equity awards will generally be canceled as of the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, and converted into a right to receive a cash payment, without interest, based on the Merger Consideration (less the applicable exercise price and with all performance conditions deemed satisfied), except that such amount will vest and become payable subject to and in accordance with the vesting schedule applicable to the corresponding Company equity award immediately prior to the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, and otherwise subject to the same terms and conditions as such corresponding Company equity award (each, a “Post-Signing Award Payment Right”); provided that, if the employment of a holder of such Post-Signing Award Payment Right is terminated following the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such Post-Signing Award Payment Right will be accelerated to the first payroll date after the date of such termination. For more information, please see the section of this proxy statement titled “The Merger Agreement — Treatment of Company Equity Awards”.
Treatment of Employee Stock Purchase Plan and Company Stock Plan (page 38)
Prior to the closing of the Mergers (the “Closing”), the Company will take such actions as are necessary to provide that no new offering period or purchase period will commence under the Company’s 2022 Employee Stock Purchase Plan, as may be amended from time to time (the “Company ESPP”), on or after the date of the Merger Agreement and both the Company ESPP and the Company Stock Plan will terminate as of the Company Merger Effective Time. For more information, please see the section of this proxy statement titled “The Merger Agreement —  Treatment of Company Equity Awards”.
Voting and Support Agreements (page 91)
In connection with the execution of the Merger Agreement, the Parent Parties entered into Voting and Support Agreements (the “Voting and Support Agreements”) with William H. Berkman, Centerbridge Partners, L.P., Imperial Landscape Sponsor LLC and TOMS Acquisition II LLC and their respective affiliated persons or entities, as applicable. As of May 9, 2023, the Company Stockholders party to the Voting and Support Agreements hold, collectively, approximately 22.9% of the voting power of the Company Capital Stock. Under the Voting and Support Agreements, the applicable Company Stockholders have agreed to vote their respective shares of Company Capital Stock in favor of the adoption of the Merger Agreement and certain other matters. Each of the Voting and Support Agreements terminates upon the first to occur of: (a) the valid termination of the Merger Agreement in accordance with its terms without the consummation of the Mergers; (b) the Company Merger Effective Time; (c) the mutual written consent of the parties thereto; (d) the time of any modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or type, imposes any restrictions on the applicable Company Stockholder’s right to receive, or otherwise adversely affects the form, type or amount of consideration payable to such Company Stockholder pursuant to the Merger Agreement as in effect on date of the Merger Agreement and (e) delivery of a written notice to Parent of an Adverse Recommendation Change (as defined in the Merger Agreement and described in further detail in the section of this proxy statement titled “The Merger Agreement — Change in Company Board Recommendation”) in accordance with the Merger Agreement. The Voting and Support Agreements also contain restrictions on transfer of shares of Company Capital Stock held by the Company Stockholders party thereto, subject to certain exceptions.
Rollover Agreements (page 91)
In connection with the execution of the Merger Agreement, (a) Parent and Merger Sub II entered into a rollover agreement with William H. Berkman and certain of his affiliates, pursuant to which, subject to the terms and conditions set forth therein, (i) Mr. Berkman and/or his affiliates will contribute 100% of his existing interests in OpCo (the “Initial Rolled Units”), as well as the corresponding shares of Company Capital Stock owned by Mr. Berkman and/or his affiliates, to Merger Sub II and (ii) at the Closing, 75% of the Class A Common Units of the Surviving LLC received by Mr. Berkman and/or his affiliates in the OpCo Merger in respect of the Initial Rolled Units will be redeemed by the Surviving LLC for cash consideration equal to $15.00 per unit, with such redemption being funded with cash on hand at the level of OpCo prior to the Closing, and (b) Merger Sub II entered into a rollover agreement with each of Scott G. Bruce, Richard I. Goldstein and Glenn J. Breisinger, pursuant to which, subject to the terms and conditions set forth therein, Mr. Bruce, Mr. Goldstein and Mr. Breisinger will roll over a portion of their existing equity interests in OpCo into equity interests in the Surviving LLC. Each of these rollover agreements is referred to herein as a “Rollover Agreement”; each of Messrs. Berkman, Bruce, Goldstein and Breisinger, in their respective capacity as a party to a Rollover Agreement, is referred to herein as a “Rollover Holder”; any equity interest of OpCo and the Company that is subject to any Rollover Agreement is referred to herein as “Rollover Equity”; and the aggregate value of any Rollover Equity assuming such Rollover Equity was cashed out in the transactions contemplated by the Merger Agreement and in accordance with the terms thereof is referred to herein as the “Rollover Amount”.
Tax Protection Agreement (page 92)
On March 1, 2023, Mr. Berkman, EQT and PSP agreed that, upon the Closing, subject to and in accordance with the Merger Agreement, Mr. Berkman will, and Parent will cause each of the Surviving LLC and the Surviving Corporation (together with the Surviving LLC, the “Company TPA Parties”) to, enter into a tax protection agreement (the “TPA”), pursuant to which the Company TPA Parties will indemnify Mr. Berkman and certain of his affiliated entities for any current taxes resulting from certain non-ordinary course actions that are taken by the Company TPA Parties. In the event that the Company TPA Parties take such actions, they will be liable for grossed-up tax amounts associated with the income or gain recognized by Mr. Berkman or such of his affiliated entities as a result of such actions. The Company TPA Parties’ liability under the TPA is capped at (i) $32 million in the aggregate within the first 20 years of the Closing Date and (ii) $22.5 million in the aggregate after the twentieth anniversary of the Closing Date; however, in certain limited circumstances, the cap will be increased to $40 million. As of the date of this proxy statement, no amounts have been paid to Mr. Berkman or any of his affiliated entities under the terms of the TPA.
Material U.S. Federal Income Tax Consequences of the Mergers (page 98)
The receipt of cash pursuant to the Company Merger will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of common stock who is a U.S. holder (as defined below in the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Mergers”), you will recognize capital gain or loss equal to the difference between the amount of cash you receive in the Company Merger and your adjusted tax basis in your shares of Company Common Stock converted into cash in the Company Merger.

If you are a holder of Company Common Stock who is a non-U.S. holder (as defined below in the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Mergers”), the Company Merger will generally not be taxable to you under U.S. federal income tax laws unless you have certain connections to the United States or we are or have been a United States real property holding corporation and certain other conditions are met.
You should read the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 98 for a more complete discussion of the material U.S. federal income tax consequences of the Company Merger. You should consult your own tax advisor for a full understanding of how the Mergers will affect your U.S. federal, state, local or non-U.S. taxes in light of your particular circumstances.
Litigation Related to the Mergers (page 93)
On April 4, 2023, the Company received a demand letter from Norfolk County Retirement System, a purported holder of shares of Class A Common Stock, requesting access to certain books and records of the Company to investigate purported breaches of fiduciary duty, director independence and disinterestedness and/or other corporate wrongdoing in connection with the Mergers and related transaction documents. On April 14, 2023, the Company responded to this demand letter by denying the allegations contained therein and objecting to such purported stockholder's scope of requests but indicating a proper inspection of books and records would be permitted, subject to negotiation of an appropriate scope of production and execution of a standard confidentiality agreement.
Between April 7, 2023 and May 1, 2023, three complaints were filed in connection with the Mergers. On April 7, 2023, a complaint, captioned Ryan O’Dell v. Radius Global Infrastructure, Inc. et al., 23-cv-2956 (S.D.N.Y.), was filed in the United States District Court for the Southern District of New York by a purported holder of shares of Class A Common Stock; on April 12, 2023, a complaint, captioned Elaine Wang v. Radius Global Infrastructure, Inc. et al., 23-cv-3068 (S.D.N.Y.), was filed in the United States District Court for the Southern District of New York by a purported holder of shares of Class A Common Stock; and on May 1, 2023, a complaint, captioned Shannon Jenkins v. Radius Global Infrastructure, Inc. et al., 23-cv-3657 (S.D.N.Y.), was filed in the United States District Court for the Southern District of New York by a purported holder of shares of Class A Common Stock; all three cases named as defendants the Company and members of the Company Board. The complaints allege, among other things, that the defendants caused to be filed with the SEC a materially incomplete and misleading preliminary proxy statement relating to the Mergers in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. Among other remedies, the complaints seek: an order enjoining the defendants from proceeding with the Mergers unless and until the defendants disclose certain allegedly material information that was allegedly omitted from the preliminary proxy statement; rescinding the Merger Agreement or any of the terms thereof to the extent already implemented or granting rescissory damages; awarding the plaintiffs the costs and disbursements of their actions, including reasonable attorneys’ and expert fees and expenses; and granting such other and further relief as the court may deem just and proper. The Company has not yet formally responded to these complaints, but believes that the allegations contained therein are without merit.
Between April 17, 2023 and May 12, 2023, the Company received six demand letters from purported holders of shares of Class A Common Stock; all six demand letters alleged disclosure deficiencies in the preliminary proxy statement and demanded issuance of corrective disclosures. The Company has not yet formally responded to these demand letters, but believes that the allegations contained therein are without merit.
As of May 12, 2023, the Company was not aware of the filing of other lawsuits or the submission of other demand letters challenging the Mergers and/or alleging deficiencies with respect to the preliminary proxy statement; however, such lawsuits or demand letters may be filed or submitted, respectively, in the future.
Appraisal Rights (page 94)
If the Mergers are consummated, persons who do not wish to accept the Merger Consideration are entitled to seek appraisal of their shares of Company Capital Stock under Section 262 of the DGCL and, if all procedures described in Section 262 of the DGCL are strictly complied with, to receive payment in cash for the fair value of their shares of Company Capital Stock exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company Capital Stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the Merger Consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262 of the DGCL.
Persons who exercise appraisal rights under Section 262 of the DGCL will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Company Capital Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their shares of Company Capital Stock determined under Section 262 of the DGCL could be more than, the same as or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 of the DGCL is required. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262 of the DGCL, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record or beneficial owner of shares of Company Capital Stock who (a) continuously holds such shares through the Company Merger Effective Time, (b) has not consented to or otherwise voted in favor of the Mergers or otherwise withdrawn, lost or waived appraisal rights, (c) strictly complies with the procedures under Section 262 of the DGCL, (d) does not thereafter withdraw his, her or its demand for appraisal of such shares and (e) in the case of a beneficial owner, a person who (i) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (ii) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (iii) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List (as defined in the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement —  Appraisal Rights”), will be entitled to receive the fair value of his, her or its shares of Company Capital Stock exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
A copy of Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The foregoing summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 of the DGCL and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 of the DGCL and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. For more information, please see the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights”.
Regulatory Approvals Required for the Mergers (page 100)
The Mergers are subject to receipt of consents, approvals or other clearances under (a) the antitrust laws of the European Union, China and Chile (and if Parent determines in accordance with terms set forth in the confidential disclosure schedules that approval is required, Turkey and Israel), (b) the foreign investment laws of Australia, France, Germany, Italy, Romania, Spain and the United Kingdom and (c) the foreign investment laws of each of Belgium, Canada, the Netherlands and the Republic of Ireland, solely in the event any such jurisdiction enacts a new (or expands an existing) mandatory and/or suspensory pre-closing foreign investment law applicable to the transactions contemplated by the Merger Agreement following the date of the Merger Agreement. In each case, the Mergers cannot be completed until the parties obtain clearance or approval to consummate the Mergers or the applicable waiting periods have expired or been terminated. As of May 12, 2023, the parties submitted filings with the applicable governmental authorities under (i) the antitrust laws of the European Union, China and Chile; and (ii) the foreign investment laws of Australia, France, Germany, Italy, Romania, Spain and the United Kingdom. Clearance was received from such governmental authorities under the foreign investment laws of Germany on April 27, 2023 and Spain on May 3, 2023. For more information, please see the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Regulatory Approvals Required for the Mergers”.
Closing Conditions (page 123)
The obligations of the parties to consummate the Mergers are subject to the satisfaction or waiver of certain conditions, including (among other conditions) the following:
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no governmental authority of competent authority shall have issued an order or enacted a law (collectively, “Restraints”) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Mergers or imposes a Burdensome Condition (as defined under the section of this proxy statement titled “The Merger Agreement — Efforts to Consummate the Mergers”);

•
the waiting period (and any extension thereof) applicable to the consummation of the Mergers under the antitrust and foreign investment laws (as described in the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Regulatory Approvals Required for the Mergers”) shall have expired or been terminated without the imposition of any Burdensome Condition and the approvals under such antitrust and foreign investment laws shall have been received without the imposition of any Burdensome Condition;

•
the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Company Capital Stock entitled to vote thereon at the Special Meeting, voting together as a single class (such approval, the “Company Stockholder Approval”);

•
the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers);

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the compliance with and performance in all material respects by each of the parties of its obligations required to be complied with or performed by it prior to the Closing; and

•
in the case of the Company:

•
no default under certain of the Company’s debt agreements having occurred and continuing immediately prior to and immediately after giving effect to the Mergers;

•
(a) having available a minimum unrestricted cash balance of $210,000,000 to be used by the Parent Parties to make the payments required to be made by the Parent Parties and the Company at the Closing and (b) having an additional amount of cash not less than $30,000,000;

•
no effect, change, circumstance or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect (as defined in the section of this proxy statement titled “The Merger Agreement — Representations and Warranties”) having occurred since the date of the Merger Agreement; and

•
certain waivers of change of control provisions under certain of the debt agreements of the Company and its subsidiaries being in full force and effect at the Closing.

For more information, please see the section of this proxy statement titled “The Merger Agreement —  Conditions to the Closing of the Mergers”.
Financing of the Mergers (page 121)
There is no financing condition to the Mergers. Parent plans to pay the Merger Consideration and any other amounts required to be paid in connection with the consummation of the transactions contemplated by the Merger Agreement with the aggregate amount of cash proceeds provided pursuant to the equity commitment letters described below, together with an amount of available cash on hand at the Company not less than $210,000,000 and the Rollover Amount.
In connection with the execution of the Merger Agreement, on March 1, 2023, Parent obtained equity financing commitments for an aggregate amount of $1,798,600,000 for purposes of financing the transactions contemplated by the Merger Agreement. Certain investment funds affiliated with EQT and PSP (such funds and PSP, collectively, the “Sponsors”) have committed to capitalize Parent at the Closing with equity contributions equal to $1,079,160,000 and $719,440,000, respectively, in each case on the terms and subject to the conditions set forth in the equity commitment letters between the applicable Sponsors, on the one hand, and Parent, on the other hand. In addition, the Sponsors have provided termination equity financing commitments in favor of Parent to fund Parent’s obligation to pay Radius a termination fee of $103,000,000 (the “Parent Termination Fee”) that may become payable to the Company under certain circumstances, subject to the terms and conditions set forth in the Merger Agreement and such termination equity financing commitments.
Required Stockholder Approval (page 30)
The affirmative vote of the holders of at least a majority of the outstanding shares of Company Capital Stock entitled to vote thereon at the Special Meeting, voting together as a single class, is required to approve the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”). As of the Record Date, 56,477,943 votes constitute a majority of the outstanding shares of Company Capital Stock. Approval of (a) the proposal to approve, on an advisory (nonbinding) basis, the compensation that will or may be paid or become payable to Radius’ named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby (the “Advisory Compensation Proposal”) and (b) the proposal to adjourn the Special Meeting (the “Adjournment Proposal”), each requires the affirmative vote of a majority of the votes cast on the proposal.
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 19,949,034 shares of Company Capital Stock, representing approximately 17.7% voting power of the outstanding Company Capital Stock as of the Record Date.
We currently expect that all directors and executive officers of the Company, including those that are not party to the Director Voting and Support Agreements (as defined in the section of this proxy statement titled “Questions And Answers About The Special Meeting Of Stockholders And The Mergers”), will vote all of their respective shares of Company Capital Stock: (1) “FOR” the Merger Agreement Proposal, (2) “FOR” the Advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.
The Special Meeting (page 29)
Date, Time and Location
The Special Meeting to consider and vote on the proposal to adopt the Merger Agreement will be held virtually via live webcast on June 15, 2023, beginning at 8:30 a.m. Eastern Time (unless the Special Meeting is adjourned or postponed). Company Stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM (the “Special Meeting website”) and using the 16-digit control number included in the proxy materials. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” shall mean virtually present at the Special Meeting.
Record Date; Shares Entitled to Vote
You are entitled to vote at the Special Meeting if you owned shares of Company Capital Stock at the close of business on May 9, 2023. Each holder of our Class A Common Stock and Class B Common Stock are entitled to one vote for each share of common stock they held on the Record Date. Holders of shares of our Founder Preferred Stock are entitled to a number of votes equal to the number of shares of Class A Common Stock or Class B Common Stock, as applicable, into which each share of Founder Preferred Stock held of record by such holder could then be converted.
Quorum
As of the Record Date, there were 112,955,884 shares of Company Capital Stock outstanding and entitled to vote at the Special Meeting. The presence, in person or represented by proxy, of the holders of a majority of the shares of Company Capital Stock entitled to vote on the Record Date, will constitute a quorum at the Special Meeting.

Recommendation of the Company Board (page 32)
The Company Board, acting upon the unanimous recommendation of the Transaction Committee, has unanimously: (a) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and the Company Stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of such transactions, (c) declared the Merger Agreement and such transactions are advisable and (d) recommended that the Company Stockholders adopt the Merger Agreement.
The Company Board unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Prior to the Special Meeting, under certain circumstances, the Company Board may make an Adverse Recommendation Change (as defined in the section of this proxy statement titled “The Merger Agreement — Change in Company Board Recommendation”) in response to an Intervening Event (as defined in the section of this proxy statement titled “The Merger Agreement — Change in Company Board Recommendation”) or in connection with a Superior Proposal (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation”).
However, the Company Board cannot make an Adverse Recommendation Change unless it complies with certain procedures in the Merger Agreement, including (a) giving Parent at least four business days’ prior written notice (subject to extension in certain circumstances) of its intention to take such action, (b) during such four-business day period, negotiating with Parent in good faith to enable Parent to propose in writing a binding offer to effect revisions to the terms of the Merger Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal and (c) following the end of such four-business day period, the Company Board again determines in good faith (after consultation with outside counsel) (i) that the Superior Proposal would continue to constitute a Superior Proposal if the proposed revisions in such binding offer were to be given effect and (ii) that the failure of the Company Board to make an Adverse Recommendation Change would be inconsistent with the directors’ fiduciary duties to the Company or Company Stockholders under applicable law. The termination of the Merger Agreement (x) by Parent in the event of (i) an Adverse Recommendation Change or (ii) the Company or any of its affiliates entering into a Company Acquisition Agreement or (y) by Radius (prior to receipt of Company Stockholder Approval) to enter into a definitive agreement to consummate a Superior Proposal, in each case of clauses (x) and (y), will result in the payment by Radius of a termination fee of $52,000,000 (the “Company Termination Fee”). Radius will also be required to pay the Company Termination Fee in additional circumstances that involve a Takeover Proposal being made prior to certain terminations of the Merger Agreement and Radius subsequently consummating a Takeover Proposal. For more information, please see the section of this proxy statement titled “The Merger Agreement — Change in Company Board Recommendation”.
Opinion of Citigroup Global Markets Inc. (page 62 and Annex B)
The Company retained Citigroup Global Markets Inc. (“Citi”) as its lead financial advisor in connection with a possible transaction involving the Company. In connection with Citi’s engagement, the Company Board requested that Citi evaluate the fairness, from a financial point of view, to the holders of shares of Class A Common Stock of the Merger Consideration to be received by such holders pursuant to the terms and subject to the conditions set forth in the Merger Agreement. On March 1, 2023, at a meeting of the Company Board held to evaluate the proposed Mergers, Citi rendered to the Company Board an oral opinion, subsequently confirmed by delivery of a written opinion, dated March 1, 2023, to the effect that, as of the date of Citi’s written opinion and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi as set forth in its written opinion, the Merger Consideration to be received by the holders of shares of Class A Common Stock was fair, from a financial point of view, to such holders.
The full text of Citi’s written opinion, dated March 1, 2023, to the Company Board, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi in rendering its opinion, is attached to this proxy statement as Annex B and is incorporated herein by reference in its entirety. The summary of Citi’s opinion in the section titled “Proposal 1: Adoption of the Merger Agreement — Opinion of Citi” beginning on page 62 of this proxy statement is qualified in its entirety by reference to the full text of Citi’s opinion. Citi’s opinion was rendered to the Company Board (in its capacity as such) in connection with its evaluation of the proposed Mergers and was limited to the fairness, from a financial point of view, as of the date of Citi’s written opinion, to holders of shares of Class A Common Stock of the Merger Consideration to be received by such holders pursuant to the terms and subject to the conditions set forth in the Merger Agreement. Citi’s opinion did not address any other terms, aspects or implications of the proposed Mergers. Citi’s opinion did not address the underlying business decision of the Company to effect or enter into the proposed Mergers, the relative merits of the proposed Mergers as compared to any alternative business strategies that might have existed for the Company or the effect of any other transaction in which the Company might have engaged or considered. Citi’s opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the proposed Mergers or otherwise.
For more information, see the section in this proxy statement titled “Proposal 1: Adoption of the MergerAgreement — Opinion of Citi”.
Opinion of Goldman Sachs & Co. LLC (page 67 and Annex C)
The Company also retained Goldman Sachs & Co. LLC (“Goldman Sachs”) as an additional financial advisor. Goldman Sachs delivered its opinion to the Company Board that, as of March 1, 2023 and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated March 1, 2023, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Company Board in connection with its consideration of the Mergers. Goldman Sachs’ opinion is not a recommendation as to how any holder of Class A Common Stock should vote or act with respect to such Mergers or any other matter.
For more information, see the section in this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Opinion of Goldman Sachs”.
Opinion of Barclays Capital Inc. (page 74 and Annex D)
The Transaction Committee engaged Barclays Capital Inc. (“Barclays”) to act as its financial advisor in connection with evaluating a strategic transaction outside of the Company’s ordinary course of business, including a possible sale of the Company, pursuant to an engagement letter dated August 24, 2022. On March 1, 2023, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the Transaction Committee that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the executive officers of the Company and other than TOMS Acquisition II LLC and Imperial Landscape Sponsor LLC (together, the “Excluded Stockholders”)) in the Mergers is fair to such holders.
The full text of Barclays’ written opinion is attached as Annex D to this proxy statement. Barclays’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully in its entirety.
For further discussion of Barclays’ opinion, see the section titled “Proposal 1: Adoption Of The Merger Agreement — Opinion of Barclays” beginning on page 74 of this proxy statement.
Interests of the Company’s Directors and Executive Officers in the Mergers (page 84)
The Company’s directors and executive officers have financial interests in the Mergers that may be different from, or in addition to, the interests of the Company Stockholders, generally. The Company Board and the Transaction Committee were aware of and considered these interests in reaching the determination to approve the execution, delivery and performance by the Company of the Merger Agreement and recommend that Company Stockholders approve the Merger Agreement Proposal. These interests may include:
•
the treatment of Company equity awards provided for under the Merger Agreement;

•
severance and other benefits payable in the case of certain qualifying terminations under the terms of individual employment agreements;

•
the potential to receive, with respect to annual bonuses for the year in which the Closing occurs, for the portion of the performance period that elapses following the Closing, a bonus at no less than target level;

•
the potential grant of cash-based retention and/or transaction awards under programs established for the benefit of certain Company employees;

•
agreements to rollover a portion of existing equity interests in OpCo into equity interests in the Surviving LLC;

•
the continued employment of certain executive officers after Closing pursuant to new employment agreements entered into with Chord TopCo, LP;

•
eligibility for certain executive officers and employees to participate in a new management equity program and/or cash-based long-term term incentive plan following the Closing;

•
the potential for Mr. Berkman and certain of his affiliated entities to be indemnified by the Surviving LLC and/or the Surviving Corporation for certain tax liabilities under a tax protection agreement; and

•
continued indemnification and insurance coverage under the Merger Agreement, the Company’s organizational documents and indemnification agreements the Company has entered into with each of its directors and executive officers, including, with respect to the Company’s executive officers, under individual employment agreements.

These interests are described in more detail, and certain of them are quantified, in the section titled “Proposal 1: Adoption of the Merger Agreement — Interests of the Company’s Directors and Executive Officers in the Mergers”.
No Solicitation (page 112)
The Merger Agreement generally restricts the Company’s ability to directly or indirectly solicit Takeover Proposals (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation”) from third parties (including by furnishing non-public information), to participate in discussions or negotiations with third parties regarding any Takeover Proposal, to enter into agreements providing for or relating to any Takeover Proposal or to approve or recommend any Takeover Proposal. Under certain circumstances, however, and in compliance with certain obligations under the Merger Agreement, if, prior to obtaining the Company Stockholder Approval, the Company receives a Takeover Proposal that did not result from any breach of the Merger Agreement by the Company, the Company may furnish information to and engage in discussions or negotiations with, a person in respect of a Takeover Proposal if in each case, the Company Board determines in good faith (after consultation with financial advisors and outside legal counsel) that such Takeover Proposal constitutes or would reasonably be expected to result in a Superior Proposal (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation”) and not taking such actions would be inconsistent with its fiduciary duties under applicable law. For more information, please see the section of this proxy statement titled “The Merger Agreement — No Solicitation”.
Termination of the Merger Agreement (page 124)
In addition to the circumstances described above, Parent and the Company have certain rights to terminate the Merger Agreement under customary circumstances, including (a) by the mutual written consent of Parent and the Company, (b) the imposition of a final and non-appealable Restraint, (c) certain uncured breaches of the Merger Agreement by the other party, (d) if the Company Merger Effective Time shall not have occurred on or prior to the End Date (as such date may be extended under certain circumstances described in the sections of this proxy statement titled “The Merger Agreement — Termination of the Merger Agreement — Termination by either the Company or Parent” and “The Merger Agreement — Specific Enforcement — Extension of the End Date”) or (e) if the Company Stockholder Approval has not been obtained. For more information, please see the section of this proxy statement titled “The Merger Agreement — Termination of the Merger Agreement”.
Under certain circumstances, the Company will be required to pay the Company Termination Fee to Parent and, under certain other circumstances, Parent will be required to pay the Parent Termination Fee to the Company. For more information, please see the section of this proxy statement titled “The Merger Agreement — Termination Fees”.
Effect on the Company If the Mergers Are Not Completed (page 36)
If the Merger Agreement is not adopted by Company Stockholders, or if the Mergers are not completed for any other reason:
•
Company Stockholders and holders of OpCo Common Units will not be entitled to, nor will they receive, any payment for their respective shares of Company Capital Stock or OpCo Common Units, as applicable, pursuant to the Merger Agreement;

•
(a) Radius will remain an independent public company; (b) Class A Common Stock will continue to be listed and traded on the Nasdaq and registered under the Exchange Act; and (c) Radius will continue to file periodic reports with the SEC; and

•
under certain specified circumstances described in the section of this proxy statement titled “The Merger Agreement — Termination Fees”, Radius will be required to pay Parent the Company Termination Fee and, under certain other circumstances, Parent will be required to pay Radius the Parent Termination Fee.

For more information, please see the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Effect on the Company If the Mergers Are Not Completed”.
Additional Information (page 136)
You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov. Please see the section of this proxy statement titled “Where You Can Find More Information”.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS
AND THE MERGERS
The following questions and answers address some commonly asked questions regarding the Mergers, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including the Merger Agreement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Mergers and how they affect you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement titled “Where You Can Find More Information”.
Q:   Why am I receiving these materials?
A:
The Company Board is furnishing this proxy statement and form of proxy card to the Company Stockholders in connection with the solicitation of proxies to be voted at the Special Meeting.

Q:   Why is Radius proposing the Mergers?
A:
The Company Board and the Transaction Committee carefully reviewed and considered the terms and conditions of the Merger Agreement, including the Mergers and the other transactions contemplated thereby. The Company Board, acting upon the unanimous recommendation of the Transaction Committee, has unanimously: (a) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and the Company Stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of such transactions, (c) declared the Merger Agreement and such transactions are advisable and (d) recommended that the Company Stockholders adopt the Merger Agreement. For more information regarding key factors the Company Board and the Transaction Committee considered in determining to recommend the adoption of the Merger Agreement by Company Stockholders, see the section titled “Proposal 1: Adoption of the Merger Agreement — Recommendation of the Company Board and Reasons for the Mergers”.

Q:   When and where is the Special Meeting?

A:
The Special Meeting is scheduled to be held virtually via live webcast on June 15, 2023, at 8:30 a.m. Eastern Time (unless the Special Meeting is adjourned or postponed). There will not be a physical location for the Special Meeting, and you will not be able to attend in person. We are holding the Special Meeting as a virtual meeting, which relies on the types of digital infrastructure-related assets we own and continue to acquire. Company Stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM and using the 16-digit control number included in the proxy materials.

Q:   What am I being asked to vote on at the Special Meeting?
A:
You are being asked to vote on the following proposals:

•
to adopt the Merger Agreement Proposal;

•
to approve, on an advisory (nonbinding) basis, the Advisory Compensation Proposal; and

•
to approve the Adjournment Proposal.

Q:   Who is entitled to vote at the Special Meeting?
A:
Company Stockholders as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. Each holder of shares of Company Capital Stock shall be entitled to cast one vote on each matter properly brought before the Special Meeting for each such share owned at the close of business on the Record Date. Virtual attendance at the Special Meeting via the Special Meeting website is not required to vote.

Q:   May I attend and vote at the Special Meeting?
A:
All Company Stockholders as of the Record Date may attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM and using the 16-digit control number included in the proxy materials.

Shares held directly in your name as a stockholder of record may be voted at the Special Meeting via the Special Meeting website by using the 16-digit control number included in the proxy materials. Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website only if you obtain a legal proxy from your bank, broker or other nominee.
Even if you plan to attend the virtual Special Meeting, we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement titled “The Special Meeting — Voting at the Special Meeting”) so that your vote will be counted if you later decide not to or become unable to virtually attend the Special Meeting. If you attend the Special Meeting and vote thereat, your vote will revoke any proxy previously submitted.
Q:   What will I receive if the Mergers are completed?
The Merger Agreement provides that, at the Company Merger Effective Time:
•
each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, except for the Appraisal Shares, Owned Company Common Stock and shares of Company Restricted Stock, will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

•
each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, except for Owned Company Common Stock, will be canceled for no consideration;

•
each share of Series A Founder Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax; and

•
each share of Series B Founder Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time will be canceled for no consideration.

In addition, the Merger Agreement provides that, at the OpCo Merger Effective Time:
•
each OpCo Class A Common Unit issued and outstanding immediately prior to the OpCo Merger Effective Time will be converted into one unit of limited liability company interests in the Surviving LLC and thereafter represent ownership of limited liability company interests in the Surviving LLC;

•
each OpCo Class B Common Unit issued and outstanding immediately prior to the OpCo Merger Effective Time, except for Owned OpCo Class B Common Units and any Rollover Equity, will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

•
each Series A Rollover Profits Unit outstanding as of immediately prior to the OpCo Merger Effective Time will be canceled and cease to exist and no consideration will be delivered in exchange therefor;

•
each Series B Rollover Profits Unit outstanding as of immediately prior to the OpCo Merger Effective Time will be deemed fully vested (to the extent unvested) and be treated in the same manner as other OpCo Class B Common Units; and

•
the Carry Unit will be canceled for no consideration.

If, between March 1, 2023 and the Closing, the number of outstanding shares of Company Capital Stock or equity interests of OpCo changes into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange

(other than pursuant to any Rollover Agreement) of shares or similar transaction, the Merger Consideration and the cash amounts owed in respect of Company equity awards, as applicable, will be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction.
Q:   What are the material U.S. federal income tax consequences of the Mergers?
A:
The receipt of cash pursuant to the Company Merger will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of Company Common Stock who is a U.S. holder (as defined below in the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Mergers”), you will recognize capital gain or loss equal to the difference between the amount of cash you receive in the Company Merger and your adjusted tax basis in your shares of Company Common Stock converted into cash in the Company Merger.

If you are a holder of Company Common Stock who is a non-U.S. holder (as defined below in the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Mergers”), the Company Merger will generally not be taxable to you under U.S. federal income tax laws unless you have certain connections to the United States or we are or have been a United States real property holding corporation and certain other conditions are met.
You should read the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 98 for a more complete discussion of the material U.S. federal income tax consequences of the Company Merger. You should consult your own tax advisor for a full understanding of how the Mergers will affect your U.S. federal, state, local or non-U.S. taxes in light of your particular circumstances.
Q:   What will happen to outstanding Radius equity compensation awards in the Mergers?
As of Company Merger Effective Time or OpCo Merger Effective Time, as applicable, except as otherwise agreed by Parent and the applicable award holder, including pursuant to any Rollover Agreement:
•
each Company Stock Option outstanding as of the date of the Merger Agreement, whether vested or unvested, or outstanding as of the Company Merger Effective Time and vested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration, less the applicable exercise price, and the number of shares of Class A Common Stock subject to such Company Stock Option; provided that any such Company Stock Option with an exercise price that is equal to or greater than the Merger Consideration will be canceled for no consideration;

•
each LTIP Unit outstanding as of the date of the Merger Agreement, except for Rollover Equity, will vest with all applicable performance conditions deemed satisfied and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration and the number of shares of Class A Common Stock into which such LTIP Unit is convertible immediately prior to the OpCo Merger Effective Time;

•
each share of Company Restricted Stock held by an employee of the Company or any of its subsidiaries that is outstanding and unvested as of immediately prior to the Company Merger Effective Time will be canceled and converted into an RS Payment Right; provided that, if the employment of a holder of an RS Payment Right is terminated following the Company Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such RS Payment Right will be accelerated to the first payroll date after the date of such termination; and

•
each share of Company Restricted Stock held by a non-employee director of the Company Board that is outstanding as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the Merger Consideration.
With respect to Company Stock Options and LTIP Units granted to employees of the Company or any of its subsidiaries following the date of the Merger Agreement, such equity awards will generally be canceled as of Company Merger Effective Time or OpCo Merger Effective Time, as applicable, and converted into a Post-Signing Award Payment Right; provided that, if the employment of a holder of such Post-Signing Award Payment Right is terminated following the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such Post-Signing Award Payment Right will be accelerated to the first payroll date after the date of such termination. For more information, please see the section of this proxy statement titled “The Merger Agreement — Treatment of Company Equity Awards”.
Q:   What will happen to the Company ESPP and Company Stock Plan?
A:
Prior to the Closing, the Company will take such actions as are necessary to provide that no new offering period or purchase period will commence under the Company ESPP on or after the date of the Merger Agreement and both the Company ESPP and the Company Stock Plan will terminate as of the Company Merger Effective Time.

Q:   How do Radius’ directors and executive officers intend to vote?

A:
On March 1, 2023, concurrently with the execution of the Merger Agreement and as a condition to the Parent Parties’ entry into the Merger Agreement, William H. Berkman, Imperial Landscape Sponsor LLC (an affiliated entity of Michael D. Fascitelli, a director of the Company) and TOMS Acquisition II LLC (an affiliated entity of Noam Gottesman, a director of the Company), directly or indirectly through their respective affiliated persons or entities, as applicable, that, as of March 1, 2023, collectively held approximately 11% voting power of the outstanding Company Capital Stock, entered into voting and support agreements with the Parent Parties (collectively, the “Director Voting and Support Agreements”). Pursuant to the Director Voting and Support Agreements, the aforementioned directors of the Company (and their respective affiliated persons or entities, as applicable), solely in their capacity as Company Stockholders, have agreed, among other things, to vote their shares of Company Capital Stock in favor of the adoption of the Merger Agreement and the transaction contemplated thereby at the Special Meeting, with certain exceptions (as further described in the section titled “Proposal 1: Adoption of the Merger Agreement — Voting and Support Agreements”). As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 19,949,034 shares of Company Capital Stock, representing approximately 17.7% voting power of the outstanding Company Capital Stock as of such date. We currently expect that all directors and executive officers of the Company, including those that are not party to the Director Voting and Support Agreements, will vote all of their respective shares of Company Capital Stock: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal. For more information regarding the Director Voting and Support Agreements and security ownership of directors and executive officers of the Company, see the sections of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Voting and Support Agreements” and “Security Ownership of Certain Beneficial Owners and Management”.

Q:   Are there any other voting agreements in place with Company Stockholders?
A:
Yes, in addition to the Director Voting and Support Agreements, on March 1, 2023, concurrently with the execution of the Merger Agreement and as a condition to the Parent Parties’ entry into the Merger Agreement, Centerbridge Partners, L.P. and its affiliates that, as of March 1, 2023, collectively held approximately 10% voting power of the outstanding Company Capital Stock, entered into a voting and support agreement with the Parent Parties (the “Centerbridge Voting and Support Agreement”). Pursuant to the Centerbridge Voting and Support Agreement, Centerbridge Partners, L.P. and its affiliates have agreed, among other things, to vote their shares of Company Capital Stock in favor of the adoption of the Merger Agreement and the transaction contemplated thereby at the Special Meeting, with certain exceptions (as further described in the section titled “Proposal 1: Adoption of the Merger Agreement — Voting and Support Agreements”).
Q:
Do any of the Company’s directors or executive officers have any interests in the Mergers that are different from, or in addition to, my interests as a Company Stockholder?

A:
In considering the proposals to be voted on at the special meeting, you should be aware that the Company’s directors and executive officers have financial interests in the Mergers that may be different from, or in addition to, your interests as a Company Stockholder. The Company Board and the Transaction Committee were aware of and considered these interests in reaching the determination to approve the execution, delivery and performance by the Company of the Merger Agreement and recommend that Company Stockholders approve the Merger Agreement Proposal. These interests may include:

•
the treatment of Company equity awards provided for under the Merger Agreement;

•
severance and other benefits payable in the case of certain qualifying terminations under the terms of individual employment agreements;

•
the potential to receive, with respect to annual bonuses for the year in which the Closing occurs, for the portion of the performance period that elapses following the Closing, a bonus at no less than target level;

•
the potential grant of cash-based retention and/or transaction awards under programs established for the benefit of certain Company employees;

•
agreements to rollover a portion of existing equity interests in OpCo into equity interests in the Surviving LLC;

•
the continued employment of certain executive officers after Closing pursuant to new employment agreements entered into with Chord TopCo, LP;

•
eligibility for certain executive officers and employees to participate in a new management equity program and/or cash-based long-term term incentive plan following the Closing;

•
the potential for Mr. Berkman and certain of his affiliated entities to be indemnified by the Surviving LLC and/or the Surviving Corporation for certain tax liabilities under a tax protection agreement; and

•
continued indemnification and insurance coverage under the Merger Agreement, the Company’s organizational documents and indemnification agreements the Company has entered into with each of its directors and executive officers, including, with respect to the Company’s executive officers, under individual employment agreements.

These interests are described in more detail, and certain of them are quantified, in the section titled “Proposal 1: Adoption of the Merger Agreement — Interests of the Company’s Directors and Executive Officers in the Mergers”.
Q:
What vote is required to adopt the Merger Agreement Proposal and to approve the Advisory Compensation Proposal and the Adjournment Proposal?

A:
The affirmative vote of the holders of at least a majority of the outstanding shares of Company Capital Stock entitled to vote thereon at the Special Meeting, voting together as a single class, is required to adopt the Merger Agreement. The approval of the Advisory Compensation Proposal and the Adjournment Proposal each requires the affirmative vote of a majority of the votes cast on the proposal.

If a quorum is present at the Special Meeting, the failure to authorize a proxy to vote your shares of Company Capital Stock or vote at the virtual special meeting, or the failure to instruct your broker on how to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Advisory Compensation Proposal and the Adjournment Proposal. Each “broker non-vote” will also count as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal. If a quorum is not present, the chairman of the Special Meeting or the Company Board may adjourn or postpone the Special Meeting.
The Company does not intend to call a vote on the Adjournment Proposal if the Merger Agreement Proposal is approved at the Special Meeting.
Q:   What happens if the Mergers are not completed?
A:
If the Merger Agreement is not adopted by Company Stockholders or if the Mergers are not completed for any other reason, Company Stockholders will not receive any payment for their shares of Company Capital Stock. Instead, Radius will remain an independent public company, Class A Common Stock will continue to be listed and traded on the Nasdaq and registered under the Exchange Act, and Radius will continue to file periodic reports with the SEC.

Under certain circumstances, Radius will be required to pay Parent the Company Termination Fee and, under certain other circumstances, Parent will be required to pay Radius the Parent Termination Fee. For more information, please see the section of this proxy statement titled “The Merger Agreement — Termination Fees”.
Q:
Why are Company Stockholders being asked to cast an advisory (nonbinding) vote to approve the Advisory Compensation Proposal?

A:
The Exchange Act and applicable SEC rules thereunder require Radius to seek an advisory (nonbinding) vote with respect to certain payments that will or may be paid or become payable to its named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby.

Q:
What will happen if Company Stockholders do not approve the Advisory Compensation Proposal at the Special Meeting?

A:
The vote on executive compensation that will or may be paid or become payable to Radius’ named executive officers that is based or otherwise relates to the Merger Agreement and the transactions contemplated thereby is a vote separate and apart from the vote to approve the Merger Agreement Proposal. Accordingly, Company Stockholders may vote to approve the Merger Agreement Proposal and vote not to approve the Advisory Compensation Proposal and vice versa. Because the Advisory Compensation Proposal is advisory in nature only, it will not be binding on the Company or the Board; as the Company is contractually obligated to pay such compensation, such compensation will or may be paid or become payable, subject only to the conditions applicable thereto, if the Mergers are consummated and regardless of the outcome of the advisory vote.

Q:
What do I need to do now?

A:
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including the Merger Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Mergers and how they affect you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement titled “The Special Meeting — Voting at the Special Meeting”), so that your shares can be voted at the Special Meeting. If you hold your shares in “street name”, please refer to the voting instruction form provided by your bank, broker or other nominee to vote your shares.

Q:
Should I surrender my book-entry shares now?

A:
No. After the Mergers are completed, the Paying Agent will mail a check, or make a wire transfer, to each holder of book-entry shares in an amount of U.S. dollars equal to the aggregate amount of Merger Consideration, without interest and subject to any required withholding of tax, to which such holder is entitled, as described in the section of this proxy statement titled “The Merger Agreement — Exchange and Payment Procedures”.

Q:
What happens if I sell or otherwise transfer my shares of Company Capital Stock after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Mergers are expected to be completed. If you sell or transfer your shares of Company Capital Stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Radius in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, without interest and subject to any required withholding of tax, if the Mergers are completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your shares of Company Capital Stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement titled “The Special Meeting — Voting at the Special Meeting”).

Q:
What is the difference between holding Company Capital Stock as a stockholder of record and holding shares in “street name” as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered to be the “stockholder of record” with respect to those shares. In this case, this proxy statement and your proxy card have been sent directly to you by Radius.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of Company Capital Stock held in “street name”. In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the “stockholder of record”. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the virtual Special Meeting.
Q:
How may I vote?

A:
If you are a stockholder of record of a Company Capital Stock (that is, if your shares of Company Capital Stock are registered in your name with Computershare Trust Company, N.A., our transfer agent), there are four ways to vote:

•
Internet:   Vote at www.virtualshareholdermeeting.com/RADI2023SM in advance of the Special Meeting. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on June 14, 2023. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

•
Telephone:   Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on June 14, 2023. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•
Mail:   Mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Time on June 14, 2023.

•
At the Special Meeting:   Shares held directly in your name as a stockholder of record may be voted at the Special Meeting via the Special Meeting website by using the 16-digit control number included in your proxy materials. Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website only if you obtain a legal proxy from your bank, broker or other nominee.
If your shares of Company Capital Stock are held in “street name” by a bank, broker or other nominee, the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone.
Whether or not you plan to attend the virtual Special Meeting, we urge you to vote in advance by proxy to ensure your vote is counted. We encourage you to submit your proxy over the Internet or by telephone, both of which are convenient, cost-effective and reliable alternatives to returning a proxy card by mail. You may still attend the Special Meeting and vote thereat if you have already voted by proxy.
Please be aware that, although there is no charge for voting your shares, if you vote electronically over the Internet by visiting the address on your proxy card or by telephone by calling the phone number on your proxy card, in each case, you may incur costs such as Internet access and telephone charges for which you will be responsible.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the Internet or by telephone.
Q:
What is a proxy?

A:
A proxy is a Company Stockholder’s legal designation of another person to vote shares owned by such Company Stockholder on his or her behalf. If you are a stockholder of record of Company Capital Stock, you can vote by proxy over the Internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially in “street name”, you should follow the voting instructions provided by your bank, broker or other nominee.

Q:
If a Company Stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Q:
If my broker holds my shares in “street name”, will my broker vote my shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which will have the same effect as if you voted against the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal.

Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. You can change or revoke your proxy before the Special Meeting in the manner described in this proxy statement. If you are the record holder of your shares, you may change or revoke your proxy by any of the following actions:

•
You may vote again over the Internet or by telephone as instructed on your proxy card before the closing of the voting facilities at 11:59 p.m. Eastern Time on June 14, 2023.

•
You may submit another properly signed proxy card with a later date; provided such proxy card is received no later than the close of business on June 14, 2023.

•
You may send a signed written notice that you are revoking your proxy to Radius’ Secretary at 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004; provided such written notice is received no later than the close of business on June 14, 2023.

•
You may attend the Special Meeting and vote thereat. Simply attending the virtual Special Meeting will not, by itself, revoke your proxy.

If you hold your shares of Company Capital Stock in “street name”, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting via the Special Meeting website by using the 16-digit control number included in your proxy material.
If you have any questions about how to vote or change your vote, you should contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: +1 (877) 456-3513
Banks and Brokers may call collect: +1 (212) 750-5833
Q:
What should I do if I receive more than one set of voting materials?

A:
This means you own shares of Company Capital Stock that are registered under different names or are in more than one account. For example, you may own some shares directly as a stockholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you submit your proxy by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:
How many copies of this proxy statement and related voting materials should I receive if I share an address with another Company Stockholder?

A:
The SEC’s proxy rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more Company Stockholders sharing the same address by delivering a single proxy statement to those Company Stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for Company Stockholders and cost savings for companies.

Radius and some brokers may be householding our proxy materials by delivering a single set of proxy materials to multiple Company Stockholders who request a copy and share an address, unless contrary instructions have been received from the affected Company Stockholders. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker if your shares are held in a brokerage account or Radius if you are a stockholder of record by making a request to our Secretary at 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004 or by calling +1 (610) 660-4910. In addition, Radius will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement.
Q:
Where can I find the voting results of the Special Meeting?

A:
The preliminary voting results for the Special Meeting are expected to be announced at the Special

Meeting. In addition, within four business days following certification of the final voting results, Radius will file the final voting results of the Special Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.
Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Radius has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for the Special Meeting. Radius expects to pay Innisfree M&A Incorporated a fee of $30,000, plus certain costs associated with additional services, as necessary, and Innisfree M&A Incorporated will be reimbursed for certain out-of-pocket fees and expenses. Radius has agreed to indemnify Innisfree M&A Incorporated against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Radius also may reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Company Capital Stock. Radius directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.
Q:
When do you expect the Mergers to be completed?

A:
We currently expect to complete the Mergers in the third quarter of 2023. However, the exact timing of completion of the Mergers cannot be predicted because the Mergers are subject to the closing conditions specified in the Merger Agreement and summarized in this proxy statement, many of which are outside of our control. For more information, please see the section of this proxy statement titled “The Merger Agreement — Conditions to the Closing of the Mergers”.

Q:
How can I obtain additional information about Radius?

A:
Radius will provide copies of this proxy statement, documents incorporated by reference and its 2022 Annual Report to Stockholders, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, without charge to any Company Stockholder who makes a request in writing or by telephone to Radius’ Investor Relations Department at 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004 or +1 (610) 660-4910. In order for you to receive timely delivery of documents in advance of the Special Meeting, you must make such request by no later than June 1, 2023. Radius’ Annual Report and other SEC filings may also be accessed at https://sec.gov or on Radius’ investor website at https://www.radiusglobal.com/filings/sec-filings. Radius’ website address is provided as an inactive textual reference only. The information provided on or accessible through our website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to our website provided in this proxy statement.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Mergers, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Company Capital Stock, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: +1 (877) 456-3513
Banks and Brokers may call collect: +1 (212) 750-5833

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The information contained in this proxy statement, together with other statements and information publicly disseminated by Radius, contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, that are subject to risks and uncertainties. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “will,” or similar expressions, their negative or other variations or comparable terminology.
Forward-looking statements are based on current beliefs, assumptions and expectations based upon our historical performance and on our current plans, estimates and expectations in light of information available to us. Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements made herein after the date of this proxy statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity and the Mergers. Actual results may differ materially from those set forth in the forward-looking statements. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results.
Certain important factors that we think could cause our actual results to differ materially from expected results are summarized below. Other factors besides those listed could also adversely affect us. We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for management to predict all such risks and uncertainties or how they may affect us. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
Important factors that could cause our actual results to differ materially from those indicated in these statements include, but are not limited to:
•
the Mergers may not be completed in a timely manner or at all, including the risk that any required antitrust and foreign investment approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect us or the expected benefits of the Mergers or that the approval of the Company Stockholders is not obtained;

•
the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived, including the failure (a) to receive any required antitrust and foreign investment approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals) and (b) to satisfy conditions related to (i) there being no event of default under certain of the Company’s existing debt facilities, (ii) certain waivers of change of control provisions under certain of the debt agreements of the Company and its subsidiaries being in full force and effect at the Closing, including the possibility that such waivers fail to be in full force and effect at the Closing because any two of Mr. Berkman, Mr. Bruce and Mr. Goldstein have ceased to continue in their current capacities as Chief Executive Officer, President and Chief Operating Officer of the Company, respectively, at the Closing, and (iii) the Company having a specified minimum cash balance and the Company or any of its subsidiaries having an additional specified amount of additional cash, in each case at the Closing;

•
the possibility that compliance with the minimum cash condition to the consummation of the Mergers described above may limit the growth of the Company’s business, depending on the availability to the Company of other sources of capital that are permitted under the terms of the Merger Agreement;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Mergers, including in circumstances that would require us to pay a termination fee or other expenses;

•
the effect of the announcement or pendency of the Mergers on our ability to retain and hire key personnel, our ability to maintain the relationships with our customers, suppliers and others with whom we do business, or our operating results and business generally;

•
risks related to diverting management’s attention from our ongoing business operations;

•
the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense, indemnification and liability;

•
the extent that wireless carriers (mobile network operators, or “MNOs”) or tower companies consolidate their operations, exit the wireless communications business or share site infrastructure to a significant degree;

•
the extent that new technologies reduce demand for wireless infrastructure;

•
competition for assets;

•
whether the Tenant Leases for the wireless communication tower, antennae or other communications infrastructure located on our real property interests are renewed with similar rates or at all;

•
the extent of unexpected lease cancellations, given that most of the Tenant Leases associated with our assets may be terminated upon limited notice by the MNO or tower company and unexpected lease cancellations could materially impact cash flow from operations;

•
economic, political, cultural, regulatory and other risks to our operations, including risks associated with fluctuations in foreign currency exchange rates and local inflation rates;

•
the effect of the Electronic Communications Code in the United Kingdom, which may limit the amount of lease income we generate in the United Kingdom;

•
the extent that we continue to grow at an accelerated rate, which may prevent us from achieving profitability or positive cash flow at a company level (as determined in accordance with GAAP) for the foreseeable future, particularly given our history of net losses and negative net cash flow;

•
the fact that we have incurred a significant amount of debt and may in the future incur additional indebtedness;

•
the extent that the terms of our debt agreements limit our flexibility in operating our business;

•
the extent that unfavorable capital markets environments impair our growth strategy, which requires access to new capital;

•
the adverse effect that increased market interest rates may have on our interest costs, the value of our assets and on the growth of our business;

•
the adverse effect that perceived health risks from radio frequency energy may have on the demand for wireless communication services;

•
our ability to protect and enforce our real property interests in, or contractual rights to, the revenue streams generated by leases on our communications sites;

•
the loss, consolidation or financial instability of any of our limited number of customers;

•
our ability to pay dividends or satisfy our financial obligations;

•
whether we are required to issue additional shares of Class A Common Stock pursuant to the terms of the Series A Founder Preferred Stock or the OpCo LLC Agreement or upon the exercise of options to acquire shares of Class A Common Stock, which would dilute the interests of holders of our Class A Common Stock;

•
the possibility that securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our securities adversely;

•
the possibility that we have established human capital goals and objectives that we may be unable to achieve or that are too optimistic; and

•
other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Radius’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and risks that may be described in Radius’ Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Radius with the SEC.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Company Board for use at the Special Meeting.
Date, Time and Place
The Special Meeting will be held virtually via live webcast on June 15, 2023, beginning at 8:30 a.m. Eastern Time (unless the Special Meeting is adjourned or postponed). Company Stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM and using the 16-digit control number included in the proxy materials.
Purpose of the Special Meeting
At the Special Meeting, we will ask Company Stockholders to vote on proposals to: (a) adopt the Merger Agreement Proposal; (b) approve, on an advisory (nonbinding) basis, the Advisory Compensation Proposal; and (c) approve the Adjournment Proposal.
Record Date; Shares Entitled to Vote; Quorum
The Company Board has set May 9, 2023 as the Record Date for the Special Meeting. If you were the owner of Company Capital Stock at the close of business on the Record Date, you are entitled to vote at the Special Meeting. Stockholders of record of our Class A Common Stock and Class B Common Stock are entitled to one vote for each share of common stock they held on the Record Date. Holders of shares of our Founder Preferred Stock are entitled to a number of votes equal to the number of shares of Class A Common Stock or Class B Common Stock, as applicable, into which each share of Founder Preferred Stock held of record by such holder could then be converted. As described more fully in the Company Charter, our Founder Preferred Stock is convertible into Class A Common Stock or Class B Common Stock, as applicable, on a one-for-one basis. Holders of any LTIP Units held in tandem with their related Class B Common Stock and/or Series B Founder Preferred Stock, as applicable, whether vested or unvested, are entitled to a number of votes equal to the number of votes that the shares of Class B Common Stock and/or Series B Founder Preferred Stock, as applicable, that are held in tandem with such LTIP Units are entitled.
At the close of business on the Record Date, there were (1) 99,714,040 shares of Class A Common Stock (which includes 1,399,192 restricted shares of Class A Common Stock that are subject to vesting conditions) issued, outstanding and entitled to vote, (2) 10,255,811 shares of Class B Common Stock issued, outstanding and entitled to vote and (3) 2,986,033 shares of Founder Preferred Stock (which includes 1,600,000 Series A Founder Preferred Stock and 1,386,033 Series B Founder Preferred Stock) issued, outstanding and entitled to vote.
A list of stockholders of record entitled to vote at the Special Meeting will be open to examination by any stockholder, for any purpose germane to the Special Meeting, during normal business hours for a period of ten days before and during the Special Meeting at our corporate offices at 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004. Stockholders may also contact Investor Relations at +1 (610) 660-4910 and arrangements will be made to review the records in person. The list of the Company Stockholders will also be available on the bottom of your screen during the Special Meeting after entering your control number included on your notice of internet availability or the voting instructions you received to enter the meeting.
The holders of at least a majority in voting power of the outstanding Company Capital Stock entitled to vote thereat must be present at the Special Meeting, either present in person or represented by proxy, for the Company to hold the Special Meeting and conduct business. This is called a “quorum”. Your shares will be counted as present at the Special Meeting for quorum purposes if you either attend our Special Meeting or properly submit your proxy prior to the Special Meeting. Shares subject to a broker non-vote (as defined below) will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned to solicit additional proxies.
To vote your shares before the Special Meeting, please follow the instructions for Internet or telephone voting in the notice of internet availability, your other proxy materials or in your voting instructions. You may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner. We encourage you to vote before the Special Meeting even if you plan to attend the Special Meeting, to ensure your shares will be represented whether or not you are able to attend the meeting.
Stockholders may vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM. To participate as a stockholder in the Special Meeting, you will need your control number. We encourage you to vote before the Special Meeting even if you plan to attend the Special Meeting, to ensure your shares will be represented whether or not you are able to attend the meeting.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of the holders of at least a majority of the outstanding shares of Company Capital Stock entitled to vote thereon at the Special Meeting, voting together as a single class, is required to adopt the Merger Agreement. As of the Record Date, 56,477,943 votes constitute a majority of the outstanding shares of Company Capital Stock. Adoption of the Merger Agreement by Company Stockholders is a condition to the consummation of the Mergers. The approval of the Advisory Compensation Proposal and the Adjournment Proposal each requires the affirmative vote of a majority of the votes cast on the applicable proposal.
If a quorum is present at the Special Meeting, the failure to authorize a proxy to vote your shares of Company Capital Stock or vote at the virtual special meeting, or the failure to instruct your broker on how to vote will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Advisory Compensation Proposal and the Adjournment Proposal. Each “broker non-vote” will also count as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Advisory Compensation Proposal or the Adjournment Proposal. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. Radius does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered “routine”, whereas each of the proposals to be presented at the Special Meeting is considered “non-routine”. As a result, no broker will be permitted to vote your shares of Company Capital Stock at the Special Meeting without receiving instructions. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal. If a quorum is not present, the chairman of the Special Meeting or the Company Board may adjourn or postpone the Special Meeting.
The Company does not intend to call a vote on the Adjournment Proposal if the Merger Agreement Proposal is approved at the Special Meeting.
Stock Ownership and Interests of Certain Persons
Shares Held by Radius’ Directors and Executive Officers
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 19,949,034 shares of Company Capital Stock, representing approximately 17.7% voting power of the outstanding Company Capital Stock as of the Record Date.
We currently expect that all directors and executive officers of the Company, including those that are not party to the Director Voting and Support Agreements, will vote all of their respective shares of Company

Capital Stock: (1) “FOR” the Merger Agreement Proposal, (2) “FOR” the Advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.
Voting at the Special Meeting
You can vote at the virtual Special Meeting, which will be held on June 15, 2023, at 8:30 a.m. Eastern Time at www.virtualshareholdermeeting.com/RADI2023SM (unless the Special Meeting is adjourned or postponed).
You may also authorize the persons named as proxies on the proxy card to vote your shares by returning the proxy card in advance by mail, over the Internet or by telephone. Radius encourages you to vote over the Internet or by phone as Radius believes they are the most cost-effective methods. We also recommend that you vote as soon as possible, even if you are planning to attend the Special Meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective and reliable alternatives to returning your proxy card by mail. If you choose to vote your shares over the Internet or by telephone, there is no need for you to submit your proxy card by mail.
Voting Before the Meeting:
To vote your shares before the Special Meeting, please follow the instructions for Internet or telephone voting in the notice of internet availability, your other proxy materials or in your voting instructions. You may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner. We encourage you to vote before the Special Meeting even if you plan to attend the Special Meeting, to ensure your shares will be represented whether or not you are able to attend the meeting.
Voting At the Meeting:
Stockholders may vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/RADI2023SM. To participate as a stockholder in the Special Meeting, you will need your control number. We encourage you to vote before the Special Meeting even if you plan to attend the Special Meeting, to ensure your shares will be represented whether or not you are able to attend the meeting.
All shares represented by properly signed and dated proxies received by the deadline will be voted at the Special Meeting in accordance with the instructions of the Company Stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal. If you indicate on your proxy card that you wish to vote in favor of the Merger Agreement Proposal but do not indicate a choice on the Adjournment Proposal or the Advisory Compensation Proposal on a nonbinding advisory basis, your shares of Company Capital Stock will be voted “FOR” each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting using your control number, or, if you did not obtain a control number, contacting your bank, broker or other nominee to obtain a control number so that you may vote. If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker or other nominee, if possible, or do not attend the Special Meeting and vote thereat, it will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will not have any effect on the Advisory Compensation Proposal or the Adjournment Proposal.
Revocability of Proxies
Any proxy given by a stockholder of record may be revoked by the person giving it at any time before the final vote at the Special Meeting by submitting a written notice of revocation to Radius Global

Infrastructure, Inc., 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004, or over the Internet or by phone by following the instructions included in your proxy materials. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone, by signing and returning a new proxy card by mail (only your latest proxy submitted prior to the Special Meeting will be counted), or by attending and voting at the online Special Meeting.
If you are a beneficial owner and wish to revoke a prior instruction, you should follow the voting instructions you receive from your bank, broker or other nominee to revoke your proxy or change your vote.
Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow Company Stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.
Company Board’s Recommendation
The Company Board, acting upon the unanimous recommendation of the Transaction Committee, has unanimously: (a) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and the Company Stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of such transactions, (c) declared the Merger Agreement and such transactions are advisable and (d) recommended that the Company Stockholders adopt the Merger Agreement.
The Company Board unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Solicitation of Proxies
The Company Board is soliciting your proxy, and Radius will bear the cost of soliciting proxies. Innisfree M&A Incorporated has been retained to assist with the solicitation of proxies. Radius expects to pay Innisfree M&A Incorporated a fee of $30,000, plus certain costs associated with additional services, as necessary, and Innisfree M&A Incorporated will be reimbursed for its reasonable out-of-pocket expenses for these and other advisory services in connection with the Special Meeting. Forms of proxies and proxy materials may also be distributed through brokers, custodians and other like parties to the beneficial owners of shares of Company Capital Stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses in accordance with SEC and Nasdaq regulations. Proxies may also be solicited in person or by telephone, facsimile, electronic mail or other electronic medium by Innisfree M&A Incorporated or, without additional compensation, by Radius or Radius’ directors, officers and employees.
Anticipated Date of Completion of the Mergers
Assuming timely satisfaction of necessary closing conditions, including the approval by Company Stockholders of the Merger Agreement Proposal, we currently anticipate that the Mergers will be consummated in the third quarter of 2023. However, the exact timing of completion of the Mergers cannot be predicted because the Mergers are subject to the closing conditions specified in the Merger Agreement and summarized in this proxy statement, many of which are outside of our control.
Appraisal Rights
If the Mergers are consummated, persons who do not wish to accept the Merger Consideration are entitled to seek appraisal of their shares of Company Capital Stock under Section 262 of the DGCL and, if all procedures described in Section 262 of the DGCL are strictly complied with, to receive payment in cash for the fair value of their shares of Company Capital Stock exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company Capital Stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the Merger Consideration that you are otherwise entitled to receive under the

Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262 of the DGCL.
Persons who exercise appraisal rights under Section 262 of the DGCL will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Company Capital Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their shares of Company Capital Stock determined under Section 262 of the DGCL could be more than, the same as or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 of the DGCL is required. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262 of the DGCL, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record or beneficial owner of shares of Company Capital Stock who (a) continuously holds such shares through the Company Merger Effective Time, (b) has not consented to or otherwise voted in favor of the Mergers or otherwise withdrawn, lost or waived appraisal rights, (c) strictly complies with the procedures under Section 262 of the DGCL, (d) does not thereafter withdraw his, her or its demand for appraisal of such shares and (e) in the case of a beneficial owner, a person who (i) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (ii) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (iii) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List (as defined in the section of this proxy statement titled “The Merger Agreement — Appraisal Rights”), will be entitled to receive the fair value of his, her or its shares of Company Capital Stock exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
A copy of Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The foregoing summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 of the DGCL and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 of the DGCL and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. For more information, please see the section of this proxy statement titled “The Merger Agreement — Appraisal Rights”.
Delisting and Deregistration of Radius Common Stock
If the Company Merger is completed, the shares of Class A Common Stock will be delisted from the Nasdaq and deregistered under the Exchange Act, and shares of Radius common stock will no longer be publicly traded.
Other Matters
Pursuant to the DGCL and the Company Bylaws, only the matters set forth in the Notice of Special Meeting may be brought before the Special Meeting.
Householding of Special Meeting Materials
Stockholders residing in the same address who hold their stock through a bank or broker will receive only one set of proxy materials, including the Notice, in accordance with a notice sent earlier by their bank or broker. This practice of sending only one copy of proxy materials, called “householding,” saves us money in printing and distribution costs and reduces the environmental impact of our Special Meeting. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the Company Stockholders within the household.

If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household receives multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.
Questions and Additional Information
If you have any questions concerning the Mergers, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Company Capital Stock, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: +1 (877) 456-3513
Banks and Brokers may call collect: +1 (212) 750-5833

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
This discussion of the Mergers is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Mergers, because it contains important information about the Mergers and how they affect you.
Parties Involved in the Mergers
Radius Global Infrastructure, Inc.
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004
Radius Global Infrastructure, Inc., through its various subsidiaries, is a multinational owner and acquiror of triple net rental streams and real properties leased to wireless operators, wired operators, wireless tower companies, and other digital infrastructure operators. As of December 31, 2022, Radius had interests in the revenue streams of approximately 9,188 assets that were situated on approximately 7,024 different communications sites located throughout the United States and 20 other countries.
APW OpCo LLC
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004
APW OpCo LLC is the parent of AP WIP Investments Holdings, LP, one of the largest international aggregators of rental streams underlying wireless and other essential communications infrastructure sites through the acquisition of telecom real property interests and contractual rights. Radius directly owns a 96.6% interest in OpCo, and the remaining 3.4% interest is owned by other members of OpCo, including certain Radius executive officers.
Chord Parent, Inc.
1114 Avenue of the Americas, 45th Floor
New York, NY 10036
Chord Parent, Inc. is a Delaware corporation that will be controlled by affiliates of EQT and PSP upon the consummation of the transactions contemplated by the Merger Agreement. Parent was formed on February 23, 2023 solely for the purpose of entering into the Merger Agreement and related agreements and consummating the transactions contemplated thereby. Parent has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the consummation of the transactions contemplated by the Merger Agreement and related agreements, the Company will be a wholly owned subsidiary of Parent.
The principal executive offices of EQT are located at 1114 Avenue of the Americas, 45th Floor New York, NY 10036 and the principal executive offices of PSP are located at 1250 René-Lévesque Boulevard West, Suite 1400, Montréal, Québec, Canada H3B 5E9.
Chord Merger Sub I, Inc.
1114 Avenue of the Americas, 45th Floor
New York, NY 10036
Chord Merger Sub I, Inc. is a Delaware corporation and a wholly owned subsidiary of Parent and was formed on February 23, 2023, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub I has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the completion of the Company Merger, Merger Sub I will cease to exist and Radius will continue as the Surviving Corporation and a wholly owned subsidiary of Parent.

Chord Merger Sub II, LLC
1114 Avenue of the Americas, 45th Floor
New York, NY 10036
Chord Merger Sub II, LLC is a Delaware limited liability company and a wholly owned subsidiary of Merger Sub I and was formed on February 23, 2023, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub II has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the completion of the OpCo Merger, Merger Sub II will cease to exist and OpCo will continue as the Surviving LLC and a subsidiary of Parent and the Company.
Effects of the Mergers
The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, at the Company Merger Effective Time, Merger Sub I will merge with and into the Company, the separate corporate existence of Merger Sub I will cease and the Company will continue its corporate existence as the Surviving Corporation, becoming a wholly owned subsidiary of Parent.
The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and in accordance with the DLLCA, at the OpCo Merger Effective Time, Merger Sub II will merge with and into OpCo, the separate existence of Merger Sub II will cease and OpCo will continue as the Surviving LLC, becoming a subsidiary of Parent and the Company.
As a result of the Company Merger, Class A Common Stock will no longer be publicly traded and will be delisted from the Nasdaq. In addition, Class A Common Stock will be deregistered under the Exchange Act, and Radius will no longer file periodic reports with the SEC. Unless you are a Rollover Holder, you will not own any equity interests in the Surviving Corporation or the Surviving LLC.
Effect on the Company If the Mergers Are Not Completed
If the Merger Agreement is not adopted by Company Stockholders, or if the Mergers are not completed for any other reason:
•
Company Stockholders and holders of OpCo Common Units will not be entitled to, nor will they receive, any payment for their respective shares of Company Capital Stock or OpCo Common Units, as applicable, pursuant to the Merger Agreement;

•
(a) Radius will remain an independent public company; (b) Class A Common Stock will continue to be listed and traded on the Nasdaq and registered under the Exchange Act; and (c) Radius will continue to file periodic reports with the SEC; and

•
under certain specified circumstances described in the section of this proxy statement titled “The Merger Agreement — Termination Fees”, Radius will be required to pay Parent a termination fee of $52,000,000 and, under certain other specified circumstances described in such section of this proxy statement, Parent will be required to pay Radius a termination fee of $103,000,000.

Merger Consideration
Company Capital Stock
The Merger Agreement provides that, at the Company Merger Effective Time:
•
each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, except for the Appraisal Shares, Owned Company Common Stock and shares of Company Restricted Stock, will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

•
each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, except for Owned Company Common Stock, will be canceled for no consideration;

•
each share of Series A Founder Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax; and

•
each share of Series B Founder Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time will be canceled for no consideration.

In addition, the Merger Agreement provides that, at the OpCo Merger Effective Time:
•
each OpCo Class A Common Unit issued and outstanding immediately prior to the OpCo Merger Effective Time will be converted into one unit of limited liability company interests in the Surviving LLC and thereafter represent ownership of limited liability company interests in the Surviving LLC;

•
each OpCo Class B Common Unit issued and outstanding immediately prior to the OpCo Merger Effective Time, except for Owned OpCo Class B Common Units and any Rollover Equity, will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

•
each Series A Rollover Profits Unit outstanding as of immediately prior to the OpCo Merger Effective Time will be canceled and cease to exist and no consideration will be delivered in exchange therefor;

•
each Series B Rollover Profits Unit outstanding as of immediately prior to the OpCo Merger Effective Time will be deemed fully vested (to the extent unvested) and be treated in the same manner as other OpCo Class B Common Units; and

•
the Carry Unit will be canceled for no consideration.

If, between March 1, 2023 and the Closing, the number of outstanding shares of Company Capital Stock or equity interests of OpCo changes into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction, the Merger Consideration and the cash amounts owed in respect of Company equity awards, as applicable, will be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction.
After the Mergers are completed, you will no longer have any rights as a Company Stockholder. For more information, please see the section of this proxy statement titled “The Merger Agreement — Appraisal Rights”.
Treatment of Company Equity Awards
As of Company Merger Effective Time or OpCo Merger Effective Time, as applicable, except as otherwise agreed by Parent and the applicable award holder, including pursuant to any Rollover Agreement:
•
each Company Stock Option outstanding as of the date of the Merger Agreement, whether vested or unvested, or outstanding as of the Company Merger Effective Time and vested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration, less the applicable exercise price, and the number of shares of Class A Common Stock subject to such Company Stock Option; provided that any such Company Stock Option with an exercise price that is equal to or greater than the Merger Consideration will be canceled for no consideration;

•
each LTIP Unit outstanding as of the date of the Merger Agreement, except for Rollover Equity, will vest with all applicable performance conditions deemed satisfied and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration and the number of shares of Class A Common Stock into which such LTIP Unit is convertible immediately prior to the OpCo Merger Effective Time;

•
each share of Company Restricted Stock held by an employee of the Company or any of its subsidiaries that is outstanding and unvested as of immediately prior to the Company Merger

Effective Time will be canceled and converted into an RS Payment Right; provided that, if the employment of a holder of an RS Payment Right is terminated following the Company Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such RS Payment Right will be accelerated to the first payroll date after the date of such termination; and
•
each share of Company Restricted Stock held by a non-employee director of the Company Board that is outstanding as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the Merger Consideration.

With respect to Company Stock Options and LTIP Units granted to employees of the Company or any of its subsidiaries following the date of the Merger Agreement, such equity awards will generally be canceled as of the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, and converted into a Post-Signing Award Payment Right; provided that, if the employment of a holder of such Post-Signing Award Payment Right is terminated following the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such Post-Signing Award Payment Right will be accelerated to the first payroll date after the date of such termination. For more information, please see the section of this proxy statement titled “The Merger Agreement — Treatment of Company Equity Awards”.
Treatment of Employee Stock Purchase Plan and Company Stock Plan
Prior to the Closing, the Company will take such actions as are necessary to provide that no new offering period or purchase period will commence under the Company ESPP on or after the date of the Merger Agreement and both the Company ESPP and the Company Stock Plan will terminate as of the Company Merger Effective Time. For more information, please see the section of this proxy statement titled “The Merger Agreement — Treatment of Company Equity Awards”.
Background of the Mergers
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among members of the Company Board, members of the Transaction Committee, Company management, the Company’s and the Transaction Committee’s respective financial and legal advisors, Company management’s respective legal advisors, EQT, PSP and their respective financial and legal advisors or any other person.
The Company Board has, from time to time and in consultation with the Company’s management and financial and legal advisors, evaluated a range of financial and strategic opportunities, including potential acquisitions, divestitures, joint ventures, business combinations and other similar transactions, as well as the possibility of obtaining capital investments from third parties in the public and private markets to fund the Company’s consistent need for capital to support its acquisition growth strategy. These evaluations have focused on, among other things, the business and macroeconomic environment facing digital infrastructure operators, as well as conditions and trends in the industry, and included Company Board discussions as to the advantages and risks of different strategies for short- and long-term value creation. Such discussions included whether the Company should continue to execute on its strategy as a stand-alone public company, pursue various joint ventures to fund its acquisition growth strategy, including a possible minority equity investment in the subsidiaries of the Company that own the Company’s multinational, diversified, cash-yielding portfolio of real property digital infrastructure assets (such subsidiaries, collectively, “YieldCo” and such potential investment, a “YieldCo transaction”), seek to make larger scale acquisitions or pursue a sale of the entire Company to a third party (a “WholeCo transaction”). As a result, members of the Company’s management and representatives of the Company’s financial and legal advisors have from time to time engaged in discussions with representatives of other companies, and their financial and legal advisors, that operate in, or are interested in, the digital infrastructure industry, as well as financial sponsors, including EQT and PSP, regarding such opportunities.

In March 2021, the Company entered into a mutual non-disclosure agreement with a publicly listed company focused on digital infrastructure that we refer to as “Party A” to engage in preliminary discussions regarding a potential strategic relationship. Following execution of this mutual non-disclosure agreement, representatives of the Company and representatives of Party A from time to time discussed potential business relationships and strategic opportunities, including potential joint ventures, business combinations and other similar transactions.
In December 2021, the Company entered into non-disclosure agreements with each of EQT, a financial sponsor that we refer to as “Party B” and a financial sponsor that we refer to as “Party C”, to engage in preliminary discussions regarding potential capital investments in the Company and its subsidiaries. Following execution of these non-disclosure agreements, representatives of the Company, on the one hand, and representatives of each of EQT and Party C, on the other hand, had preliminary discussions regarding various capital investment opportunities, including a potential YieldCo transaction.
On February 9, 2022, William C. Berkman, Co-Chairman and Chief Executive Officer of the Company, Scott G. Bruce, President of the Company, and Benjamin Judson, Vice President of the Company, met with representatives of Party C in New York City for introductory purposes.
On February 11, 2022, Mr. Berkman, Mr. Bruce, Mr. Judson and Richard I. Goldstein, Chief Operating Officer of the Company, met with representatives of Party A in New York City (with Mr. Goldstein participating remotely) to have preliminary discussions regarding various capital investment opportunities, including a potential YieldCo transaction.
On February 25, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company in attendance, at which meeting, among other things, the Company Board discussed the strategic rationale of a potential YieldCo transaction to further fund the Company’s acquisition growth strategy and determined to undertake a process to pursue a YieldCo transaction. As part of this discussion, Company management discussed with the Company Board features of a potential YieldCo transaction that it would seek in any such process, including: seeking an initial contribution by a minority investor into YieldCo in the range $300 to $500 million, the proceeds of which would be used to acquire additional cash yielding digital infrastructure assets; subsequent contributions of cash on a pro-rata basis between the Company and any such minority investor to acquire additional digital infrastructure assets post-closing; and the periodic post-closing receipt by the Company of management and incentive fees and reimbursement of certain expenses for the ongoing management of YieldCo’s business and services provided to YieldCo by the subsidiaries of the Company that own and operate the Company’s business of developing and acquiring digital infrastructure assets (such subsidiaries, collectively, “DevCo”). Based on their expertise and experience in transactions in the digital infrastructure industry, the Company Board determined to engage Citi (in a lead role) and Goldman Sachs to act as financial advisors to the Company Board in connection with its exploration of strategic alternatives, including with a respect to a YieldCo transaction.
Following the February 25, 2022 meeting of the Company Board, at the direction of the Company Board, members of the Company’s management and representatives of Citi and Goldman Sachs initiated a process to solicit interest from potential investors in a YieldCo transaction. During the course of the process, 14 potential investors (including EQT, Party B, Party C and PSP) were contacted and 11 parties executed non-disclosure agreements (or, in the case of EQT, Party B and Party C, amendments to existing non-disclosure agreements). As part of the YieldCo transaction process, Company management and representatives of the Company Board’s financial and legal advisors held a number of meetings with parties evaluating a YieldCo transaction to discuss certain due diligence matters. Among these non-disclosure agreements executed in connection with the YieldCo transaction process, three contained standstill agreements, all of which expired upon the Company’s entry into the Merger Agreement.
On March 18, 2022, at the direction of the Company Board, Citi and Goldman Sachs sent a process letter to each of the potential counterparties that had expressed interest in a YieldCo transaction, along with a draft term sheet for a YieldCo transaction, requesting the submission of written proposals and markups to a draft term sheet for a YieldCo transaction that had been prepared by the Company by April 12, 2022.

During the weeks of March 21, 2022 and March 28, 2022, Company management and representatives of the Company Board’s financial and legal advisors held management presentations with potential counterparties in a YieldCo transaction (including EQT, PSP, Party B, Party C, a financial sponsor that we refer to as “Party D” and a financial sponsor that we refer to as “Party E”).
On March 28, 2022, the Company received from Party A an indication of interest to acquire the Company in a WholeCo transaction for $17.50 per share of Company Class A Stock in cash. Party A’s indication of interest in a WholeCo transaction was unsolicited. The Company Board was notified of Party A’s indication of interest in a WholeCo transaction after receipt thereof.
On April 6, 2022, Mr. Berkman and a representative of Citi met with representatives of Party E to discuss Party E’s interest in pursuing a YieldCo transaction.
On April 11, 2022, Mr. Berkman, Mr. Bruce, Mr. Judson, Thomas C. King, a member of the Company Board, and a representative of Citi, on the one hand, and representatives of Party C, on the other hand, met for dinner in New York City to continue their preliminary discussions, including with respect to a YieldCo transaction.
On April 12, 2022, a representative of Party A contacted a representative of Citi on an unsolicited basis to indicate that Party A remained interested in pursuing a WholeCo transaction.
On April 12, 2022 and April 13, 2022, the Company received two proposals for a YieldCo transaction, one proposal for a minority investment in each of YieldCo and DevCo and one proposal for a majority investment in YieldCo. While these proposals are difficult to compare due to different characteristics and terms, the proposals received consisted of the following headline terms:
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a written proposal from Party B to invest $500 million to acquire a 24.3% stake in YieldCo, which proposal included a list of issues in the draft term sheet for a YieldCo transaction;

•
a written proposal from Party D to invest $300 million to acquire a 22.1% stake in YieldCo, which proposal included a markup of the draft term sheet for a YieldCo transaction; a written proposal from PSP to invest $595 million to acquire a 25% stake in YieldCo and an amount to be determined to acquire a 25% stake in DevCo, which proposal included a list of issues for certain terms of its proposed minority investment in each of YieldCo and DevCo; and

•
a written proposal from EQT to acquire a majority stake in YieldCo in the range of 75% to 80% structured as a $1,050 million purchase of equity from YieldCo and a $200 million cash contribution to YieldCo (such proposals, collectively, the “April 2022 YieldCo Proposals”).

In addition to proposing structures and investment amounts that differed from the YieldCo approach set out in the YieldCo process letter, the April 2022 YieldCo Proposals varied with respect to, among other things, the terms of the management and incentive fees for the Company and certain other terms relating to governance, transfer restrictions and post-closing acquisition of digital infrastructure assets.
In mid-April 2022, representatives of Citi, on the one hand, and representatives of EQT, on the other hand, held telephone calls to discuss a YieldCo transaction. During such calls, EQT indicated to Citi that it would be interested in pursuing a WholeCo transaction. EQT’s indication of interest in a WholeCo transaction was unsolicited.
On April 14, 2022, Party E, which had entered into a non-disclosure agreement with the Company on March 14, 2022 in connection with the YieldCo transaction process, submitted a proposal letter that indicated Party E had evaluated a YieldCo transaction, but believed it would be able to provide a significantly more compelling proposal through a WholeCo transaction. Party E did not provide a valuation at which it was proposing to engage in a WholeCo transaction, but identified key due diligence information that it would need to finalize a more concrete proposal. The Company Board was notified of Party E’s indication of interest in a WholeCo transaction after receipt thereof. Party E’s indication of interest in a WholeCo transaction was unsolicited.
On April 19, 2022, Party C submitted a written indication of interest to acquire the Company in a WholeCo transaction for $20.25 per share of Class A Common Stock in cash. Party C’s indication of interest in a WholeCo transaction was unsolicited. The Company Board was notified of Party C’s indication of interest in a WholeCo transaction after receipt thereof.
On April 19, 2022, members of Company management and representatives of Citi, on the one hand, and representatives of Party E, on the other hand, held a telephone call to discuss certain of the due diligence matters identified in the proposal letter received from Party E.
On April 22, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Swaine & Moore LLP, counsel to the Company Board (“Cravath”), and Citi in attendance, at which meeting the Company Board discussed the April 2022 YieldCo Proposals, as well as the unsolicited indications of interest in a WholeCo transaction received from Party A, Party C and Party E. Representatives of Citi reviewed with the Company Board its preliminary financial analyses relating to YieldCo as part of the YieldCo transaction process.
On April 24, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath in attendance, at which meeting the Company Board continued its discussion of the April 2022 YieldCo Proposals and the unsolicited indications of interest in a WholeCo transaction received from Party A, Party C and Party E and the advantages and risks of exploring a potential YieldCo transaction only, potential WholeCo transaction only or a dual-track process. Additionally, the Company Board discussed, among other things, then current macroeconomic conditions, including various future economic scenarios, and the potential impact on the Company’s incremental cost of capital required to support its acquisition growth strategy, the potential impact on the short- and long-term trading price of shares of Class A Common Stock and the potential impact on the Company achieving the benefits of greater scale over the short- and long-term (each of which could negatively affect the Company’s financial performance).
Following that discussion, the Company Board determined that it would direct its financial advisors to (a) continue discussions with Party B regarding its proposed minority investment in YieldCo and PSP regarding its proposed minority investment in each of YieldCo and DevCo and (b) solicit interest from potential counterparties in a WholeCo transaction (including EQT, in light of its proposal to acquire a majority stake in YieldCo). The Company Board declined to move forward with Party D based on a holistic review of the investment, structuring and other terms on which Party D had proposed to engage in a YieldCo transaction.
Following the April 24, 2022 meeting of the Company Board, at the direction of the Company Board, the Company and its financial advisors undertook a dual-track process to continue discussions with Party B regarding a YieldCo transaction and with PSP regarding a minority investment in each of YieldCo and DevCo and to solicit interest from potential counterparties in a WholeCo transaction. During the course of this process, 20 potential buyers were contacted (including EQT, PSP, other participants from the YieldCo transaction process and Party A, a potential strategic buyer that we refer to as “Party F” and a potential strategic buyer that we refer to as “Party G”) and ten parties either executed non-disclosure agreements or, in the case of parties that were participants in the YieldCo transaction process, had existing non-disclosure agreements with the Company (which existing agreements, in certain cases, were amended in connection with the WholeCo transaction process). Among such non-disclosure agreements, eight contained standstill agreements, all of which expired upon the Company’s entry into the Merger Agreement. Based on discussions with representatives of Citi and Goldman Sachs, and in light of what had then become a volatile macroeconomic environment with rising inflation and rising interest rates, Company management were aware that potential counterparties in a WholeCo transaction process may have difficulty obtaining acquisition financing or be unable to obtain acquisition financing on terms that would support a purchase price that would be attractive to Company Stockholders. The Company directed representatives of Citi and Goldman Sachs to advise participants in the WholeCo transaction process that the Company expected its existing indebtedness (other than the Convertible Notes) to be portable in connection with any WholeCo transaction. Additionally, as part of the WholeCo transaction process, Company management and the Company Board’s financial and legal advisors held a number of meetings with parties evaluating a WholeCo transaction to discuss certain due diligence matters.
On May 4, 2022, at PSP’s request, Mr. Berkman, Mr. Bruce, Mr. Judson and representatives of Citi and Goldman Sachs, on the one hand, met with representatives of PSP, on the other hand, in New York City to further discuss PSP’s proposed minority investment in each of YieldCo and DevCo.

On May 6, 2022, Bloomberg reported that the Company was exploring strategic options, including a potential WholeCo transaction. Following the Bloomberg report, PSP informed the Company that it wished to pursue a WholeCo transaction and that if the Company Board determined it would not pursue a WholeCo transaction that PSP would continue to be interested in pursuing a minority investment in each of YieldCo and DevCo.
On May 9, 2022, the Company received from Party B a markup of the draft term sheet for a YieldCo transaction, which continued to propose an investment of $500 million for a 24.3% stake in YieldCo.
Beginning in mid-May 2022, in connection with the WholeCo transaction process, eight potential counterparties (including EQT, PSP, Party A, Party B, Party C, Party E, a financial sponsor that we refer to as “Party H” and a financial sponsor that we refer to as “Party I”) were provided access to a virtual data room that contained more information on the Company. Party G did not execute a non-disclosure agreement and was not granted access to such virtual data room.
On May 16, 2022, at the direction of the Company Board, Citi and Goldman Sachs sent a process letter to each of the potential counterparties that had expressed interest in a WholeCo transaction, requesting the submission of written proposals for a WholeCo transaction by June 1, 2022.
On May 20, 2022, Mr. Berkman met with representatives of Party H to discuss their interest in pursuing a WholeCo transaction.
On May 24, 2022, the Company Board, acting by unanimous written consent, authorized and created the Transaction Committee and empowered the Transaction Committee with full authority to review, consider, evaluate, negotiate, accept, reject and recommend any potential WholeCo transaction in which one or more officers, directors, stockholders or affiliates of the Company may have material interests that would be additional to and/or materially different from the interests of disinterested Company Stockholders. The Company Board determined to create the Transaction Committee at this point in recognition of the fact that, unlike a YieldCo transaction, a WholeCo transaction could involve such matters. The Company Board appointed Mr. King as chair of the Transaction Committee. The Transaction Committee retained Morris, Nichols, Arsht & Tunnell LLP (“Morris Nichols”) as its independent counsel and engaged Barclays, based on its expertise and experience in transactions in the digital infrastructure industry, to act as its financial advisor. The Transaction Committee met 19 times throughout the WholeCo transaction process.
On May 25, 2022, Party B contacted representatives of Citi to indicate that, although a YieldCo transaction was its preferred transaction structure, Party B could pursue a potential WholeCo transaction if the Company Board determined to move forward with a WholeCo transaction in lieu of a YieldCo transaction.
On June 1, 2022, the Company received three written proposals for a WholeCo transaction, one verbal proposal for a WholeCo transaction and one written proposal for a YieldCo transaction. The proposals were as follows: a written proposal for a WholeCo transaction from PSP to acquire the Company with an additional minority investor or co-control partner (if any such co-investor could be identified) for $18.12 per share of Class A Common Stock in cash; a written proposal for a WholeCo transaction from Party C to acquire the Company for $18.00 per share of Class A Common Stock in cash; a written proposal for a WholeCo transaction from EQT to acquire the Company for $15.50 per share of Class A Common Stock in cash; a verbal indication from Party F that it was interested in acquiring the Company at a valuation in the range of $18.00 to $19.50 per share of Class A Common Stock in cash; and a written proposal for a YieldCo transaction from Party A to invest $306 million to acquire a 50% stake in YieldCo. Party A did not reengage on its prior unsolicited proposal for a WholeCo transaction. Neither Party E nor Party I submitted a proposal for a WholeCo transaction.
On June 6, 2022, representatives of Citi and Goldman Sachs engaged in discussions with each of EQT, PSP and Party C regarding their written proposals for a WholeCo transaction.
On June 6, 2022, the Transaction Committee adopted guidelines to govern discussions between potential counterparties in a WholeCo transaction and Company management concerning Company management’s willingness to enter into any potential rollover arrangements and/or post-closing employment and compensation arrangements (the “June 2022 Guidelines”). The June 2022 Guidelines were subsequently shared with the Company Board and Company management.
On June 7, 2022, following a request from the Company to provide its proposal for a WholeCo transaction in writing, Party F informed representatives of Citi that it was no longer prepared to pursue a WholeCo transaction at a valuation in the range of $18.00 to $19.50 per share of Class A Common Stock in cash and that at that time Party F viewed the value of the Company as closer to its then current market price. The shares of Class A Common Stock closed at $15.57 per share that day.
On June 7, 2022, Party H indicated to representatives of Citi and Goldman Sachs that they intended to submit written proposals for a WholeCo transaction, but the Company ultimately did not receive any written proposal for a WholeCo transaction from Party H.
On June 9, 2022, at the direction of Company management, representatives of Citi and Goldman contacted a financial sponsor that we refer to as “Party J” and a financial sponsor that we refer to as “Party K” to assess their interest in a WholeCo transaction. Party J subsequently informed representatives of Citi and Goldman Sachs that it was not interested in pursuing a WholeCo transaction. Following two preliminary telephone calls with representatives of Citi and Goldman Sachs regarding a WholeCo transaction, Party K ceased engaging in the WholeCo transaction process.
On June 10, 2022, Party A informed representatives of Citi and Goldman Sachs that it was planning to submit a written proposal for a WholeCo transaction but ultimately Party A did not submit such a proposal.
On June 13, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Citi and Goldman Sachs in attendance, at which meeting the Company Board directed Citi and Goldman to continue discussions with the parties interested in a YieldCo transaction; invite EQT, PSP and Party C into the next phase of the WholeCo transaction process; and engage with PSP on potential co-bidders.
On June 14, 2022, representatives of Citi held separate telephone calls with representatives of each of EQT, PSP and Party C to discuss their respective written proposals for a WholeCo transaction and to invite each of EQT, PSP and Party C into the next phase of the WholeCo transaction process. Also on this date, representatives of Citi held a telephone call with representatives of Party B to discuss Party B’s potential interest in pursuing a WholeCo transaction.
Beginning on June 14, 2022 and until mid-July 2022, following indications from PSP that it would not be able to submit a proposal for a WholeCo transaction on its own, representatives of Citi, on the one hand, and representatives of PSP, on the other hand, discussed potential co-bidders and the Company ultimately consented to PSP’s request to discuss its proposed WholeCo transaction with three potential co-bidders (one of which was EQT).
Beginning in June 2022 and until October 2022, the Transaction Committee had several discussions with the holders of Series A Founder Preferred Stock and their counsel concerning the rights of such holders to an annual dividend under the terms of the Company Charter and the treatment of such Series A Founder Preferred Stock in a potential WholeCo transaction in the valuation ranges under consideration by the Transaction Committee and the Company Board during that period. The Merger Agreement provides that such holders of Series A Founder Preferred Stock are entitled to receive the same Merger Consideration upon completion of the Company Merger as holders of Class A Common Stock.
On June 29, 2022, a representative of Party E contacted representatives of Citi and Goldman to inform them that Party E would not be continuing to engage in discussions regarding a WholeCo transaction.
On July 1, 2022, in accordance with the Company Board’s direction and as approved by Company management, Citi and Goldman Sachs sent to EQT, PSP and Party C a process letter and provided such parties by email an auction draft of the merger agreement that had been prepared by Cravath.
During July, August and September 2022, to facilitate the potential portability of the Company’s existing indebtedness (other than the Convertible Notes), Company management’s representatives began discussions with certain of the Company’s lenders to obtain waivers of, or amendments to, certain change of control provisions in the Company’s existing debt agreements that would potentially be implicated by a

WholeCo transaction (which waivers and amendments we refer to in this section of the proxy statement titled “— Background of the Mergers” as the “debt waivers and consents”). As a condition to providing debt waivers and consents, certain of the Company’s lenders insisted on retaining an ability to call an event of default under the applicable existing debt agreements if there was not continuity of Company management after the closing of any WholeCo transaction, ultimately, making it clear that such lenders would not consent to a WholeCo transaction without certain members of Company management being retained in connection with a WholeCo transaction. As a result, such lenders required the inclusion of a condition that any two of Mr. Berkman, Mr. Bruce and Mr. Goldstein must continue in their current capacities as Chief Executive Officer, President and Chief Operating Officer of the Company, respectively, at the closing of any WholeCo transaction in order for such lenders’ waivers and consents to be effective.
On July 15, 2022, representatives of Cravath and representatives of Simpson Thacher & Bartlett LLP, outside counsel to EQT (“Simpson”), held a telephone call to discuss the auction draft of the merger agreement. Also on July 15, 2022, Company management, representatives of Cravath and representatives of Schulte Roth & Zabel LLP, the Company’s debt financing counsel (“Schulte”), on the one hand, and representatives of Simpson, on the other hand, held a telephone call to discuss certain matters relating to the Company’s existing debt financing.
On July 20, 2022, at EQT’s request, the Company granted consent to EQT to discuss its proposed WholeCo transaction with two potential co-bidders.
On July 21, 2022, representatives of EQT and Party B expressed to representatives of Citi in separate discussions that that they were interested in being introduced to one another to have preliminary discussions regarding a potential partnership in connection with a WholeCo transaction. The Company subsequently permitted these discussions.
Also on July 21, 2022, representatives of Goldman Sachs delivered a relationship disclosure letter to the Company Board providing information regarding certain of Goldman Sachs’ relationships with the Company, Centerbridge Partners L.P., EQT and PSP and certain of their affiliates and portfolio companies (the “Goldman Sachs Disclosure Letter”).
On July 22, 2022, Company management and representatives of Cravath and Schulte, on the one hand, and representatives of EQT and Simpson, on the other hand, held a telephone call to discuss certain matters relating to the potential portability of the Company’s existing indebtedness (other than the Convertible Notes) and the Company’s existing capital structure.
Also on July 22, 2022, Company management and representatives of Cravath and Schulte, on the one hand, and representatives of Party C and Party C’s outside counsel, on the other hand, held a telephone call to discuss certain matters relating to the potential portability of the Company’s existing indebtedness (other than the Convertible Notes) and the Company’s existing capital structure.
On July 25, 2022, at Party C’s request, the Company consented to Party C discussing its proposal for a WholeCo transaction with a potential co-bidder.
On July 29, 2022, Party B notified representatives of Citi that it would not be pursuing a potential partnership with EQT in connection with a WholeCo transaction and, ultimately, no proposal for a WholeCo transaction was received from Party B.
On August 3, 2022, representatives of Citi provided Citi’s relationship disclosure letter to the Company Board providing information regarding certain of Citi’s relationships with the Company, EQT and PSP and certain of their affiliates and their portfolio companies (the “Citi Disclosure Letter”).
On August 4, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols, Citi, Goldman Sachs and Barclays in attendance, at which meeting Company management reviewed the June 30, 2022 – 2032 Management Forecasts with the Company Board and representatives of Citi and Goldman reviewed with the Company Board their respective preliminary financial analyses relating to the Company based on the June 30, 2022 – 2032 Management Forecasts. For more information about the June 30, 2022 – 2032 Management Forecasts, see the section of this proxy statement titled “— Certain Financial Forecasts”.

On August 5, 2022, the Company provided to potential buyers in the virtual data room an initial draft of the confidential disclosure schedules to the auction draft of the merger agreement.
On August 5, 2022, a representative of Party A contacted a representative of Citi on an unsolicited basis and indicated that Party A remained interested in pursuing a WholeCo transaction.
On August 6, 2022, Party C’s outside counsel sent to Cravath a markup of the auction draft of the merger agreement (which markup and subsequent revised drafts thereto are referred to in this section of the proxy statement titled “— Background of the Mergers” as the “Party C Merger Agreement”), which Cravath shared with Morris Nichols. Open points in the Party C Merger Agreement at this time included, among other things: the purchase price; the specific amounts of termination fees to be payable by the parties to each other and the triggers thereof and certain other deal protection issues; certain provisions regarding conditions with respect to events of default that could arise under certain of the Company’s debt agreements as result of actions taken or not taken by the Company during the period between signing and closing and restrictions with respect to the remedies the Company could take or cause to be taken to cure such defaults (which provisions we refer to in this section of the proxy statement titled “— Background of the Mergers” as the “debt default” and “restricted remedies” provisions, respectively); and certain provisions regarding the debt waivers and consents.
On August 8, 2022, Simpson sent to Cravath a markup of the auction draft of the merger agreement (which markup and subsequent revised drafts thereto and final, executed version thereof, are referred to in this section of the proxy statement titled “— Background of the Mergers” as the “Merger Agreement”), which Cravath shared with Morris Nichols. Open points in the Merger Agreement at this time included, among other things: the purchase price; the minimum cash and regulatory conditions; the specific amounts of termination fees to be payable by the parties to each other and the triggers thereof and certain other deal protection issues; and certain provisions regarding debt defaults, restricted remedies and the debt waivers and consents.
On August 9, 2022, representatives of Citi and Goldman provided to Party A by email the auction draft of the merger agreement that had been prepared by Cravath. Thereafter, representatives of Citi encouraged Party A to submit a written proposal for a WholeCo transaction, but Party A ultimately did not submit such a proposal.
On August 11, 2022, Company management was informed that the Transaction Committee had authorized initial contact between Company management, on the one hand, and representatives of each of EQT (in respect of its proposed WholeCo transaction) and Party C (in respect of its proposed WholeCo transaction), on the other hand, subject to compliance with the June 2022 Guidelines, for purposes of limited discussions regarding certain members of Company management’s interest in remaining with the Company after the closing of a WholeCo transaction and willingness to rollover any portion of equity that such individuals held in the Company and/or OpCo in a WholeCo transaction.
On August 11, 2022, the Company provided to EQT, PSP and Party C in the virtual data room a revised draft of the confidential disclosure schedules to the auction draft of the merger agreement.
On August 16, 2022, Company management and representatives of Cravath and Morris Nichols, on the one hand, and representatives of Party C, on the other hand, held a telephone call to discuss the June 2022 Guidelines as they would relate to preliminary discussions between representatives of Party C, on the one hand, and certain members of Company management, on the other hand.
On August 17, 2022, a representative of EQT informed Citi that EQT was no longer pursuing a WholeCo transaction. EQT’s access to the virtual data room containing information about the Company that had been established in connection with the WholeCo transaction was subsequently suspended.
On August 18, 2022, Party C submitted a revised written proposal to acquire the Company for $17.00 per share of Class A Common Stock in cash, with a purchase price reduction for any amounts required to be paid to obtain the debt waivers and consents. At this time, Party C also indicated that it wished to enter into exclusivity with the Company. Also on this date, PSP submitted a letter reiterating its desire to partner with the winning bidder as a co-investor for at least 25% of the equity but did not otherwise submit a revised written proposal.

On August 19, 2022, Party C’s outside counsel sent to Cravath a revised draft of the Party C Merger Agreement, which Cravath shared with Morris Nichols.
On August 21, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols, Citi, Goldman Sachs and Barclays in attendance. Mr. Berkman provided an update with respect to the WholeCo transaction process, highlighting developments with respect to EQT, PSP, Party C and Party A since the prior Company Board meeting. Representatives of Citi and Goldman Sachs provided a summary of Party C’s revised written proposal and the evolution thereof, noted to the Company Board that Party C had requested to proceed on an exclusive basis, and reviewed with the Company Board their respective preliminary financial analyses relating to the Company. The Company Board discussed potential next steps to take with Party C, including whether to grant exclusivity, and reexamined the relative merits and considerations of strategic alternatives other than a WholeCo transaction that the Company could pursue, including continuing as a stand-alone company and potentially pursuing a YieldCo transaction. As part of that discussion, the Company Board discussed with representatives of Cravath and Morris Nichols the Company Board’s obligations as they relate to a WholeCo transaction to obtain the best price reasonably obtainable, including, if necessary, by granting exclusivity to Party C if the Company Board believed that it would facilitate obtaining the best price. A representative of Cravath then reviewed with the Company Board key points that were open in the Party C Merger Agreement. After considering the advantages and risks of proceeding with Party C on an exclusive basis in light of the open points, the Company Board directed Citi and Goldman to engage in further price discovery with Party C. The Company Board determined that it would not grant exclusivity to Party C until Party C had increased its proposed purchase price and shown further movement on key contractual terms that were open.
On August 21, 2022, representatives of Citi contacted representatives of Party C to indicate that the Company would not grant exclusivity unless Party C increased its proposed purchase price and showed further movement on key contractual terms that were open.
On August 22, 2022, representatives of Party C contacted representatives of Citi to indicate that Party C was willing to increase its proposed purchase price to $17.75 per share of Class Common Stock in cash, with a purchase price reduction for any amounts required to be paid to obtain the debt waivers and consents, in exchange for a two-week exclusivity period.
On August 22, 2022, Cravath sent to Party C’s outside counsel comments to certain provisions of Party C’s draft of the Party C Merger Agreement that would need to be accepted for the Company Board to consider granting exclusivity to Party C, including with respect to the specific amounts of termination fees to be payable by the parties to each other under certain circumstances contemplated by the Party C Merger Agreement and certain provisions regarding debt defaults, restricted remedies and the debt waivers and consents.
On August 23, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols, Citi, Goldman Sachs and Barclays in attendance. Company management provided an update with respect to the WholeCo transaction process and the negotiations with Party C. Representatives of Citi and Goldman noted that following receipt of Party C’s revised bid of $17.00 per share of Class A Common Stock in cash, Citi had engaged in additional price discovery with Party C as directed by the Company Board and that Party C had indicated it would be willing to increase its bid to $17.75 per share of Class A Common stock in cash, with a purchase price reduction for any amounts required to be paid to obtain the debt waivers and consents, in exchange for a two-week exclusivity period. Members of the Company Board discussed whether to grant exclusivity to Party C on that basis.
Members of the Company Board continued their discussion from the prior meeting regarding the advantages and risks of continuing to operate as a stand-alone company or pursuing a potential YieldCo transaction given recently increased volatility in the then current macroeconomic environment, continued uncertainty surrounding forecasted economic conditions in the near- and long-term, and industry headwinds facing the Company (each of which could negatively affect the Company’s financial performance), particularly in light of rising inflation and interest rates and challenges that financial sponsors were generally encountering in the then current financing markets. A representative of Cravath also provided an overview of the status of negotiations on the definitive documentation for a transaction with Party C, noting, among other things, that while there remained certain open legal points to negotiate with Party C, such points could potentially be resolved during an exclusivity period of approximately two weeks. Following such discussion, the Company Board directed Mr. Berkman, Mr. King and the representatives of Citi and Goldman to drive Party C to further increase its proposed purchase and show additional movement on contractual terms, while granting Messrs. Berkman and King and the Company Board’s advisors the authority to negotiate an exclusivity agreement with Party C if Party C increased its proposed purchase price to not less than $17.75 per share of Class A Common Stock.
Later on August 23, 2022, representatives of Citi and Goldman held a telephone call with representatives of Party C to discuss valuation and each of Mr. Berkman and Mr. King held separate telephone calls with representatives of Party C to discuss valuation. At the conclusion of the telephone call among Mr. Berkman, Mr. King and representatives of Party C, the Company and Party C had reached a tentative agreement on a revised purchase price of $18.00 per share of Class A Common Stock in cash (without a purchase price reduction for any amounts required to be paid to obtain the debt waivers and consents) and an agreement to enter into a two-week exclusivity period provided the parties could resolve certain other key contractual terms, including the specific amounts of termination fees payable under certain circumstances contemplated by Party C and the Company and certain issues regarding debt defaults, restricted remedies and the debt waivers and consents. Following the telephone call, representatives of Cravath sent to the representatives of Party C’s counsel an initial draft of an exclusivity agreement.
Between August 23, 2022 and August 25, 2022, the Company and Party C tentatively agreed on certain terms, including the specific amounts of termination fees to be payable by the parties to each other under certain circumstances and representatives of Cravath and Party C’s counsel negotiated the terms of the exclusivity agreement, which was entered into by the Company and Party C on August 25, 2022 and provided Party C exclusivity until 11:59 p.m., Eastern Time, on September 9, 2022 (which exclusivity period was subsequently extended by the Company several times, ultimately to October 4, 2022, in light of the parties’ then ongoing good faith negotiations of the Party C Merger Agreement as more fully described below).
On August 24, 2022, the Transaction Committee and Barclays executed Barclays’ engagement letter.
On August 25, 2022, representatives of Citi held a telephone call with representatives of PSP to inform PSP that the Company had entered into an exclusivity agreement with another bidder.
On September 2, 2022, the Transaction Committee held a meeting with representatives of Morris Nichols and Barclays in attendance, at which meeting the Transaction Committee (a) authorized Company management to consent to Party C and PSP discussing PSP potentially providing equity financing in connection with Party C’s proposed WholeCo transaction and (b) consented to representatives of Party C and Party C’s outside counsel having high-level discussions with certain members of Company management and their respective outside counsel, subject to compliance with the June 2022 Guidelines, regarding potential terms of rollover arrangements and post-closing employment arrangements that such individuals would consider entering into in connection with Party C’s proposed WholeCo transaction.
On September 7, 2022, members of Company management, Ashley Leeds, member of the Company Board and Transaction Committee, and representatives of Citi, Goldman Sachs and Morris Nichols, on the one hand, and representatives of Party C met for dinner in New York City for introductory purposes. During the rest of September 2022 and October 2022, Party C and Party C’s outside counsel, on the one hand, and certain members of Company management and their respective counsel, on the other hand, discussed the structure and principal terms of their potential rollover arrangements.
On September 9, 2022, the Company and Citi executed Citi’s engagement letter, and on September 11, 2022, the Company and Goldman Sachs executed Goldman Sachs’ engagement letter.
In September 2022 and October 2022, representatives of Cravath and Party C’s outside counsel negotiated and exchanged drafts of the Party C Merger Agreement, the debt waivers and consents, voting and support agreements to be entered into by certain Company Stockholders, the equity commitment letter for Party C’s equity financing and limited guarantee supporting Party C’s obligation to pay a termination fee to the Company under certain circumstances contemplated by the Party C Merger Agreement. During this period, the Company continued to negotiate the debt waivers and consents with its lenders and Party C negotiated equity financing with PSP and certain other co-investors, as well as debt financing with certain other financing sources.
On September 26, 2022, EQT submitted a non-binding written proposal to acquire the Company for $16.00 per share of Class A Common Stock in cash. EQT indicated to representatives of Citi that it had committed equity financing from its affiliated funds, but that it also had a desire to explore and evaluate potential co-investors.
On September 27, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols, Citi and Goldman Sachs in attendance, to discuss the latest developments with Party C and EQT. A representative of Citi noted that the Company had entered into an exclusivity agreement with Party C on the basis of the parties’ tentative agreement on a purchase price of $18.00 per share of Class A Common Stock, which had subsequently been extended until 11:59 p.m., Eastern Time, on September 27, 2022 at that time; Company management and the Company Board’s advisors had been working with Party C to resolve open items in the Party C Merger Agreement; and Party C had indicated that its three co-investors (including PSP) had also substantially completed their review of the proposed WholeCo transaction. The representative of Citi also noted that EQT had submitted a proposal on September 26, 2022 to acquire the Company in a WholeCo transaction for $16.00 per share of Class A Common Stock in cash.
A representative of Cravath then summarized for the Company Board the open legal issues in the draft Party C Merger Agreement that was being negotiated with Party C, highlighted the extensive negotiation that had occurred with respect to provisions regarding debt defaults, restricted remedies and waiver agreements during the exclusivity period. The Company Board discussed whether the existing exclusivity arrangement with Party C should be terminated to permit the Company to explore a potential transaction with EQT. The Company Board considered that, even if the Company were to engage with EQT at this time, it would likely take EQT several additional weeks to advance due diligence and negotiation of definitive documentation to stages that were equivalent to what had been achieved with Party C to date at that time; the possibility that Party C may reduce its proposed purchase price to amount lower than $18.00 per share of Class A Common Stock in cash, even if it remained in exclusivity, in light of then current macroeconomic developments, highly volatile financial markets and uncertainty surrounding forecasted economic conditions in the near term and the long term, (each of which could negatively affect the Company’s financial performance); and that, even if the Company were not to engage directly in discussions with EQT at that time, the prospect of a competing bid could provide an avenue for accelerating the finalization of discussions with Party C and extracting additional concessions on certain key transaction points that remained open for negotiation.
After assessing the advantages and risks, the Company Board directed management to continue discussions with Party C under exclusivity until October 3, 2022 or October 4, 2022, subject to Company management’s discretion, and to try to use the prospect of termination of the exclusivity period to seek concessions from Party C on terms for the definitive documentation.
On September 29, 2022, on behalf of the Company, Cravath sent to Party C’s outside counsel a written notice of the Company’s election not to extend the exclusivity period with Party C beyond 11:59 p.m., Eastern Time, on October 4, 2022 and that termination of the exclusivity agreement would occur at such time.
On October 4, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols, Citi and Goldman Sachs in attendance. The Company Board discussed the latest developments with respect to Party C and EQT. Representatives of Citi noted that Company management had extended Party C’s exclusivity period until 11:59 p.m., Eastern Time, on October 4, 2022 and that Citi had explained to Party C that if Party C were unable to agree to terms by such time, the Company Board would need to engage with other potential bidders. A representative of Cravath noted that Party C had not yet requested an extension of exclusivity and then proceeded to summarize for the Company Board the status of the open legal points in the definitive documentation. The Company Board discussed potential avenues to put further pressure on Party C to finalize terms that did not involve an extension of the exclusivity period and whether to engage with EQT upon the termination of the exclusivity period with Party C. At the conclusion of such discussion, the

Company Board determined that the course of action that would be in the best interest of Company Stockholders would be for the Company to finalize a transaction with Party C at $18.00 per share of Class A Common Stock in cash and to grant Company management the authority to extend exclusivity with Party C, if so requested, at its discretion if Company management believed based on ongoing negotiations that such an extension would best position the Company to reach that objective. Additionally, the Company Board granted authority to management to reach out to EQT in the event that the exclusivity period with Party C terminated.
At 11:59 p.m., Eastern Time, on October 4, 2022, the exclusivity period with Party C expired and the exclusivity agreement terminated pursuant to its terms.
On October 6, 2022, representatives of Citi contacted and reengaged with EQT to discuss its revised proposal for a WholeCo transaction and to inform EQT that the Company had been exclusive with another party and that while the Company was still engaging with that party in good faith, such engagement was no longer on an exclusive basis. A representative of EQT indicated that EQT remained interested in pursuing a WholeCo transaction and would continue to engage in discussions with the Company and its financial and legal advisors regarding a WholeCo transaction, but that EQT was no longer prepared to proceed on the basis of a purchase price for the Company of $16.00 per share of Class A Common Stock.
On October 7, 2022, Party C informed the Company and Citi that it was declining to proceed with its proposal to acquire the Company in a WholeCo transaction for $18.00 per share of Class A Common Stock in cash, in part, due to deterioration in macroeconomic conditions that had occurred since the parties reached a tentative agreement on purchase price.
On October 23, 2022, a representative of EQT contacted representatives of Citi to schedule a telephone call to discuss EQT’s continued interest in pursuing a WholeCo transaction. Also on that date, representatives of Citi contacted Party A to inquire if it were interested in reengaging in discussions regarding a potential WholeCo transaction.
On October 24, 2022, the Company received from Party C a written proposal to acquire the Company in a WholeCo transaction for $12.00 per share of Class A Common Stock in cash. Party C’s outside counsel sent to Cravath a revised draft of the Party C Merger Agreement, which Cravath shared with Morris Nichols, and revised drafts of the equity commitment letter for Party C’s equity financing and the limited guarantee.
On October 24, 2022, a representative of Citi held telephone calls with representatives of EQT to discuss potential next steps regarding EQT’s proposal for a WholeCo transaction, including with respect to due diligence and negotiation of the Merger Agreement and other transaction documents.
On October 25, 2022, at the direction of Company management (who had consulted with members of the Company Board and the Transaction Committee), a representative of Citi had a telephone call with a representative of Party C to inform Party C that the Company would not continue to engage with Party C on the basis of a WholeCo transaction for $12.00 per share of Class A Common Stock in cash.
On October 26, 2022, EQT’s access to the virtual data room containing information about the Company that had been established in connection with the WholeCo transaction process was reinstated. Also on that date, representatives of Citi held a telephone call with representatives of Party A to discuss their interest in pursuing a WholeCo transaction.
On October 28, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols and Citi in attendance, at which meeting the Company Board discussed the status of each of EQT’s and Party A’s interest in pursuing a WholeCo transaction.
On October 31, 2022, Company management and representatives of Citi and Goldman Sachs, on the one hand, and representatives of EQT, on the other hand, held a telephone call to discuss certain due diligence matters regarding a WholeCo transaction.
On October 31, 2022, Cravath sent to Simpson a revised draft of the Merger Agreement.

On November 3, 2022, Party A informed representatives of Citi that it was declining to submit a written proposal for a WholeCo transaction and that, although Party A continued to believe in the potential strategic rationale of a combination with the Company, Party A was not prepared to move forward with a transaction given its preference to use its stock as part of the transaction consideration and the then current market price of its stock.
On November 4, 2022, the Company received from EQT a revised written proposal to acquire the Company in a WholeCo transaction for $14.25 per share of Class A Common Stock in cash. At this time, EQT indicated that, while it had the ability to fund the entire equity requirement at its proposed purchase price, it would prefer to include co-investors and may be able to increase its proposed purchase price if permitted to do so.
On November 4, 2022, a representative of PSP contacted representatives of Citi to indicate that Party C had released PSP to explore opportunities for co-investment in a WholeCo transaction with other parties.
On November 6, 2022, representatives of Citi and Goldman Sachs had a telephone call with representatives of EQT to discuss their latest proposal for a WholeCo transaction.
On November 8, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols, Citi and Goldman Sachs in attendance. The Company Board’s financial and legal advisors reviewed with the Company Board the latest proposal received from EQT, its request for exclusivity and its indication that it may be able to increase its proposed purchase price if permitted to include a co-investor. Thereafter, the Company Board discussed potential next steps to take with EQT, including with respect to if and when to permit EQT to have discussions with potential co-investors, and how such next steps could best be deployed to drive EQT to increase its proposed purchase price. Additionally, the Company Board again reviewed the relative merits and considerations of pursuing strategic alternatives other than a WholeCo transaction, including continuing as a stand-alone company, the potential purchase price at which the Company Board may agree to a WholeCo transaction given then prevailing market and macroeconomic conditions and whether in light of these various considerations it was advisable to continue the WholeCo transaction process given its potential to divert Company management’s time and attention from the day-to-day operation of the Company’s business and execution of its other strategic initiatives.
On November 8, 2022 and November 9, 2022, representatives of Citi and Goldman Sachs, at the direction of the Company Board, held telephone calls with representatives of EQT to inform them that if EQT wished to proceed with a WholeCo transaction it would need to increase its proposed purchase price and that Citi and Goldman Sachs had identified a potential co-investor for EQT.
On November 9, 2022, representatives of Citi and Goldman Sachs held a telephone call with representatives of PSP to inform them the Company was in discussions with a party other than Party C regarding a WholeCo transaction and that there may be a potential co-investment opportunity in connection therewith.
On November 9, 2022, Street Insider reported that the Company was in discussions with a financial sponsor regarding a WholeCo transaction.
On November 11, 2022, Mr. Berkman, Mr. Bruce and Mr. Judson, on the one hand, met with representatives of PSP, on the other hand, in New York City, to discuss PSP’s interest in engaging in a transaction with the Company. At such meeting, representatives of PSP indicated that PSP continued to prefer to pursue a WholeCo transaction in the capacity of a co-investor.
On November 11, 2022, representatives of Citi and Goldman Sachs held several telephone calls with representatives of EQT to discuss EQT’s proposed WholeCo transaction, indicate that EQT would need to increase its proposed purchase price above $15.00 per share of Class A Common Stock if it wished to proceed with a WholeCo transaction and to inform them that the potential co-investor Citi and Goldman Sachs had identified was PSP.
On November 14, 2022, the Company received from EQT a revised written proposal to acquire the Company in a WholeCo transaction for cash consideration in the range of $14.75 to $15.25 per share of

Class A Common Stock in cash, along with an issues list for the Merger Agreement. Open issues included, among other things, the purchase price, the specific amount of the minimum cash condition, certain regulatory conditions, certain provisions regarding debt defaults, restricted remedies and the debt waivers and consents, certain other issues regarding regulatory efforts, deal protection, the interim operating covenants and certain of the Company’s representations and warranties.
On November 14, 2022, representatives of Citi contacted PSP and discussed potential transaction opportunities. Also on this date, representatives of a financial sponsor that we refer to as “Party L” contacted Mr. Berkman for purposes of an introductory telephone call.
Between November 15, 2022 and December 23, 2022, representatives of Cravath and Simpson held telephone calls to discuss issues in the Merger Agreement, including with respect to, among other things: the specific amount of the minimum cash condition; certain regulatory conditions; certain provisions regarding debt defaults, restricted remedies and the debt waivers and consents; and certain other issues regarding regulatory efforts, deal protection, the interim operating covenants and the Company’s representations and warranties. During this period, the representatives of Cravath and Simpson also exchanged drafts of the Merger Agreement.
On November 22, 2022, EQT informed representatives of Citi that it was prepared to acquire the Company in a WholeCo transaction for $15.00 per share of Class A Common Stock in cash.
On November 28, 2022, representatives of Citi and Cravath held telephone calls with representatives of EQT and Simpson, respectively, during which representatives of Citi and Cravath emphasized the need for EQT to proceed engaging in a WholeCo transaction on terms that the Company had negotiated with the party with whom the Company had previously engaged on an exclusive basis. Further, representatives of Cravath and Simpson continued to engage in discussions regarding certain terms of the Merger Agreement and other aspects of EQT’s proposal over the course of the following three weeks.
On November 29, 2022, the Company received from a potential strategic buyer that we refer to as “Party M” an unsolicited written indication of interest to acquire certain of the Company’s assets in a few specific geographies. Party M’s indication of interest in such asset sale transaction was unsolicited. The Company Board was notified of Party M’s indication of interest after receipt thereof. In light of the Company Board’s direction to continue engaging with EQT in connection with a WholeCo transaction, and given that Company management believed at that time that certain structural features of Party M’s proposed transaction would not constitute an attractive source of funding for the Company to execute on its strategy as a stand-alone company and would reduce the Company’s scale, the Company did not engage with Party M in connection with Party M’s proposed transaction.
On November 30, 2022, Bloomberg reported that the EQT was in talks to acquire the Company.
On December 6, 2022, Mr. Berkman and Mr. King and representatives of EQT held a telephone call to discuss EQT’s proposal for a WholeCo transaction.
Also on December 6, 2022, representatives of Cravath and representatives of Simpson and Weil, Gotshal & Manges LLP, counsel to PSP (“Weil”), held a telephone call to discuss the debt waiver and consents.
On December 7, 2022, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols and Citi in attendance, at which meeting the Company Board discussed the latest developments with EQT. A representative of Cravath reviewed with the Company Board the key open points in the Merger Agreement. The Company Board directed Company management and its financial and legal advisors to continue engaging with EQT in an effort to resolve the key open points on the Merger Agreement prior to consenting, in accordance with the June 2022 Guidelines, to EQT beginning discussions with certain members of Company management on their rollover arrangements and post-closing employment and compensation arrangements.
Following the December 7, 2022 meeting of the Company Board, representatives of Cravath identified to representatives of Simpson a discrete set of issues in the Merger Agreement, including with respect to the specific amounts of termination fees payable under certain circumstances contemplated by EQT and the

Company and certain other issues regarding debt defaults, restricted remedies and the debt waivers and consents, and the minimum cash and regulatory conditions, and informed Simpson that such issues would need to be resolved as a preliminary matter prior to EQT having discussions with Company management regarding the terms of their rollover arrangements and post-closing employment and compensation arrangements. In the week that followed, certain of these issues were resolved, including the specific amounts of such termination fees and certain of the terms regarding debt defaults, restricted remedies and the debt waiver and consents.
On December 8, 2022, Mr. Berkman and Mr. Judson, in accordance with the June 2022 Guidelines, met with representatives of Party L in New York City to have an introductory meeting. After that meeting, representatives of Citi contacted Party L and the Company informed Party L that it was willing to enter into a non-disclosure agreement with Party L to provide additional information in connection with a potential WholeCo transaction.
On December 14, 2022, Mr. Berkman, in accordance with the June 2022 Guidelines, held a telephone call with a representative of EQT to indicate that based on the parties’ resolution of certain of the discrete issues in the Merger Agreement that had been identified by Cravath to Simpson, Company management would be requesting consent from the Transaction Committee to authorize discussions between EQT and certain members of Company management regarding such individuals’ potential rollover arrangements and potential post-closing compensation arrangements.
On December 15, 2022, the Transaction Committee consented to EQT discussing with certain members of Company management the terms of rollover arrangements and their post-closing employment and compensation arrangements.
Beginning in mid-December 2022 through February 2023, Company management and representatives of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to Mr. Berkman (“Skadden”), Davis Polk & Wardwell LLP, counsel to Company management other than Mr. Berkman (“Davis Polk”), Cravath and Morris Nichols, on the one hand, and representatives of EQT, PSP, Simpson and Weil, on the other hand, engaged, including in meetings in New York City on January 30, 2023 among Company management, on the one hand, and representatives of EQT and PSP, on the other hand, and on February 15, 2023 and February 16, 2023 among Company management, representatives of Skadden, Davis Polk, Cravath and Morris Nichols, on the one hand, and representatives of EQT and PSP and their respective outside counsels, on the other hand, in each case with certain of the foregoing representatives participating remotely, in negotiation and exchanged drafts of documentation relating to (a) the terms with respect to the rollover arrangements to be entered into with each of Mr. Berkman and/or his affiliates, Mr. Bruce, Mr. Goldstein and Mr. Breisinger, (b) a post-closing management incentive equity plan and (c) post-closing employment agreements with these individuals. For more information about these arrangements, see the sections of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement — Interests of the Company’s Directors and Executive Officers in the Mergers” and “Proposal 1: Adoption of the Merger Agreement — Rollover Agreements”. In parallel, the Company directed its representatives, including debt financing counsels, to continue to engage in negotiations with certain of the Company’s lenders and such lenders’ counsel to finalize the debt waivers and consents.
On December 26, 2022, representatives of Citi sent the Company Board an updated Citi Disclosure Letter.
On January 3, 2023, the Company entered into a non-disclosure agreement with Party L to engage in discussions regarding a WholeCo transaction. In January 2023, representatives of the Company and its financial advisors, on the one hand, and representatives of Party L and its financial advisor, on the other hand, held several telephone calls to discuss certain due diligence matters regarding a potential WholeCo transaction.
On January 9, 2023, Simpson sent to Cravath a revised draft of the Merger Agreement, which Cravath shared with Morris Nichols. In this draft, the following points, among others remained open: the aggregate cap for permitted remedies; the specific amount of a minimum cash condition; the numerical threshold for measuring de minimis breaches of the Company’s capitalization representation for purposes of the closing condition testing the accuracy of the Company’s representations at closing; the end date for triggering the parties’ right to terminate the merger agreement if the transactions contemplated by thereby had not closed by that date; and certain other points in the provisions relating to no-solicitation of alternative transactions, changes in the Company Board’s recommendation, the interim operating covenants and representations and warranties of the Company.
On January 9, 2023, Party L was granted limited access to certain information about the Company in the virtual data room that had been established in connection with the WholeCo transaction process.
On January 20, 2023, Simpson sent to Cravath a draft form of Voting and Support Agreement to be entered into by Mr. Berkman, Centerbridge Partners L.P., Imperial Landscape Sponsor LLC and TOMS Acquisition II LLC and their respective affiliated persons or entities, as applicable, pursuant to which, among other things, such Company Stockholders would be required to vote their respective shares of Company Capital Stock in favor of the adoption of the Merger Agreement and certain other matters.
On January 20, 2023, members of Company management and representatives of Citi and Goldman Sachs, on the one hand, and representatives of Party L and Party L’s financial advisors, on the other hand, held a telephone call to discuss the potential portability of the Company’s existing indebtedness (other than the Convertible Notes) and the Company’s existing capital structure. Party L subsequently ceased engaging with the Company and its financial advisors in discussions regarding a WholeCo transaction.
On January 27, 2023, Goldman Sachs sent the Company Board an updated Goldman Sachs Disclosure Letter.
On January 29, 2023, Simpson sent to Cravath a draft form of equity commitment letter for Parent’s equity financing and a draft form of termination equity financing commitment letter in favor of Parent to fund its obligation to pay to the Company a termination fee that could become payable under certain circumstances set forth in the Merger Agreement. Simpson also sent to Cravath a revised draft of the confidential disclosure schedules to the Merger Agreement.
On February 26, 2023, representatives of Citi sent the Company Board an updated Citi Disclosure Letter.
On February 27, 2023, the principal economic terms of the rollover arrangements and post-closing employment and compensation arrangements with each of Mr. Berkman, Mr. Bruce, Mr. Goldstein and Mr. Glenn J. Breisinger, Chief Financial Officer and Treasurer of the Company, were substantially agreed.
Later on February 27, 2023, Cravath sent to Simpson revised drafts of the Merger Agreement, form of equity commitment letter, form of termination equity commitment letter and form of Voting and Support Agreements.
On February 28, 2023, Company management and representatives of Cravath, on the one hand, and representatives of Simpson and Weil, on the other hand, negotiated and exchanged drafts of the Merger Agreement, the equity commitment letters, the termination equity commitment letters and the Voting and Support Agreements.
On February 28, 2023, the Company Board held a meeting in person with representatives of Cravath, Morris Nichols, Citi, Goldman Sachs and Barclays in attendance remotely, with Mr. Berkman and certain other members of senior management of the Company recused for certain portions of such meeting. The Company Board discussed the current status of EQT’s and PSP’s proposal to acquire the Company. A representative from Cravath delivered a legal presentation outlining the terms of the latest draft Merger Agreement that had been sent to Simpson on February 27, 2023, highlighting points that remained open, including with respect to the specific amount of the minimum cash condition, the restricted remedies, the quantum of equity financing, regulatory efforts and the end date. The representative of Cravath also reviewed with the Company Board its fiduciary duties. Following the legal presentation, Company management reviewed the December 31, 2023 – 2032 Management Forecasts with the Company Board and representatives of Citi and Goldman Sachs reviewed with the Company Board their respective preliminary financial analyses relating to the Company and the contemplated transaction with EQT and PSP, based on the December 31, 2023 – 2032 Management Forecasts and then current market data. For more information about the December 31, 2023 – 2032 Management Forecasts, see the section of this proxy statement titled

“— Certain Financial Forecasts”. Following this discussion, the Company Board instructed Company management and the Company’s advisors to continue negotiating the remaining open points with EQT, PSP and their respective advisors.
Following the Company Board meeting, the parties continued to negotiate the remaining open points in the Merger Agreement and other transaction documents, including the Voting and Support Agreements, the equity commitment letters and the termination equity commitment letters. Additionally, the Company received from certain of its lenders agreed forms of the debt waivers and consents.
On the morning of March 1, 2023, the Transaction Committee held a meeting by videoconference with representatives of Morris Nichols and Barclays in attendance. The representative of Morris Nichols summarized the key terms of the proposed transaction with EQT and PSP and of the terms of the rollover arrangements and post-closing employment and compensation arrangements agreed to by Company management. Also at this meeting, representatives of Barclays reviewed with the Transaction Committee Barclays’ financial analysis of the Merger Consideration to be received by the holders of shares of Class A Common Stock and Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the Transaction Committee that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the executive officers of the Company and the Excluded Stockholders) in the Mergers was fair to such holders. For more information with respect to Barclays’ opinion, see the section in this proxy statement titled “— Opinion of Barclays”. Barclays also reviewed an updated disclosure letter identifying prior or current engagements or relationships between Barclays and the Company, the Excluded Stockholders, EQT and PSP. Following discussion, the Transaction Committee unanimously adopted resolutions recommending that the Board approve the Merger Agreement and the proposed transaction with EQT and PSP.
Following the meeting of the Transaction Committee, on the morning of March 1, 2023, the Company Board held a meeting by videoconference with members of senior management of the Company and representatives of Cravath, Morris Nichols, Citi, Goldman Sachs and Barclays in attendance. Company management and the Company Board’s financial and legal advisors provided an update to the Company Board on the points in the Merger Agreement and transaction documents that had been identified as open in the last meeting of the Company Board and advised the Company Board that substantially all points in the Merger Agreement and other transaction documents had been resolved. Mr. Berkman also updated the Company Board on the status of management negotiations with EQT and PSP with respect to remaining open points in the rollover arrangements and post-closing employment and compensation arrangements with management and noted that substantially all points related thereto had been resolved. Representatives of Citi and Goldman Sachs reviewed with the Company Board their respective financial analyses relating to the Company and the Merger Considerations, based on the December 31, 2023 — 2032 Management Forecasts and then current market data.
Thereafter, representatives of Citi delivered to the Company Board its oral opinion, subsequently confirmed by delivery of a written opinion, dated as of March 1, 2023, to the effect that, as of the date of Citi’s written opinion and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi as set forth in its written opinion, the Merger Consideration to be received by the holders of shares of Class A Common Stock was fair, from a financial point of view, to such holders. After Citi rendered its opinion, representatives of Goldman Sachs rendered its oral opinion, subsequently confirmed by delivery of a written opinion, dated as of March 1, 2023, to the effect that, as of the date of Goldman Sachs’ written opinion and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders. For more information with respect to Citi’s and Goldman Sachs’ respective opinions, see the sections in this proxy statement titled “— Opinion of Citi” and “— Opinion of Goldman Sachs”.
After discussion and consideration of a variety of factors, including those discussed under “— Recommendation of the Company Board and Reasons for the Mergers”, the Company Board, acting upon the recommendation of the Transaction Committee, resolved to proceed with the proposal from EQT and PSP and unanimously: (a) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of such transactions, (c) declared the Merger Agreement and such transactions are advisable and (d) recommended that the Company’s stockholders adopt the Merger Agreement. In addition, the Company Board delegated authority to Company management to finalize the Merger Agreement and other transaction documents consistent with the foregoing resolutions.
Following the conclusion of the Company Board meeting, the parties finalized and executed and delivered the Merger Agreement and other transaction documents, including the Voting and Support Agreements, the equity commitment letters and the termination equity commitment letters, in each case, on March 1, 2023.
On March 1, 2023, at 4:01 p.m., Eastern time, after the closing of trading on Nasdaq, the Company issued a press release announcing the transaction.
Recommendation of the Company Board and Reasons for the Mergers
Recommendation of the Company Board
The Company Board and the Transaction Committee carefully reviewed and considered the terms and conditions of the Merger Agreement, including the Mergers and the other transactions contemplated thereby. The Company Board, acting upon the unanimous recommendation of the Transaction Committee, has unanimously: (a) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and the Company Stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of such transactions, (c) declared the Merger Agreement and such transactions are advisable and (d) recommended that the Company Stockholders adopt the Merger Agreement.
The Company Board unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Reasons for the Mergers
As described in the section titled “— Background of the Mergers” beginning on page 38 of this proxy statement, in evaluating the Mergers, the Company Board held numerous meetings, consulted with and received the advice of representatives of the Company’s outside legal counsel and financial advisors, held discussions with the Company’s senior management and considered the business, assets and liabilities, results of operations, financial performance, strategic direction and prospects of the Company. In addition, the Transaction Committee separately evaluated the Mergers, held numerous meetings and consulted with and received the advice of representatives of the Transaction Committee’s outside legal counsel and financial advisor. In making its determination, the Company Board considered a number of factors that it believed supported its decision to enter into the Merger Agreement and to recommend its adoption by Company Stockholders. In making its determination, the Transaction Committee considered a number of factors that it believed supported its conclusion that the Mergers were in the best interests of the Company and Company Stockholders, including its disinterested stockholders, and its decision to recommend that the Company Board adopt the Merger Agreement and the related transactions. These factors included, but were not limited to, the following (not necessarily in order of relative importance):
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Merger Consideration; Premium to the Trading Price of Class A Common Stock.   The Company Board and the Transaction Committee considered the current and historical market prices of Class A Common Stock, including the market performance of Class A Common Stock relative to that of other participants in the Company’s industry and general market indices, and the fact that the Merger Consideration represented:

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a premium of approximately 28.0% based on the closing price per share of Class A Common Stock of $11.72 on February 24, 2023, the last full trading day prior to reports that EQT was nearing a deal to acquire the Company;

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a premium of approximately 13.8% based on the volume weighted average price (“VWAP”) per share of Class A Common Stock for the 30 trading-day period ended February 24, 2023 (“30-day VWAP”) of $13.18;

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a premium of approximately 30.8% based on the VWAP per share of Class A Common Stock for the 90 trading-day period ended February 24, 2023 (“90-day VWAP”) of $11.46; and

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a premium of approximately 74.6% based on the closing price per share of Class A Common Stock of $8.59 on November 8, 2022, the date Radius announced its third fiscal quarter earnings.

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Risks Relating to Remaining a Standalone Company.   The Company Board and the Transaction Committee evaluated the Company’s long-term strategic plan were it to remain an independent public company, as well as the significant risks associated with executing such plan. This evaluation included the Company Board’s and the Transaction Committee’s review of the Company’s business, operations, financial condition, earnings, prospects, competitive position and the nature of the industry in which the Company competes, including the potential impact (which cannot be quantified) of those factors on the trading price of the Company’s common stock. The Company Board and the Transaction Committee ultimately determined that the certainty of value provided by the acquisition of the Company by Parent for the Merger Consideration was more favorable to Company Stockholders than the risk-adjusted value of remaining an independent public company, after accounting for the risks and uncertainties that the Company would face if it continued to operate on a standalone public company basis, as described under the section of this proxy statement titled “Cautionary Note Regarding Forward-Looking Statements”.

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Cash Consideration; Certainty of Value.   The Company Board and the Transaction Committee considered the fact that the Merger Consideration is all cash, which will provide Company Stockholders immediate certainty of value and liquidity for their shares of Company Capital Stock, enables Company Stockholders to realize value that has been created by Radius and does not expose them to any future risks related to the business or macroeconomic conditions, as compared to Radius remaining independent.

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No Financing Condition and Committed Equity Financing.   The Company Board and the Transaction Committee considered the fact that the Mergers are not subject to a financing condition, the Sponsors have committed to make available and provide to Parent, pursuant to equity commitment letters, the full amount in cash necessary, together with available cash on hand at the Company of not less than $210,000,000 and the Rollover Amount, to pay the amounts required to be paid in connection with, or as a result of, the consummation of the Mergers and the other transactions contemplated by the Merger Agreement. The Company Board and the Transaction Committee also considered the fact that the Sponsors have provided termination equity commitment letters in favor of Parent to fund its obligation to pay the Parent Termination Fee that may become payable to the Company under certain circumstances, as described in more detail under the section of this proxy statement titled “— Financing of the Mergers”.

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Benefits of an Acquisition by Financial Sponsors.   The Company Board and the Transaction Committee considered the possibility that an infrastructure fund or other private financial sponsor might be able to realize more value from the business than a public company buyer and thereby pay a higher price to acquire the Company, including the ability to absorb near-term dilution from (a) potential equity capital required to fund growth and (b) capital expenditures in favor of longer-term growth and to fund developments without having to rely on the volatility of equity capital markets. For a detailed discussion of the Company Board’s and the Transaction Committee’s assessment of potential counterparties, please see above under the heading titled “— Background of the Mergers”.

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The Company’s Operating and Financial Condition and Prospects.   The Company Board and the Transaction Committee considered the Company’s operating and financial performance and its prospects, including certain prospective forecasts for the Company prepared by the Company’s senior management, which reflect an application of various assumptions of senior management. The Company Board and the Transaction Committee considered the challenges that senior management face in creating prospective forecasts (due to the difficulties associated with predicting the amount of future acquisitions and the prices to be paid for such acquisitions) and the inherent uncertainty of achieving such prospective forecasts, as set forth under the heading titled “— Certain Financial Forecasts”, and that as a result, the Company’s actual financial results in future periods could differ materially from senior management’s forecasts.
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Best Alternative for Maximizing Company Stockholder Value.   After a review of a range of alternatives and discussions with management and the Company’s financial and legal advisors, the Company Board and the Transaction Committee determined that the Merger Consideration is more favorable to the Company Stockholders than the potential value that might result from other options available, including, but not limited to, remaining a standalone public company or pursuing a YieldCo transaction (as defined in the section of this proxy statement titled “— Background of the Mergers”). As part of these evaluations, the Company Board and the Transaction Committee considered an assessment of the Company’s business, assets, prospects, competitive position, historical and projected financial performance, short- and long-term capital needs and the nature of the industries in which the Company competes as well as the significant risks and uncertainties associated with remaining a standalone public company.

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Dual-Track Process.   The Company Board and the Transaction Committee considered its dual-track process for soliciting and responding to offers from third parties that were believed to be the most willing and able to pay the highest price for a minority investment in the case of a YieldCo transaction or the Company in the case of an acquisition of the Company, which included providing such parties with an opportunity to conduct due diligence and conduct management sessions with members of the Company’s management, as described in the section of this proxy statement titled “— Background of the Mergers”.

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Citi’s, Goldman Sachs’ and Barclays’ Fairness Opinions and Related Financial Analyses.   The Company Board and the Transaction Committee, as applicable, considered:

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the financial analysis reviewed and discussed with the Company Board by representatives of Citi, and the oral opinion rendered by Citi to the Company Board, which was subsequently confirmed by delivery of a written opinion, dated March 1, 2023, to the effect that, as of the date of Citi’s written opinion and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi as set forth in its written opinion, the Merger Consideration to be received by the holders of shares of Class A Common Stock was fair, from a financial point of view, to such holders;

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the financial analysis reviewed and discussed with the Company Board by representatives of Goldman Sachs, and the oral opinion rendered by Goldman Sachs to the Company Board, which was subsequently confirmed by delivery of a written opinion, dated March 1, 2023, to the effect that, as of the date of Goldman Sachs’ written opinion and based on and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders; and

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the financial analysis reviewed and discussed with the Transaction Committee by representatives of Barclays, and the oral opinion of Barclays, which was subsequently confirmed in writing, to the Transaction Committee that, as of the date of Barclays’ opinion and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the executive officers of the Company and the Excluded Stockholders) in the Mergers is fair to such holders.

For more information, see the sections beginning on page 62 of this proxy statement titled “— Opinion of Citi”, “— Opinion of Goldman Sachs” and “— Opinion of Barclays”. The written opinions delivered by Citi, Goldman Sachs and Barclays are attached to this proxy statement as Annex B, as Annex C and Annex D, respectively.
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Results of Process Conducted.   The Company Board and Transaction Committee considered the fact that, prior to entry into the Merger Agreement with the Parent Parties, (a) the Company Board and the Transaction Committee explored various strategic alternatives reasonably available to the

Company, including performing a “market check” in which representatives of Citi and Goldman Sachs, at the direction of the Company Board, solicited interest from 14 potential counterparties in a YieldCo transaction and 20 potential counterparties a WholeCo transaction, (b) the Company engaged in substantial negotiations with Party C (as defined in the section of this proxy statement titled “— Background of the Mergers”) on an exclusive basis in connection with an alternative WholeCo transaction and (c) none of the potential counterparties in a WholeCo transaction indicated or sustained initially indicated interest in acquiring the Company in a WholeCo transaction for more than $15.00 per share of Class A Common Stock. The Company Board and the Transaction Committee also considered the fact that the Company Board and the Transaction Committee had engaged experienced financial and legal advisors to advise the Company Board and the Transaction Committee during the process. Based on the results of that process, each of the Company Board and the Transaction Committee believed that the price offered by EQT and PSP was the highest that was reasonably attainable, particularly in light of then prevailing market and macroeconomic conditions and the results of the process conducted. For a detailed description of the “market check” and dual-track process undertaken to solicit interest from potential counterparties in a YieldCo transaction and a WholeCo transaction, please see above under the heading titled “—Background of the Mergers”.
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Negotiation Process.   The Company Board and the Transaction Committee considered its belief that, after careful review of the Company’s strategic alternatives, comprehensive public sale process and extensive negotiations, the Company obtained the highest price that the EQT and PSP were willing to pay for the Company. The Company Board and the Transaction Committee considered the fact that the terms of the Mergers were the result of robust arm’s-length negotiations conducted by the Company, with the knowledge of and at the direction of the Company Board, with the assistance of experienced financial and legal advisors. For a detailed discussion of the negotiation process, please see above under the heading titled “— Background of the Mergers”.

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Timing of Completion.   The Company Board and the Transaction Committee considered the anticipated timing of the consummation of the Mergers and concluded that, despite the number of regulatory approvals required in connection with the Mergers, the Mergers could be completed in a reasonable timeframe. For more information, please see the section of this proxy statement titled “— Regulatory Approvals Required for the Mergers”. The Company Board and the Transaction Committee also considered that the potential for closing the Mergers in a reasonable timeframe could reduce the period during which Radius’ business would be subject to the potential uncertainty of closing and related disruption.

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Business Reputation of EQT and PSP.   The Company Board and the Transaction Committee considered the successful track record that EQT and PSP have developed in acquiring other companies and the consolidated financial strength and industry expertise of EQT and PSP.

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Regulatory Matters.   The Company Board and the Transaction Committee considered the fact that under the terms of the Merger Agreement, Parent would be required to, as promptly as reasonably practicable, take all actions necessary to (a) secure the expiration or termination of any applicable waiting period under any applicable antitrust and foreign investment laws and obtain all consents under any antitrust and foreign investment laws that may be required by any governmental antitrust and foreign investment authority with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated by the Merger Agreement, (b) resolve objections as may be asserted by any governmental antitrust and foreign investment authority or other person with respect to the transactions contemplated by the Merger Agreement and to avoid or eliminate each and every impediment under any antitrust and foreign investment laws that may be asserted by any governmental antitrust and foreign investment authority, in each case subject to certain limitations, including Burdensome Conditions (as defined in the section of this proxy statement titled “The Merger Agreement — Efforts to Consummate the Mergers”). For a detailed description of regulatory matters, please see below under the section of this proxy statement titled “The Merger Agreement — Efforts to Consummate the Mergers”.

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Terms of the Merger Agreement.   The Company Board and the Transaction Committee considered the terms and conditions of the Merger Agreement, including:

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that the Company may, subject to certain conditions, furnish, pursuant to entry into an Acceptable Confidentiality Agreement (as defined in the section of this proxy statement titled

“The Merger Agreement — No Solicitation”), confidential information with respect to the Company to third parties making an unsolicited proposal and participate in discussions or negotiations with such third parties regarding unsolicited proposals that are made prior to obtaining the Company Stockholder Approval, subject to certain limitations. For a detailed description of regulatory matters, please see below under the section of this proxy statement titled “The Merger Agreement — No Solicitation”;
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the provision allowing the Company Board to change its recommendation that the Company Stockholders adopt the Merger Agreement prior to obtaining the Company Stockholder Approval in specified circumstances relating to a Superior Proposal (as defined in the section of this proxy statement titled “The Merger Agreement — No Solicitation) or Intervening Event (as defined in the section of this proxy statement titled “The Merger Agreement — Change in Company Board Recommendation), subject to Parent’s right to terminate the Merger Agreement and receive payment of the Company Termination Fee;

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the provision allowing the Company Board to terminate the Merger Agreement to enter into a Superior Proposal, subject to certain conditions (including payment of the Company Termination Fee and certain rights of Parent to propose in writing a binding offer to effect revisions to the terms of the Merger Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal);

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the Company Board’s and the Transaction Committee’s belief, after discussion with their respective advisors, that the Company Termination Fee would not preclude a Superior Proposal from being made; and

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a Parent Termination Fee that may be owed by Parent to the Company in connection with the termination of the Merger Agreement under certain circumstances described in the section of this proxy statement titled “The Merger Agreement — Termination Fees — Termination Fee Payable by Parent”.

For a detailed discussion of the Merger Agreement, please see below under the section titled “The Merger Agreement”.
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Appraisal Rights.   The Company Board and the Transaction Committee considered the availability of appraisal rights under the DGCL to Company Stockholders who comply with all of the required procedures for perfecting appraisal rights under the DGCL in connection with the Company Merger, including the fact that such stockholders will have the right to demand appraisal and payment of the fair value of their shares as determined by the Delaware Court of Chancery. For a detailed discussion of appraisal rights, please see below under the section titled “— Appraisal Rights”.

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Specific Performance.   Radius’ ability, under circumstances specified in the Merger Agreement, to seek specific performance of the Parent Parties’ obligation to cause the Mergers to occur, to cause the equity financing to be funded and to prevent other breaches of the Merger Agreement.

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Opportunity for Company Stockholders to Vote.   The Company Board and the Transaction Committee considered the fact that the Mergers would be subject to the Company Stockholders Approval, and Company Stockholders would be free to evaluate the Mergers and vote for or against the adoption of the Merger Agreement at the Special Meeting.

In the course of its deliberations, the Company Board and the Transaction Committee also considered a variety of risks and other countervailing factors related to the Merger Agreement and the Mergers, including the following material factors:
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No Participation in Radius’ Future Growth or Earnings.   The Company Board and the Transaction Committee considered that if the Mergers are consummated, Company Stockholders will receive the Merger Consideration in cash and will no longer have the opportunity to participate in any future earnings or growth of the Company or benefit from any potential future appreciation in the value of Company Capital Stock, including any value that could be achieved if the Company engages in future strategic or other transactions.

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Closing Conditions.   The Company Board and the Transaction Committee considered the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the Mergers will be satisfied even if the Merger Agreement is adopted by Company Stockholders, including the conditions related to (a) there being no event of default under certain of the Company’s existing debt facilities, (b) certain waivers of change of control provisions under certain of the debt agreements of the Company and its subsidiaries being in full force and effect at the Closing, including the possibility that such waivers fail to be in full force and effect at the Closing because any two of Mr. Berkman, Mr. Bruce and Mr. Goldstein have ceased to continue in their current capacities as Chief Executive Officer, President and Chief Operating Officer of the Company, respectively, at the Closing, and (c) the Company having a specified minimum cash balance and the Company or any of its subsidiaries having an additional specified amount of additional cash, in each case at the Closing. The Company Board and the Transaction Committee also considered the possibility that compliance with the minimum cash condition to the parties’ obligation to consummate the Mergers described above may limit the growth of the Company's business, depending on the availability to the Company of other sources of capital that are permitted under the terms of the Merger Agreement;
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Disruption of the Company’s Business.   The Company Board and the Transaction Committee considered the effect of a public announcement of the Mergers on the Company’s operations, stock price and employees and its ability to attract and retain management, sales and other personnel while the Mergers are pending and the potential adverse effects on the financial and other results of the Company as a result of that disruption.

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Non-Solicitation Covenant.   The Company Board and the Transaction Committee considered that the Merger Agreement imposes restrictions on the Company’s solicitation of acquisition proposals from third parties and requires the Company to provide Parent with an opportunity to propose in writing a binding offer to effect revisions to the terms of the Merger Agreement prior to the Company being able to terminate the Merger Agreement and accept a Superior Proposal, although the Company Board and the Transaction Committee believes this would not preclude another potential acquiror from submitting a proposal to acquire the Company.

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Company Termination Fee.   The Company Board and the Transaction Committee considered the fact that the Company must pay Parent the Company Termination Fee if the Merger Agreement is terminated under certain circumstances, including to accept a Superior Proposal, and that the amount of the Company Termination Fee is reasonable, would not likely deter competing bids and would not likely be required to be paid unless the Company entered into a more favorable transaction.

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Interim Operating Covenants.   The Company Board and the Transaction Committee considered that the Merger Agreement imposes restrictions on the conduct of the Company’s business prior to the consummation of the Mergers, requiring the Company to, subject to exceptions specified in the Merger Agreement, use, and cause its subsidiaries to use, commercially reasonable efforts to (a) carry on its business in all material respects in the ordinary course of business consistent with past practices, (b) preserve its and their business organizations substantially intact and preserve existing relations with key customers and other persons with whom the Company or its subsidiaries have significant business relationships and (c) keep available the services of their current officers and other key employees, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Mergers (as more fully described under the section titled “The Merger Agreement — Covenants Regarding Conduct of Business by the Company Pending the Company Merger Effective Time”).

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Risk Associated with Failure to Consummate the Mergers.   The Company Board and the Transaction Committee considered the possibility that the Mergers might not be consummated, including as a result of the potential failure of closing conditions related to (a) there being no event of default under certain of the Company’s existing debt facilities, (b) certain waivers of change of control provisions under certain of the debt agreements of the Company and its subsidiaries being in full force and effect at the Closing, including the possibility that such waivers fail to be in full force and effect at the Closing because any two of Mr. Berkman, Mr. Bruce and Mr. Goldstein have ceased to continue in their current capacities as Chief Executive Officer, President and Chief Operating Officer of the Company, respectively, at the Closing, and (c) the Company having a specified minimum cash balance and the Company or any of its subsidiaries having an additional specified amount of additional cash, in each case at the Closing, and the fact that if the Mergers are not consummated:

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the trading price of Class A Common Stock may significantly decline to the extent that the market price of the Class A Common Stock reflects positive market assumptions that the Mergers will be completed, and the related benefits will be realized;

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Radius or Parent will be required to pay a termination fee, including that we will be required to pay Parent the Company Termination Fee if the Merger Agreement is terminated under certain circumstances, and Parent will be required to pay us the Parent Termination Fee if the Merger Agreement is terminated under certain circumstances;

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Radius will have incurred significant transaction costs, such as legal, accounting and financial advisory costs that are not contingent on closing;

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Radius will have diverted management time and resources towards the Mergers, for which we will have received little or no benefit if completion of the Mergers does not occur; and

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Radius may be subject to reputational harm including relationships with customers and business partners due to the adverse perception of any failure to successfully complete the Mergers.

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Regulatory Matters.   The Company Board and the Transaction Committee considered the antitrust and foreign investment approvals that would be required to consummate the Mergers, the prospects for receiving such approvals and the possibility that the Mergers might not be consummated (i) by the End Date (as defined in the section of this proxy statement titled “The Merger Agreement — Termination of the Merger Agreement”), (ii) by the expiration of certain waivers of change of control provisions under certain of the debt agreements of the Company and its subsidiaries that must be in full force and effect at the Closing or (iii) at all due to a failure to obtain such antitrust and foreign investment approvals.

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Potential Future Stock Price.   The possibility that, although the Mergers provide the Company Stockholders the opportunity to realize a premium to the price at which Class A Common Stock traded prior to the Company Board’s approval of the Merger Agreement, the price of Class A Common Stock might have increased in the future to a price greater than the Merger Consideration.

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Timing Risks.   The Company Board and the Transaction Committee considered the amount of time it could take to complete the Mergers, including that completion of the Mergers depends on factors outside of Radius’ or Parent’s control (including the Company Stockholder Approval and certain governmental antitrust and foreign investment authorities) and the risk that the pendency of the Mergers for an extended period of time following the announcement of the execution of the Merger Agreement could divert Radius management’s attention and have an adverse impact on Radius, including its customer, distributor, supplier and other business relationships.

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Litigation Risk.   The Company Board and the Transaction Committee considered the risk of litigation in connection with the execution of the Merger Agreement and the consummation of the Mergers.

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Tax Treatment.   The Company Board and the Transaction Committee considered that the receipt of the Merger Consideration payable in the Mergers will generally be taxable to Company Stockholders for U.S. federal income tax purposes. The Company Board and the Transaction Committee believed that this was mitigated by the fact that the entire consideration payable in the Mergers would be cash, providing adequate cash for the payment of any taxes due.

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Other Risks.   The Company Board and the Transaction Committee considered various other risks associated with the Mergers and the business of the Company, as more fully described in the section of this proxy statement titled “Cautionary Note Regarding Forward-Looking Statements”.

The Company Board and the Transaction Committee concluded that the uncertainties, risks and potentially negative factors relevant to the Mergers were outweighed by the potential benefits of the Mergers.
In addition to considering the factors described above, the Company Board and the Transaction Committee also considered that some of Radius’ directors and executive officers have financial interests that may be different from, or in addition to, the interests of Company Stockholders generally. The Company Board and the Transaction Committee were aware of these interests and considered them at the time it approved the Merger Agreement and made its recommendation to Company Stockholders. For more information, please see the section of this proxy statement titled “— Interests of Radius’ Directors and Executive Officers in the Mergers”. The foregoing discussion of the information and factors considered by the Company Board and the Transaction Committee is not intended to be exhaustive, but includes the material positive and negative factors considered by the Company Board and the Transaction Committee. In view of the wide variety of factors considered in connection with its evaluation of the Merger Agreement and the transactions contemplated thereby, including the Mergers, and the complexity of these matters, neither the Company Board nor the Transaction Committee found it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. Neither the Company Board nor the Transaction Committee undertook to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Company Board and the Transaction Committee based their respective recommendations on the totality of the information presented, including the factors described above. This explanation of the reasoning of the Company Board and the Transaction Committee and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement titled “Cautionary Note Regarding Forward-Looking Statements”.
Opinion of Citi
Radius retained Citi as its lead financial advisor in connection with a possible transaction involving Radius. In connection with Citi’s engagement, the Company Board requested that Citi evaluate the fairness, from a financial point of view, to the holders of shares of Class A Common Stock of the Merger Consideration to be received by such holders pursuant to the terms and subject to the conditions set forth in the Merger Agreement. On March 1, 2023, at a meeting of the Company Board held to evaluate the proposed Mergers, Citi rendered to the Company Board an oral opinion, subsequently confirmed by delivery of a written opinion, dated March 1, 2023, to the effect that, as of the date of Citi’s written opinion and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi as set forth in its written opinion, the Merger Consideration to be received by the holders of shares of Class A Common Stock was fair, from a financial point of view, to such holders.
The full text of Citi’s written opinion, dated March 1, 2023, to the Board, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Citi in rendering its opinion, is attached to this proxy statement as Annex B and is incorporated herein by reference in its entirety. The summary of Citi’s opinion set forth below is qualified in its entirety by reference to the full text of Citi’s opinion. Citi’s opinion was rendered to the Board (in its capacity as such) in connection with its evaluation of the proposed Mergers and was limited to the fairness, from a financial point of view, as of the date of Citi’s written opinion, to holders of shares of Class A Common Stock of the Merger Consideration to be received by such holders pursuant to the terms and subject to the conditions set forth in the Merger Agreement. Citi’s opinion did not address any other terms, aspects or implications of the proposed Mergers. Citi’s opinion did not address the underlying business decision of Radius to effect or enter into the proposed Mergers, the relative merits of the proposed Mergers as compared to any alternative business strategies that might have existed for Radius or the effect of any other transaction in which Radius might have engaged or considered. Citi’s opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the proposed Mergers or otherwise.
In arriving at its opinion, Citi:
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reviewed a draft, dated March 1, 2023, of the Merger Agreement;

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held discussions with certain senior officers, directors and other representatives and advisors of Radius concerning the business, operations and prospects of Radius;

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examined certain publicly available business and financial information relating to Radius as well as the December 31, 2023 – 2032 Management Forecasts and other information and data relating to Radius that were provided to or discussed with Citi by the management of Radius;

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reviewed the financial terms of the Mergers as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of Class A Common Stock, the historical and projected earnings and other operating data of Radius, and the capitalization and financial condition of Radius;

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at the direction of Radius, approached and held discussions with, third parties to solicit indications of interest in the possible acquisition of Radius; and

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conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Citi deemed appropriate in arriving at its opinion.

The issuance of Citi’s opinion was authorized by Citi’s fairness opinion committee.
In rendering its opinion, Citi assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citi and upon the assurances of the management of Radius that they were not aware of any relevant information that was omitted or that remained undisclosed to Citi. With respect to financial forecasts and other information and data relating to Radius provided to or otherwise reviewed by or discussed with Citi, Citi was advised by the management of Radius, and Citi assumed, with the consent of the Company Board, that such financial forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Radius as to, and are a reasonable basis upon which to evaluate, the future financial performance of Radius and the other matters covered thereby. Citi expressed no view or opinion as to any financial forecasts and other information or data (or underlying assumptions on which any such financial forecasts and other information or data are based) provided to or otherwise reviewed by or discussed with Citi.
Citi had assumed, with the consent of the Company Board, that the Mergers will be consummated in accordance with the terms, conditions and agreements set forth in the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents and releases for the Mergers, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Radius or the Mergers or that otherwise would be meaningful to Citi’s opinion or analysis. Representatives of Radius had advised Citi, and Citi further assumed, with the consent of the Company Board, that the final terms of the Merger Agreement would not vary materially from those set forth in the draft reviewed by Citi. Citi had not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Radius or any other entity nor had Citi made any physical inspection of the properties or assets of Radius or any other entity. Citi had not evaluated the solvency or fair value of Radius or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Citi also did not express any view or opinion as to the prices at which the Class A Common Stock or any other securities would trade or otherwise be transferable at any time, including following the announcement of the Mergers. Citi did not express any view or opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Mergers or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Radius or the Mergers (including the contemplated benefits thereof), and Citi relied, with the consent of the Company Board, upon the assessments of representatives of Radius as to such matters.
Citi’s opinion addresses only the fairness, from a financial point of view and as of the date of its written opinion, of the Merger Consideration to be received by holders of shares of Class A Common Stock pursuant to the Merger Agreement, without regard to individual circumstances of holders of the Class A Common Stock that may distinguish such holders or the securities of Radius held by such holders, and did not address any other terms, aspects or implications of the Mergers, including, without limitation, the form or structure of the Mergers and the Rollover Agreements and any consideration payable in connection therewith, the allocation of the aggregate consideration payable pursuant to the Merger Agreement among the holders of, or the treatment or cancellation for no consideration of, the various types of shares of capital stock of Radius or any of its subsidiaries, or any terms, aspects or implications of any agreement, arrangement or understanding to be entered into or amended or modified in connection with or contemplated by the Mergers, or the amount thereof relative to the Merger Consideration or otherwise. Citi expressed no view as to, and Citi’s opinion did not address, the underlying business decision of Radius to effect or enter into the Mergers, the relative merits of the Mergers as compared to any alternative business strategies that might exist for Radius or the effect of any other transaction in which Radius might engage or consider. Citi also expressed no view as to, and Citi’s opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation or other consideration to any officers, directors or employees of any parties to the Mergers, or any class of such persons, relative to the Merger Consideration or otherwise. Citi’s opinion is necessarily based upon information available to Citi, and financial, stock market and other conditions and circumstances existing and disclosed to Citi, as of the date of its written opinion. Although subsequent developments may affect Citi’s opinion, Citi has no obligation to update, revise or reaffirm its opinion. As the Company Board was aware, the credit, financial and stock markets, the industries in which Radius operates and the securities of Radius have experienced and may continue to experience volatility and Citi expressed no view or opinion as to any potential effects of such volatility on Radius or the Mergers (including the contemplated benefits thereof).
In preparing its opinion, Citi performed a variety of financial and comparative analyses, including those described below. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Citi arrived at its opinion based on the results of all analyses undertaken by it and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion.
In its analyses, Citi considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its written opinion, many of which are beyond the control of Radius. No company, business or transaction reviewed is identical or directly comparable to Radius or the Mergers and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results of any particular analysis.
The estimates used by Citi for purposes of its analyses and the valuation ranges resulting from any particular analysis were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, Citi’s analyses are inherently subject to substantial uncertainty.
Citi was not requested to, and it did not, recommend or determine the specific consideration payable in the proposed Mergers. The type and amount of consideration payable in the proposed Mergers were determined through negotiations Radius, on the one hand, and Parent and its affiliates, on the other hand, and Radius’ decision to enter into the Merger Agreement was solely that of the Board. Citi’s opinion was only one of many factors considered by the Company Board in its evaluation of the proposed Mergers and should not be viewed as determinative of the views of the Company Board or the management of Radius with respect to the proposed Mergers, the Merger Consideration or any other aspect of the transactions contemplated by the Merger Agreement.
Financial Analyses
The following is a summary of the material financial analyses prepared for and reviewed with the Company Board in connection with Citi’s opinion, dated March 1, 2023, to the Company Board. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying the opinion of, Citi, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Citi. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary as the tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the financial analyses, could create a misleading or incomplete view of such financial analyses. Future results may be different from those described and such differences may be material. Approximate implied equity value per share reference ranges derived from the financial analyses described below and other per share ranges presented for reference purposes only were rounded to the nearest $0.05, except for data relating to intraday trading share prices. Except as otherwise noted, financial data utilized for Radius in the financial analyses described below were based on the December 31, 2023 – 2032 Management Forecasts as indicated and other information and data relating to Radius provided to or discussed with Citi and approved for Citi’s use by the Company Board and as further summarized in the section titled “— Certain Financial Forecasts” beginning on page 81.
Discounted Cash Flow Analysis
Citi conducted a discounted cash flow analysis of Radius using the December 31, 2023 – 2032 Management Forecasts (as defined in the section of this proxy statement titled “— Certain Financial Forecasts”), in which Citi calculated the estimated present value (as of December 31, 2022) of the standalone unlevered after-tax free cash flows that Radius was forecasted to generate during calendar year 2023 through calendar year 2032 as reflected in the December 31, 2023 – 2032 Management Forecasts. For purposes of this analysis, stock-based compensation was treated as a cash expense. Based on its professional judgment and experience, Citi calculated terminal values for Radius at the end of the projection period by applying a selected range of perpetuity growth rates of 3.00% to 3.50% (which Citi derived by utilizing its professional judgment and experience and taking into consideration, among other factors, Radius management’s views regarding future growth, as well as long-term growth expectations for the industry and trend in the overall economy generally) to the standalone unlevered after-tax fee cash flows of Radius in the terminal year as reflected in the December 31, 2023 – 2032 Management Forecasts. Citi then discounted to present value (as of December 31, 2022) the standalone unlevered after-tax free cash flows and implied estimated terminal value using discount rates ranging from 7.90% to 8.60%, derived from a calculation of the weighted average cost of capital of Radius, which Citi performed utilizing the capital asset pricing model with inputs that Citi determined were relevant based on publicly available data and Citi’s professional judgment. This analysis indicated an implied firm value reference range for Radius of approximately $1,913 million to $3,072 million. From this range of implied firm values, Citi subtracted Radius’ net debt as of December 31, 2022 (calculated as debt less cash) and the present value as of December 31, 2022 of Series A Founder Preferred Stock implied annual dividends calculated by Citi based on theoretical future prices for the shares of Class A Common Stock calculated by Citi at a cap rate of 5.9% as described in the section below titled “— Present Value of Future Share Price Analysis” and discounted to present value using discount rates ranging from 7.90% to 8.60%, and divided the results by the number of shares of Class A Common Stock outstanding on a fully diluted basis as of February 28, 2023, calculated using the treasury stock method, based on information provided by Radius management. This analysis indicated the following approximate implied per share equity value reference range for Radius, as compared to the Merger Consideration:
Implied per Share Equity Value Reference Range	Merger Consideration
$5.95 – $15.95	$15.00
Present Value of Future Share Price Analysis
Citi performed an analysis to derive a range of illustrative present values per share of Class A Common Stock as of December 31, 2022 based on theoretical future prices calculated by Citi for the shares of Class A Common Stock based on the December 31, 2023 – 2032 Management Forecasts. Citi derived a range of theoretical future values per share for the shares of Class A Common Stock as of December 31 of each of calendar years 2023 through 2032 by applying illustrative cap rates of 5.2% to 5.9% to estimates of the adjusted annualized in-place rent of Radius for each of calendar years 2023 through 2032, as reflected in the December 31, 2023 – 2032 Management Forecasts. The cap rates used by Citi were derived based on Citi’s professional judgment and experience and reflected the 25th and 75th percentiles, respectively, of Radius’ trading cap rates on annualized in-place rent during the twelve-month period ended February 24, 2023. By applying a discount rate of 12.1%, reflecting a mid-point estimate of Radius’ cost of equity, Citi discounted to present value as of December 31, 2022 the theoretical future values per share it derived for Radius as described above, to yield a range of illustrative present values per share of Class A Common Stock. This analysis indicated the following approximate implied per share equity value reference range for Radius, as compared to the Merger Consideration.
Implied per Share Equity Value Reference Range	Merger Consideration
$9.90 – $15.95	$15.00
Other Information
Citi observed certain other information with respect to Radius that was not considered part of its financial analyses with respect to its opinion, but was noted for reference purposes only, including the following:
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Historical Stock Trading.   Citi reviewed historical intraday trading prices of Class A Common Stock for the 52-week period ended February 24, 2023, which indicated an overall low to high intraday trading share price range of $7.97 to $16.52 per share over the period.

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Precedent Premiums Paid.   Citi reviewed publicly available data relating to premiums paid in all-cash U.S. publicly traded company transactions announced between 2012 and 2022, with transaction values between $1 billion and $10 billion (excluding transactions involving financial institutions as targets). Citi applied a selected range of one-day premiums of 20% to 40% (derived, based on Citi’s professional judgment and experience, from the premiums paid in such transactions over the target companies involved in such transactions unaffected closing stock price) to (a) to the closing price of Class A Common Stock of $11.72 per share on February 24, 2023, and (ii) to the closing price of Class A Common Stock of $8.59 per share on November 8, 2022, the closing price prior to Radius’ third fiscal quarter earnings announcement date, imply approximate per share equity value reference ranges for Radius of (i) $14.05 to $16.40 per share, and (ii) $10.30 to $12.05 per share, respectively.

Miscellaneous
Radius has agreed to pay Citi for its services in connection with the Mergers an aggregate fee of approximately $21,300,000, of which $2,500,000 was payable upon delivery of Citi’s opinion to the Company Board and the remainder is payable contingent upon consummation of the Mergers. The Company may pay Citi an additional discretionary fee of up to $5,000,000 based upon the Company Board’s assessment of Citi’s work in connection with its engagement. In addition, Radius agreed to reimburse Citi for Citi’s reasonable expenses, including fees and expenses of counsel, and to indemnify Citi and related parties against certain liabilities, including liabilities under federal securities laws, arising out of Citi’s engagement.
As the Company Board was aware, although Citi and its affiliates have not provided investment banking, commercial banking, capital raising or other similar financial services to Radius and/or its affiliates unrelated to the proposed Mergers during the past two years for which Citi and its affiliates received compensation, Citi and its affiliates in the future may provide such services to Radius and/or its affiliates, for which services Citi and its affiliates would expect to receive compensation. As the Company Board was also aware, Citi and its affiliates in the past have provided, and currently are providing, investment banking, commercial banking and other similar financial services to EQT and its affiliates and controlled portfolio companies, for which services Citi and its affiliates have received and expect to receive compensation, including, without limitation, during the two-year period prior to the date of Citi’s written opinion, having acted as financial advisor in connection with certain merger and acquisition transactions involving controlled portfolio companies of EQT, as bookrunner or arranger in connection with certain bond issuances, loans and credit facilities of controlled portfolio companies of EQT, as ratings advisor to a controlled portfolio company of EQT and as lender in connection with certain loans of EQT. For the services described above for EQT and its affiliates, Citi and its affiliates received, during the two-year period prior to the date of Citi’s written opinion, aggregate fees of approximately $12 million, as determined by Citi based on its books and records. As the Company Board was also aware, Citi and its affiliates in the past have provided, and currently are providing, investment banking, commercial banking and other similar financial services to PSP and its affiliates and controlled portfolio companies, for which services Citi and its affiliates have received and expect to receive compensation, including, without limitation, during the two-year period prior to the date of Citi’s written opinion, having acted as joint lead arranger and bookrunner in connection with certain bond offerings and as lender in connection with certain loans of PSP and its affiliates. For the services described above for PSP and its affiliates, Citi and its affiliates received, during the two-year period prior to the date of Citi’s written opinion, aggregate fees of approximately $1 million, as determined by Citi based on its books and records. In the ordinary course of Citi’s business, Citi and its affiliates may actively trade or hold the securities of Radius for Citi’s own account or for the account of Citi’s customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Citi and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with Radius and its affiliates.
Radius selected Citi to act as lead financial advisor in connection with the proposed Mergers based on Citi’s reputation, experience and familiarity with Radius and its businesses. Citi is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.
Opinion of Goldman Sachs
Goldman Sachs rendered its opinion to the Company Board that, as of March 1, 2023 and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated March 1, 2023, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Company Board in connection with its consideration of the Mergers. Goldman Sachs’ opinion is not a recommendation as to how any holder of Class A Common Stock should vote with respect to the Mergers, or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the Merger Agreement;

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annual reports to stockholders and Annual Reports on Form 10-K of Radius for the two years ended December 31, 2021;

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Radius’ Registration Statement on Form S-4, including the prospectus contained therein dated October 5, 2020 relating, among other things, to the issuance of Class A Common Stock;

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certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Radius and certain other communications from Radius to Company Stockholders;

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certain publicly available research analyst reports for Radius; and

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certain internal financial analyses and forecasts for the Company prepared by its management, as approved by the Company for Goldman Sachs’ use, including the December 31, 2023 – 2032 Management Forecasts, (referenced in this section of the proxy statement titled “— Opinion of Goldman Sachs” as the “Forecasts”). See the section titled “— Certain Financial Forecasts”.

Goldman Sachs also held discussions with members of the senior management of Radius regarding their assessment of the past and current business operations, financial condition and future prospects of Radius; reviewed the reported price and trading activity for the shares of Class A Common Stock; compared certain financial and stock market information for Radius with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the technology, media and telecommunications (“TMT”) industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with the consent of the Company Board, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the consent of the Company Board that the Forecasts were reasonably prepared on a basis reflecting the best then currently available estimates and judgments of the management of Radius. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of Radius or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Mergers will be obtained without any adverse effect on the expected benefits of the Mergers in any way meaningful to its analysis. Goldman Sachs also assumed that the Mergers will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of Radius to engage in the Mergers or the relative merits of the Mergers as compared to any strategic alternatives that may be available to Radius; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Class A Common Stock, as of the date of the opinion, of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Merger Agreement or the Mergers or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Mergers, including the allocation of the aggregate consideration payable pursuant to the Merger Agreement among the holders of, or the cancellation for no consideration of, the various types of shares of Company Capital Stock or any of its subsidiaries, the OpCo Merger and the Rollover Agreements and any consideration payable in connection therewith, and the fairness of the Mergers to, or any consideration received in connection therewith by, the holders of any other class of securities (including the Series A Founder Preferred Stock, the OpCo Common Units and the Rollover Equity), creditors, or other constituencies of Radius; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Radius, or class of such persons in connection with the Mergers, whether relative to the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement or otherwise. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which shares of Class A Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on Radius, Parent or the Mergers, or as to the impact of the Mergers on the solvency or viability of Radius or Parent or the ability of Radius or Parent to pay their respective obligations when they come due. Goldman Sachs’ advisory services and opinion were provided for the information and assistance of the Company Board in connection with its consideration of the Mergers and such opinion does not constitute a recommendation as to how any holder of shares of Class A Common Stock should vote or act with respect to such Mergers or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
Summary of Material Financial Analysis
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Company Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 28, 2023, the last trading day before the public announcement of the Mergers, and is not necessarily indicative of current market conditions.
Illustrative Discounted Cash Flow Analysis
Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Radius to derive a range of illustrative present values per share of Class A Common Stock. For purposes of this analysis, stock-based compensation was treated as a cash expense. Using the mid-year convention for discounting cash flows and discount rates ranging from 7.9% to 8.7%, reflecting estimates of Radius’ weighted average cost of capital, Goldman Sachs discounted to present value, as of December 31, 2022, (i) estimates of unlevered free cash flow for Radius for the calendar years 2023 through 2032, as reflected in the Forecasts and (ii) a range of illustrative terminal values for Radius, which were calculated by applying terminal growth rates ranging from 3.0% to 3.5%, to a terminal year estimate of the unlevered free cash flow to be generated by Radius, as reflected in the Forecasts (which analysis implied annualized in-place rent yield of 5.5% to 7.1%). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including Radius’ target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Radius, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived a range of illustrative enterprise values for Radius by adding the ranges of present values it derived above. Goldman Sachs then derived a range of illustrative equity values for Radius by subtracting from the range of illustrative enterprise values it derived for Radius (i) the net debt of Radius as of December 31, 2022 (calculated as debt less cash), as provided and approved for Goldman Sachs’ use by the management of Radius and (ii) the present value, as of December 31, 2022, of Series A Founder Preferred Stock implied annual dividends calculated by Goldman Sachs based on theoretical future prices for the shares of Class A Common Stock which were calculated by Goldman Sachs using the Forecasts by applying a constant cap rate of 6.2% to estimates of Radius’ annualized in-place rent for each of calendar years 2022 through 2026 using the methodology described in the section below titled “—Illustrative Present Value of Future Share Price Analysis” and using discount rates ranging from 7.9% to 8.7%, reflecting estimates of Radius’ weighted average cost of capital. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Class A Common Stock as of February 28, 2023, as provided by and approved for Goldman Sachs’ use by the management of Radius, using the treasury stock method, to derive a range of illustrative present values per share of Class A Common Stock ranging from $5.35 to $16.11.
Illustrative Present Value of Future Share Price Analysis
Using the Forecasts, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Class A Common Stock. For this analysis, Goldman Sachs calculated the implied enterprise value of Radius as of December 31 for each of calendar years 2022 through 2025, by applying illustrative cap rates ranging from 4.8% to 6.2% to estimates of Radius’ annualized in-place rent for each of the calendar years 2022 through 2025. This illustrative range of cap rates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical cap rates on annualized in-place rent for Radius. Goldman Sachs then subtracted the net debt of Radius for each of calendar years 2022 through 2025 (calculated as debt less cash), as provided by and approved for Goldman Sachs’ use by the management of Radius, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for Radius for each of calendar years 2022 through 2025. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Class A Common Stock each of calendar years 2022 through 2025, calculated using information provided by and approved for Goldman Sachs’ use by the management of Radius, to derive a range of implied future values per share of Class A Common Stock. For purposes of this analysis, both stock-based compensation expense and the Series A Founder Preferred Stock annual dividends were treated as share issuances.
Goldman Sachs then discounted these implied future equity values per share of Class A Common Stock to December 31, 2025 using an illustrative discount rate of 11%, reflecting an estimate of Radius’ cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of illustrative present values per share of Class A Common Stock of $11.42 to $19.51.

Premia Paid Analysis
Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced during the period from January 1, 2013 through February 24, 2023 involving a public company in the TMT sector based in the United States as the target where the disclosed enterprise value for the transaction was greater than $1 billion. For the entire period, using publicly available information, Goldman Sachs calculated the 25th percentile and the 75th percentile premia of the price paid in the 149 transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction and the target’s highest closing stock price during the 52-week period prior to the date of the target’s last undisturbed closing stock price. With respect to the target’s last undisturbed closing stock price prior to the announcement of the transaction, this analysis indicated an overall premium of 28%, and a 25th percentile premium of 19% and 75th percentile premium of 46% across the entire period. With respect to the target’s last undisturbed 52-week high closing stock price prior to the announcement of the transaction, this analysis indicated an overall premium of 6%, and a 25th percentile premium of negative 5% and 75th percentile premium of 17% across the entire period. Using this analysis, Goldman Sachs applied a reference range of illustrative premia of 19% to 46% to the undisturbed closing price per share of Class A Common Stock of $11.72 as of February 24, 2023 and calculated a range of implied equity values per share of Class A Common Stock of $13.95 to $17.11.
Historical Stock Trading Analysis
Goldman Sachs reviewed the historical trading prices for shares of Class A Common Stock for the period beginning January 1, 2022 and ending February 28, 2023. In addition, Goldman Sachs analyzed the Merger Consideration to be paid to holders (other than Parent and its affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement in relation to (i) the closing price per share of Class A Common Stock on February 24, 2023, (ii) the high and low closing price per share of Class A Common Stock for the 52-week period ended February 24, 2023, (iii) the 30-day VWAP, (iv) the 90-day VWAP, and (v) the closing price per share of Class A Common Stock on November 8, 2022, the date Radius announced its third fiscal quarter earnings.
This analysis indicated that the price per share to be paid to holders of shares of Class A Common Stock pursuant to the Merger Agreement represented:
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a premium of approximately 28.0% based on the closing price per share of Class A Common Stock of $11.72 on February 24, 2023;

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a premium of approximately 13.8% based on the 30-day VWAP per share of Class A Common Stock of $13.18;

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a premium of approximately 30.8% based on the 90-day VWAP per share of Class A Common Stock of $11.46; and

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a premium of approximately 74.6% based on the closing price per share of Class A Common Stock of $8.59 on November 8, 2022, the date Radius announced its third fiscal quarter earnings.

General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Radius or the contemplated transaction.
Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Company Board as to the fairness from a financial point of view of the Merger Consideration to be paid to the holders (other than Parent and its affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Radius, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecasts.
The Merger Consideration was determined through arm’s-length negotiations between Radius and Parent and was approved by the Company Board. Goldman Sachs did not recommend any specific amount of consideration to Radius or the Company Board or that any specific amount of consideration constituted the only appropriate consideration for the Mergers.
As described above, Goldman Sachs’ opinion to the Company Board was one of many factors taken into consideration by the Company Board in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex C.
Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Radius, Parent, any of their respective affiliates and third parties, including Centerbridge, a significant shareholder of Radius, EQT and PSP, each of which is delivering to Parent, through an affiliate, in the case of EQT, and directly, in the case of PSP, an equity commitment letter and a termination equity financing letter, or any of their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the Mergers contemplated by the Merger Agreement. Goldman Sachs has acted as financial advisor to Radius in connection with, and have participated in certain of the negotiations leading to, the Mergers. Goldman Sachs expect to receive fees for its services in connection with the Mergers, all of which are contingent upon consummation of the Mergers, and Radius has agreed to reimburse certain of its expenses arising, and indemnify Goldman Sachs against certain liabilities that may arise, out of its engagement. Goldman Sachs has provided certain financial advisory and/or underwriting services to Radius and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as agent in connection with certain loans of AP WIP ArcCo Investments, LLC, a subsidiary of Radius, in December 2021; as bookrunner with respect to a private placement of Radius’ 2.50% convertible senior notes due 2026, in September 2021 (the “Convertible Notes”); and as placement agent with respect to a private placement of Class A Shares of Radius, in May 2021. During the two-year period ended March 1, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Radius and/or its affiliates of approximately $3 million, as determined by Goldman Sachs based on its books and records. Goldman Sachs has also provided certain financial advisory and/or underwriting services to Centerbridge and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner in connection with a term loan to Precisely Holdings, LLC, a portfolio company of Centerbridge, (“Precisely”), in October 2021; and as financial advisor to Precisely, in connection with its sale to Clearlake Capital Group, L.P. and TA Associates, in April 2021. During the two-year period ended March 1, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Centerbridge and/or its affiliates of approximately $30 million to $40 million, as determined by Goldman Sachs based on its books and records. Goldman Sachs has also provided certain financial advisory and/or underwriting services to EQT and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a secondary accelerated bookbuild offering of shares of Azelis Group NV, a portfolio company of EQT, (“Azelis”), in January 2023; as financial advisor to Facile.it S.p.A., a portfolio company of EQT, in connection with its sale to Silver Lake, in June 2022; as bookrunner with respect to a follow on public offering of shares of common stock of Privia Health Group Inc., a portfolio company of EQT, in November 2021; as bookrunner with respect to a term loan to Covanta Holding Corp., a portfolio company of EQT, in November 2021; as financial advisor to SEGRAsm, a portfolio company of EQT, in connection with its sale of its commercial enterprise and carrier business to Cox Communications, Inc., in October 2021; as bookrunner with respect to the initial public offering of shares of Azelis in September 2021 and equity follow-on offering in September 2022; as bookrunner with respect to a term loan to Recipharm AB (publ), a portfolio company of EQT, (“Recipharm”), in March 2021; and as financial advisor to EQT in connection with its acquisition of Recipharm in March 2021. During the two-year period ended March 1, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to EQT and/or its affiliates of approximately $167 million, as determined by Goldman Sachs based on its books and records. Goldman Sachs has also provided certain financial advisory and/or underwriting services to PSP and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation. During the two-year period ended March 1, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to PSP and/or its affiliates of approximately $27 million, as determined by Goldman Sachs based on its books and records. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Radius, Centerbridge, EQT, PSP and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs also may have co-invested with Centerbridge, EQT, and/or PSP and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Centerbridge, EQT and/or PSP from time to time and may do so in the future.
As the Company Board was aware, concurrent with the issuance of the Convertible Notes, Radius entered into the Capped Call Transactions (as defined below in the section of this proxy statement titled “The Merger Agreement — Company Indebtedness”) with Goldman Sachs and three other counterparties (which we refer to, collectively, as the “capped call counterparties”), each acting as principal for its own account. The Capped Call Transactions consisted of the purchase by Radius of capped call options with respect to, collectively, approximately 11,693,201 shares of Class A Common Stock, the aggregate number of shares of Class A Common Stock underlying the Convertible Notes (at the initial conversion rate of 44.2087 shares of Class A Common Stock per $1,000 in principal amount of the Convertible Notes) (with 40% purchased from Goldman Sachs). The Convertible Notes had an initial strike price equal to $22.62 per share of Class A Common Stock, subject to an initial cap price of $34.80 per share of Class A Common Stock. As of March 27, 2023 100% of the Capped Call Transactions remained outstanding, with a strike price of $22.62 per share of Class A Common Stock and a cap price of $34.80 per share of Class A Common Stock.
The Capped Call Transactions were intended to offset a portion of the potential dilutive effect on Company Stockholders of the conversion of the Convertible Notes and/or any potential cash payment in excess of the principal amount of the Convertible Notes that Radius may make in connection with a cash settlement of the Convertible Notes, in each case, up to the cap price. The Capped Call Transactions, upon the exercise thereof, generally require the capped call counterparties to deliver to Radius a number of shares of Class A Common Stock (and/or in certain circumstances, at Radius’ election, cash) determined based on the excess, if any, of the lower of the cap price and the price of the shares of Class A Common Stock at that time (determined over a period specified in the Capped Call Transactions) over the strike price per share of Class A Common Stock.
The Capped Call Transactions may be adjusted, exercised, cancelled and/or terminated in accordance with their terms in connection with certain events, including the announcement or consummation of the Mergers, which could result in a payment from Goldman Sachs to Radius. In particular, under the terms of the Capped Call Transactions, each of Goldman Sachs and the other capped call counterparties, each acting separately as calculation agent under the Capped Call Transactions to which it is a party, is entitled in certain circumstances to make adjustments to the cap price of the call options to reflect the economic effect of the announcement of such events (including the Mergers) on the Capped Call Transactions. In addition, each of Goldman Sachs and the other capped call counterparties may, each acting separately as the calculation agent, determining party or otherwise as principal under the Capped Call Transactions to which it is a party, determine such adjustments in respect of such Capped Call Transactions in accordance with their terms, including on or following consummation or abandonment of such events. In its capacity as calculation agent, all actions or exercises of judgment by Goldman Sachs pursuant to the terms of the Capped Call Transactions to which it is a party must be performed in good faith and a commercially reasonable manner.
As a result of the Capped Call Transactions, the capped call counterparties are expected to have market exposure to the price of the shares of Class A Common Stock. It is ordinary practice of the capped call counterparties to engage in hedging activities to limit their respective market exposure to the price of the stock underlying privately negotiated equity derivative transactions with issuers of such stock, such as the Capped Call Transactions. In connection with the Capped Call Transactions to which it is a party, Goldman Sachs (and its affiliates) have engaged, and will continue to engage, in accordance with applicable law in hedging and other market transactions (which may include the entering into or unwinding of various derivative transactions with respect to Class A Common Stock) that are generally intended to substantially neutralize Goldman Sachs’ exposure as a result of the Capped Call Transactions to which it is a party to changes in the price per share of Class A Common Stock. Such hedging activity is at Goldman Sachs’ own risk and may result in a gain or loss to Goldman Sachs that may be greater than or less than the initial expected contractual benefit to Goldman Sachs under the Capped Call Transactions to which it is a party. The amount of any such gain or loss will not be known until the applicable Capped Call Transactions have been exercised, expired or terminated in accordance with their terms and Goldman Sachs shall have completed all of its hedge unwind activities. To mitigate the exposure from the Capped Call Transactions, as of March 27, 2023, Goldman Sachs held a net long economic position of approximately one million shares of Class A Common Stock and was long and short a number of various other options on Class A Common Stock.
Goldman Sachs provided to management of Radius, for the information of the Company Board, materials that summarized, based on theoretical models, the potential effects of the announcement and of the consummation of an acquisition of Radius on the Capped Call Transactions to which Goldman Sachs is a counterparty. The materials included preliminary illustrative analyses by Goldman Sachs’ Investment Banking Division for a range of stated assumptions regarding takeout prices for shares of Class A Common Stock and volatilities, as well as based on other reasonable assumptions. In accordance with industry practice, Goldman Sachs maintains customary institutional information barriers reasonably designed to prevent the unauthorized disclosure of confidential information by personnel in its Investment Banking Division to the personnel in its Securities Division who are undertaking hedging and other market transactions with respect to Goldman Sachs’ Capped Call Transactions. In connection with the preparation of presentations to senior management of Radius and the Company Board, personnel in Goldman Sachs’ Investment Banking Division, including the representatives of Goldman Sachs who have advised Radius in connection with the Mergers, from time to time, have received or may receive input from personnel in Goldman Sachs’ Securities Division into how to model, or reports of historical measures or estimates of, Goldman Sachs’ and/or Goldman Sachs’ Investment Banking Division’s profit and/or loss over certain measurement periods related to the Capped Call Transactions.
Goldman Sachs has advised Radius that as of March 27, 2023, Goldman Sachs expected to realize a net gain of up to approximately $7 million with respect to the Capped Call Transactions as a result of the merger, after giving effect to its hedging activities based on the ordinary hedging practices described above and based on a range of stated assumptions, including volatilities and other reasonable assumptions. The amount of any such gain will not be known until the Capped Call Transactions have been exercised, expired or terminated in accordance with their terms and Goldman Sachs and its affiliates have completed all of their unwind activities, and such amount may differ from the estimates provided above.
The indenture governing the Convertible Notes and the forms of confirmations containing the terms of the Capped Call Transactions were included as exhibits to Radius’ Current Report on Form 8-K filed with the SEC on September 7, 2021, which contains additional disclosure regarding the Convertible Notes and a description of the Capped Call Transactions. All references in this section of this proxy statement to share counts, conversion prices, cap prices and strike prices are subject to adjustment from time to time in accordance with the terms of the confirmations relating to the Capped Call Transactions.
The Company Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Mergers. Pursuant to a letter agreement dated September 11, 2022, Radius engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transaction. The engagement letter between Radius and Goldman Sachs provides for a transaction fee of $8,000,000 all of which is contingent upon consummation of the Mergers. In addition, Radius has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Opinion of Barclays
The Transaction Committee engaged Barclays to act as its financial advisor in connection with evaluating a strategic transaction outside of the Company’s ordinary course of business, including a possible sale of the Company, pursuant to an engagement letter dated August 24, 2022. On March 1, 2023, Barclays rendered its oral opinion (which was subsequently confirmed in writing) to the Transaction Committee that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, from a financial point of view, the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the executive officers of the Company and the Excluded Stockholders) in the Mergers is fair to such holders.
The full text of Barclays’ written opinion is attached as Annex D to this proxy statement. Barclays’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The following is a summary of Barclays’ opinion and the methodology that Barclays used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.
Barclays’ opinion, the issuance of which was approved by Barclays’ Valuation and Fairness Opinion Committee, is addressed to the Transaction Committee, addresses only the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the executive officers of the Company and the Excluded Stockholders) in the Mergers to such holders and does not constitute a recommendation to any Company Stockholder as to how such holder should vote with respect to the Mergers or any other matter. The terms of the Mergers were determined through arm’s-length negotiations between the Company and Parent and were recommended by the Transaction Committee and unanimously approved by the Company Board. Barclays did not recommend any specific form of consideration to the Transaction Committee or the Company or that any specific form of consideration constituted the only appropriate consideration for the Mergers. Barclays was not requested to address, and its opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Mergers, the likelihood of the consummation of the Mergers, or the relative merits of the Mergers as compared to any other transaction or business strategy in which the Company may engage. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Mergers, or any class of such persons, relative to the consideration to be received by the Company Stockholders in the Mergers. No limitations were imposed by the Transaction Committee upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.
In arriving at its opinion, Barclays, among other things:
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reviewed and analyzed the Merger Agreement, dated as of March 1, 2023, and the specific terms of the Mergers;

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reviewed and analyzed publicly available information concerning the Company that Barclays believed to be relevant to its analysis, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022;

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reviewed and analyzed financial and operating information with respect to the business, operations and prospects of the Company furnished to Barclays by the Company, including financial projections of the Company prepared by management of the Company;

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reviewed and analyzed a trading history of the Company’s Class A Common Stock from October 5, 2020 to February 28, 2023 and a comparison of that trading history with those of other companies that Barclays deemed relevant;

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reviewed and analyzed a comparison of the historical financial results and present financial condition of the Company with those of other companies that Barclays deemed relevant;

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had discussions with management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects; and

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has undertaken such other studies, analyses and investigations as Barclays deemed appropriate.

In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and had not assumed responsibility or liability for any independent verification of such information). Barclays also relied upon the assurances of management of the Company that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of the Company, upon the advice of the Company, Barclays assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of the Company as to the Company’s future financial performance and that the Company would perform substantially in accordance with such projections. In arriving at its opinion, Barclays assumed no responsibility for and expressed no view as to any such projections or estimates or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of the Company and did not make or obtain any evaluations or appraisals of the assets or liabilities of the Company. In addition, Barclays was not authorized by the Transaction Committee to solicit, and did not solicit, any indications of interest from any third party with respect to the purchase of all or a part of the Company’s business. Barclays’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after the date of its opinion.
Barclays assumed the accuracy of the representations and warranties contained in the Merger Agreement and all the agreements related thereto. Barclays also assumed, upon the advice of the Company, that all material governmental, regulatory and third-party approvals, consents and releases for the Mergers would be obtained within the constraints contemplated by the Merger Agreement and that the Mergers will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. Barclays did not express any opinion as to any tax or other consequences that might result from the Mergers, nor did Barclays’ opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understood the Company had obtained such advice as it deemed necessary from qualified professionals.
In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the shares of Class A Common Stock but rather made its determination as to fairness, from a financial point of view, of the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the executive officers of the Company and the Excluded Stockholders) in the Mergers to such holders on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.
In arriving at its opinion, Barclays did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.
Summary of Material Financial Analyses
The following is a summary of the material financial analyses used by Barclays in preparing its opinion to the Transaction Committee. The summary of Barclays’ analyses and reviews provided below is not a complete description of the analyses and reviews underlying Barclays’ opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.
For the purposes of its analyses and reviews, Barclays made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company or any other parties to the Mergers. No company, business or transaction considered in Barclays’ analyses and reviews is identical to the Company, OpCo, Parent, Merger Sub I, Merger Sub II or the Mergers, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions considered in Barclays’ analyses and reviews. None of the Company, OpCo, Parent, Merger Sub I, Merger Sub II, Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or reflect the prices at which the companies, businesses or securities may actually be sold. Accordingly, the estimates used in, and the results derived from, Barclays’ analyses and reviews are inherently subject to substantial uncertainty.
The summary of the financial analyses and reviews summarized below includes information presented in tabular format. In order to fully understand the financial analyses and reviews used by Barclays, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Barclays’ analyses and reviews.
Discounted Cash Flow Analysis
In order to estimate the present value of the Class A Common Stock, Barclays performed a discounted cash flow analysis of the Company. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
To calculate the estimated enterprise value (“EV”) of the Company using the discounted cash flow method, Barclays added the Company’s projected after-tax unlevered free cash flows for fiscal years 2023 through 2032 based on the December 31, 2023 – 2032 Management Forecasts to the “terminal value” of the Company as of the end of fiscal year 2032, and discounted such amount to its present value using a mid-year convention and a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking earnings before interest, taxes, depreciation and amortization and subtracting cash taxes and capital expenditures. The residual value of the Company at the end of the forecast period, or “terminal value,” was estimated by selecting a range of perpetuity growth rates ranging from 3.0% to 3.5%, which were derived by Barclays using its professional judgment and experience. The range of after-tax discount rates of 8.0% to 8.5% was selected based on an analysis of the weighted average cost of capital of the Company and the selected comparable companies. Barclays then calculated a range of implied prices per share of Class A Common Stock by subtracting actual net debt as of December 31, 2022 from the estimated EV using the discounted cash flow method and dividing such amount by the fully diluted number of shares of Company Capital Stock, as of February 28, 2023, based on information provided by management of the Company (excluding the impact of potential dividends elected to be paid in stock to holders of shares of Series A Founder Preferred Stock). The following summarizes the result of these calculations:

	Perpetuity Growth Rate	Implied Equity Value per Share of Class A Common Stock
Discount Rates of 8.0% – 8.5%	3.0% – 3.5%	$6.96 – $15.10
Barclays noted that on the basis of the discounted cash flow analysis, the Merger Consideration was within the range of implied values per share of Class A Common Stock calculated using the December 31, 2023 – 2032 Management Forecasts.
Selected Comparable Company Analysis
In order to assess how the public market values shares of similar publicly traded companies and to provide a range of relative implied equity values per share of Class A Common Stock by reference to those companies, Barclays reviewed and compared specific financial and operating data relating to the Company with selected companies that Barclays, based on its experience in the telecom infrastructure and real estate industries, deemed comparable to the Company. The selected comparable companies with respect to the Company were:
Tower Companies
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American Tower Corporation

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Crown Castle Inc.

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SBA Communications Corporation

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Telesites, S.A.B de C.V.

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INWIT S.p.A.

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Cellnex Telecom, S.A.

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Vantage Towers AG

Data Center Companies
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Digital Realty Trust, Inc.

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Equinix, Inc.

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Cyxtera Technologies, Inc.

Triple-Net Lease Real Estate Interest Trusts (“REITs”)
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Realty Income Corporation

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National Retail Properties, Inc.

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Spirit Realty Capital, Inc.

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Agree Realty Corporation

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Essential Properties Realty Trust, Inc.

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The Necessity Retail REIT, Inc.

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Four Corners Property Trust, Inc.

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Getty Realty Corp.

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NETSTREIT Corp.

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Gladstone Commercial Corporation

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W.P. Carey Inc.

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Broadstone Net Lease, Inc.

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LXP Industrial Trust

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Global Net Lease, Inc.

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Industrial Logistics Property Trust

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Orion Office REIT Inc.

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One Liberty Properties, Inc.

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VICI Properties Inc. / VICI Properties L.P.

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Gaming and Leisure Properties, Inc.

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EPR Properties

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Safehold Inc.

Barclays calculated and compared various financial multiples and ratios of the Company and the selected comparable companies. As part of its selected comparable company analysis, Barclays calculated and analyzed (a) each tower company’s ratio of EV to (i) its 2022 actual or estimated (“2022A/E”) and 2023 estimated (“2023E”) tower cash flows (“TCF”) and (ii) its 2022A/E and 2023E earnings before interest, taxes, depreciation and amortization and adjusted for non-recurring items (“EBITDA”), (b) each data center company’s ratio of EV to its 2022A/E and 2023E EBITDA and (c) each triple-net lease REIT’s implied capitalization rate, defined as the ratio of next twelve months’ (“NTM”) net operating income to EV. The EV of each company was obtained by adding its short- and long-term debt to the sum of the market value of its common equity, the value of any preferred stock (at liquidation value) and the book value of any minority interest, finance leases, asset retirement obligations and subtracting its cash and cash equivalents, as applicable and based on the relevant financial reporting standards. All of these calculations were performed, and based on publicly available financial data (including FactSet, Green Street, SNL and Bloomberg) and closing prices, as of February 28, 2023, the last trading date prior to the delivery of Barclays’ oral opinion. The results of this selected comparable company analysis are summarized below:
Tower Companies
	EV / 2022A/E TCF	EV / 2023E TCF	EV / 2022A/E EBITDA	EV / 2023E EBITDA
Mean	19.2x	18.2x	21.0x	19.1x
Median	18.9x	18.1x	22.3x	19.3x
Data Center Companies
	EV / 2022A/E EBITDA	EV / 2023E EBITDA
Mean	17.5x	16.1x
Median	19.6x	18.3x
Triple-Net Lease REITs
	Implied Capitalization Rate	Inverse Implied Capitalization Rate
Mean	6.7%	15.6x
Median	6.4%	15.6x
Barclays selected the comparable companies listed above because of similarities in one or more business or operating characteristics with the Company. However, because of the inherent differences between the business, operations and prospects of the Company and those of the selected comparable companies, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing industries, geographies, sizes, growth prospects, profitability levels and degree of operational risk between the Company and the companies included in the selected company analysis. Based upon these judgments, Barclays selected a range of 15.5x to 17.5x multiples of EV to 2023E ground cash flows (“GCF”) for the Company and applied such range to the December 31, 2023 – 2032 Management Forecasts to calculate a range of implied prices per share of Class A Common Stock. The following summarizes the result of these calculations:
	Low	High
Implied equity value per share of Class A Common Stock	$12.51	$15.36
Barclays noted that on the basis of the selected comparable company analysis, the Merger Consideration was within the range of implied values per share of Class A Common Stock calculated using the December 31, 2023 – 2032 Management Forecasts.
Other Factors
Barclays also reviewed and considered other factors, which were not considered part of its financial analyses in connection with rendering its advice, but were references for informational purposes, including, among other things, the illustrative present value of future share price analysis, equity research price targets analysis and historical share price analysis described below.
Illustrative Present Value of Future Share Price Analysis
Barclays performed an analysis of the implied present value of an illustrative future value per share of Class A Common Stock, which is designed to provide an indication of the present value of the theoretical future value of a company’s equity as a function of such company’s financial projections and valuation multiples. Barclays first calculated the implied future EV of the Company for fiscal years ending December 31, 2023 through December 31, 2030 by applying ratios of multiples of the Company’s EV to NTM GCF ranging from 15.5x to 17.5x to NTM GCF estimates for the Company as reflected in the December 31, 2023 – 2032 Management Forecasts for each of the fiscal years 2023 through 2030. The illustrative EV to NTM GCF multiple estimates were derived by Barclays utilizing its professional judgment and experience, taking into account the results from the selected comparable companies analysis and the EV to NTM GCF multiples for the Company as of February 28, 2023. Barclays then calculated a range of implied prices per share of Class A Common Stock based on the fully diluted number of shares of Company Capital Stock as of February 28, 2023, as provided by management of the Company (including the dilutive effect of potential stock dividends to holders of shares of Series A Founder Preferred Stock and corresponding distributions with respect to the Series A Rollover Profits Units).
Utilizing a range of discount rates of 12.4% to 13.3% based on an analysis of the cost of equity of the Company, Barclays then derived a range of implied present values per share for Class A Common Stock by discounting to present value the implied future values per share of Class A Common Stock. The following table presents the results of the analysis of the implied present value of the illustrative future value per share of Class A Common Stock.
	Selected NTM EV / GCF Multiple Range	Implied Equity Value per Share of Class A Common Stock
Discount Rate of 12.4% – 13.3%	15.5x – 17.5x	$8.81 – $15.09
The illustrative present value of future share price analysis for the Company was used for informational purposes only and was not included in Barclays’ financial analyses.
Equity Research Price Targets Analysis
Barclays reviewed publicly available one-year forward price targets for the Class A Common Stock prepared and published by equity research firms that covered the Company as of February 28, 2023. Barclays noted that the range of low to high one-year forward share price targets as of February 28, 2023 was $13.00 to $18.00 per share. Barclays also reviewed publicly available one-year forward price targets for the Class A Common Stock prepared and published by equity research firms that covered the Company as of

February 28, 2023, by deriving in each case, the implied equity value based on the number of shares outstanding at the end of the third quarter of 2022 mentioned in the applicable equity research firm report, then adjusted based on the fully diluted number of shares of Company Capital Stock as of February 28, 2023, as provided by management of the Company. Barclays noted that the range of low to high one-year forward share price targets as of February 28, 2023, as so adjusted, was $11.46 to $16.94 per share. The price targets published by the equity research firms did not necessarily reflect current market trading prices for shares of Class A Common Stock and these estimates are subject to uncertainties, including the future financial performance of the Company and future market conditions. The equity research price targets analysis for the Company was used for informational purposes only and was not included in Barclays’ financial analyses.
Historical Share Price Analysis
To illustrate the trend in the historical trading prices of shares of Class A Common Stock, Barclays considered historical data with regard to the trading prices of Class A Common Stock for the period from February 28, 2022 to February 28, 2023. Barclays noted that during the period from February 28, 2022 to February 28, 2023, the closing price of the Class A Common Stock ranged from $7.97 to $16.52. The historical share price analysis for the Company was used for informational purposes only and was not included in Barclays’ financial analyses.
General
Barclays is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Transaction Committee selected Barclays because of its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the Mergers.
Barclays is acting as financial advisor to the Transaction Committee in connection with the Mergers. As compensation for its services in connection with the Mergers, the Company paid Barclays a fee of $2,500,000 upon the delivery of Barclays’ opinion, which is referred to as the “Opinion Fee”. The Opinion Fee was not contingent upon the conclusion of Barclays’ opinion or the consummation of the Mergers. The Company may pay Barclays an additional discretionary fee of up to $1,000,000 based upon the Transaction Committee’s assessment of Barclays’ work in connection with its engagement. In addition, the Company has agreed to reimburse Barclays for a portion of its reasonable out-of-pocket expenses incurred in connection with the Mergers and to indemnify Barclays for certain liabilities that may arise out of its engagement by the Transaction Committee and the rendering of Barclays’ opinion. Barclays has performed various investment banking services for the Company in the past, and expects to perform such services in the future, and has received, and expects to receive, customary fees for such services. In the past two years, Barclays has not earned material investment banking fees from the Company. Further, Barclays and its affiliates in the past have provided, currently are providing, or in the future may provide, investment banking services to the Excluded Stockholders and have received or in the future may receive customary fees for rendering such services. In the past two years, Barclays has not earned investment banking fees from the Excluded Stockholders. In addition, Barclays and its affiliates in the past have provided, currently are providing, or in the future may provide, investment banking services to EQT and PSP, and certain of their respective affiliates and portfolio companies and have received or in the future may receive customary fees for rendering such services, including (i) having acted or acting as financial advisor to EQT, PSP and certain of their respective portfolio companies and affiliates in connection with certain mergers and acquisition transactions; (ii) having acted or acting as arranger, bookrunnner and/or lender for EQT, PSP and certain of their respective portfolio companies and affiliates in connection with the financing for various acquisition transactions; and (iii) having acted or acting as underwriter, initial purchaser and placement agent for various equity and debt offerings undertaking by EQT, PSP and certain of their respective portfolio companies and affiliates. During the period from January 1, 2021 through March 1, 2023, Barclays and its affiliates received aggregate fees for such services of approximately $80 million from EQT and its portfolio companies and affiliates and aggregate fees for such services of approximately $1 million from PSP and its portfolio companies and affiliates, in each case as determined by Barclays based on its books and records.
Barclays and its subsidiaries and affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and its affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company, EQT and PSP and certain of the portfolio companies and/or affiliates of EQT and PSP for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
Certain Financial Forecasts
Other than providing an annual outlook with respect to Acquisition Capex (as defined below), including the annual outlook with respect to Acquisition Capex included in the Company’s press release, dated March 1, 2023, which was attached as an exhibit to the Company’s Current Report on Form 8-K, furnished to the SEC on March 2, 2023, the Company does not, as a matter of course, publicly disclose forecasts or internal projections as to future performance, or results of operations, earnings or other results, due to, among other things, the unpredictability of the underlying assumptions and estimates. In August 2022, in connection with the strategic review process, senior management of the Company provided the Company Board and the Transaction Committee, as well as Citi, Goldman Sachs and Barclays, with certain non-public, unaudited prospective financial information for the years ending June 30, 2022 through 2032 (the “June 30, 2022 – 2032 Management Forecasts”). In February 2023, senior management of the Company updated the June 30, 2022 – 2032 Management Forecasts based on the Company’s actual performance through the fiscal year ended December 31, 2022 and senior management’s best then currently available estimates and assumptions with respect to the future financial performance of the Company on a standalone basis (such updated forecasts, the “December 31, 2023 – 2032 Management Forecasts” and, together with the June 30, 2022 Management Forecasts, the “Management Forecasts”). Senior management of the Company provided the December 31, 2023 – 2032 Management Forecasts to the Company Board and the Transaction Committee, in connection with their respective evaluations of the proposed transaction, and to Citi, Goldman Sachs and Barclays, in connection with each firm’s respective financial analysis and fairness opinion summarized in the sections of this proxy statement titled “— Opinion of Citi”, “— Opinion of Goldman Sachs” and “— Opinion of Barclays”. The Company is including a summary of the Management Forecasts to provide Company Stockholders with access to information that was made available to the Company Board and the Transaction Committee, as well as each of Citi, Goldman Sachs and Barclays, as described above.
The Company Board and the Transaction Committee reviewed the Management Forecasts and, following discussions with Company management, the Company Board authorized and instructed Citi and Goldman Sachs, and the Transaction Committee authorized and instructed Barclays, to use and rely upon the December 31, 2023 – 2032 Management Forecasts for purposes of their respective financial analyses and fairness opinions summarized in the sections of this proxy statement titled “— Opinion of Citi”, “— Opinion of Goldman Sachs” and “— Opinion of Barclays”. Citi, Goldman Sachs and Barclays were not authorized to, and did not use, the June 30, 2022 – 2032 Management Forecasts for purposes of their respective financial analyses and fairness opinions summarized in the sections of this proxy statement titled “— Opinion of Citi”, “— Opinion of Goldman Sachs” and “— Opinion of Barclays”. Senior company management modeled each of the Management Forecasts based on its best then currently available estimates and assumptions with respect to the future financial performance of the Company on a standalone basis. The Management Forecasts were based upon certain financial, operating and commercial assumptions developed solely using the information available to management of the Company at the time the Management Forecasts were created.

The following tables summarize the Management Forecasts, as described above:
	June 30, 2022 – 2032 Management Forecast Years Ending June 30,
$ in millions	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Annualized In-Place Rents(1)	$136	$174	$213	$246	$279	$307	$336	$366	$397	$429	$462
Ground Cash Flow(2)	134	153	191	226	258	288	316	345	375	406	439
Adjusted EBITDA(3)	35	71	103	149	180	220	246	273	301	330	360
Acquisition Capex(4)	495	500	500	400	400	300	300	300	300	300	300
	December 31, 2023 – 2032 Management Forecasts Years Ending December 31,
$ in millions	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E
Annualized In-Place Rents(1)	$200	$242	$278	$315	$347	$379	$413	$448	$484	$522
Ground Cash Flow(2)	170	212	250	285	318	349	380	413	447	483
Adjusted EBITDA(3)	76	111	160	193	236	264	294	324	356	388
Acquisition Capex(4)	500	500	400	400	300	300	300	300	300	300
Unlevered Free Cash Flow(5)	$(459)	$(425)	$(276)	$(244)	$(101)	$(74)	$(46)	$(18)	$11	$42

(1)
“Annualized in-place rents” is calculated using the implied monthly revenue from all revenue producing leases that are expected to be collected on leases owned and acquired (“in-place”) as of the measurement date multiplied by twelve. Implied monthly revenue for each lease is calculated based on the most recent rental payment under such lease. Annualized in-place rents is a non-GAAP financial measure and should not be considered as an alternative to revenue as a measure of operating performance.

(2)
“Ground cash flow” measures gross profit, which is calculated as revenue minus cost of service.

(3)
“Adjusted EBITDA” is calculated using “EBITDA”, which is defined as net income (loss) before net interest expense, income tax expenses (benefit) and depreciation and amortization, and further adjusting for non-cash impairment — decommissions expense, realized and unrealized gains and losses on foreign currency debt, realized and unrealized foreign exchange gains/losses associated with non-debt transactions and balances denominated in a currency other than the functional currency, share-based compensation expense and transaction-related costs recorded in selling, general and administrative expense incurred for incremental business acquisition pursuits (successful and unsuccessful) and related financing and integration activities. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.

(4)
“Acquisition Capex” represent the total cash spent and committed to be spent for the Company’s acquisition of revenue-producing assets during the period measured. Acquisition Capex is a non-GAAP financial measure and should not be considered as an alternative to capital expenditures as a measure of cash flows or as measure of liquidity.

(5)
“Unlevered free cash flow” is calculated as Adjusted EBITDA less share-based compensation, less cash taxes and less Acquisition Capex. Unlevered free cash flow is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity. In addition to the projections of unlevered free cash flow set forth above, senior management of the Company provided to the Company Board and the Transaction Committee, as well as Citi, Goldman Sachs and Barclays a terminal year unlevered free cash flow of $389 million, which was derived from terminal year annualized-in-place rent of $522 million, ground cash flow of $483 million, adjusted EBITDA of $429 million and property right renewal capital expenditures of $4 million and assuming no asset acquisitions and no origination activity and costs in the terminal year.

Important Information Concerning the Management Forecasts
The Management Forecasts were prepared for internal use only and not for public disclosure and were provided to the Company Board and the Transaction Committee and to Citi, Goldman Sachs and Barclays as described above. The summary of the Management Forecasts is included in this proxy statement solely to give Company Stockholders access to certain financial forecasts that were made available to the Company Board, the Transaction Committee, Citi, Goldman Sachs and Barclays and is not being included in this proxy statement to influence a Company Stockholder’s decision whether to vote for the Merger Agreement Proposal or for any other purpose.
The Management Forecasts were generated solely for internal use and not developed with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or GAAP, but, in the view of Company management, were reasonably prepared in good faith on a basis reflecting the best available estimates and judgments at the time of preparation, and presented as of the time of preparation. No independent registered public accounting firm provided any assistance in preparing the Management Forecasts. Accordingly, no independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the Management Forecasts or expressed any opinion or given any other form of assurance with respect thereto, and they assume no responsibility for the information contained in the Management Forecasts. The KPMG LLP report included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 relates solely to the historical financial information of the Company and to an assessment of the Company’s internal controls over financial reporting. Such reports do not extend to the Management Forecasts and should not be read to do so.
The inclusion of the Management Forecasts should not be regarded as an indication that the Company, Parent, their affiliates, officers, directors, advisors (including financial advisors) or any of their respective representatives or any other recipient of this information considered, or now considers, the Management Forecasts to be necessarily predictive of future results. There can be no assurance that the projected results will be realized or that actual results will not be materially lower or higher than estimated, whether or not the Mergers are completed. None of the Company, Parent or their respective affiliates, officers, directors, advisors (including financial advisors) or other representatives can provide any assurance that actual results will not differ from the Management Forecasts, and, except as required by applicable law, none of the Company, Parent or their respective affiliates undertakes any obligation to update, or otherwise revise or reconcile, the Management Forecasts to reflect circumstances existing after the date the Management Forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Management Forecasts are shown to be inappropriate. None of the Company or its affiliates, officers, directors, advisors (including financial advisors) or other representatives has made or makes any representation to any Company Stockholder or other person regarding the information included in the Management Forecasts or the Company’s ultimate performance compared to the information contained in the Management Forecasts or that forecasted results will be achieved. The Company has made no representation to Parent, in the Merger Agreement or otherwise, concerning the Management Forecasts. The Management Forecasts are forward-looking statements. The assumptions and estimates underlying the Management Forecasts, all of which are difficult to predict and many of which are beyond the control of the Company, may not be realized. None of the Company or its affiliates, officers, directors, advisors (including financial advisors) or other representatives assumes any responsibility to holders of shares of Company Capital Stock or equity interests in OpCo for the accuracy of this information. In particular, the Management Forecasts, while presented with numerical specificity, necessarily, were based on numerous variables and assumptions that are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and regulatory risks and uncertainties that could cause actual results to differ materially from those contained in the Management Forecasts. Because the Management Forecasts cover multiple years, by their nature, they become subject to greater uncertainty with each successive year and are unlikely to anticipate each circumstance that will have an effect on the Company’s results of operations, financial condition and cash flows. Important factors that may affect actual results and result in the Management Forecasts not being achieved include, but are not limited to the risks and uncertainties described in the section of this proxy statement titled “Cautionary Note Regarding Forward-Looking Statements”, all of which are difficult to predict and many of which are outside the control of the Company and, upon consummation of the Mergers, will be beyond the control of EQT or PSP and the Surviving Entities. Company Stockholders are urged to review the Company’s SEC filings for a description of risk factors with respect to the Company’s business. The Management Forecasts also reflect assumptions as to certain business decisions that are subject to change.
Some or all of the estimates and assumptions underlying the Management Forecasts may have changed since the date the Management Forecasts were prepared. The information set forth in the Management Forecasts is not fact and should not be relied upon as being necessarily indicative of future results. The Management Forecasts were developed on a standalone basis without giving effect to the Mergers, and therefore the Management Forecasts do not give effect to the Mergers or any changes to the Company’s operations or strategy that may be implemented after the consummation of the Mergers. Furthermore, the Management Forecasts do not take into account the effect of any failure of the Mergers to be completed and should not be viewed as accurate or continuing in that context.
The Management Forecasts contain certain non-GAAP financial measures that Company management believes are helpful in understanding the Company’s past financial performance and future results. Company management regularly uses a variety of financial measures that are not in accordance with GAAP for comparing the Company’s operating performance on a consistent basis. The non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures. While the Company believes that these non-GAAP financial measures enhance the overall understanding of its underlying operating performance trends compared to historical and prospective periods and its peers and that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition, results of operations and cash flows as well as insight into the compliance with its debt covenants, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, are not reported by all of the Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact method of calculation. The SEC rules that would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures provided to a board of directors or a financial advisor in connection with a proposed business combination such as the Mergers if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by the Company Board, the Transaction Committee or their respective financial advisors in connection with their respective evaluations of the Mergers or their respective financial analyses and fairness opinions, as applicable. Accordingly, the Company has not provided a reconciliation of the non-GAAP financial measures included in the Management Forecasts to the relevant GAAP financial measures.
The Management Forecasts summarized in this section were prepared prior to the execution of the Merger Agreement and have not been updated to reflect any changes after the date they were prepared. THE COMPANY DOES NOT INTEND, AND UNDERTAKES NO OBLIGATION, TO UPDATE OR OTHERWISE REVISE THE MANAGEMENT FORECASTS TO REFLECT CIRCUMSTANCES EXISTING SINCE THEIR PREPARATION OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE PROJECTIONS ARE NO LONGER APPROPRIATE. In light of the foregoing factors and the uncertainties inherent in the Management Forecasts, readers of this proxy statement are cautioned not to place undue reliance on the Management Forecasts.
Interests of the Company’s Directors and Executive Officers in the Mergers
The Company’s directors and executive officers have financial interests in the Mergers that may be different from, or in addition to, the interests of the Company Stockholders generally. The members of the Company Board and the Transaction Committee were aware of and considered these interests in reaching the determination to approve the Merger Agreement Proposal and recommend that the Company Stockholders approve the Merger Agreement Proposal.
The Company’s executive officers for purposes of the discussion below are William H. Berkman (Co-Chairman and Chief Executive Officer), Scott G. Bruce (President), Richard I. Goldstein (Chief

Operating Officer), Glenn J. Breisinger (Chief Financial Officer and Treasurer) and Jay L. Birnbaum (Senior Vice President, General Counsel and Secretary).
Treatment of Company Equity Awards
For information regarding beneficial ownership of shares of Company Common Stock by each of the Company’s directors and executive officers and all of such directors and executive officers as a group, please see the section titled “Security Ownership of Certain Beneficial Owners and Management”, beginning on page 131. Each of the Company’s directors and executive officers will be entitled to receive, for each (i) share of Company Capital Stock, (ii) OpCo Class B Common Unit, (iii) LTIP Unit and (iv) Series B Rollover Profits Unit he or she holds that is entitled to receive the Merger Consideration, the same per share Merger Consideration in the same manner as other Company Stockholders.
As described further in the section titled “The Merger Agreement — Treatment of Company Equity Awards” beginning on page 104, as of the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, except as otherwise agreed by Parent and the applicable award holder, including pursuant to any Rollover Agreement: (a) each LTIP Unit that is outstanding as of the date of the Merger Agreement will vest (to the extent unvested), and be converted into the right to receive the Merger Consideration (with all applicable performance conditions deemed satisfied and based on the number of shares of Class A Common Stock into which such LTIP Unit is convertible immediately prior to the OpCo Merger Effective Time); (b) each share of Company Restricted Stock held by an employee of the Company or any of its subsidiaries that is outstanding and unvested as of immediately prior to the Company Merger Effective Time will be canceled and converted into an RS Payment Right; provided that, if the employment of a holder of an RS Payment Right is terminated following the Company Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such RS Payment Right will be accelerated to the first payroll date after the date of such termination; and (c) each share of Company Restricted Stock held by a non-employee director of the Company Board as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the Merger Consideration.
As of May 9, 2023 and assuming that (a) all shares of Company Restricted Stock are valued based on the Merger Consideration, (b) the Closing occurs on September 30, 2023, which is the assumed Closing Date only for purposes of this compensation-related disclosure, and (c) no non-employee director receives any Company equity awards or forfeits any Company equity awards prior to September 30, 2023, each non-employee director of the Company Board holds unvested shares of Company Restricted Stock with a value of $150,000. None of the non-employee directors of the Company Board hold Company Stock Options or LTIP Units.
The following table sets forth the value of the LTIP Units and all shares of Company Restricted Stock held by the Company’s executive officers as of May 9, 2023, the latest practicable date to determine such amounts before the filing of this proxy statement, assuming that: (a) (i) all LTIP Units that are equitized and have value (i.e., the holder’s capital account maintained for U.S. federal income tax purposes exceeds the applicable predetermined threshold) are valued based on the Merger Consideration (based on the number of shares of Class A Common Stock into which such LTIP Unit is convertible immediately prior to the OpCo Merger Effective Time) and (ii) all shares of Company Restricted Stock are valued based on the Merger Consideration; (b) all LTIP Units subject to performance criteria have such criteria deemed satisfied; (c) all LTIP Units granted in 2023 are not equitized and therefore have no value (i.e., the holder’s capital account maintained for U.S. federal income tax purposes does not exceed the applicable predetermined threshold) and are exchanged for no consideration as of the Closing; (d) the Closing occurs on September 30, 2023, which is the assumed Closing Date only for purposes of this compensation-related disclosure; and (e) the individuals included in the table below do not receive any Company equity awards or forfeit any Company equity awards prior to September 30, 2023; however, such values do reflect the expected vesting of LTIP Units and shares of Company Restricted Stock prior to such date.

Name	Unvested LTIP Units (#)	Value of Unvested LTIP Units ($)	Vested LTIP Units (#)	Value of Vested LTIP Units ($)	Unvested Shares of Company Restricted Stock (#)	Value of Unvested Shares of Company Restricted Stock ($)	Total ($)
Executive Officers
William H. Berkman	1,768,573	21,516,585	1,557,087	23,356,305	—	—	44,872,890
Scott G. Bruce	825,914	9,238,710	632,755	9,491,325	—	—	18,730,035
Richard I. Goldstein	825,914	9,238,710	572,755	8,591,325	—	—	17,830,035
Glenn J. Breisinger	544,541	5,912,715	396,289	5,944,335	—	—	11,857,050
Jay L. Birnbaum	304,181	4,562,715	231,289	3,469,335	122,516	1,837,740	9,869,790
Severance Entitlements
Each executive officer (other than Mr. Birnbaum) is party to an individual employment agreement with the Company and OpCo, dated February 10, 2020 (the “Existing Employment Agreements”). Mr. Birnbaum is party to an amended and restated individual employment agreement with the Company and OpCo, dated April 17, 2023 (the “Birnbaum Employment Agreement” and, collectively with the Existing Employment Agreements, the “Executive Officer Agreements”). The Existing Employment Agreements provide for severance payments and other benefits in the event of a “qualifying termination”, which includes a termination of employment by the Company in anticipation of a change in control of the Company or a termination by the Company other than for “Cause”, death or “Disability” or by the executive for “Good Reason” (in each case, as defined in the Existing Employment Agreements) within one year following a change in control of the Company. The Mergers will constitute a change in control of the Company for purposes of the Existing Employment Agreements.
In the event of a qualifying termination in anticipation of or within one year following a change in control of the Company, each executive officer party to an Existing Employment Agreement will be entitled to receive, in addition to certain accrued amounts: (a) a lump-sum cash payment equal to the product of two times the sum of the executive officer’s base salary and annual bonus earned in respect of the fiscal year immediately prior to the termination date; (b) a pro-rated annual bonus for the year of termination based on target performance; (c) any earned but unpaid bonus for the year prior to the year of termination; (d) a cash payment equal to 24 months of COBRA premiums (regardless of whether the executive officer elects COBRA continuation coverage); and (e) accelerated vesting of all outstanding Company equity awards. Receipt of the above-described payments and benefits is conditioned upon the executive officer executing (and not revoking) a release of claims in favor of the Company.
The Birnbaum Employment Agreement reflects the terms of Mr. Birnbaum’s voluntary resignation as Senior Vice President, General Counsel and Secretary and transition into the role of special advisor on September 1, 2023 (the “Transition Date”), without regard to whether the Merger occurs. If Mr. Birnbaum continues in employment until the Transition Date, or if Mr. Birnbaum’s employment is terminated by the Company without “Cause” or by Mr. Birnbaum for “Good Reason” (each, as defined in the Birnbaum Employment Agreement) or due to death or disability prior to the Transition Date, he will generally be entitled to receive the payments described above in the Existing Employment Agreements (other than, (a) in the case of his continued employment until the Transition Date, accelerated vesting of long-term incentive compensation awarded in 2023 and (b) no proration of his annual bonus for the year of termination), as well as continued payment of base salary and if the termination is prior to the Transition Date, advisor fees (as applicable). If Mr. Birnbaum’s employment is terminated by the Company without Cause or by Mr. Birnbaum for Good Reason during the two-year period following the Transition Date (the “Special Advisor Period”), he would generally be entitled to continued advisor fees and benefits continuation through the end of the Special Advisor Period and accelerated vesting of shares of Company Restricted Stock awarded in 2023. None of the payments or benefits provided for in the Birnbaum Employment Agreement are in any way conditioned upon the Merger (or any other change in control transaction). Mr. Birnbaum is required to execute a release of claims in favor of the Company on the Transition Date and upon his termination of employment as special advisor.

The Executive Officer Agreements provide that, in the event part or all of the compensation, payments or benefits payable in connection with the respective executive officer’s separation with the Company would constitute a parachute payment within the meaning of Section 280G of the Code, then the payments will be reduced to the largest amount which would result in no portion of the payments being subject to the excise tax if such reduction will provide the executive officer with the best net after-tax result.
The severance payments and benefits described above are generally subject to the applicable executive officer’s compliance with restrictive covenants consisting of one-year (two-year, in the case of Messrs. Berkman and Birnbaum) post-termination restrictions on competing with the Company and soliciting the Company’s employees or customers, non-disclosure of the Company’s confidential information at any time, intellectual property assignment and a mutual non-disparagement.
Treatment of Annual Bonuses
The Merger Agreement provides that each participant, including our executive officers, in a Company Benefit Plan (as defined below) that is an annual cash incentive plan will receive a (a) Pre-Closing Bonus (as defined below) based on projected full-year actual performance, pro-rated based on the portion of the plan year elapsed prior to the Closing and (b) Post-Closing Bonus (as defined below) based on full-year target performance, pro-rated based on the remaining duration of the performance period. Payment of the annual cash bonus in respect of the fiscal year in which the Closing occurs is generally contingent on the employee’s continued employment through the payment date; provided, however, that in the event of the employee’s termination of employment without Cause (as defined in the Company Stock Plan) between the Closing and the end of the performance period, such employee would receive an amount equal to (i) the Pre-Closing Bonus and (ii) a portion of the Post-Closing Bonus, pro-rated based on the number of days such employee was employed between the Closing and the end of the performance period.
Retention and Transaction Bonuses
Under the terms of the Merger Agreement, the Company may establish a cash-based retention bonus program and a cash-based transaction bonus program, in both cases for the benefit of certain employees of the Company and its subsidiaries. As of the date of this proxy statement, no director or executive officer has been allocated awards under these programs.
Arrangements with EQT, PSP and Parent
Concurrently with the execution of the Merger Agreement, each of Messrs. Berkman, Bruce, Goldstein and Breisinger entered into a new employment agreement with Chord TopCo, LP, to be effective upon the Company Merger Effective Time (the “New Employment Agreements”). Upon the Company Merger Effective Time, Chord TopCo, LP will assign the New Employment Agreements to the Company and such New Employment Agreements will replace and supersede the applicable Existing Employment Agreement for each such executive officer. The New Employment Agreements have an initial term of five years, subject to earlier termination as provided in the New Employment Agreements, with automatic one-year extensions and provide for (among other things): (a) an annual base salary of $571,000 for Mr. Berkman; $798,000 for each of Messrs. Bruce and Goldstein; and $654,000 for Mr. Breisinger; (b) eligibility to receive a cash bonus with a target of 50% (100%, in the case of Mr. Berkman) of base salary; and (c) eligibility to participate in and receive equity grants or other incentive awards under the equity incentive plan of Chord TopCo, LP or one of its affiliates to be established in connection with or following the Closing. In the event of a qualifying termination (which is generally defined to be the same as in the Existing Employment Agreements), each such executive officer would generally be entitled to the same severance payments and benefits (other than accelerated vesting of equity) as described above in the section titled “— Severance Entitlements”, and, other than in connection with a qualifying termination in anticipation of or within one year following a change in control, such severance payments and benefits (other than any prior year’s bonus) are subject to cessation and recoupment, as applicable, if the executive officer breaches the post-termination restrictions on competing with the Company, soliciting the Company’s employees or customers, or disclosing the Company’s confidential information, in any case, in a way that would reasonably be expected to result in significant reputational or monetary harm to the Company.

It is possible that other members of management will enter into individual agreements with Parent and/or one or more of its subsidiaries regarding employment following the Closing; however, no such discussions are ongoing as of the time of this proxy statement.
Rollover Agreements
Concurrently with the execution of the Merger Agreement, Mr. Berkman entered into a Rollover Agreement with Parent and Merger Sub II and each of Messrs. Bruce, Goldstein and Breisinger entered into a Rollover Agreement with Merger Sub II, in each case, pursuant to which, among other things and subject to the terms and conditions set forth therein, such parties agreed to roll over a portion of their existing equity interests in OpCo into equity interests in the Surviving LLC. Please see the section of this proxy statement titled “— Rollover Agreements”.
Management Equity Program
Concurrently with the execution of the Merger Agreement, EQT and PSP agreed to a term sheet with certain executive officers setting forth the material terms of a management equity program to provide equity incentives to certain members of management and other service providers of the Surviving Corporation and its subsidiaries following the Closing. The program will consist of an equity pool of approximately 9.5% of the outstanding equity of Chord TopCo, LP (or OpCo) as of the Closing (on a fully diluted basis), from which certain employees, including the executive officers, will be eligible to receive profits interest units, which will be subject to vesting conditions and certain call rights of Chord TopCo, LP (or OpCo). As a condition of any grant of the profits interest units under the management equity program, executive officers who entered into a New Employment Agreement would be subject to the restrictive covenants therein. As of the date of this proxy statement, no director or executive officer has been allocated awards under the management equity program.
EQT and PSP further agreed to adopt a cash-based long-term incentive plan to be utilized after the Closing for employees (which could, in the discretion of the board of Chord TopCo, LP, include the executive officers), under terms and conditions to be agreed by the board of Chord TopCo, LP and Mr. Berkman. As of the date of this proxy statement, no director or executive officer has been allocated awards under this plan.
Tax Protection Agreement
On March 1, 2023, Mr. Berkman, EQT and PSP agreed that, upon the Closing, subject to and in accordance with the Merger Agreement, Mr. Berkman will, and Parent will cause the Company TPA Parties to, enter into the TPA, pursuant to which the Company TPA Parties will indemnify Mr. Berkman and certain of his affiliated entities for any current taxes resulting from certain non-ordinary course actions that are taken by the Company TPA Parties. In the event that the Company TPA Parties take such actions, they will be liable for grossed-up tax amounts associated with the income or gain recognized by Mr. Berkman or such of his affiliated entities as a result of such actions. The Company TPA Parties’ liability under the TPA is capped at (i) $32 million in the aggregate within the first 20 years of the Closing Date and (ii) $22.5 million in the aggregate after the twentieth anniversary of the Closing Date; however, in certain limited circumstances, the cap will be increased to $40 million. As of the date of this proxy statement, no amounts have been paid to Mr. Berkman or any of his affiliated entities under the terms of the TPA.
Section 280G Mitigation Actions
Each of our executive officers is subject to a 280G best-net cutback, as described above in the section titled “— Severance Entitlements”. The Company is permitted to take certain actions before the Company Merger Effective Time to mitigate the amount of potential “parachute payments” for “disqualified individuals” (each, as defined in Section 280G of the Code), including accelerating the vesting or payment of compensation that would have been scheduled to vest or be paid in the future into a year prior to the year in which the Closing is expected to occur, accelerating the vesting or payment of compensation that would vest or become payable on the Closing Date in accordance with the terms of the Merger Agreement or the Company Benefit Plan into a year prior to the year in which the Closing is expected to occur, entering into or expanding non-competition agreements or paying out accrued vacation. As of the date of this proxy statement, the Company has not approved any specific actions to mitigate the expected impact of Section 280G of the Code on the Company and any disqualified individuals.
Director and Officer Indemnification
Pursuant to the terms of the Merger Agreement, members of the Company Board and executive officers of the Company will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the Closing. For a more detailed description of the provisions of the Merger Agreement relating to director and officer indemnification, please see the section of this proxy statement titled “The Merger Agreement — Indemnification and Insurance” beginning on page 122.
Quantification of Payments and Benefits
In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of the Company’s named executive officers estimates of the amounts of compensation that are payable in connection with or otherwise relates to the Mergers. The Company Stockholders are being asked to approve, on a nonbinding, advisory basis, such compensation. Because the vote to approve such compensation is advisory only, it will not be binding on either the Company, the Company Board or Parent. Accordingly, if the Merger Agreement Proposal is approved by the Company Stockholders and the Mergers are consummated, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the tables below and above under the section titled “— Interests of the Company’s Directors and Executive Officers in the Mergers”.
The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (a) an assumption that the Mergers are consummated on September 30, 2023, (b) the per share Merger Consideration of $15.00, (c) the named executive officers’ salary and target bonus amounts as in effect as of the date of this proxy statement, (d) the number of LTIP Units and shares of Company Restricted Stock held by the named executive officers as of May 9, 2023, the latest practicable date to determine such amounts before the filing of this proxy statement, less any awards expected to vest in the ordinary course prior to September 30, 2023, and assuming no additional grants or forfeitures of Company equity awards prior to September 30, 2023 and (e) an assumption that each named executive officer experiences a termination of employment immediately following the consummation of the Mergers under circumstances that entitle such named executive officer to receive severance (i.e., a termination other than for “Cause”, death or “Disability” or resignation for “Good Reason” or, for Mr. Birnbaum only, a termination other than for “Cause” or resignation for “Good Reason”, although certain of these amounts would be payable upon such termination regardless of whether the Mergers are consummated). As such, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before consummation of the Mergers. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
The amounts shown below do not attempt to quantify any reduction that may be required as a result of a 280G best-net cutback, to which all named executive officers are subject; therefore, actual payments to the named executive officers may be less than the amounts indicated below. In addition, the amounts shown below do not attempt to reflect any implication from any individual’s Rollover Agreement with Parent and/or Merger Sub II or any amounts that Mr. Berkman may be owed under the TPA, nor do such amounts reflect the payments such individuals may receive in respect of the Company Capital Stock, OpCo Class B Common Units or Series B Rollover Profits Units that such individuals may hold.
Potential Payments to Named Executive Officers
Name	Cash ($)(1)	Equity ($)(2)	Other Benefits ($)(3)	Total ($)(4)
William H. Berkman	3,248,103	44,872,890	—	48,120,993
Glenn J. Breisinger	2,420,905	11,857,050	—	14,277,955
Scott G. Bruce	3,081,078	18,730,035	—	21,811,113
Richard I. Goldstein	3,080,066	17,830,035	—	20,910,101
Jay L. Birnbaum	745,000	9,869,790	80,816	10,695,606

(1)
The amounts shown in this column represent the estimated value of the cash severance each named executive officer is eligible to receive upon a qualifying termination or, in the case of Mr. Birnbaum, upon a termination without Cause or for Good Reason immediately following consummation of the Mergers (as described in the section titled “— Severance Entitlements”). The value of cash severance for each named executive officer other than Mr. Birnbaum consists of: (a) two times the sum of the executive officer’s base salary and annual bonus earned in respect of the fiscal year immediately prior to the termination date, (b) a pro-rata annual bonus for the year of termination based on target performance, assuming a termination date of September 30, 2023 and (c) a cash payment equal to 24 months of COBRA premiums (regardless of whether the executive officer elects COBRA continuation coverage). The value of cash severance for Mr. Birnbaum includes continued payment of his special advisor fees through the end of the Special Advisor Period, the full amount of which would be payable upon a termination without Cause or for Good Reason regardless of whether the Mergers are consummated. As of the date of this proxy statement, all bonuses for the year prior to the assumed year of termination have been paid and are not included. Each named executive officer’s cash severance payments are “double-trigger”, as such payments will not be payable solely as a result of the occurrence of the Company Merger Effective Time and will only be payable in the event of a qualifying termination, or, in the case of Mr. Birnbaum, upon a termination without Cause or for Good Reason, in each case, subject to the terms and conditions described in the section titled “— Severance Entitlements”. The amounts in this column are included in the sub-table below.

Name	Cash Severance ($)	Pro-Rated Annual Bonus ($)	COBRA Payments ($)	Total ($)
William H. Berkman	2,753,000	428,250	66,853	3,248,103
Glenn J. Breisinger	2,113,500	245,250	62,155	2,420,905
Scott G. Bruce	2,721,000	299,250	60,828	3,081,078
Richard I. Goldstein	2,721,000	299,250	59,816	3,080,066
Jay L. Birnbaum	745,000	—	—	745,000

(2)
The amounts shown in this column represent the estimated aggregate value of the named executive officers’ vested and unvested LTIP Units and shares of Company Restricted Stock as of September 30, 2023, as shown in the table above in the section titled “— Interests of the Company’s Directors and Executive Officers in the Merger — Treatment of Company Equity Awards”. As described in such section at the OpCo Merger Effective Time or Company Merger Effective Time, as applicable, except as otherwise agreed by Parent and the applicable award holder, including pursuant to any Rollover Agreement, (i) each LTIP Unit (whether vested or unvested) will vest with all applicable performance conditions deemed satisfied and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration and the number of shares of Class A Common Stock into which such LTIP Unit is convertible immediately prior to the OpCo Merger Effective Time and (ii) each share of Company Restricted Stock held by an employee of the Company or any of its subsidiaries that is outstanding and unvested as of immediately prior to the Company Merger Effective Time will be canceled and converted into an RS Payment Right; provided that, if the employment of a holder of an RS Payment Right is terminated following the Company Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such RS Payment Right will be accelerated to the first payroll date after the date of such termination. Given LTIP Units granted in 2023 will not be equitized as of immediately prior to the OpCo Merger Effective Time, they are assumed for purposes of this table to be canceled in exchange for no consideration as of the Closing. However, to the extent any such LTIP Units are rolled over in connection with the Closing, as described in the section titled “— Rollover Agreements”, they may appreciate after the Closing. As of the date of this proxy statement, all LTIP Units held by named executive officers were granted prior to the date of the Merger Agreement and no LTIP Units are assumed to have been granted following the date of the Merger Agreement, and therefore the amounts shown in this column in respect of LTIP Units are “single-trigger”, as such payments would be payable on the OpCo Merger Effective Time regardless of whether the executive’s employment is terminated (although Mr. Birnbaum’s

LTIP Units would already be vested prior to the consummation of the Mergers in accordance with the terms of the Birnbaum Employment Agreement), absent entrance into a Rollover Agreement or other individual agreement between the named executive officer and Parent or its affiliates. These amounts do not reflect any amounts of equity awards that may be rolled over in connection with the Closing, as described in the section titled “— Rollover Agreements”. The amounts shown in this column in respect of shares of Company Restricted Stock are “double-trigger”, as such payments will not be provided solely as a result of the occurrence of the Company Merger Effective Time and will only be provided in the event of a termination of employment without Cause or for Good Reason or due to death or Disability.

(3)
The amount shown in this column represents the estimated aggregate value of continued health coverage for Mr. Birnbaum through the end of the Special Advisor Period (as described in the section titled “— Severance Entitlements”). Mr. Birnbaum’s continued health benefits are “double-trigger”, as such benefits will not be provided solely as a result of the occurrence of the Company Merger Effective Time and will only be provided in the event of a termination of employment without Cause or for Good Reason (which benefit would be provided upon a termination without Cause or for Good Reason, regardless of whether the Mergers are consummated), subject to the terms and conditions described in the section titled “— Severance Entitlements”.

(4)
As of the date of this proxy statement, no named executive officer has been identified to receive or has been awarded any amounts under the retention and/or transaction award programs (as described more fully in the section titled “— Retention and Transaction Bonuses”) or been allocated an award under the new management equity program or cash-based long term incentive plan (as described more fully in the section titled “— Management Equity Program”). As described above, in the section titled “— Severance Entitlements”, the payments to each named executive officer are subject to a 280G best-net cutback. In addition, these amounts do not reflect any benefit Mr. Berkman may be entitled to receive under the TPA, as described in the section titled “— Tax Protection Agreement”, the amount of which cannot be quantified as of the time of this proxy statement.

Voting and Support Agreements
In connection with the execution of the Merger Agreement, the Parent Parties entered into the Voting and Support Agreements with William H. Berkman, Centerbridge Partners, L.P., Imperial Landscape Sponsor LLC and TOMS Acquisition II LLC and their respective affiliated persons or entities, as applicable. As of May 9, 2023, the Company Stockholders party to the Voting and Support Agreements hold, collectively, approximately 22.9% of the voting power of the Company Capital Stock. Under the Voting and Support Agreements, the applicable Company Stockholders have agreed to vote their respective shares of Company Capital Stock in favor of the adoption of the Merger Agreement and certain other matters. Each of the Voting and Support Agreements terminates upon the first to occur of: (a) the valid termination of the Merger Agreement in accordance with its terms without the consummation of the Mergers; (b) the Company Merger Effective Time; (c) the mutual written consent of the parties thereto; (d) the time of any modification, waiver or amendment to any provision of the Merger Agreement that reduces the amount, changes the form or type, imposes any restrictions on the applicable Company Stockholder’s right to receive, or otherwise adversely affects the form, type or amount of consideration payable to such Company Stockholder pursuant to the Merger Agreement as in effect on date of the Merger Agreement and (e) delivery of a written notice to Parent of an Adverse Recommendation Change (as defined in the Merger Agreement and described in further detail in the section of this proxy statement titled “The Merger Agreement — Change in Company Board Recommendation”) in accordance with the Merger Agreement. The Voting and Support Agreements also contain restrictions on transfer of shares of Company Capital Stock held by the Company Stockholders party thereto, subject to certain exceptions.
Rollover Agreements
In connection with the execution of the Merger Agreement, (a) Parent and Merger Sub II entered into a rollover agreement with William H. Berkman and certain of his affiliates, pursuant to which, subject to the terms and conditions set forth therein, (i) Mr. Berkman and/or his affiliates will contribute the Initial Rolled Units, as well as the corresponding shares of Company Capital Stock owned by Mr. Berkman and/or his affiliates, to Merger Sub II and (ii) at the Closing, 75% of the Class A Common Units of the Surviving

LLC received by Mr. Berkman and/or his affiliates in the OpCo Merger in respect of the Initial Rolled Units will be redeemed by the Surviving LLC for cash consideration equal to $15.00 per unit, with such redemption being funded with cash on hand at the level of OpCo prior to the Closing, and (b)  Merger Sub II entered into a rollover agreement with each of Scott G. Bruce, Richard I. Goldstein and Glenn J. Breisinger, pursuant to which, subject to the terms and conditions set forth therein, Mr. Bruce, Mr. Goldstein and Mr. Breisinger will roll over a portion of their existing equity interests in OpCo into equity interests in the Surviving LLC. Upon the completion of the foregoing transactions, subject to the terms and conditions of the Rollover Agreements, the Rollover Amount is expected to be approximately $32.6 million and the aggregate Rollover Equity is expected to represent approximately 1.9% of all outstanding equity interests of the Surviving LLC.
Tax Protection Agreement
On March 1, 2023, Mr. Berkman, EQT and PSP agreed that, upon the Closing, subject to and in accordance with the Merger Agreement, Mr. Berkman will, and Parent will cause the Company TPA Parties to, enter into the TPA, pursuant to which the Company TPA Parties will indemnify Mr. Berkman and certain of his affiliated entities for any current taxes resulting from certain non-ordinary course actions that are taken by the Company TPA Parties. In the event that the Company TPA Parties take such actions, they will be liable for grossed-up tax amounts associated with the income or gain recognized by Mr. Berkman or such of his affiliated entities as a result of such actions. The Company TPA Parties’ liability under the TPA is capped at (i) $32 million in the aggregate within the first 20 years of the Closing Date and (ii) $22.5 million in the aggregate after the twentieth anniversary of the Closing Date; however, in certain limited circumstances, the cap will be increased to $40 million. As of the date of this proxy statement, no amounts have been paid to Mr. Berkman or any of his affiliated entities under the terms of the TPA.
Financing of the Mergers
There is no financing condition to the Mergers. Parent plans to pay the Merger Consideration and any other amounts required to be paid in connection with the consummation of the transactions contemplated by the Merger Agreement with the aggregate amount of cash proceeds provided pursuant to the equity commitment letters described below, together with an amount of available cash on hand at the Company not less than $210,000,000 and the Rollover Amount.
In connection with the execution of the Merger Agreement, on March 1, 2023, Parent obtained equity financing commitments for an aggregate amount of $1,798,600,000 for purposes of financing the transactions contemplated by the Merger Agreement. The Sponsors have committed to capitalize Parent at the Closing with equity contributions equal to $1,079,160,000 and $719,440,000, respectively, in each case on the terms and subject to the conditions set forth in the equity commitment letters between the applicable Sponsors, on the one hand, and Parent, on the other hand. In addition, the Sponsors have provided termination equity financing commitments in favor of Parent to fund Parent’s obligation to pay the Parent Termination Fee that may become payable to the Company under certain circumstances, subject to the terms and conditions set forth in the Merger Agreement and such termination equity financing commitments.
Closing and Effective Times
The Closing shall take place at 10:00 a.m. (New York City time) on a date to be specified by Parent and the Company, which date shall be as soon as practicable following the satisfaction or waiver (to the extent such waiver is permitted by applicable law) of the conditions to closing, which are described below in the section of this proxy statement titled “The Merger Agreement — Conditions to the Closing of the Mergers” (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions at such time) (but in no event later than the fifth business day following such satisfaction or waiver of such conditions), by the remote exchange of electronic copies of documents and signatures, unless another date, time or place is agreed to in writing by Parent and the Company.
The time at which the OpCo Merger becomes effective is referred to as the “OpCo Merger Effective Time”. Subject to the provisions of the Merger Agreement, as soon as practicable on the Closing Date, Parent, Merger Sub II and OpCo will cause the OpCo Merger to be consummated pursuant to the DLLCA by filing a certificate of merger executed in accordance with, and in such form as is required by, the relevant provisions of the DLLCA (the “OpCo Certificate of Merger”), and will make all other filings, recordings or publications required under the DLLCA in connection with the OpCo Merger. The OpCo Merger will become effective at the time that the OpCo Certificate of Merger is filed with the Secretary of State of Delaware or, to the extent permitted by applicable law, at such later time as is agreed to by the parties to the Merger Agreement prior to the filing of the OpCo Certificate of Merger and specified in the OpCo Certificate of Merger.
The time at which the Company Merger becomes effective is referred to as the “Company Merger Effective Time”. Subject to the provisions of the Merger Agreement, concurrently with the filing of the OpCo Certificate of Merger on the Closing Date, Parent, Merger Sub I and the Company will cause the Company Merger to be consummated pursuant to the DGCL by filing a certificate of merger executed in accordance with, and in such form as is required by, the relevant provisions of the DGCL (the “Company Certificate of Merger”), and will make all other filings, recordings or publications required under the DGCL in connection with the Company Merger. The Company Merger will become effective at the time that the Company Certificate of Merger is filed with the Secretary of State of Delaware or, to the extent permitted by applicable law, at such later time as is agreed to by the parties to the Merger Agreement prior to the filing of the Company Certificate of Merger and specified in the Company Certificate of Merger; provided that, the Company Merger Effective Time will occur immediately after the OpCo Merger Effective Time.
Litigation Related to the Mergers
On April 4, 2023, the Company received a demand letter from Norfolk County Retirement System, a purported holder of shares of Class A Common Stock, requesting access to certain books and records of the Company to investigate purported breaches of fiduciary duty, director independence and disinterestedness and/or other corporate wrongdoing in connection with the Mergers and related transaction documents. On April 14, 2023, the Company responded to this demand letter by denying the allegations contained therein and objecting to such purported stockholder's scope of requests but indicating a proper inspection of books and records would be permitted, subject to negotiation of an appropriate scope of production and execution of a standard confidentiality agreement.
Between April 7, 2023 and May 1, 2023, three complaints were filed in connection with the Mergers. On April 7, 2023, a complaint, captioned Ryan O’Dell v. Radius Global Infrastructure, Inc. et al., 23-cv-2956 (S.D.N.Y.), was filed in the United States District Court for the Southern District of New York by a purported holder of shares of Class A Common Stock; on April 12, 2023, a complaint, captioned Elaine Wang v. Radius Global Infrastructure, Inc. et al., 23-cv-3068 (S.D.N.Y.), was filed in the United States District Court for the Southern District of New York by a purported holder of shares of Class A Common Stock; and on May 1, 2023, a complaint, captioned Shannon Jenkins v. Radius Global Infrastructure, Inc. et al., 23-cv-3657 (S.D.N.Y.), was filed in the United States District Court for the Southern District of New York by a purported holder of shares of Class A Common Stock; all three cases named as defendants the Company and members of the Company Board. The complaints allege, among other things, that the defendants caused to be filed with the SEC a materially incomplete and misleading preliminary proxy statement relating to the Mergers in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. Among other remedies, the complaints seek: an order enjoining the defendants from proceeding with the Mergers unless and until the defendants disclose certain allegedly material information that was allegedly omitted from the preliminary proxy statement; rescinding the Merger Agreement or any of the terms thereof to the extent already implemented or granting rescissory damages; awarding the plaintiffs the costs and disbursements of their actions, including reasonable attorneys’ and expert fees and expenses; and granting such other and further relief as the court may deem just and proper. The Company has not yet formally responded to these complaints, but believes that the allegations contained therein are without merit.
Between April 17, 2023 and May 12, 2023, the Company received six demand letters from purported holders of shares of Class A Common Stock; all six demand letters alleged disclosure deficiencies in the preliminary proxy statement and demanded issuance of corrective disclosures. The Company has not yet formally responded to these demand letters, but believes that the allegations contained therein are without merit.

As of May 12, 2023, the Company was not aware of the filing of other lawsuits or the submission of other demand letters challenging the Mergers and/or alleging deficiencies with respect to the preliminary proxy statement; however, such lawsuits or demand letters may be filed or submitted, respectively, in the future.
Appraisal Rights
If the Mergers are consummated, persons who do not wish to accept the Merger Consideration are entitled to seek appraisal of their shares of Company Capital Stock under Section 262 of the DGCL and, if all procedures described in Section 262 of the DGCL are strictly complied with, to receive payment in cash for the fair value of their shares of Company Capital Stock exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company Capital Stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the Merger Consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262 of the DGCL.
Persons who exercise appraisal rights under Section 262 of the DGCL will not receive the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Company Capital Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their shares of Company Capital Stock determined under Section 262 of the DGCL could be more than, the same as or less than the Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 of the DGCL is required. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262 of the DGCL, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A copy of Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 of the DGCL and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 of the DGCL and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262 of the DGCL. Failure to comply timely and properly with the requirements of Section 262 of the DGCL will result in the loss of a person’s appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration under the Merger Agreement.
A holder of record or beneficial owner of shares of Company Capital Stock who (a) continuously holds such shares through the Company Merger Effective Time, (b) has not consented to or otherwise voted in favor of the Mergers or otherwise withdrawn, lost or waived appraisal rights, (c) strictly complies with the procedures under Section 262 of the DGCL, (d) does not thereafter withdraw his, her or its demand for appraisal of such shares and (e) in the case of a beneficial owner, a person who (i) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (ii) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (iii) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List (as defined below), will be entitled to receive the fair value of his, her or its shares of Company Capital Stock exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
Section 262 of the DGCL requires that where a merger agreement is to be submitted for adoption at a meeting of stockholders, the stockholders be notified that appraisal rights will be available not less than twenty (20) days before the meeting to vote on the merger. Such notice must include either a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. This proxy statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the Mergers, in compliance with the requirements of Section 262 of the DGCL.
If you elect to demand appraisal of your shares of Company Capital Stock, you must satisfy each of the following conditions: you must deliver to the Company a written demand for appraisal of your shares of Company Capital Stock before the taking of the vote on the Mergers, which demand must reasonably inform us of the identity of the holder of record of shares of Company Capital Stock for which appraisal is demanded and, for beneficial owners only, such demand must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and must provide an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List; you must not vote or submit a proxy in favor of the proposal to adopt the Merger Agreement; you must hold your shares of Company Capital Stock continuously through the Company Merger Effective Time; and you must comply with the other applicable requirements of Section 262 of the DGCL.
A Company Stockholder who elects to exercise appraisal rights must mail his, her or its written demand for appraisal to the following address:
Radius Global Infrastructure, Inc.
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004
Attention: Jay L. Birnbaum, Senior Vice President, General Counsel and Secretary
with a copy to (which shall not constitute notice):
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention:
Thomas E. Dunn
Matthew L. Ploszek
Jin-Kyu Baek

A record holder who holds shares of Company Capital Stock as a nominee for others, such as a broker, fiduciary, depositary or other nominee, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the demand must set forth the number of shares of Company Capital Stock covered by such demand. Where the number of shares of Company Capital Stock is not expressly stated, the demand will be presumed to cover all shares of Company Capital Stock outstanding in the name of such record owner.
Within ten (10) days after the Company Merger Effective Time, the Surviving Corporation must give written notice that the Mergers have become effective to each of (a) the Company Stockholders who has properly filed a written demand for appraisal and who did not vote in favor of the proposal to adopt the Merger Agreement and (b) the beneficial owners who has demanded appraisal under Section 262 of the DGCL. At any time within sixty (60) days after the Company Merger Effective Time, any person who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the Merger Consideration specified by the Merger Agreement for that person’s shares of Company Capital Stock by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal.
Within one hundred twenty (120) days after the Company Merger Effective Time, but not thereafter, the Surviving Corporation and any person who has properly and timely demanded appraisal and otherwise complied with Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person, demanding a determination of the fair value of the shares of Company Capital Stock held by all persons that have demanded appraisal. There is no present intent on the part of the Company or the Surviving Corporation to file an appraisal petition and persons seeking to exercise appraisal rights should assume that the Company and the Surviving Corporation will not file such a petition or initiate any negotiations with respect to the fair value of shares of Company Capital Stock. Accordingly, persons who desire to have their shares of Company Capital Stock appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL. If, within one hundred twenty (120) days after the Company Merger Effective Time, no petition has been filed as provided above, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the Merger Consideration under the Merger Agreement.
In addition, within one hundred twenty (120) days after the Company Merger Effective Time, any person who has theretofore complied with the applicable provisions of Section 262 of the DGCL will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Company Capital Stock not voted in favor of the Mergers and with respect to which demands for appraisal were received by the Surviving Corporation and the aggregate number of holders of such shares. Such statement must be given within ten (10) days after the written request therefor has been received by the Surviving Corporation or within ten (10) days after the expiration of the period for the delivery of demands as described above, whichever is later.
Upon the filing of a petition by a person, service of a copy of such petition shall be made upon the Surviving Corporation. The Surviving Corporation shall be required to, within twenty (20) days after such service, file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal of their shares of Company Capital Stock and with whom the Surviving Corporation has not reached agreements as to the value of such shares (the “Chancery List”). The Register in Chancery, if so ordered by the Delaware Court of Chancery, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Surviving Corporation and to all such persons set forth on the Chancery List.
If a petition for an appraisal is timely filed by a person, at the hearing on such petition, the Delaware Court of Chancery will determine which persons have complied with Section 262 of the DGCL and have become entitled to appraisal rights provided thereby. The Delaware Court of Chancery may require the persons who have demanded an appraisal of their shares of Company Capital Stock and who hold shares represented by certificates to submit their certificates of shares of Company Capital Stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such person. If immediately before the Company Merger Effective Time, the shares of the class or series of Company Capital Stock as to which appraisal rights are available were listed on a national securities exchange, the Delaware Court of Chancery will dismiss the appraisal proceedings as to all holders of such shares of Company Capital Stock who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal or (2) the value of the consideration provided in the merger for such total number of shares exceeds $1,000,000.
Upon application by the Surviving Corporation or any person entitled to participate in the appraisal proceedings, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to appraisal. Any person whose name appears on the Chancery List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262 of the DGCL.
Where proceedings are not dismissed, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceedings the Delaware Court of Chancery shall determine the fair value of shares of Company Capital Stock taking into account all relevant factors, exclusive of any element of value arising from the accomplishment or expectation of the Mergers, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Company Merger Effective Time through the date the judgment is paid at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Company Merger Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Surviving Corporation may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue after such payment only on the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares of Company Capital Stock as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid by the Surviving Corporation as part of the pre-judgment payment to the person.
When the fair value of the shares of Company Capital Stock is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, to the persons entitled to receive the same.
Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and persons should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Moreover, the Surviving Corporation does not anticipate offering more than the Merger Consideration to any person exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of the relevant shares of Company Capital Stock is less than the Merger Consideration.
In determining “fair value”, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or could be ascertained as of the date of the Mergers which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Mergers.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value”, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Mergers and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting person’s exclusive remedy.
The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each person is responsible for his, her or its attorneys’ and expert witness fees, although, upon application of a person whose name appears on the Chancery List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ and expert witness fees, be charged pro rata against the value of all shares of Company Capital Stock entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. Determinations by the Delaware Court of Chancery are subject to appellate review by the Delaware Supreme Court.
Any person who has duly demanded appraisal in compliance with Section 262 of the DGCL will not be entitled to vote for any purpose any shares of Company Capital Stock subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to the holder of record at a date prior to the Company Merger Effective Time.
No appraisal proceeding in the Delaware Court of Chancery shall be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under Section 262(j) of the DGCL; provided, however, that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Mergers within sixty (60) days after the Company

Merger Effective Time. If no petition for appraisal is filed with the Delaware Court of Chancery within one hundred twenty (120) days after the Company Merger Effective Time, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the Merger Consideration under the Merger Agreement.
To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262 of the DGCL, on the other hand, Section 262 of the DGCL will govern.
A holder of OpCo Class B Common Units will not be entitled to appraisal rights unless such holder first converts such OpCo Class B Common Units into Class A Common Stock and perfects such holder’s appraisal rights in accordance with the foregoing.
Material U.S. Federal Income Tax Consequences of the Mergers
The following discussion summarizes the material U.S. federal income tax consequences to holders of Company Common Stock with respect to the disposition of Company Common Stock in exchange for cash pursuant to the Company Merger. The following discussion is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the Company Merger and does not address consequences to holders of Founder Preferred Stock, Company equity awards or interests in OpCo (including Rollover Equity). This discussion is based upon the provisions of the Code, all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. The Internal Revenue Service may not agree with the tax consequences described in this discussion.
This discussion assumes that holders of Company Common Stock hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Company Common Stock in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of Company Common Stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, regulated investment companies, real estate investment trusts, tax-exempt organizations, retirement or other tax-deferred accounts, insurance companies, dealers in securities or non-U.S. currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired their shares of Company Common Stock through the exercise of stock options or otherwise as compensation, holders subject to the alternative minimum tax, holders who exercise their appraisal rights in connection with the Company Merger, holders who hold their shares of Company Common Stock as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, accrual method holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code) and holders who own or have owned (directly, indirectly or constructively) 5% or more of Company Common Stock (by vote or value) outstanding. In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the U.S. federal estate or gift tax or the application of the Medicare tax on net investment income under Section 1411 of the Code).
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Company Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding Company Common Stock, you should consult your own tax advisor.
All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the receipt of cash in exchange for shares of Company Common Stock pursuant to the Company Merger.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company Common Stock that is, for U.S. federal income tax purposes:
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an individual citizen or resident of the United States;

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a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or

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an estate, the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) of Company Common Stock that is not a U.S. holder.
Tax Consequences of the Company Merger for Holders of Company Common Stock
U.S. Holders
The receipt of cash pursuant to the Company Merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the Company Merger and such U.S. holder’s adjusted tax basis in the shares of Company Common Stock converted into cash pursuant to the Company Merger. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the Company Merger. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of common stock at different times or at different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of common stock.
A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding (at a rate of 24%) with respect to the cash received pursuant to the Company Merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any; provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.
Non-U.S. Holders
Any gain recognized on the receipt of cash pursuant to the Company Merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a non-U.S. corporation, such corporation may be subject to branch profits tax at the rate of 30% on the effectively connected gain (or such lower rate as may be specified by an applicable income tax treaty);

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the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Company Merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to tax at a 30% rate (or a lower applicable income tax treaty rate) on any gain derived from the disposition of Company Common Stock pursuant to the Company Merger (other than gain effectively connected with a U.S. trade or business), which may be offset by U.S. source capital losses; or

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shares of Company Common Stock constitute a United States real property interest because the Company is or has been a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Company Merger or the period that the non-U.S. holder held shares of Company Common Stock (the “relevant period”).

The Company believes that it has not been, is not and will not be a USRPHC during the relevant period. Even if the Company is or was a USRPHC during the relevant period, gain arising from a non-U.S. holder’s receipt of cash in exchange for Company Common Stock pursuant to the Company Merger will not be subject to U.S. federal income tax if the Company Common Stock is “regularly traded”, as defined in applicable U.S. Treasury Regulations, on an established securities market, and such non-U.S. holder owned, actually and constructively, 5% or less of the Company Common Stock throughout the relevant period.
A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding will apply with respect to the cash received by such holder pursuant to the Company Merger, unless such non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any; provided that such non-U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.
THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION, AND HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE COMPANY MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME, ALTERNATIVE MINIMUM TAX AND OTHER TAX LAWS AND OF CHANGES IN THOSE TAX LAWS.
Regulatory Approvals Required for the Mergers
General
Each of the parties to the Merger Agreement has agreed (subject to the terms and conditions of the Merger Agreement) to use its reasonable best efforts to, among other things, cooperate in all reasonable respects with each other in connection with obtaining all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any governmental authority or third party necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement. In addition, Parent has agreed to take all actions necessary to (a) secure the expiration or termination of any applicable waiting period under any applicable antitrust and foreign investment laws and obtain all consents under any antitrust and foreign investment laws that may be required by any governmental antitrust and foreign investment authority with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated by the Merger Agreement and (b) promptly resolve objections as may be asserted by any governmental antitrust and foreign investment authority or other person with respect to the transactions contemplated by the Merger Agreement and to avoid or eliminate each and every impediment under any antitrust and foreign investment laws that may be asserted by any governmental antitrust and foreign investment authority, in each case subject to certain limitations. For a detailed description of regulatory matters, please see below under the section of this proxy statement titled “The Merger Agreement — Efforts to Consummate the Mergers”.
The approvals required under the Merger Agreement include the receipt of the regulatory approvals as described below.
We currently expect to complete the Mergers in the third quarter of 2023. However, we cannot predict the exact timing of completion of the Mergers because we cannot guarantee when all of the necessary regulatory approvals will be obtained, or if they will be obtained at all.

Regulatory Approvals
The Mergers are subject to receipt of consents, approvals or other clearances under (a) the antitrust laws of the European Union, China and Chile (and if Parent determines in accordance with terms set forth in the confidential disclosure schedules that approval is required, Turkey and Israel), (b) the foreign investment laws of Australia, France, Germany, Italy, Romania, Spain and the United Kingdom and (c) the foreign investment laws of each of Belgium, Canada, the Netherlands and the Republic of Ireland, solely in the event any such jurisdiction enacts a new (or expands an existing) mandatory and/or suspensory pre-closing foreign investment law applicable to the transactions contemplated by the Merger Agreement following the date of the Merger Agreement. As of May 12, 2023, the parties submitted filings with the applicable governmental authorities under (i) the antitrust laws of the European Union, China and Chile; and (ii) the foreign investment laws of Australia, France, Germany, Italy, Romania, Spain and the United Kingdom. Clearance was received from such governmental authorities under the foreign investment laws of Germany on April 27, 2023 and Spain on May 3, 2023.
In each case, the relevant regulatory authorities could take such actions under the applicable regulatory laws as they deem necessary or desirable, including seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. We cannot be certain that a challenge to the Mergers will not be made or that, if a challenge is made, we will prevail.
Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Mergers will not be made or that, if a challenge is made, we will prevail.
The Company Board unanimously recommends that you vote “FOR” the Merger Agreement Proposal.

THE MERGER AGREEMENT
Explanatory Note Regarding the Merger Agreement
The following summarizes the material provisions of the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We recommend that you read the Merger Agreement attached to this proxy statement as Annex A carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
The Merger Agreement is included with this proxy statement only to provide you with information regarding the terms of the Merger Agreement and not to provide you with any other factual information regarding the Company, OpCo, Parent, Merger Sub I, Merger Sub II or their respective subsidiaries, affiliates or businesses. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties have been made solely for the benefit of the other parties to the Merger Agreement and:
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have been made only for purposes of the Merger Agreement;

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have been qualified by certain documents filed with, or furnished to, the SEC by the Company and publicly available two business days prior to the date of the Merger Agreement;

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have been qualified by confidential disclosures made by the Company, OpCo, Parent, Merger Sub I or Merger Sub II, as applicable, in connection with the Merger Agreement;

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are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors;

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were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement; and

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have been included in the Merger Agreement for the purpose of allocating risk between the Company and OpCo, on the one hand, and Parent, Merger Sub I and Merger Sub II, on the other hand, rather than establishing matters as facts.

You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, OpCo, Parent, Merger Sub I, Merger Sub II or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. The Company will provide additional disclosure in its public reports of any material information necessary to provide the Company Stockholders with a materially complete understanding of the disclosures relating to the Merger Agreement. See “Where You Can Find More Information” beginning on page 136 of this proxy statement.
The summary of the material terms of the Merger Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this proxy statement.
Effects of the Mergers
The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and in accordance with the DLLCA, at the OpCo Merger Effective Time, Merger Sub II will merge with and into OpCo, the separate existence of Merger Sub II will cease and OpCo will continue its limited liability company existence as a subsidiary of Parent and the Company.
The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, at the Company Merger Effective Time, Merger Sub I will merge with and into the Company, the separate corporate existence of Merger Sub I will cease and the Company will continue its corporate existence as a subsidiary of Parent.
Closing and Effective Time of the Mergers
Unless the parties agree in writing otherwise, the Closing will take place at 10:00 a.m. (New York City time) on the fifth business day after all conditions to the consummation of the Mergers have been satisfied or (to the extent permitted by law) waived.
The OpCo Merger will become effective at the time that the OpCo Certificate of Merger is filed with the Secretary of State of the State of Delaware or, to the extent permitted by applicable law, at such later time as may be agreed by the parties to the Merger Agreement prior to the filing of the OpCo Certificate of Merger and specified in the OpCo Certificate of Merger.
The Company Merger will become effective at the time that the Company Certificate of Merger is filed with the Secretary of State of the State of Delaware or, to the extent permitted by applicable law, at such later time as may be agreed by the parties to the Merger Agreement prior to the filing of the Company Certificate of Merger and specified in the Company Certificate of Merger; provided that the Company Merger Effective Time shall occur immediately after the OpCo Merger Effective Time.
At the Company Merger Effective Time, the certificate of incorporation and bylaws of the Company, as in effect immediately prior to the Company Merger Effective Time, will be the certificate of incorporation and bylaws of the Surviving Corporation until amended or restated thereafter in accordance with their terms or by applicable law (in each case, in compliance with the requirements of the Merger Agreement.
At the OpCo Merger Effective Time, the certificate of formation of OpCo, as in effect immediately prior to the OpCo Merger Effective Time, will be the certificate of formation of Surviving LLC until thereafter amended or restated in accordance with its terms or by applicable law and the limited liability company agreement of OpCo, as in effect immediately prior to the OpCo Merger Effective Time, will be amended and restated in a form designated by Parent and the applicable Rollover Holders in accordance with the Rollover Agreements prior to the OpCo Merger Effective Time and as so amended and restated will become the limited liability company agreement of the Surviving LLC until amended or restated thereafter in accordance with its terms or by applicable law.
The parties currently expect to consummate the Mergers in the third quarter of 2023, subject to receipt of the Company Stockholder Approval and the required regulatory approvals and the satisfaction or waiver of the other conditions to the Mergers described in the Merger Agreement. For additional information, please see the section of this proxy statement titled “Proposal 1: Adoption of the Merger Agreement —  Regulatory Approvals Required for the Mergers” beginning on page 100.
Consideration To Be Received in the Mergers
The Merger Agreement provides that, at the Company Merger Effective Time:
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each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, except for the Appraisal Shares, Owned Company Common Stock and shares of Company Restricted Stock, will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

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each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, except for Owned Company Common Stock, will be canceled for no consideration;

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each share of Series A Founder Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax; and

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each share of Series B Founder Preferred Stock issued and outstanding immediately prior to the Company Merger Effective Time will be canceled for no consideration.

In addition, the Merger Agreement provides that, at the OpCo Merger Effective Time:
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each OpCo Class A Common Unit issued and outstanding immediately prior to the OpCo Merger Effective Time will be converted into one unit of limited liability company interests in the Surviving LLC and thereafter represent ownership of limited liability company interests in the Surviving LLC;

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each OpCo Class B Common Unit issued and outstanding immediately prior to the OpCo Merger Effective Time, except for Owned OpCo Class B Common Units and any Rollover Equity, will be converted into the right to receive the Merger Consideration, without interest and subject to any required withholding of tax;

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each Series A Rollover Profits Unit outstanding as of immediately prior to the OpCo Merger Effective Time will be canceled and cease to exist and no consideration will be delivered in exchange therefor;

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each Series B Rollover Profits Unit outstanding as of immediately prior to the OpCo Merger Effective Time will be deemed fully vested (to the extent unvested) and be treated in the same manner as other OpCo Class B Common Units; and

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the Carry Unit will be canceled for no consideration.

If, between March 1, 2023 and the Closing, the number of outstanding shares of Company Capital Stock or equity interests of OpCo changes into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction, the Merger Consideration and the cash amounts owed in respect of Company equity awards, as applicable, will be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction.
Excluded Shares of Company Capital Stock and OpCo Common Units
Each share of Company Common Stock that (i) is immediately prior to the Company Merger Effective Time owned by Parent or Merger Sub I or any direct or indirect wholly owned subsidiary of the Company, Parent or Merger Sub I, including any Company Common Stock that is subject to a Rollover Agreement, or (ii) is immediately prior to the Company Merger Effective Time owned by the Company as treasury stock will be canceled for no consideration and cease to have any rights with respect thereto. Each OpCo Common Unit that is issued and outstanding as of immediately prior to the OpCo Merger Effective Time and held by the Company will be converted into one unit of limited liability company interests of the Surviving LLC and thereafter represent ownership of limited liability company interests in the Surviving LLC.
Treatment of Company Equity Awards
As of Company Merger Effective Time or OpCo Merger Effective Time, as applicable, except as otherwise agreed by Parent and the applicable award holder, including pursuant to any Rollover Agreement:
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each Company Stock Option outstanding as of the date of the Merger Agreement, whether vested or unvested, or outstanding as of the Company Merger Effective Time and vested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration, less the applicable exercise price, and the number of shares of Class A Common Stock subject to such Company Stock Option; provided that any such Company Stock Option with an exercise price that is equal to or greater than the Merger Consideration will be canceled for no consideration;

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each LTIP Unit outstanding as of the date of the Merger Agreement, except for Rollover Equity, will vest with all applicable performance conditions deemed satisfied and be canceled in exchange for a lump-sum cash payment, without interest, equal to the product of the Merger Consideration and the number of shares of Class A Common Stock into which such LTIP Unit is convertible immediately prior to the OpCo Merger Effective Time;

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each share of Company Restricted Stock held by an employee of the Company or any of its subsidiaries that is outstanding and unvested as of immediately prior to the Company Merger

Effective Time will be canceled and converted into an RS Payment Right; provided that, if the employment of a holder of an RS Payment Right is terminated following the Company Merger Effective Time but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such RS Payment Right will be accelerated to the first payroll date after the date of such termination; and
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each share of Company Restricted Stock held by a non-employee director of the Company Board that is outstanding as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will vest (to the extent unvested) and be canceled in exchange for a lump-sum cash payment, without interest, equal to the Merger Consideration.

With respect to Company Stock Options and LTIP Units granted to employees of the Company or any of its subsidiaries following the date of the Merger Agreement, such equity awards will generally be canceled as of the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, and converted into a Post-Signing Award Payment Right; provided that, if the employment of a holder of such Post-Signing Award Payment Right is terminated following the Company Merger Effective Time or OpCo Merger Effective Time, as applicable, but prior to the applicable vesting date by Parent without Cause (as defined in the Company Stock Plan) or due to death or Disability (as defined in the Company Stock Plan), then the vesting and payment of such Post-Signing Award Payment Right will be accelerated to the first payroll date after the date of such termination.
Treatment of Employee Stock Purchase Plan and Company Stock Plan
Prior to the Closing, the Company will take such actions as are necessary to provide that no new offering period or purchase period will commence under the Company ESPP on or after the date of the Merger Agreement and both the Company ESPP and the Company Stock Plan will terminate as of the Company Merger Effective Time.
Exchange and Payment Procedures
Parent will appoint the Paying Agent to make payment of the Merger Consideration as contemplated by the Merger Agreement. At or prior to the Closing, Parent will cause to be deposited with the Paying Agent funds sufficient to pay the aggregate Merger Consideration.
From and after the Company Merger Effective Time, there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Capital Stock that were outstanding immediately prior to the Company Merger Effective Time. From and after the OpCo Merger Effective Time, there will be no further registration of transfers on the transfer books of the Surviving LLC of the OpCo Common Units that were outstanding immediately prior to the OpCo Merger Effective Time. If, after the Company Merger Effective Time or the OpCo Merger Effective Time, as applicable, shares of Company Capital Stock or OpCo Common Units are presented to the Surviving Corporation or the Surviving LLC, as applicable, for any reason, they will be canceled and exchanged as provided in the Merger Agreement.
Each holder of Company Capital Stock or OpCo Common Units whose shares or units were converted into the Merger Consideration pursuant to the Merger Agreement will receive from the Paying Agent, as promptly as practicable after the Company Merger Effective Time, the Merger Consideration for each such share or unit, and such share or unit shall be forthwith canceled.
Interest will not be paid or accrue in respect of any of the Merger Consideration or cash amounts owed in respect of Company equity awards, and the amount of any Merger Consideration or cash amounts owed in respect of Company equity awards paid to holders of Company Capital Stock, OpCo Common Units or Company equity awards, as applicable, may be reduced by the amount of applicable withholding taxes.
Appraisal Rights
Shares of Company Capital Stock that are outstanding immediately prior to the Company Merger Effective Time and that are held by any person who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the DGCL (and has neither effectively withdrawn nor lost (through the failure to perfect or otherwise) such appraisal and payment under the DGCL) will not be converted into the right to receive the Merger Consideration as provided in the Merger Agreement, but instead will be canceled and will represent the right to receive payment of the appraised value of such shares as provided under Section 262 of the DGCL. For additional information, please see “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights”. Prior to the Company Merger Effective Time, the Company will not, without the prior written consent of Parent or otherwise required by an order make any payment with respect to, or settle or offer to settle, any demands for appraisal of any shares of Company Capital Stock or waive any failure to timely deliver such demand in accordance with the DGCL.
Representations and Warranties
The Merger Agreement contains representations and warranties that the Company and OpCo, on the one hand, and Parent, Merger Sub I and Merger Sub II, on the other hand, have made to one another, which are qualified (i) by confidential disclosures made by the Company and OpCo or Parent, Merger Sub I and Merger Sub II, as applicable, (ii) in many cases by materiality or Material Adverse Effect (as defined below) standards and (iii) with respect to the disclosures made by the Company and OpCo, by certain documents filed with, or furnished to, the SEC by the Company and publicly available at least two business days prior to the date of the Merger Agreement.
For purposes of the Merger Agreement, a “Material Adverse Effect” means any effect, change, event, circumstance or occurrence that (x) would, or would reasonably be expected to, prevent or materially delay, interfere with, impair or hinder the consummation by the Company or OpCo of the transactions contemplated by the Merger Agreement on a timely basis other than equity financing described under the section titled “— Financing” (such transactions, the “Merger Transactions”) on a timely basis or (y) has had or would reasonably be expected to have a material adverse effect on the business, results of operations, assets or financial condition of the Company and its subsidiaries, taken as a whole; provided, however, that, solely in the case of the foregoing clause (y), none of the following, and no effect, change, event, circumstance or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account, individually or in the aggregate, in determining whether a Material Adverse Effect has occurred or may occur:
(i)
changes generally affecting the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates;

(ii)
changes generally affecting the industries in which the Company and its subsidiaries operate;

(iii)
changes or prospective changes in law or in GAAP or in accounting standards, or any changes or prospective changes in general legal, regulatory or political conditions after the date of the Merger Agreement;

(iv)
the negotiation, execution, announcement, pendency or performance of the Merger Agreement or the consummation or pendency of the Merger Transactions (other than as specified in the Merger Agreement), including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or governmental authorities, or any litigation arising from allegations of breach of fiduciary duty or violation of law relating to the Merger Agreement or the Merger Transactions;

(v)
acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism;

(vi)
volcanoes, tsunamis, earthquakes, floods, storms, hurricanes, tornados or other natural disasters, or any epidemic, pandemic, outbreak of illness or other public health event or worsening thereof (including the existence and impact of COVID-19);

(vii)
any action taken by the Company or its subsidiaries that is expressly required by the Merger Agreement (other than the obligation to act in the ordinary course of business) or with Parent’s written consent or at Parent’s written request, or the failure to take any action by the Company or its subsidiaries if that action is expressly prohibited by the Merger Agreement;
(viii)
changes resulting or arising from the identity of, or any facts or circumstances relating to, Parent, Merger Sub I, Merger Sub II or any of their respective affiliates;

(ix)
changes in the Company’s credit ratings;

(x)
changes in the price or trading volume of the Class A Common Stock or the Convertible Notes issued pursuant to the Indenture, dated as of September 13, 2021, by and among the Company, as issuer, OpCo, as guarantor, and U.S. Bank National Association (the “Indenture”); or

(xi)
any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exceptions in clauses (ix), (x) and (xi) shall not prevent or otherwise affect a determination that the underlying cause of any such change or failure referred to therein (if not otherwise falling within any of the exceptions provided by clauses (i) through (xi) hereof) is a Material Adverse Effect);

provided, however, that any effect, change, event, circumstance or occurrence referred to in clause (i), (ii), (v) or (vi) may be taken into account in determining whether or not there has been a Material Adverse Effect to the extent such effect, change, event, circumstance or occurrence has a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other participants in the industries in which the Company and its subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been or may be a Material Adverse Effect).
The representations and warranties made by the Company and OpCo relate to, among other topics, the following:
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the due organization, valid existence, good standing and qualification to do business of the Company and its subsidiaries;

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the subsidiaries of the Company;

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the organizational documents of the Company and its subsidiaries;

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the Company’s and OpCo’s capitalization;

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the authority and power of the Company and OpCo to execute and deliver the Merger Agreement, and, subject to the approval of the holders of at least a majority of the outstanding shares of Company Capital Stock, voting together as a single class, to consummate the transactions contemplated by the Merger Agreement;

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the absence of conflicts with, or violations of, laws or organizational documents, the absence of any consents under, conflicts with or defaults under contracts to which the Company or its subsidiaries is a party, in each case as a result of executing, delivering and performing under or consummating the transactions contemplated by, the Merger Agreement;

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approvals of or filings with governmental entities required in connection with executing, delivering, performing under or consummating the transactions contemplated by the Merger Agreement;

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the accuracy of SEC documents filed by the Company since October 5, 2020, financial statements contained in those filings (including undisclosed liabilities) and the information supplied by the Company in this proxy statement, and the existence of effective internal controls and disclosure controls and procedures;

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the absence of liabilities required to be recorded on a balance sheet under GAAP;

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the business of the Company and its subsidiaries has been conducted in all material respects in the ordinary course of business consistent with past practices since December 31, 2021 and the absence of certain actions or circumstances or of any Material Adverse Effect since such date;

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the absence of certain legal proceedings;

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compliance with laws, including certain anti-corruption laws, export laws, import laws and sanctions, and possession of all permits necessary for the Company and its subsidiaries to lawfully conduct their business;

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certain tax matters;

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certain employee benefits and ERISA compliance matters;

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certain labor matters;

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certain environmental matters;

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intellectual property used by, owned by or licensed by the Company and its subsidiaries;

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the absence of anti-takeover provisions;

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good and valid title to personal properties;

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real property owned and leased by the Company and its subsidiaries;

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material contracts of the Company and its subsidiaries, performance thereunder and the absence of any breach of or default under the terms of any material contract;

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the sufficiency of existing insurance policies of the Company and its subsidiaries;

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receipt of opinions from the Company’s financial advisors;

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broker’s, finder’s, investment banker’s or financial advisor’s fees payable in connection with the Mergers;

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the absence of defaults under certain debt agreements of the Company and its subsidiaries;

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the absence of affiliate transactions;

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the absence of certain events with respect to the top customers and suppliers of the Company and its subsidiaries; and

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the accuracy of the information supplied by the Company and its subsidiaries for inclusion in this proxy statement or other documents filed with the SEC relating to the Merger Transactions.

The representations and warranties made by Parent, Merger Sub I and Merger Sub II relate to, among other topics, the following:
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the organization, valid existence, good standing, qualification to do business and power and authority to carry on their respective businesses;

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the power and authority to execute and deliver the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;

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the absence of conflicts with, or violations of, laws or organizational documents and the absence of any consents under, conflicts with or defaults under contracts to which Parent, Merger Sub I or Merger Sub II is a party, in each case as a result of executing, delivering and performing under or consummating the transactions contemplated by, the Merger Agreement;

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approvals of or filings with governmental entities required in connection with entering into, performing under or consummating the transactions contemplated by the Merger Agreement;

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the absence of certain legal proceedings;

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the capital structure of Merger Sub I as a wholly owned subsidiary of Parent and Merger Sub II as a wholly owned subsidiary of Merger Sub I, and the lack of prior business activities of Merger Sub I and Merger Sub II;

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the accuracy of the information supplied by Parent, Merger Sub I and Merger Sub II for inclusion in this proxy statement or other documents filed with the SEC relating to the Merger Transactions;

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the absence of ownership of shares of Company Capital Stock or OpCo Common Units;

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the equity commitment letters made available by Parent to the Company (including the enforceability thereof) and, assuming that the funding is provided in accordance with such equity commitment letters, Parent will have, together with an amount of available cash on hand at the Company not less than $210,000,000 and the Rollover Amount, sufficient cash on hand to pay the amounts required to be paid in connection with, or as a result of, the consummation of the Mergers and the other transactions contemplated by the Merger Agreement;
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the termination equity commitment letters made available by Parent to the Company (including the enforceability thereof);

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the absence of certain arrangements with the Company management, the Company Board or any stockholder of the Company or member of OpCo; and

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broker’s, finder’s, investment banker’s or financial advisor’s fees payable in connection with the Mergers.

The representations and warranties of each of the parties to the Merger Agreement will expire upon the Company Merger Effective Time.
Covenants Regarding Conduct of Business by the Company Pending the Company Merger Effective Time
The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Company Merger Effective Time, except (i) as required by a governmental authority or applicable law, (ii) as expressly required or permitted by the Merger Agreement, (iii) as described in confidential disclosures delivered by the Company and OpCo to Parent, Merger Sub I and Merger Sub II in connection with the Merger Agreement, (iv) as expressly consented to in writing by Parent (which consent may not be unreasonably withheld, delayed or conditioned), (v) as required to comply with certain COVID-19-related laws, directives or recommendations (other than as specified in the Merger Agreement) or (vi) for commercially reasonable actions taken (or not taken) by the Company or any of its subsidiaries in good faith with prior consultation with Parent (to the extent practicable and reasonably reflect Parent’s input) to mitigate the risk of COVID-19 or certain COVID-19-related laws, directives or recommendations (such exceptions described in the foregoing clauses (i) through (vi), collectively, the “Interim Period Business Conduct Exceptions”), the Company will, and will cause its subsidiaries to, use commercially reasonable efforts to (A) carry on its business in all material respects in the ordinary course of business consistent with past practices, (B) preserve its and their business organizations substantially intact and preserve existing relations with key customers and other persons with whom the Company or its subsidiaries have significant business relationships and (C) keep available the services of their current officers and other key employees.
Additionally, without limiting the generality of the foregoing paragraph, and subject to the Interim Period Business Conduct Exceptions, during the period from the date of the Merger Agreement until the Company Merger Effective Time, the Company will not, and will not cause any of its subsidiaries to:
•
amend the Company’s charter or bylaws or amend in any material respect the comparable organizational documents of any subsidiary of the Company;

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enter into any collective bargaining agreement, other than as required by law;

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(i) issue, sell, pledge (except pursuant to a permitted lien) or grant any shares of its capital stock or other equity or voting interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock or other equity or voting interests, or any rights, warrants, options, calls, agreements, arrangements, undertakings, commitments or other rights of any kind (including any Company security) to purchase any shares of its capital stock or other equity or voting interests, except for any issuance, sale or grant (A) between or among the Company and its subsidiaries or (B) required pursuant to the exercise or settlement of Company equity awards under the Company Stock Plan outstanding on the date of the Merger Agreement in accordance with the terms of the applicable Company compensation or benefit plan, program, agreement or arrangement (a “Company Benefit Plan”) in effect on the date of the Merger Agreement or granted after the date of the Merger Agreement not in violation of the Merger Agreement, (ii) redeem, purchase or otherwise acquire any of its outstanding shares of capital stock or other equity or voting interests, or any rights, warrants, options, calls, agreements, arrangements, undertakings, commitments or other rights of any kind to acquire any shares of its capital stock or other equity or voting interests (including any Company security), except (A) pursuant to written commitments in effect as of the date of the Merger Agreement with former directors or employees in connection with the termination of their services to the Company or any of its subsidiaries, (B) in connection with the satisfaction of tax withholding obligations with respect to Company equity awards, acquisitions by the Company in connection with the forfeiture of such Company equity awards, or acquisitions by the Company in connection with the net exercise of Company Stock Options or (C) redemptions, purchases or acquisitions of any class of units of OpCo pursuant the OpCo LLC Agreement, (iii) in the case of the Company and any of its subsidiaries that is not directly or indirectly wholly owned by the Company or OpCo, establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of its capital stock or other equity or voting interests or (iv) split, combine, subdivide or reclassify any shares of its capital stock or other equity or voting interests;
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in each case subject to each of the following indebtedness not exceeding a specified all-in yield threshold, (i) incur, assume, guarantee or otherwise become liable for (directly, contingently or otherwise) any indebtedness or enter into any “keep well” or other contract to maintain any financial statement condition of another person, except for (A) indebtedness, guarantees, “keep well” or other contracts between or among, or in respect of the obligations of, any of the Company and any of its subsidiaries, (B) letters of credit obtained in the ordinary course of business and which do not contain any “change of control”, anti-assignment or similar provisions that may be triggered by the Mergers, (C) indebtedness incurred under certain debt agreements of the Company and its subsidiaries (including in respect of letters of credit) or the Indenture (and indebtedness incurred to prepay, repay, redeem or refinance any indebtedness outstanding under any such debt agreements in accordance with the Merger Agreement), (D) any other indebtedness having an aggregate principal amount outstanding that is not in excess of $30,000,000 and (E) installment payment obligations incurred in the ordinary course of business, (ii) prepay, repay or redeem any indebtedness outstanding under such debt agreements, except (A) as required by the terms of the applicable debt agreement as in effect on the date of the Merger Agreement (or as amended, supplemented, restated or otherwise modified in accordance with the Merger Agreement) or (B) as permitted by the Merger Agreement or (iii) make any loans, capital contributions or advances to any person outside of the ordinary course of business, other than to the Company or any subsidiary of the Company; provided, that, notwithstanding anything to the contrary in this provision and/or confidential disclosures provided by the Company and OpCo in connection with the Merger Agreement, in no event shall the Company and/or any of its subsidiaries assume, guarantee or otherwise become liable for (directly, contingently or otherwise) any indebtedness (excluding indebtedness that is actually drawn and outstanding on the date of the Merger Agreement) in excess of $400,000,000 following the date of the Merger Agreement;

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adopt or implement any stockholder rights plan, “poison pill” or similar arrangement;

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other than with respect to intellectual property, sell, lease, license or otherwise transfer to any person, in a single transaction or series of related transactions, any material properties, rights or assets, except (i) dispositions of obsolete, worn out or surplus assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its subsidiaries, (ii) transfers between or among the Company and its subsidiaries, (iii) pursuant to existing contracts in effect on the date of the Merger Agreement or (iv) in the ordinary course of business consistent with past practices (which for the avoidance of doubt shall include (A) leases, subleases or licenses of immaterial portions of owned real property or leased real property in the ordinary course of business consistent with past practices and (B) sales or other dispositions of supplies, inventory, merchandise or products in the ordinary course of business consistent with past practices);

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sell, transfer, license, abandon, cancel, permit to lapse or otherwise dispose of any intellectual property owned by the Company or any of its subsidiaries, other than grants of non-exclusive licenses of such intellectual property in the ordinary course of business consistent with past practices;

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(i) make any acquisition of, or investment in, any properties, assets, securities or business (whether by merger, sale of stock, sale of assets or otherwise) or otherwise incur capital expenditures, for consideration or other payments in excess of $20,000,000 individually (and $40,000,000 in the aggregate with respect to any single client) or $350,000,000 in the aggregate, other than (A) acquisitions pursuant to contracts in effect as of the date of the Merger Agreement (copies of which have been made available to Parent) and (B) investments in the Company or any of its subsidiaries or (ii) enter into any new line of business outside the business being conducted by the Company and its subsidiaries on the date of the Merger Agreement and any reasonable extensions thereof, unless, in each case, such acquisition or investment would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by the Merger Agreement;
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except as required pursuant to the terms of any Company Benefit Plan or a collective bargaining agreement (i) grant to any current or former director, officer, employee, independent contractor or consultant of the Company or any of its subsidiaries (each, a “Company Participant”) any increase in compensation or benefits, (ii) grant or increase the amount of any severance, retention, change in control or termination pay to any Company Participant, (iii) enter into any employment or consulting agreement with any director, employee or other individual service provider pursuant to which the annual fee or base salary exceeds $225,000 and which agreements do not include equity-based, change in control, retention, severance or similar payments or obligations, (iv) hire or terminate any employee or other individual service provider of the Company or any of its subsidiaries with an annual fee or base salary in excess of $225,000, except for terminations for cause (as reasonably determined in good faith by the Company or its applicable subsidiary) or due to death or disability, (v) grant any Company Participant any right to reimbursement, indemnification or payment for any taxes, including under Section 409A or Section 4999 of the Code, (vi) establish, adopt, enter into, terminate or materially amend any collective bargaining agreement or material Company Benefit Plan or (vii) take any action to accelerate any compensation, rights or benefits under any Company Benefit Plan, or fund or in any other way secure the payment of compensation, rights or benefits under any Company Benefit Plan;

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make any material change in its financial accounting methods, principles or policies materially affecting the consolidated assets, liabilities or results of operations of the Company and its subsidiaries, except as may be required by a change in GAAP;

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(i) adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries (other than dormant subsidiaries or, with respect to any merger or consolidation, other than among the Company and any wholly owned subsidiary of the Company or among wholly owned subsidiaries of the Company) or (ii) commence or file any petition seeking (A) liquidation, reorganization or other relief under any U.S. federal, U.S. state or other bankruptcy, insolvency, receivership or similar laws or (B) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official;

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grant or otherwise create any lien, other than permitted liens, on any of its material assets other than (i) to secure indebtedness permitted under the Merger Agreement or (ii) pledges of individual property assets in the ordinary course of business in connection with meeting revenue thresholds under operator contracts;

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settle or compromise any material pending or threatened action, other than settlements or compromises that (i) require payment by the Company or any of its subsidiaries in settlement or compromise of amounts that do not exceed $2,000,000 in the aggregate or $1,000,000 individually, (ii) do not involve any material injunctive or equitable relief or impose material restrictions on the business of the Company and its subsidiaries, taken as a whole, or (iii) do not involve any admission of wrongdoing by the Company or any of its affiliates;

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(i) make any change (or file a request to make any such change) in any method of tax accounting or any annual tax accounting period, (ii) other than in the ordinary course of business consistent with past practice, make, change or revoke any material tax election, (iii) other than in the ordinary course of business, file any material tax return, (iv) file any amended tax return in a manner inconsistent with past practice, (v) enter into any closing agreement with respect to taxes, (vi) settle or compromise any proceeding with respect to any tax claim or assessment relating to material amounts of taxes of the Company, OpCo or any of their subsidiaries, (vii) surrender any right to claim a refund of a material amount of taxes or (viii) request any ruling with respect to taxes;

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modify any privacy policy or the operation or security of any IT systems used in its business, in each case, in any materially adverse manner, except as required by applicable law;

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other than (i) in the ordinary course of business consistent with past practices, (ii) renewals or expirations of property contracts in accordance with their existing terms or (iii) any contracts amended, waived, modified, entered into or terminated to effect any action otherwise expressly permitted to be taken by the Company pursuant to the Merger Agreement, (A) amend, waive or otherwise modify any rights under (including by entering into a new material contract with such party or otherwise) any of its material contracts, (B) terminate any material contract or (C) enter into any agreement or arrangement that, if existing on the date of the Merger Agreement, would be a material contract;

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take any action that would result in a change to the conversion rate of the Convertible Notes from the rate equal to 44.2087 Class A Common Stock per $1,000 principal amount (subject to adjustment as provided in the Indenture), other than any change as a result of the transactions contemplated by the Merger Agreement;

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engage in any “plant closing” or “mass layoff” or other event which would trigger the notification requirements pursuant to the Worker Adjustment and Retraining Notification Act or any similar state or local law; or

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authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

Each of Parent, Merger Sub I and Merger Sub II has agreed to not knowingly take or permit their controlled affiliates to take any action that could reasonably be expected to prevent, impede, interfere with, hinder or delay in any material respect the consummation of the transactions contemplated by the Merger Agreement.
No Solicitation
The Company has agreed to, and to cause its subsidiaries and its and their respective officers, directors and employees to, and to use reasonable best efforts to cause its and their other representatives to, on the date of the Merger Agreement, immediately
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cease any solicitation, encouragement, discussions, communications or negotiations with any persons with respect to a Takeover Proposal (as defined below), potential Takeover Proposal or any inquiry, offer or proposal with respect to, or that would reasonably be expected to lead to, a Takeover Proposal, in each case, that existed prior to the date of the Merger Agreement;

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request the prompt return or destruction of all confidential information previously furnished in connection therewith; and

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terminate all physical and electronic dataroom access previously granted to any such person or its representatives, in each case, other than with respect to Parent and its affiliates and representatives.

In addition, from the date of the Merger Agreement until the Company obtains the Company Stockholder Approval, the Company has agreed to, and will cause its subsidiaries and its and their respective officers, directors and employees to, and will use reasonable best efforts to cause its and their other representatives to, not, directly or indirectly:
•
initiate, solicit or knowingly facilitate, induce or encourage (including by way of furnishing non-public information) the making or submission of any Takeover Proposal or any inquiry, offer or proposal with respect to, or that would reasonably be expected to lead to, a Takeover Proposal;

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enter into, engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any non-public information or access in connection with, in response to or for the purpose of, facilitating or encouraging, a Takeover Proposal or any inquiry, offer or proposal that would reasonably be expected to lead to, a Takeover Proposal (other than Parent and its affiliates and representatives);

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approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Takeover Proposal or any inquiry, offer or proposal that would reasonably be expected to lead to a Takeover Proposal;

•
waive any standstill or similar agreement;

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take any action to make any provision of any “fair price,” “moratorium,” “control share acquisition,” or other form of antitakeover statute or regulation (or any related provision in the Company’s governing documents) applicable to any transactions contemplated by a Takeover Proposal; and/or

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authorize any of the foregoing.

Notwithstanding the foregoing, if at any time on or after the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, (i) the Company receives a bona fide written Takeover Proposal, which Takeover Proposal did not result from any breach of the Merger Agreement by the Company, its subsidiaries or any of its or their representatives, (ii) the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal (as defined below) and (iii) the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel that the failure to take the actions set forth in the following clauses (x) and (y) would be inconsistent with its fiduciary duties under applicable law, then the Company may (and may authorize its representatives to) (x) enter into an Acceptable Confidentiality Agreement (as defined below) with such person or group and furnish pursuant thereto information (including non-public information) with respect to the Company and its subsidiaries to such person or group and (y) engage in or otherwise participate in discussions or negotiations with, and only with, such person or group with respect to such Takeover Proposal. In the event that, subject to and pursuant to an Acceptable Confidentiality Agreement, the Company furnishes to a person or group of persons making a Takeover Proposal any material non-public information concerning the Company or its affiliates that has not previously been furnished or made available to Parent and its representatives, the Company shall at the same time, or substantially concurrently, furnish such information to Parent.
Following the date of the Merger Agreement and prior to obtaining the Company Stockholder Approval, the Merger Agreement requires the Company to:
•
promptly (and in any event within 24 hours of receipt by the Company or any of its representatives) notify Parent orally and in writing in the event that the Company or any of its subsidiaries or its or their representatives receives a Takeover Proposal or any inquiry, offer, proposal, request for information or discussion that would reasonably be expected to lead to, a Takeover Proposal;

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disclose in such notice to Parent (i) a summary of the material terms and conditions of any such Takeover Proposal or other inquiry (and a copy of such Takeover Proposal or other inquiry, if in writing, including any draft agreements or term sheets, financing commitments and other documents submitted therewith) and (ii) the identity of the person or group of persons making such Takeover Proposal or other inquiry;

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keep Parent reasonably informed in all material respects on a current basis of the status and any developments with respect to any such Takeover Proposal or other inquiry, offer or proposal (including any material changes thereto); and

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provide Parent with a copy of any written documents delivered to the Company or its subsidiaries or representatives that contain any material amendments thereto or any material change to the material terms or conditions thereof, including notifying Parent in writing if the Company determines to begin providing information or to engage in discussions or negotiations concerning a Takeover Proposal in accordance with the Merger Agreement.

The Company has also agreed not to, and not to cause its subsidiaries to, enter into any confidentiality agreement or other contract that prohibits the Company from providing any information to Parent in accordance with the Merger Agreement or otherwise prevents the Company, its subsidiaries or their respective representatives from complying with their respective obligations under the Merger Agreement.
For purposes of the Merger Agreement, “Acceptable Confidentiality Agreement” means any confidentiality agreement entered into by the Company from and after the date of the Merger Agreement that contains provisions that are not materially less favorable to the Company than those contained in the confidentiality agreements entered into with EQT and PSP, as amended, except that such confidentiality agreement need not restrict the making of, or amendment or modification to, any confidential Takeover Proposal to the Company Board.
For purposes of the Merger Agreement, “Takeover Proposal” means any inquiry, proposal or offer from any person or group of persons (other than Parent and its affiliates) relating to:
•
any direct or indirect acquisition, in a single transaction or series of related transactions, of 20% or more of the consolidated assets of the Company (including any direct or indirect acquisition, in a single transaction or series of related transactions, of equity interests in any subsidiary of the Company) and its subsidiaries (based on the fair market value thereof, as determined in good faith by the Company Board);

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any direct or indirect acquisition, purchase or issuances, in a single transaction or series of related transactions, of 20% or more of the aggregate outstanding Company Capital Stock or 20% or more of the aggregate outstanding equity interests in any subsidiary of the Company;

•
any tender offer or exchange offer that if consummated would result in any person or group of persons beneficially owning 20% or more of the aggregate Company Capital Stock or 20% or more of the aggregate outstanding equity interests in any subsidiary of the Company; or

•
any merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its subsidiaries pursuant to which such person or group of persons (or the stockholders of any person) would acquire, directly or indirectly, 20% or more of the consolidated assets of the Company (including any direct or indirect acquisition, in a single transaction or series of related transactions, of equity interests in any subsidiary of the Company) and its subsidiaries (based on the fair market value thereof, as determined in good faith by the Company Board) or 20% or more of the aggregate equity securities of the Company or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, in each case, other than the transactions contemplated by the Merger Agreement.

For purposes of the Merger Agreement, “Superior Proposal” means any bona fide written Takeover Proposal that the Company Board has determined in its good-faith judgment, after consultation with its financial advisors and outside legal counsel, that (i) would, if consummated, be more favorable to the Company Stockholders than the transactions contemplated by the Merger Agreement from a financial point of view, taking into account all the terms and conditions of such proposal (including the legal, financial (including financing terms), regulatory, timing and other aspects of the proposal and the identity of the person making the proposal) and the Merger Agreement (including any changes proposed by Parent to the terms of the Merger Agreement), and (ii) is reasonably likely to be completed on the terms proposed, taking into account all legal, financial (including financing terms), regulatory, timing and other aspects of such proposal; provided that, for purposes of the definition of “Superior Proposal”, the references to “20%” in the definition of Takeover Proposal shall be deemed to be references to “50%”.
Change in Company Board Recommendation
Except as described below, neither the Company Board, the Transaction Committee nor any duly authorized committee of the Company Board may:
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(i) withhold or withdraw (or modify or qualify in a manner adverse to Parent), or publicly propose to withhold or withdraw (or modify or qualify in a manner adverse to Parent), the Company Board’s recommendation that the Company Stockholders adopt the Merger Agreement (“Company Board Recommendation”), or fail to include the Company Board Recommendation in this proxy statement, (ii) approve or endorse or adopt, or recommend the approval, endorsement or adoption of, or publicly propose to recommend, approve, endorse or adopt, any Takeover Proposal, (iii) fail to reaffirm publicly the Company Board Recommendation within ten business days (or if earlier, the business day prior to the Special Meeting) of a request therefor in writing from Parent following the public disclosure of a Takeover Proposal or (iv) fail to recommend against, in a Schedule 14D-9 any Takeover Proposal that is a tender or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer (it being understood that the Company Board may, and may cause the Company to, (x) make a customary “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act, and (y) elect to take no position with respect to a Takeover Proposal until the close of business on the tenth business day after the commencement of such Takeover Proposal pursuant to Rule 14e-2 under the Exchange Act) (any of the foregoing actions, other than the actions in the immediately preceding parenthetical, an “Adverse Recommendation Change”); or
•
adopt, authorize or declare advisable or publicly propose to adopt, authorize or declare advisable or authorize, cause or permit the Company or any of its subsidiaries to execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, joint venture agreement, license agreement, alliance agreement or other similar agreement or arrangement related to any Takeover Proposal, other than any Acceptable Confidentiality Agreement (each, a “Company Acquisition Agreement”).

However, prior to the Special Meeting, the Company Board may (i) authorize and make an Adverse Recommendation Change in response to a bona fide written Takeover Proposal that did not result from a breach of the Merger Agreement or an Intervening Event (as defined below) if the Company Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law or (ii) authorize and cause the Company to enter into a definitive agreement with respect to a bona fide written Takeover Proposal that did not result from a breach of the Merger Agreement and terminate the Merger Agreement in accordance with its terms if the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) that (a) the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law and (b) such Takeover Proposal constitutes a Superior Proposal; provided, however, that the Company Board shall not, and shall cause the Company not to, take any action set forth in clause (i) or (ii) (other than the authorization thereof subject to compliance with this proviso) unless (A) the Company has given Parent at least four business days’ prior written notice of its intention to take such action (which notice shall specify the material terms of any such Superior Proposal and the identity of the person or group of persons making such Superior Proposal) (it being understood and agreed that any amendment to any financial term or other materials terms or conditions (including the provision of financing) of any Superior Proposal shall require a new notice and a new notice period (which shall be two business days instead of four business days)), (B) the Company has negotiated, and has caused its subsidiaries and representatives to negotiate, in good faith with Parent during such notice period, to the extent Parent wishes to negotiate, to enable Parent to propose in writing a binding offer to effect revisions to the terms of the Merger Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal, and (C) following the end of such notice period, the Company Board has considered in good faith such binding offer, and after consultation with its outside legal counsel, determined that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law and in the case of any action pursuant to clause (i) with respect to a Takeover Proposal or action pursuant to clause (ii), after consultation with its outside legal counsel and financial advisors, the Takeover Proposal subject to such notice continues to constitute a Superior Proposal if the revisions proposed in such binding offer by Parent were to be given effect; provided, further, that any purported termination of the Merger Agreement in accordance with clause (ii) to this sentence shall be void and of no force and effect unless the termination is in accordance with the Merger Agreement and the Company pays or causes to be paid to Parent the Company Termination Fee (as defined below) in accordance with the Merger Agreement prior to or concurrently with such termination. See the section of this proxy statement titled “— Termination Fees — Termination Fee Payable by Parent”.
Nothing in the Merger Agreement prohibits the Company or the Company Board from (i) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the Company Stockholders that is required by applicable law if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure of the Company Board, to make such disclosure would be inconsistent with the directors’ exercise of their duties to the Company Stockholders under applicable law; provided, however, that in no event shall the Company Board, the Transaction Committee or any duly authorized committee of the Company Board take, or agree or resolve to take, any action prohibited by the Merger Agreement.
For purposes of the Merger Agreement, “Intervening Event” means a material event or circumstance that was not known to the Company Board prior to the execution of the Merger Agreement (or if known, the consequences of which were not known or reasonably foreseeable), which event or circumstance, or any material consequence thereof, becomes known to the Company Board prior to the receipt of the Company Stockholder Approval; provided, that in no event shall the fact alone that the Company meets or exceeds any internal or published forecasts or projections for any period, or any changes alone after the date of the Merger Agreement in the market price or trading volume of shares of the Company, constitute, or be taken into account in determining the existence of, an Intervening Event (provided that such fact shall not prevent or otherwise affect a determination that the underlying cause of any such event referred to herein constitutes an “Intervening Event”).
Efforts to Obtain the Company Stockholder Approval
Notwithstanding any Adverse Recommendation Change or any Takeover Proposal, unless the Merger Agreement has been terminated in accordance with its terms, the Company has agreed to hold the Special Meeting as soon as reasonably practicable and to take certain actions in connection therewith, including using its reasonable best efforts to obtain the Company Stockholder Approval. Unless the Merger Agreement has been terminated in accordance with its terms, the Company is not permitted to submit to or for a vote of the Company Stockholders any Takeover Proposal. The Company, acting upon the unanimous recommendation of the Transaction Committee, has (i) determined that the Merger Transactions are fair to and in the best interests of the Company and its stockholders, (ii) duly authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation by the Company of the Merger Transactions, (iii) declared the Merger Agreement and the Merger Transactions are advisable and (iv) recommended that the Company Stockholders adopt the Merger Agreement.
Efforts to Consummate the Mergers
Each of the parties has agreed to cooperate with the other parties to use, and to cause their respective subsidiaries to use, their respective reasonable best efforts (other than the matters relating to antitrust and foreign investment laws, which are described further below) to promptly:
•
take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to cause the conditions to the closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger Transactions, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents;

•
obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any governmental authority or third party necessary, proper or advisable to consummate the Merger Transactions;

•
execute and deliver any additional instruments necessary to consummate the Merger Transactions; and

•
defend or contest in good faith any action brought by a third party that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the Merger Transactions.

Additionally, each of the parties has agreed to cooperate with the other parties to use, and to cause their respective subsidiaries to use, their respective reasonable best efforts to:
•
take all actions necessary to ensure that no takeover law is or becomes applicable to any of the Merger Transactions and refrain from taking any actions that would cause the applicability of such laws; and

•
if the restrictions of any takeover law become applicable to any of the Merger Transactions, take all actions necessary to ensure that the Merger Transactions may be consummated as promptly as practicable on the terms contemplated by the Merger Agreement and otherwise lawfully minimize the effect of such takeover law on the Merger Transactions.
With respect to antitrust and foreign investment laws, each of the parties has agreed to:
•
make any appropriate filings or, if applicable, draft filings, with any governmental authority with regulatory jurisdiction over enforcement of any applicable antitrust and foreign investment laws pursuant to any applicable antitrust and foreign investment law with respect to the Merger Transactions as promptly as reasonably practicable following the date of the Merger Agreement;

•
supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to any applicable antitrust and foreign investment law; and

•
take or cause to be taken all other actions necessary to cause the expiration or termination of the applicable waiting periods under any applicable antitrust and foreign investment laws and to obtain all consents under any antitrust and foreign investment laws that may be required by any governmental antitrust and foreign investment authority with competent jurisdiction, so as to enable the parties to consummate the Merger Transactions.

In furtherance and not in limitation of the other covenants described herein but subject to the limitations described in the last sentence of this paragraph, Parent has agreed to take, or cause to be taken, any and all actions necessary to resolve objections, if any, as may be asserted by any governmental antitrust and foreign investment authority or other person with respect to the transactions contemplated by the Merger Agreement and to avoid or eliminate each and every impediment under any antitrust and foreign investment laws that may be asserted by any governmental antitrust and foreign investment authority with respect to the transactions contemplated by the Merger Agreement so as to enable the closing of such transactions to occur no later than the End Date (as defined below), including (each, a “Remedial Action”):
•
agreeing to sell or otherwise disposing of, holding (through the establishment of a trust or otherwise), or divesting all or any portion of the business, assets or operations of Parent, the Company or any of the Company’s subsidiaries or the business, assets or operations of the Surviving Corporation and its subsidiaries after the Company Merger Effective Time;

•
creating, terminating, or divesting relationships, ventures, contractual rights or obligations of Parent, the Company or any of the Company’s subsidiaries or of the Surviving Corporation and its subsidiaries after the Company Merger Effective Time;

•
agreeing to or otherwise becoming subject to any limitations on (i) the right of Parent to control or operate its business (including the business of the Surviving Corporation and its subsidiaries after the Company Merger Effective Time) or assets (including the assets of the Surviving Corporation and its subsidiaries after the Company Merger Effective Time), or (ii) the right of Parent to exercise full rights of ownership of its business (including the business of the Surviving Corporation and its subsidiaries after the Company Merger Effective Time) or assets (including the assets of the Surviving Corporation and its subsidiaries after the Company Merger Effective Time);

•
proposing, negotiating, committing to or agreeing to do or permitting to be done any of the foregoing, in each case as may be required in order to cause the conditions to the Closing to be satisfied as promptly as reasonably practicable; and

•
defending or contesting in good faith any action brought by a third party (including any governmental authority) that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the Merger Transactions.

To assist Parent in complying with its obligations to consummate the transactions contemplated by the Merger Agreement, the Company has agreed to, and will cause its subsidiaries and affiliates to, enter into one or more agreements requested by Parent to be entered into by any of them prior to the Closing with respect to any transaction to divest, hold separate or otherwise take any action that limits the Company’s or its subsidiaries’ or affiliates’ freedom of action, ownership or control with respect to, or their ability to retain or hold, directly or indirectly, any of the businesses, assets, equity interests, product lines or properties of the Company or any of its subsidiaries or affiliates or any equity interest in any joint venture held by the Company or any of its subsidiaries or affiliates (each, a “Divestiture Action”); provided, however, that the consummation of the transactions and other actions provided for in any such agreement for a Divestiture Action shall be conditioned upon the Closing or satisfaction of all of the conditions to such closing in a case where such closing will occur immediately following such Divestiture Action (and where Parent has irrevocably committed to effect such closing immediately following such Divestiture Action). In no event shall the Company propose, negotiate, effect or agree to any Remedial Action or Divestiture Action without the prior written consent of Parent, Merger Sub I and Merger Sub II. Notwithstanding anything in the Merger Agreement, none of Parent, Merger Sub I, Merger Sub II nor any of their affiliates shall be required to, (i) agree to, on behalf of itself or the Company (including the Surviving Corporation or any of their respective subsidiaries or affiliates) any Burdensome Condition (as defined below) or (ii) take any action, including any Remedial Action or Divestiture Action, in any respect whatsoever with respect to an affiliate of any of Parent, Merger Sub I any Merger Sub II (including EQT or PSP and any investment funds or investment vehicles affiliated with, or managed or advised by, EQT or PSP or any portfolio company (as such term is commonly understood in the private equity industry) or investment of EQT or PSP or of any such investment fund or investment vehicle), or any interest therein, other than with respect to the Company and its subsidiaries.
Additionally, each of the parties has agreed to cooperate with the other parties to use, and to cause their respective subsidiaries to use, their respective reasonable best efforts to:
•
cooperate in all respects with each other in connection with any filing or submission with any governmental antitrust and foreign investment authority in connection with the Merger Transactions and in connection with any investigation or other inquiry by or before any governmental antitrust and foreign investment authority relating to the Merger Transactions, including any proceeding initiated by a private party;

•
keep the other parties informed in all material respects and on a reasonably timely basis of any material communication received by such party from, or given by such party to, any governmental antitrust and foreign investment authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the Merger Transactions;

•
subject to applicable laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other parties hereto with respect to information relating to the other parties and their respective subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third person or any governmental antitrust and foreign investment authority in connection with the Merger Transactions; and

•
to the extent permitted by any applicable governmental antitrust and foreign investment authority or other person, give the other parties the opportunity to attend and participate in such meetings and conferences.

For purposes of the Merger Agreement “Burdensome Condition” means any Remedial Action imposed upon the Parent Parties or the Company or any of their respective subsidiaries or affiliates in connection with obtaining the approvals under the antitrust and foreign investment laws that, individually or in the aggregate, would or would reasonably be expected to have a material adverse effect on the business, assets, results of operations or financial condition of Parent, its subsidiaries and its affiliates (including the Company and its subsidiaries), taken as a whole (after giving effect to the Mergers but before giving effect to such Remedial Action).
Company Indebtedness
Convertible Notes; Capped Call Transactions
On and prior to the Company Merger Effective Time, the Company has agreed to use its commercially reasonable efforts to:
•
take all such actions as may be required in accordance with, and subject to, the terms of the Indenture, including the giving of any notices, certificates, supplemental indentures and other documents that might be required thereunder, as a result of the Merger Transactions; and

•
take all such actions as may be required to facilitate the settlement of the Convertible Notes in connection with the closing.

Additionally, the Company has agreed to:
•
use its commercially reasonable efforts to cooperate with Parent to enter into arrangements with each of Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC and Nomura Securities International, Inc. to cause the transactions contemplated by certain letter agreements related to call options on the shares of Class A Common Stock underlying the Convertible Notes, as amended, restated or otherwise modified from time to time, (the “Capped Call Transactions”) to be exercised, settled, cancelled or otherwise terminated as of the Closing Date, and to enter into any documentation required to effect such termination;

•
promptly provide Parent with any notices or other written communication received from any parties to such letter agreements with respect to the Capped Call Transactions;

•
keep Parent fully informed of all such discussions and negotiations and shall give Parent the option to participate (or have its counsel participate) in any such discussions and negotiations;

•
provide Parent and its counsel reasonable opportunity to review and comment on any written response to any written notice or other document received from any party to such letter agreements with respect to the Capped Call Transactions prior to making any such response; and

•
promptly respond to any reasonable questions from, and reflect any reasonable comments made by, Parent or its counsel with respect thereto prior to making any such response.

The Company will not, and will cause its representatives not to, without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (i) make any amendments, modifications or other changes to the terms of such letter agreements or (ii) exercise any right it may have, or enter into any agreement, to terminate, or to trigger an early settlement of, any of the Capped Call Transactions (including as to the form of consideration of any amount payable in respect of any such early settlement).
The foregoing covenants do not require the Company to (i) pay any fees, incur or reimburse any costs or expenses, or make any payment in connection with any Capped Call Transactions prior to the occurrence of the Company Merger Effective Time (other than as required under the Capped Call Transactions), (ii) enter into or effect any settlement, termination, instrument or agreement, or agree to any settlement, termination, or any other change or modification to any instrument or agreement, that is effective prior to the occurrence of the Company Merger Effective Time, or (iii) refrain from delivering, or delay the delivery of, any notice required by the terms of the Capped Call Transactions (it being understood that the Company will provide Parent and its counsel with a reasonable opportunity to review and comment on such notice as provided in the Merger Agreement).
Certain Debt Agreements
With respect to certain debt agreements of the Company and its subsidiaries, during the period from the date of the Merger Agreement until the earlier of (x) the Company Merger Effective Time and (y) the termination of the Merger Agreement in accordance with its terms, the Company shall not, and shall cause each of its subsidiaries not to, in each case, subject to the terms and conditions of the Merger Agreement:
•
take any action, or fail to take any action, if the Company has knowledge that the taking of such action, or the failure to take such action, shall cause a default, potential default or event of default or any equivalent term (each as defined in the applicable specified debt agreement) to occur under any such specified debt agreement (each, a “Debt Default”), except as consented to by Parent in writing (such consent not to be unreasonably withheld, delayed or conditioned);

•
give any notice, or otherwise take any affirmative action, to terminate any commitments to extend credit that are in effect on the date of the Merger Agreement under any such specified debt agreement (for the avoidance of doubt, other than pursuant to the funding thereof not in contravention of the terms of the Merger Agreement), except as consented to by Parent in writing (such consent not to be unreasonably withheld, delayed or conditioned); and

•
amend or modify (or waive its rights under) any such specified debt agreements, except (i) as consented to by Parent in writing (such consent not to be unreasonably withheld, delayed or conditioned other than in connection with any Restricted Remedy (as defined below) to address change of control issues under such debt agreements), (ii) for any amendment, supplement or modification to such specified debt agreements to effectuate the incurrence or guarantee of indebtedness permitted by confidential disclosures provided by the Company and OpCo in connection with the Merger Agreement and (iii) for any such amendment, modification or waiver (A) effected in connection with curing or obtaining a waiver of any Debt Default (or any potential Debt Default), (B) solely with respect to guarantee and collateral matters and solely to the extent such amendment, modification or waiver is required by the terms of such debt agreements as in effect on the date of the Merger Agreement, (C) solely to the extent such amendment, modification or waiver is required by the terms of such debt agreements as in effect on the date of the Merger Agreement.

Notwithstanding anything to the contrary in the Merger Agreement, the Company and its subsidiaries are permitted to take, or cause to be taken, all actions, and to do, or cause to be done, all things determined by the Company in good faith in consultation with Parent to be necessary, proper or advisable in order to cure, or to obtain a waiver of, any Debt Default (or any potential Debt Default), including (i) the payment, repayment, redemption or discharge of all principal, interest, premiums and fees owing by the Company or its subsidiaries to the holders of the applicable specified debt outstanding under the applicable specified debt agreement or (ii) such other actions or things that cause the holders of such specified debt under such specified debt agreement, or the agent on their behalf, to no longer have the right to cause, on account of such Debt Default, the specified debt outstanding thereunder to be due and payable prior to its scheduled final maturity; provided, however, that it is hereby understood and agreed that if any Restricted Remedy (as defined below) was effected to cure, or to obtain a waiver of, such Debt Default, then such Debt Default shall cease to be continuing for purposes of the Merger Agreement only if Parent shall have consented in writing to such Restricted Remedy; provided, further, the parties understand and have agreed that any Debt Default shall not be continuing for purposes of the Merger Agreement if cured or, in accordance with the applicable specific debt agreement, waived by the applicable parties thereto in accordance with the Merger Agreement, in each case, without the consummation of any Restricted Remedy.
The Company has agreed to provide prompt notice to Parent in the event the Company or any of its subsidiaries obtains knowledge, and Parent has agreed to provide prompt notice to counsel for the Company in the event any deal professionals of the Sponsors actively involved with the transactions contemplated by the Merger Agreement obtain actual knowledge, that any Debt Default shall have occurred and is continuing (or, in the case of any such notice by Parent, that any event or circumstance that, had the Company had knowledge thereof, would constitute a Debt Default shall have occurred or shall exist).
For purposes of the Merger Agreement, a “Restricted Remedy” means any of the following under any specified debt agreement:
(i)
(1) any repayment, prepayment, redemption or other discharge by the Company or any of its subsidiaries of any principal of any specified debt, including as a result of the refinancing thereof with the proceeds of specified debt incurred after the date of the Merger Agreement, (2) the payment by the Company or any of its subsidiaries to the holders of any specified debt of any fees, premiums or other amounts in order to obtain their waiver of any Debt Default or (3) any modification to the rate of interest on, or to any premiums or fees (or similar amounts) payable to the holders thereof in respect of, any specified debt, including the addition of any premiums or fees (or similar amounts) not set forth in the applicable specified debt agreements as in effect on the date of the Merger Agreement, but, in the case of clauses (1) through (3) above, only if, when taken as a whole, the net present value (calculated in a commercially reasonable manner using a discount rate of 10.0%) of the aggregate impact of such actions exceeds $25,750,000; provided that it is understood that (x) any payment, repayment, prepayment, redemption or other discharge of any amounts that are required to be paid, repaid, prepaid, redeemed or otherwise discharged by the Company or any of its subsidiaries under any of the specified debt agreements shall, except to the extent such requirement arose solely as a result of or in connection with the occurrence of a Debt Default, be disregarded for purposes of this clause (i) and shall not constitute a Restricted Remedy and (y) any payments or other actions described in clause (1) through (3) above taken after the date of the Merger Agreement and on or prior to the Closing Date in connection with any waiver agreements or otherwise in order to waive, cure or otherwise cure any change of control (as defined in any specified debt agreement) related to the Merger Transactions and the transactions related to the equity financing commitments shall be deemed to be a payment or action subject to clause (1), (2) or (3) above, as applicable;
(ii)
incurrence of any indebtedness for borrowed money of the Company and its subsidiaries incurred after the date of the Merger Agreement to repay, prepay, redeem or otherwise discharge any existing specified debt in connection with any cure or waiver of any Debt Default, unless the terms of the specified debt agreement governing such debt, had such terms been effected as an amendment of the specified debt agreement governing the applicable existing specified debt being refinanced thereby, would not constitute a Restricted Remedy under clause (iii) below;

(iii)
any amendment, modification or waiver of the terms of any specified debt agreement if such amendment, modification or waiver, when taken together with all other such amendments, modifications or waivers, (1) results in restrictive covenants applicable to the Company and its subsidiaries under any specified debt agreement that are more restrictive in any material respect to the Company and its subsidiaries compared to the restrictive covenants set forth in such specified debt agreement as in effect on the date of the Merger Agreement, (2) unless such modification is permitted under clause (i) above, modifies, in a manner that is adverse to the Company or any of its subsidiaries, the stated rate of interest on, or premiums or fees payable to the holders thereof in respect of, any specified debt, (3) modifies the scheduled final maturity or scheduled amortization of any specified debt (including by adding scheduled payments of principal of any specified debt that are not set forth in the specified debt agreements as in effect on the date of the Merger Agreement) in a manner that reduces the weighted average life to maturity of the specified debt by more than six months compared to the weighted average life to maturity of the specified debt as it would be, at the time of determination, in effect in the absence of any such modification or (4) unless such modification is permitted under clause (i) above, modifies, in a manner that is adverse to the Company or any of its subsidiaries, mandatory prepayment or mandatory redemption provisions set forth in any specified debt agreement (other than any such provisions that are covered in clause (3) above, which shall be subject to such clause (3) and not this clause (4)); or

(iv)
any amendment, modification or waiver of the terms of any specified debt agreement which cures, waives, amends, modifies or otherwise addresses any provisions related to a change of control (as defined in any specified debt agreement) or any equivalent or corresponding term (except that Parent shall be deemed to have consented to any such amendment, modification or waiver to the extent the payment of a waiver fee permitted under clause (i) above constitutes the sole material obligation of the Company with respect therefor, and such amendment, modification or waiver shall not constitute a Restricted Remedy);

provided that none of the following shall constitute a Restricted Remedy: (a) any amendment to any specified debt agreement that, in the good-faith judgment of the Company in consultation with Parent, is a technical or clarifying change and (b) any amendment to the specified debt agreements solely with respect to guarantee and collateral matters and solely to the extent such amendment is required by the terms of the specified debt agreements as in effect on the date of the Merger Agreement.
Financing
There is no financing condition to the Mergers. Parent plans to pay the Merger Consideration and any other amounts required to be paid in connection with the consummation of the transactions contemplated by the Merger Agreement with the aggregate amount of cash proceeds provided pursuant to the equity commitment letters described below, together with an amount of available cash on hand at the Company not less than $210,000,000 and the Rollover Amount.
Parent has obtained equity financing commitments for an aggregate amount of $1,798,600,000 for purposes of financing the transactions contemplated by the Merger Agreement. The Sponsors have committed to capitalize Parent at the Closing with equity contributions equal to $1,079,160,000 and $719,440,000, respectively, in each case on the terms and subject to the conditions set forth in the equity commitment letters between the applicable Sponsors, on the one hand, and Parent, on the other hand. In addition, the Sponsors have provided termination equity financing commitments in favor of Parent to fund Parent’s obligation to pay the Parent Termination Fee that may become payable to the Company under certain circumstances, subject to the terms and conditions set forth in the Merger Agreement and such termination equity financing commitments.
Indemnification and Insurance
Parent has agreed to cause the Surviving Corporation to assume, upon the Company Merger Effective Time, all obligations of the Company and its subsidiaries to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Company Merger Effective Time existing as of the date of the Merger Agreement in favor of the current or former directors, officers employees or agents of the Company and its subsidiaries (“Indemnitees”). For a period of six years commencing at the Company Merger Effective Time, the Surviving Corporation shall maintain the Company’s directors’ and officers’ liability insurance and fiduciary liability insurance covering those Indemnitees who were as of the date of the Merger Agreement (and any additional Indemnitees who prior to the Company Merger Effective Time become) covered by such insurance on terms and scope, and in an amount, no less favorable to such Indemnitees than those in effect as of the date of the Merger Agreement, provided that the maximum aggregate annual premium for such insurance that Parent shall be required to expend shall not exceed 300% of the annual directors’ and officers’ insurance premium for the Company’s then-current fiscal year.
Employee Benefits Matters
The Merger Agreement provides that for a period of one year following the Company Merger Effective Time (or until an earlier termination of employment), Parent will provide each employee of the Company or any of its subsidiaries as of immediately prior to the Company Merger Effective Time (each, a “Continuing Employee”) with (i) a base salary or wages (as applicable) and target annual cash incentive opportunities that are no less favorable than those in effect immediately prior to the Company Merger Effective Time, (ii) severance benefits that are no less favorable in the aggregate than those that would have been provided to such Continuing Employee under the applicable severance plans and arrangements disclosed to Parent and (iii) employee benefit plans and arrangements (other than the annual cash bonus opportunities referred to in clause (i) above and any long-term incentive, equity-based, change in control, retention or similar non-recurring compensation and benefits) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Company Merger Effective Time.
Parent will honor, in accordance with their terms, all the Company Benefit Plans as in effect at the Company Merger Effective Time. Parent has acknowledged in the Merger Agreement that the Mergers will constitute a “change in control” or “change of control” (or term of similar import) for purposes of the Company Benefit Plans.
The Merger Agreement provides that each participant in a Company Benefit Plan that is an annual cash incentive plan will receive a cash bonus in respect of the fiscal year in which the Closing occurs, based on: (i) for the portion of the year in which the Closing occurs that elapses prior to Closing, projected full-year actual performance, pro-rated based on the portion of the plan year elapsed prior to the Closing (the “Pre-Closing Bonus”) and (ii) for the remainder of the year, full-year target performance, pro-rated based on the remaining duration of the performance period (the “Post-Closing Bonus”). Payment of the annual cash bonus in respect of the fiscal year in which the Closing occurs is generally contingent on the Continuing Employee’s continued employment through the payment date, provided, however, that in the event of a termination without Cause (as defined in the Company Stock Plan) between the Closing and the end of the performance period, such Continuing Employee would receive an amount equal to (x) the Pre-Closing Bonus and (y) a portion of the Post-Closing Bonus, pro-rated based on the number of days such Continuing Employee was employed between the Closing and the end of the performance period.

Additional Agreements
The Merger Agreement contains certain other additional agreements between the Company, Parent, Merger Sub I and Merger Sub II relating to, among other things:
•
access to certain information during the period prior to the Company Merger Effective Time;

•
notifying the other party of the receipt of certain communications from any governmental authority in connection with the transactions contemplated by the Merger Agreement or from any person alleging that consent of such person with respect to the transactions contemplated by the Merger Agreement is or may be required in connection with the transactions contemplated by the Merger Agreement, or the occurrence of certain events;

•
cooperation between the Company and Parent in connection with the defense or settlement of any stockholder litigation relating to the Mergers;

•
the delisting of the Class A Common Stock; and

•
cooperation between the Company and Parent in the preparation of this proxy statement.

Conditions to the Closing of the Mergers
The respective obligations of the parties to consummate the Mergers are subject to the satisfaction or waiver of the following conditions:
•
no Restraint that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Mergers or imposes a Burdensome Condition (the “No Restraints Condition”);

•
the waiting period (and any extension thereof) applicable to the consummation of the Mergers under the antitrust and foreign investment laws (as described in the section of this proxy statement titled ‘‘Proposal 1: Adoption of the Merger Agreement — Regulatory Approvals Required for the Mergers”) shall have expired or been terminated without the imposition of any Burdensome Condition and the approvals under the Antitrust and Foreign Investment Approvals Condition (the “Antitrust and Foreign Investment Approvals Condition”); and

•
the Company Stockholder Approval shall have been obtained (the “Company Stockholder Approval Condition”).

The obligation of Parent, Merger Sub I and Merger Sub II to consummate the Mergers is subject to the satisfaction or waiver of the following additional conditions:
•
the representations and warranties of the Company and OpCo being true and correct to the extent specified in the Merger Agreement (subject to certain materiality qualifications) (the “Company Representations and Warranties Condition”);

•
the Company having complied with or performed in all material respects its obligations required to be complied with or performed by it prior to the Closing (the “Company Covenant Performance Condition”);

•
no default under certain of the Company’s debt agreements having occurred and continuing immediately prior to and immediately after giving effect to the Mergers;

•
(a) the Company having available a minimum unrestricted cash balance of $210,000,000 to be used by the Parent Parties to make the payments required to be made by the Parent Parties and the Company at the Closing and (b) the Company or any of its subsidiaries having an additional amount of cash not less than $30,000,000;

•
no effect, change, circumstance or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect having occurred since the date of the Merger Agreement; and

•
certain waivers of change of control provisions under certain of the debt agreements of the Company and its subsidiaries being in full force and effect at the Closing.

The obligation of the Company and OpCo to consummate the Mergers is subject to the satisfaction or waiver of the following additional conditions:
•
the representations and warranties of Parent, Merger Sub I and Merger Sub II being true and correct to the extent specified in the Merger Agreement (subject to certain materiality qualifications) (the “Parent Representations and Warranties Condition”); and

•
Parent, Merger Sub I and Merger Sub II having complied with or performed, in all material respects, all obligations required to be complied with or performed by them under the Merger Agreement (the “Parent Covenant Performance Condition”).

Termination of the Merger Agreement
The Merger Agreement may be terminated at any time prior to the Company Merger Effective Time, by the mutual written consent of Company and Parent.
Termination by either the Company or Parent
In addition, the Company, on the one hand, or Parent, on the other hand, may terminate the Merger Agreement and abandon the transactions contemplated thereby at any time if:
•
the Company Merger Effective Time shall not have occurred on or prior to September 30, 2023 (as such date may be extended under certain circumstances described under “— Specific Enforcement — Extension of the End Date”, the “End Date”); provided that, (i) in the event that all conditions to the Closing have been satisfied on or prior to the End Date other than (x) those conditions that by their nature are to be satisfied at such closing, each of which are capable of being satisfied at such closing, and (y) the Antitrust and Foreign Investment Approvals Condition, then the End Date shall be automatically extended (without any further action by any person) until November 30, 2023 (subject to either Parent or the Company having obtained an extension of each applicable waiver agreement until November 30, 2023), and (B) this right to terminate the Merger Agreement shall not be available to any party if a breach in any material respect by such party of its representations and warranties set forth in the Merger Agreement or the failure of such party to perform in any material respect any of its obligations under the Merger Agreement has been a principal cause of or resulted in the events specified herein (it being understood that Parent, Merger Sub I and Merger Sub II shall be deemed a single party for purposes of the foregoing proviso) (an “End Date Termination”);

•
any Restraint having the effect set forth in the No Restraints Condition shall be in effect and shall have become final and nonappealable; provided, however, that neither the Company nor Parent shall be permitted to terminate the Merger Agreement pursuant to this provision in the event that such party’s material breach of any provision of the Merger Agreement shall have been the cause of, or resulted in, the issuance of such final and nonappealable Restraint; or

•
the Company Stockholder Approval is not obtained at the Special Meeting duly convened therefor (a “Company Failure to Obtain Stockholder Approval Termination”).

Termination by Parent
Parent may also terminate the Merger Agreement and abandon the transactions contemplated thereby by written notice to the Company at any time if:
•
the Company shall have breached any of its representations or warranties or fails to perform any of its covenants or agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure of the Company Representations and Warranties Condition or the Company Covenant Performance Condition and (ii) is incapable of being cured prior to the End Date or, if by its nature such breach or failure is capable of being cured by the End Date, the Company shall not have cured such breach or failure to perform within 45 calendar days following receipt by the Company of written notice of such breach or failure from Parent stating Parent’s intention to terminate the Merger Agreement pursuant to this provision and the basis for such termination; provided, however, that Parent shall not have the right to terminate the Merger Agreement pursuant to this provision if any of the Parent Parties is then in material breach of any of its representations, warranties, covenants or agreements thereunder (a “Company Breach Termination”);
•
the Company Board, the Transaction Committee or any committee of the Company Board shall have made an Adverse Recommendation Change (an “Adverse Recommendation Change Termination”);

•
the Company or any of its affiliates shall have entered into a Company Acquisition Agreement (a “Company Acquisition Agreement Termination”).

Termination by the Company
The Company may also terminate the Merger Agreement and abandon the transactions contemplated thereby by written notice to the Company at any time if:
•
any of Parent, Merger Sub I or Merger Sub II shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure of the Parent Representations and Warranties Condition or the Parent Covenant Performance Condition and (ii) is incapable of being cured prior to the End Date or, if by its nature such breach or failure is capable of being cured by the End Date, Parent, Merger Sub I and Merger Sub II shall not have cured such breach or failure to perform within 45 calendar days following receipt by Parent of written notice of such breach or failure from the Company stating the Company’s intention to terminate the Merger Agreement pursuant to this provision and the basis for such termination; provided, however, that the Company shall not have the right to terminate the Merger Agreement pursuant to this provision if the Company is then in material breach of any of its representations, warranties, covenants or agreements thereunder (a “Parent Breach Termination”);

•
prior to receipt of the Company Stockholder Approval, in order to concurrently enter into a definitive agreement providing for a Superior Proposal in accordance with the Merger Agreement; provided that, prior to or concurrently with such termination, the Company pays the applicable Company Termination Fee (as defined below) due under the Merger Agreement (a “Superior Proposal Termination”); or

•
(i) each of the No Restraints Condition and the Antitrust and Foreign Investment Approvals Condition has been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time the written notice referred to in clause (ii) below is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice), (ii) the Company has irrevocably confirmed by written notice to Parent that the Company Stockholder Approval Condition has been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time such written notice is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice) and that it is ready, willing and able to consummate such closing and (iii) Parent, Merger Sub I and Merger Sub II fail to consummate such closing on or prior to the date that is the later of (A) the first date upon which such closing is required to occur under the Merger Agreement and (B) the date that is five business days following the delivery of such notice referred to in clause (ii) above; provided that, notwithstanding anything in the Merger Agreement to the contrary, no party shall be permitted to terminate the Merger Agreement pursuant to the End Date Termination during any such applicable period referred to in clause (C) above (a “Parent Failure to Close Termination”).

Termination Fees
Termination Fee Payable by the Company
A termination fee of $52,000,000 will be payable by the Company if the Merger Agreement is terminated under one of the following circumstances:
•
(a) by the Company or Parent pursuant to an End Date Termination, to the extent the Company Stockholder Approval has not been obtained by the End Date, (b) by the Company or Parent pursuant to a Company Failure to Obtain Stockholder Approval Termination or (c) by Parent pursuant to a Company Breach Termination; provided that, (i) at the time of such termination, (A) the Company shall not have been entitled to terminate the Merger Agreement pursuant a Parent Breach Termination; and (B) none of Parent, Merger Sub I, Merger Sub II or any Sponsor is then in material breach of its representations, warranties, covenants or agreements under the equity commitment letters or the termination equity commitment letters, (ii) (A) a bona fide Takeover Proposal has been publicly made, proposed or communicated (and not withdrawn), or (B) a bona fide Takeover Proposal has otherwise become known, disclosed or communicated to the Company or the Company Board, the Transaction Committee or any committee of the Company Board after the date of the Merger Agreement and prior to the termination of the Merger Agreement and (iii) within twelve months of the date the Merger Agreement is terminated, the Company consummates, or enters into a definitive agreement with respect to, a Takeover Proposal that is later consummated (whether or not the Takeover Proposal is with the person or persons that made the Takeover Proposal referred to in clause (ii)); provided, further, that, for purposes of the above clauses (ii) and (iii), the references to “20%” in the definition of Takeover Proposal shall be deemed to be references to “50%”;

•
by Parent pursuant to an Adverse Recommendation Change Termination;

•
by Parent pursuant to a Company Acquisition Agreement Termination; or

•
by the Company pursuant to a Superior Proposal Termination.

Termination Fee Payable by Parent
A termination fee of $103,000,000 will be payable by Parent if the Merger Agreement is terminated under one of the following circumstances:
•
by the Company pursuant to a Parent Breach Termination;

•
by the Company pursuant to a Parent Failure to Close Termination; or

•
by Parent pursuant to an End Date Termination (provided that, at such time, the Company could have terminated the Merger Agreement pursuant to a Parent Breach Termination or a Parent Failure to Close Termination).

Reimbursement of Certain Expenses; Sole Remedy
If Parent or the Company terminates the Merger Agreement pursuant to a Company Failure to Obtain Stockholder Approval Termination at a time when none of Parent, Merger Sub I or Merger Sub II are in material breach of the Merger Agreement, the Company will reimburse all reasonable out-of-pocket expenses incurred by Parent, Merger Sub I and Merger Sub II in connection with the Merger Agreement and the transactions contemplated thereunder and for which an invoice has been delivered to the Company up to an aggregate maximum of $7,500,000 (the “Expense Reimbursement”), which amount will be credited against the Company Termination Fee.
If the Merger Agreement is terminated in accordance with its terms, a termination fee becomes payable, the party obligated to make such payment fails to timely pay such termination fee and the other party commences an action and obtains a judgment against the paying party for the payment of such termination fee, then the paying party will pay the other party’s reasonable and documented costs and expenses in connection with such action, together with interest on such amount, in accordance with the Merger Agreement.

If the Merger Agreement is terminated in accordance with its terms and a termination fee is paid under the circumstances for which such fee is payable pursuant to the Merger Agreement, payment of the applicable termination fee, subject to the reimbursement and indemnification obligations described above, will be the sole and exclusive monetary damages remedy available to the payee in respect of any and all losses incurred as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated and, upon payment of such applicable termination fee in such circumstances, none of the payor and its related parties will have any further liability or obligation relating to or arising out of the Merger Agreement, the Mergers or the other transactions contemplated by the Merger Agreement.
Fees and Expenses
Except with respect to the Company Termination Fee (including the reimbursement of the Expense Reimbursement, if any) and the Parent Termination Fee, whether or not the transactions contemplated by the Merger Agreement are consummated, all fees and expenses incurred in connection with such transactions and the Merger Agreement will be paid by the party incurring or required to incur such fees or expenses, except as otherwise set forth in the Merger Agreement. For a description of certain fees and expenses incurred by the parties in connection with this proxy statement, see the section of this proxy statement titled “The Special Meeting — Solicitation of Proxies” beginning on page 32.
Withholding Taxes
Parent, the Surviving Corporation, the Surviving LLC and the Paying Agent will be entitled to deduct and withhold from the Merger Consideration or cash amounts owed in respect of Company equity awards such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, the U.S. Treasury Regulations promulgated thereunder, or any provision of state, local or non-U.S. tax law. To the extent amounts are so withheld and paid over to the appropriate taxing authority, the withheld amounts shall be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made.
Amendment or Supplement
The Merger Agreement may be amended or supplemented by the parties at any time prior to the Company Merger Effective Time; provided that after the receipt of the Company Stockholder Approval there may not be any amendment of the Merger Agreement for which law requires further approval by the Company Stockholders without such approval.
Extension of Time, Waiver, etc.
At any time prior to the Company Merger Effective Time, Parent and the Company may, subject to applicable law, (i) waive any inaccuracies in the representations and warranties of the other party, (ii) extend the time for the performance of any of the obligations or acts of the other party or (iii) subject to the requirements of applicable law, waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions (it being understood that Parent, Merger Sub I and Merger Sub II shall, and the Company and OpCo shall, each be deemed a single party for purposes of the foregoing). Notwithstanding the foregoing, no failure or delay by the Company, OpCo, Parent, Merger Sub I or Merger Sub II in exercising any right under the Merger Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right under the Merger Agreement.
Governing Law
The Merger Agreement, and any cause of action between any of the parties to the Merger Agreement relating to or arising out of the Merger Agreement or the Transactions, will be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under any applicable conflict of laws principles.

Specific Enforcement
The parties agreed that irreparable damage for which monetary relief (including any termination fee that becomes payable in accordance with the Merger Agreement), even if available, would not be an adequate remedy, would occur in the event that any provision of the Merger Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties fail to take any action required of them under the Merger Agreement to consummate the transactions contemplated thereby. Subject to certain limitations, the parties also acknowledged and agreed that (i) the parties are entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions thereof without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under the Merger Agreement, (ii) the provisions described under “— Termination Fees” (A) are not intended to and do not adequately compensate for the harm that would result from a breach of the Merger Agreement and (B) are not be construed to diminish or otherwise impair in any respect any party’s right to specific enforcement and (iii) the right of specific enforcement is an integral part of the Merger Transactions and without that right, neither the Company nor Parent would have entered into the Merger Agreement. Additionally, the parties agreed not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties further acknowledged and agreed that any party seeking an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in accordance with its terms will not be required to provide any bond or other security in connection with any such order or injunction.
Notwithstanding anything in the Merger Agreement to the contrary, the parties have agreed that the right of the Company to seek or obtain an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the equity financing to be funded to pay the aggregate Merger Consideration and to effect the Closing (but not the right of the Company to seek such injunctions, specific performance or other equitable remedies for any other reason prior to termination of the Merger Agreement in accordance with its terms) are subject to the following requirements: (A) the No Restraints Condition and the Antitrust and Foreign Investment Approvals Condition have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time the written notice referred to in clause (B) below is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice); (B) the Company has irrevocably confirmed by written notice to Parent that the Company Stockholder Approval Condition has been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time such written notice is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice) and that it is ready, willing and able to consummate such closing; and (C) Parent, Merger Sub I and Merger Sub II have failed to close the transactions contemplated by the Merger Agreement on or prior to the date that is the later of (1) the first date upon which such closing is required to occur under the Merger Agreement, and (2) the date that is five business days following the delivery of the notice referred to in clause (B) above.
Extension of the End Date
If, prior to the End Date, any party brings any action to enforce specifically the performance of the terms and provisions of the Merger Agreement by any other party or the Company brings any action seeking an injunction, specific performance or other equitable relief in connection with the equity commitment letters, the End Date will be automatically extended (i) for the period during which such action is pending, plus 20 business days or (ii) by such other time period established by the court presiding over such action, as the case may be.

PROPOSAL 2: THE ADVISORY COMPENSATION PROPOSAL
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, we are asking Company Stockholders to approve, by advisory (nonbinding) vote, the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the Mergers. As required by those rules, the Company is asking Company Stockholders to vote on the approval of the following resolution:
“RESOLVED, that the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby, as disclosed in the table entitled “Proposal 1: Adoption of the Merger Agreement — Potential Payments to Named Executive Officers”, including the associated narrative discussion, and the agreements, arrangements or understandings pursuant to which such compensation will or may be paid or become payable, are hereby APPROVED.”
The vote on executive compensation payable in connection with the consummation of the Mergers is a vote separate and apart from the vote to approve the Merger Agreement Proposal. Accordingly, Company Stockholders may vote to approve the Merger Agreement Proposal and vote not to approve such compensation and vice versa. Because the vote is advisory in nature only, it will not be binding on the Company or the Board; as the Company is contractually obligated to pay such compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the Mergers are consummated and regardless of the outcome of the advisory vote.
The Company Board unanimously recommends that you vote “FOR” the Advisory Compensation Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL
We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the Adjournment Proposal). If Company Stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from Company Stockholders that have previously returned properly executed proxies voting against the Merger Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, we could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Agreement Proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Special Meeting.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Company Capital Stock properly cast for and against the Adjournment Proposal.
Assuming a quorum is present, (a) a failure to vote in person or by proxy at the Special Meeting will have no effect on the outcome of the Adjournment Proposal, (b) abstentions will have no effect on the outcome of the Adjournment Proposal and (c) broker “non-votes” (if any) will have no effect on the outcome of the Adjournment Proposal. If a quorum is not present, abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. Shares of Company Capital Stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Company Stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of Company Capital Stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by the Company Board.
The Company does not intend to call a vote on the Adjournment Proposal if the Merger Agreement Proposal is approved at the Special Meeting.
The Company Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information relating to the beneficial ownership of our voting stock as of May 9, 2023, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our outstanding shares of voting stock;

•
each of our directors;

•
each of our NEOs; and

•
all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of May 9, 2023 through the exercise of any stock option or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock held by that person.
The percentage of shares beneficially owned is computed as of May 9, 2023 on the basis of (a) 99,714,040 shares of our Class A Common Stock outstanding, (b) 10,255,811 shares of our Class B Common Stock outstanding, (c) 1,600,000 shares of our Series A Founder Preferred Stock outstanding and (d) 1,386,033 shares of our Series B Founder Preferred Stock outstanding. Shares of our stock that a person has the right to acquire within 60 days of May 9, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but not for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. In addition, beneficial ownership of shares of our Class A Common Stock below does not reflect any impact of a redemption by a holder of OpCo Class B Common Units, LTIP Units or Series B Rollover Profits Units, as the Company retains the right to determine whether to redeem such units for cash or shares of Class A Common Stock. Except as set forth below, the address for each beneficial owner listed is c/o Radius Global Infrastructure, Inc., 3 Bala Plaza East, Suite 502, Bala Cynwyd, Pennsylvania 19004.

	Shares Beneficially Owned (#)								Percentage of Total Voting Power (%)
	Class A		Class B		Series A Founder Preferred		Series B Founder Preferred
Name of Beneficial Owner	Shares	%	Shares	%	Shares	%	Shares	%
5% Stockholders:
Centerbridge Partners, L.P.(1)	10,925,000	11.0	—	—	—	—	—	—	9.7
375 Park Avenue, 11th Flr New York, NY 10152
DKLDO V Trading Subsidiary LP(2)	7,973,883	8.0	—	—	—	—	—	—	7.1
c/o Davidson Kempner Capital Management LP 520 Madison Avenue, 30th Floor New York, NY 10022
BlackRock, Inc.(3)	5,578,795	5.6	—	—	—	—	—	—	4.9
55 East 52nd Street New York, NY 10055
Magnetar Capital LLC(4)	5,494,610	5.5	—	—	—	—	—	—	4.9
1603 Orrington Avenue, 13th Floor Evanston, IL 60201
Westwood Management Corp.(5)	5,057,774	5.1	—	—	—	—	—	—	4.5
200 Crescent Court, Suite 1200 Dallas, TX 75201
Imperial Landscape Sponsor LLC(6)	5,023,172	5.0	—	—	800,000	50.0	—	—	4.4
888 7th Avenue, 27th Floor New York, NY 10019
TOMS Acquisition II LLC(7)	2,727,606	2.7	—	—	800,000	50.0	—	—	2.4
450 W. 14th Street, 13th Floor New York, NY 10014
Named Executive Officers and Directors:
William H. Berkman(8)	—	—	5,437,344	46.2	—	—	1,236,033	89.2	4.8
Scott G. Bruce(9)	142,440	*	1,471,697	12.5	—	—	75,000	5.4	1.4
Richard I. Goldstein(10)	142,440	*	1,398,669	11.9	—	—	75,000	5.4	1.4
Glenn Breisinger	—	—	940,830	9.1	—	—	—	—	*
Jay Birnbaum	122,516	*	535,470	5.2	—	—	—	—	*
Michael D. Fascitelli(6)	5,023,172	5.0	—	—	800,000	50.0	—	—	4.4
Noam Gottesman(7)	4,484,244	4.4	—	—	800,000	50.0	—	—	4.0
William D. Rahm	—	—	—	—	—	—	—	—	—
Paul A. Gould(11)	44,878	*	18,580	*	—	—	—	—	*
Antoinette Cook Bush	50,266	*	—	—	—	—	—	—	*
Thomas C. King	50,266	*	—	—	—	—	—	—	*
Nick S. Advani	50,266	*	—	—	—	—	—	—	*
Ashley Leeds	35,956	*	—	—	—	—	—	—	*
All executive officers and directors as a group (13 persons)(12)	10,146,444	10	9,802,590	84.2	1,600,000	100.0	1,386,033	100.0	17.7

*
Indicates beneficial ownership of less than 1% of the total outstanding class of stock or voting power, as applicable.

(1)
Based on information in the Centerbridge Voting and Support Agreement. Includes 5,847,792 Class A Common Stock directly held by Centerbridge Partners Real Estate Fund, L.P. (“CPREF”), 160,958 Class A Common Stock directly held by Centerbridge Partners Real Estate Fund SBS, L.P. (“CPREF SBS”) and 4,916,250 Class A Common Stock directly held by Centerbridge Special Credit Partners III, L.P. (“SC III”). CPREF, its general partner Centerbridge Partners Real Estate Associates, L.P. (“CPREF Associates”) and its general partner CPREF Cayman GP Ltd (“CPREF Cayman GP”) possess shared voting and dispositive power with respect to the shares directly held by CPREF. CPREF SBS and its general partner CCP SBS GP, LLC (“CCP SBS GP”) possess shared voting and dispositive power with respect to the shares directly held by CPREF SBS. SC III, its general partner Centerbridge Special Credit Partners General Partner III, L.P. (“CSCP III GP”) and its general partner CSCP III Cayman GP Ltd. (“CSCP III Cayman GP”) possess shared voting and dispositive power with respect to the shares directly held by SC III. Jeffrey H. Aronson, as the director of each of CPREF Cayman GP and CSCP III Cayman GP, and as managing member of CCP SBS GP, may be deemed to share beneficial ownership with respect to the shares held of record by each of CPREF, CPREF SBS and SC III. Such persons and entities expressly disclaim beneficial ownership of the securities held of record by each of CPREF, CPREF SBS and SC III, except to the extent of any proportionate pecuniary interest therein.

(2)
Based on information provided in a Schedule 13G/A filed on February 3, 2023 by Davidson Kempner Capital Management LP, DKLDO V Trading Subsidiary LP (“DKLDO”) and Anthony A. Yoseloff. Davidson Kempner Long-Term Distressed Opportunities GP V LLC, a Delaware limited liability company, is the general partner of DKLDO. Davidson Kempner Capital Management LP, a Delaware limited partnership and a registered investment adviser with the SEC (“DKCM”), acts as investment manager to DKLDO, by virtue of a sub-advisory agreement with the investment manager of the fund. DKCM GP LLC, a Delaware limited liability company, is the general partner of DKCM. The managing members of DKCM are Anthony A. Yoseloff, Eric P. Epstein, Conor Bastable, Shulamit Leviant, Morgan P. Blackwell, Patrick W. Dennis, Gabriel T. Schwartz, Zachary Z. Altschuler, Joshua D. Morris and Suzanne K. Gibbons. Anthony A. Yoseloff, through DKCM, is responsible for the voting and investment decisions relating to the securities held by DKLDO reported herein.

(3)
Based on information provided in a Schedule 13G filed on February 1, 2023 by BlackRock, Inc. (“BlackRock”). This amount includes 5,418,972 shares of Class A Common Stock with respect to which BlackRock has sole voting power and 5,578,795 shares of Class A Common Stock with respect to which BlackRock has sole dispositive power.

(4)
Based on information provided in a Schedule 13D filed on March 8, 2023 by Magnetar Financial LLC, a Delaware limited liability company and registered investment advisor with the SEC (“Magnetar Financial”), Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and David J. Snyderman (“Mr. Snyderman”). The Schedule 13D filed relates to shares of Class A Common Stock held for the accounts of each of (a) Magnetar PRA Master Fund Ltd, a Cayman Islands exempted company (“PRA Master Fund”), and (b) Magnetar Systematic Multi-Strategy Master Fund Ltd, a Cayman Islands exempted company (“Systematic Master Fund’’, collectively the “Funds”). Magnetar Financial exercises voting and investment power over the shares held for the accounts of each of the Funds. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman.

(5)
Based on information provided in a Schedule 13G filed on February 25, 2022 by Westwood Management Corp. (“Westwood”). This amount includes 5,006,593 shares of Class A Common Stock with respect to which Westwood has sole voting power and 51,181 shares of Class A Common Stock with respect to which Westwood has shared voting power.

(6)
Based on information in the Voting and Support Agreement between the Parent Parties and Imperial Landscape Sponsor LLC and its affiliated entities, dated March 1, 2023. Michael D. Fascitelli, a United States citizen (“Fascitelli”), and Imperial Landscape Sponsor LLC, a Delaware limited liability company (“Imperial”), may each be deemed to beneficially own and have shared power to vote, or to direct the vote and shared power to dispose, or to direct the disposition of, an aggregate of 5,023,172 shares of Class A Common Stock. This amount consists of (a) 1,866,666 shares of Class A Common Stock held directly by Imperial, (b) 2,356,506 shares of Class A Common Stock held indirectly by Imperial through Digital Landscape Partners Holding LLC and (c) 800,000 shares of Series A Founder Preferred Stock held indirectly by Imperial through the sole direct owner of the Company’s shares of Series A Founder Preferred Stock that are convertible into the same number of shares of Class A Common Stock.
(7)
Based on information in the Voting and Support Agreement between the Parent Parties and TOMS Acquisition II LLC and its affiliated entities, dated March 1, 2023. Noam Gottesman, a United States citizen (“Gottesman”), may be deemed to beneficially own and have shared power to vote, or to direct the vote and shared power to dispose, or to direct the disposition of, an aggregate of 4,484,244 shares of Class A Common Stock. TOMS Acquisition II LLC, a Delaware limited liability company (“TOMS Acquisition”), may be deemed to beneficially own and have shared power to vote, or to direct the vote and shared power to dispose, or to direct the disposition of, an aggregate of 2,727,606 shares of Class A Common Stock. These amounts consist of (a) 1,756,638 shares of Class A Common Stock held directly by Gottesman, (b) 1,927,606 shares of Class A Common Stock held directly by TOMS Acquisition and (c) 800,000 shares of Series A Founder Preferred Stock held indirectly by TOMS Acquisition through the sole direct owner of the Company’s shares of Series A Founder Preferred Stock that are convertible into the same number of shares of Class A Common Stock.

(8)
Shares of Class B Common Stock include (a) 248,664 shares directly held by Berkman 2012 GST Family Trust, of which Mr. Berkman is Investment Trustee over which Mr. Berkman holds investment power, (b) 198,932 shares directly held by BB 2008 Investment Trust, of which Mr. Berkman is Investment Trustee over which Mr. Berkman holds investment power, (c) 638,328 shares directly held by BB JNB Wrapper, LLC, of which Mr. Berkman is the sole manager over which Mr. Berkman holds investment power, (d) 478,698 shares directly held by BB Partners LLC, of which Mr. Berkman is managing member and majority owner, (e) 1,236,033 shares issuable upon conversion of Series B Founder Preferred Stock and (f) 2,636,689 shares directly held by Mr. Berkman. Mr. Berkman holds 207,851 Series B Rollover Profit Units, which are reflected in the beneficial ownership of shares of Class B Common Stock.

(9)
Shares of Class B Common Stock include (a) 75,000 shares issuable upon conversion of Series B Founder Preferred Stock, (b) 6,514 shares of Class B Common Stock held by the Stephen L. Berkman LLC Trust for which Mr. Bruce is the Investment and Independent Trustee and has investment power, (c) 6,514 shares of Class B Common Stock held by the Monroe E. Berkman LLC Trust for which Mr. Bruce is the Investment and Independent Trustee and has investment power and (d) 1,383,669 shares directly held by Mr. Bruce.

(10)
Shares of Class B Common Stock include (a) 75,000 shares issuable upon conversion of Series B Founder Preferred Stock and (b) 1,323,669 shares directly held by Mr. Goldstein.

(11)
Mr. Gould holds 1,829 Series B Rollover Profit Units, which are reflected in the beneficial ownership of shares of Class B Common Stock.

(12)
Shares of Class B Common Stock include 1,386,033 shares issuable upon conversion of Series B Founder Preferred Stock.

FUTURE STOCKHOLDER PROPOSALS
If the Mergers are completed, we will have no public stockholders and there will be no public participation in any future meetings of Company Stockholders. However, if the Mergers are not completed, you will continue to be entitled to attend and participate in stockholders meetings, including the Company’s annual meetings of stockholders, and, if the Mergers are not completed prior to the date thereof, we will provide notice of or otherwise publicly disclose the dates on which future annual meetings of Company Stockholders will be held. We expect to hold a 2023 annual meeting of its stockholders.
As described in our proxy statement for our 2022 annual meeting of stockholders, for stockholders who wish to present a proposal or nomination before the 2023 Annual Meeting, but do not intend to have their proposal included in our proxy statement and related materials for our 2023 Annual Meeting (the “2023 Proxy Statement”), the Company Bylaws also provide for notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting other than those to be included in the 2023 Proxy Statement. To be considered timely under these provisions, the stockholder’s notice must have been received by the Corporate Secretary at our principal executive offices at the address set forth above between January 26, 2023 and February 25, 2023; provided, however, that if the 2023 Annual Meeting date is advanced or delayed more than 25 days from the first anniversary of the date of the previous year’s annual meeting, then stockholders must provide notice within other time periods specified in the Company Bylaws. The Company Bylaws also specify requirements as to the form and content of a stockholder’s notice.
In addition to satisfying the foregoing advance notice requirements under the Company Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must have provided notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.
All notices of proposals and director nominations by Company Stockholders for the 2023 Annual Meeting were required to be sent to Radius Global Infrastructure, Inc., 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004, Attention: General Counsel and Secretary.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Radius filings with the SEC are incorporated by reference:
•
Radius’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on March 1, 2023; and

•
Radius’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, filed on May 9, 2023.

•
Radius’ Current Reports on Form 8-K, in each case to the extent filed and not furnished with the SEC, on March 2, 2023 and May 8, 2023.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K, to the extent filed and not furnished with the SEC, and proxy soliciting materials.
Radius is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains our reports, proxy and information statements and other information at https://sec.gov.
You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us:
Radius Global Infrastructure, Inc.
Attention: Investor Relations
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004
+1 (610) 660-4910
In order for you to receive timely delivery of documents in advance of the Special Meeting, you must make such request by no later than June 1, 2023. Please note that you will be able to obtain the documents (if and when available) free of charge on the SEC’s website at www.sec.gov or by directing a request to the Company at investorrelations@radiusglobal.com.
If you have any questions concerning the Mergers, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Company Capital Stock, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: +1 (877) 456-3513
Banks and Brokers may call collect: +1 (212) 750-5833

MISCELLANEOUS
Radius has supplied all information relating to Radius, and Parent has supplied, and Radius has not independently verified, all of the information relating to the Parent Parties contained in this proxy statement.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Mergers. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated May 12, 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to Company Stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER
By and Among
RADIUS GLOBAL INFRASTRUCTURE, INC.,
APW OPCO LLC,
CHORD PARENT, INC.,
CHORD MERGER SUB I, INC.
and
CHORD MERGER SUB II, LLC
Dated as of March 1, 2023

A-i

A-ii

Annex I Index of Defined Terms

A-iii

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER, dated as of March 1, 2023 (this “Agreement”), by and among RADIUS GLOBAL INFRASTRUCTURE, INC., a Delaware corporation (the “Company”), APW OPCO LLC, a Delaware limited liability company (“OpCo” and, together with the Company, the “Company Parties”), CHORD PARENT, INC., a Delaware corporation (“Parent”), CHORD MERGER SUB I, INC., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub I”) and CHORD MERGER SUB II, LLC, a Delaware limited liability company and a wholly owned Subsidiary of Merger Sub I (“Merger Sub II” and, together with Parent and Merger Sub I, the “Parent Parties”). All capitalized terms that are used in this Agreement have the respective meanings given to them in Section 8.13.
WHEREAS, the parties intend that, upon the terms and subject to the conditions set forth in this Agreement, Merger Sub I will be merged with and into the Company (the “Company Merger”), with the Company surviving the Company Merger as a wholly owned Subsidiary of Parent, and pursuant to the Company Merger, (a) each share of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) (other than shares of Class A Common Stock canceled pursuant to Section 2.02(b)), will be converted into the right to receive $15.00 per share (such amount, the “Merger Consideration”), (b) each share of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), will be canceled for no consideration, (c) each share of preferred stock, par value $0.0001 per share, of the Company designated as “Series A Founder Preferred Stock” (the “Series A Founder Preferred Stock”), will be converted into the right to receive the Merger Consideration and (d) each share of preferred stock, par value $0.0001 per share, of the Company designated as “Series B Founder Preferred Stock” (the “Series B Founder Preferred Stock” and, together with the Series A Founder Preferred Stock, the “Company Preferred Stock”; Company Preferred Stock together with the Company Common Stock, the “Company Capital Stock”), will be canceled for no consideration;
WHEREAS, the parties intend that, upon the terms and subject to the conditions set forth in this Agreement, Merger Sub II will be merged with and into OpCo (the “OpCo Merger” and, together with the Company Merger, the “Mergers”), with OpCo surviving the OpCo Merger as a Subsidiary of Parent and the Company, and pursuant to the OpCo Merger, (a) each unit of limited liability company interests of OpCo designated as “Class A Common” units under the Second Amended and Restated Limited Liability Company Agreement of OpCo, dated as of July 31, 2020 (the “OpCo LLC Agreement”), will be converted into one unit of limited liability company interests in the Surviving LLC, (b) each unit of limited liability company interests of OpCo designated as “Class B Common” units under the OpCo LLC Agreement (other than any Rollover Equity contributed to Merger Sub II pursuant to the Rollover Agreements (the “Initial Rolled Units”)) will be converted into the right to receive the Merger Consideration, (c) the single unit of limited liability company interests of OpCo designated as the “Carry Unit” under the OpCo LLC Agreement (the “Carry Unit”) will be cancelled for no consideration, (d) each unit of limited liability company interests of OpCo designated as “Series A LTIP”, “Series B LTIP” and “Series C LTIP” units under the OpCo LLC Agreement (collectively, the “LTIP Units”) will be converted into the right to receive the Merger Consideration, (e) each unit of limited liability company interests of OpCo designated as “Series A Rollover Profits” units under the OpCo LLC Agreement (the “Series A Rollover Profits Units”) will be canceled for no consideration and (f) each unit of limited liability company interests of OpCo designated as “Series B Rollover Profits” units under the OpCo LLC Agreement (the “Series B Rollover Profits Units”) will be converted into the right to receive the Merger Consideration;
WHEREAS, the Board of Directors of the Company (the “Company Board”), acting upon the unanimous recommendation of a committee thereof consisting only of independent and disinterested directors (the “Transaction Committee”), has (a) determined that the Merger Transactions are fair to and in the best interests of the Company and its stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger Transactions, (c) declared this Agreement and the Merger Transactions advisable and (d) recommended that the Company’s stockholders adopt this Agreement;

WHEREAS, the Company, in its capacity as the sole manager of OpCo, has (a) duly authorized and approved the execution, delivery and performance by OpCo of this Agreement and the consummation by OpCo of the Merger Transactions and (b) declared this Agreement and the Merger Transactions advisable;
WHEREAS, the Board of Directors or the Board of Managers or the sole member, as applicable, of each Parent Party has duly authorized and approved the execution, delivery and performance by such Parent Party of this Agreement and the consummation by such Parent Party of the Transactions, and declared this Agreement advisable;
WHEREAS, Parent, in its capacity as sole stockholder of Merger Sub I will approve and adopt this Agreement by written consent immediately following its execution;
WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the willingness of the Company Parties to enter into this Agreement, each of EQT Active Core Infrastructure SCSp and Public Sector Pension Investment Board (collectively, the “Sponsors”) are entering into the Equity Funding Letters and the Termination Equity Commitment Letters, pursuant to which, and subject to the terms and conditions set forth therein, the Sponsors are committing to provide funds to Parent for the payment of certain obligations of the Parent Parties under this Agreement; and
WHEREAS, the Company, OpCo, Parent, Merger Sub I and Merger Sub II desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
The Mergers
SECTION 1.01.   The Mergers.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the Delaware Limited Liability Company Act (the “DLLCA”), at the OpCo Merger Effective Time, Merger Sub II shall be merged with and into OpCo, the separate existence of Merger Sub II shall thereupon cease and OpCo shall continue as the surviving entity of the OpCo Merger. OpCo, as the surviving entity of the OpCo Merger, is hereinafter referred to as the “Surviving LLC”.
(b)   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), at the Company Merger Effective Time, Merger Sub I shall be merged with and into the Company, the separate corporate existence of Merger Sub I shall thereupon cease and the Company shall continue as the surviving corporation in the Company Merger. The Company, as the surviving corporation of the Company Merger, is hereinafter referred to as the “Surviving Corporation” and, together with the Surviving LLC, the “Surviving Entities”.
SECTION 1.02.   Closing.   The closing of the Mergers (the “Closing”) shall take place at 10:00 a.m. (New York City time) on a date to be specified by Parent and the Company (the “Closing Date”), which date shall be as soon as practicable following the satisfaction or waiver (to the extent such waiver is permitted by applicable Law) of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) (but in no event later than the fifth (5th) Business Day following such satisfaction or waiver of such conditions), by the remote exchange of electronic copies of documents and signatures, unless another date, time or place is agreed to in writing by Parent and the Company.

SECTION 1.03.   Effective Times.
(a)   Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, Parent, Merger Sub II and OpCo shall cause the OpCo Merger to be consummated pursuant to the DLLCA by filing a certificate of merger executed in accordance with, and in such form as is required by, the relevant provisions of the DLLCA (the “OpCo Certificate of Merger”), and shall make all other filings, recordings or publications required under the DLLCA in connection with the OpCo Merger. The OpCo Merger shall become effective at the time that the OpCo Certificate of Merger is filed with the Secretary of State of the State of Delaware (the “Secretary of State”) or, to the extent permitted by applicable Law, at such later time as is agreed to by the parties hereto prior to the filing of the OpCo Certificate of Merger and specified in the OpCo Certificate of Merger (the time at which the OpCo Merger becomes effective is herein referred to as the “OpCo Merger Effective Time”).
(b)   Subject to the provisions of this Agreement, concurrently with the filing of the OpCo Certificate of Merger pursuant to Section 1.03(a) on the Closing Date, Parent, Merger Sub I and the Company shall cause the Company Merger to be consummated pursuant to the DGCL by filing a certificate of merger executed in accordance with, and in such form as is required by, the relevant provisions of the DGCL (the “Company Certificate of Merger”), and shall make all other filings, recordings or publications required under the DGCL in connection with the Company Merger. The Company Merger shall become effective at the time that the Company Certificate of Merger is filed with the Secretary of State or, to the extent permitted by applicable Law, at such later time as is agreed to by the parties hereto prior to the filing of the Company Certificate of Merger and specified in the Company Certificate of Merger (the time at which the Company Merger becomes effective is herein referred to as the “Company Merger Effective Time”); provided that, the Company Merger Effective Time shall occur immediately after the OpCo Merger Effective Time.
SECTION 1.04.   Effects of the Mergers.   The OpCo Merger shall have the effects provided in this Agreement and as set forth in the applicable provisions of the DLLCA. Without limiting the generality of the foregoing and subject thereto, at the OpCo Merger Effective Time, all the properties, rights, privileges, powers and franchises of OpCo and Merger Sub II shall vest in the Surviving LLC and all debts, liabilities and duties of OpCo and Merger Sub II shall become the debts, liabilities and duties of the Surviving LLC. The Company Merger shall have the effects provided in this Agreement and as set forth in the applicable provisions, including Section 259, of the DGCL. Without limiting the generality of the foregoing and subject thereto, at the Company Merger Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub I shall vest in the Surviving Corporation and all debts, liabilities and duties of the Company and Merger Sub I shall become the debts, liabilities and duties of the Surviving Corporation.
SECTION 1.05.   Certificate of Incorporation and By-laws; Organizational Documents.
(a)   At the Company Merger Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Company Merger Effective Time, shall remain unchanged and shall become the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein or by applicable Law (subject to Section 5.06) and the by-laws of the Company, as in effect immediately prior to the Company Merger Effective Time, shall remain unchanged and shall become the by-laws of the Surviving Corporation until thereafter amended as provided therein or by applicable Law (subject to Section 5.06).
(b)   At the OpCo Merger Effective Time, the certificate of formation of OpCo, as in effect immediately prior to the OpCo Merger Effective Time, shall remain unchanged and shall become the certificate of formation of the Surviving LLC until thereafter amended as provided therein or by applicable Law and the limited liability company agreement of OpCo, as in effect immediately prior to the OpCo Merger Effective Time, shall be amended and restated in a form designated by Parent and the applicable Rollover Holders in accordance with the Rollover Agreements prior to the OpCo Merger Effective Time and as so amended and restated shall become the limited liability company agreement of the Surviving LLC until thereafter amended as provided therein or by applicable Law.

SECTION 1.06.   Directors and Officers.
(a)   The directors of Merger Sub I immediately prior to the Company Merger Effective Time shall be the directors of the Surviving Corporation immediately following the Company Merger Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the charter and by-laws of the Surviving Corporation. The officers of the Company immediately prior to the Company Merger Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the charter and by-laws of the Surviving Corporation.
(b)   The officers of OpCo immediately prior to the OpCo Merger Effective Time shall be the officers of the Surviving LLC until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the certificate of formation and limited liability company agreement of the Surviving LLC.
ARTICLE II
Effect of the Mergers on OpCo Units and the Company Capital Stock
SECTION 2.01.   Effect on OpCo Units.   At the OpCo Merger Effective Time, unless agreed otherwise by Parent and the holders of the following securities (including pursuant to any Rollover Agreement), by virtue of the OpCo Merger and without any action on the part of the Parent Parties, the Company Parties or the holders of any of the following securities:
(a)   LLC Interests of Merger Sub II.   Each unit of limited liability company interests of Merger Sub II that is issued and outstanding as of immediately prior to the OpCo Merger Effective Time, including after giving effect to any Rollover Agreement, shall be converted into a number of units of limited liability company interests of the Surviving LLC equal to the Exchange Ratio, and thereupon each unit representing ownership of such limited liability company interests of Merger Sub II shall thereafter represent ownership of limited liability company interests of the Surviving LLC.
(b)   Owned OpCo Common Units.   Each OpCo Common Unit that is issued and outstanding as of immediately prior to the OpCo Merger Effective Time and held by the Company (an “Owned OpCo Common Unit”) shall be converted into one (1) unit of limited liability company interests of the Surviving LLC, and thereupon each unit representing ownership of such Owned OpCo Common Unit will thereafter represent ownership of limited liability company units of the Surviving LLC.
(c)   Conversion of OpCo Common Units.   Each OpCo Common Unit that is outstanding as of immediately prior to the OpCo Merger Effective Time (other than Owned OpCo Common Units and the Rollover Equity (including, for the avoidance of doubt, the Initial Rolled Units) shall be converted into the right to receive the Merger Consideration. As of the OpCo Merger Effective Time, all such OpCo Common Units shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of such non-certificated OpCo Common Unit held in book entry form (each, an “OpCo Book Entry Unit”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor in accordance with Section 2.04(b). As of the OpCo Merger Effective Time, each Initial Rolled Unit shall automatically be canceled and shall cease to exist and no consideration will be delivered in exchange therefor.
(d)   OpCo Carry Unit.   The single unit of limited liability company interests of OpCo designated as the “Carry Unit” under the OpCo LLC Agreement (the “Carry Unit”) shall be cancelled and shall cease to exist and no consideration will be delivered in exchange therefor.
SECTION 2.02.   Effect on Capital Stock.   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of the Parent Parties, the Company Parties or the holders of any of the following securities:
(a)   Capital Stock of Merger Sub I.   Each share of common stock, par value $0.01 per share, of Merger Sub I that is issued and outstanding as of immediately prior to the Company Merger Effective

Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001, of the Surviving Corporation.
(b)   Owned Company Common Stock.   Each share of Company Common Stock that (i) is immediately prior to the Company Merger Effective Time owned by Parent or Merger Sub I or any direct or indirect wholly owned subsidiary of the Company, Parent or Merger Sub I, including any Rollover Equity, or (ii) is immediately prior to the Company Merger Effective Time owned by the Company as treasury stock (collectively, “Owned Company Common Stock”) shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
(c)   Conversion of Company Common Stock.
(i)   Class A Common Stock.   Each share of Class A Common Stock that is issued and outstanding immediately prior to the Company Merger Effective Time (other than (A) shares of Company Restricted Stock to be treated in accordance with Section 2.05(a)(ii), (B) Appraisal Shares to be treated in accordance with Section 2.03 and (C) shares of Owned Company Common Stock to be canceled in accordance with Section 2.02(b)) shall be converted automatically into and shall thereafter represent only the right to receive the Merger Consideration. As of the Company Merger Effective Time, all such shares of Class A Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of non-certificated shares of Class A Common Stock held in book entry form (each, a “Class A Book Entry Share”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest, to be paid in consideration therefor in accordance with Section 2.04(b).
(ii)   Class B Common Stock.   Each share of Class B Common Stock that is issued and outstanding immediately prior to the Company Merger Effective Time (other than (A) Appraisal Shares to be treated in accordance with Section 2.03 and (B) shares of Owned Company Common Stock to be canceled in accordance with Section 2.02(b)) shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor, and each holder of non-certificated shares of Class B Common Stock held in book entry form shall cease to have any rights with respect thereto.
(d)   Conversion of Company Preferred Stock.
(i)   Series A Founder Preferred Stock.   Each share of Series A Founder Preferred Stock that is issued and outstanding immediately prior to the Company Merger Effective Time (other than Appraisal Shares to be treated in accordance with Section 2.03 or any Rollover Equity) shall be converted automatically into and shall thereafter represent only the right to receive the Merger Consideration. As of the Company Merger Effective Time, all such shares of Series A Founder Preferred Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of non-certificated shares of Series A Founder Preferred Stock held in book entry form (each, a “Series A Book Entry Share” and, together with the OpCo Book Entry Units and the Class A Book Entry Shares, the “Book Entry Interests”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor in accordance with Section 2.04(b).
(ii)   Series B Founder Preferred Stock.   Each share of Series B Founder Preferred Stock that is issued and outstanding immediately prior to the Company Merger Effective Time (other than Appraisal Shares to be treated in accordance with Section 2.03) shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor, and each holder of non-certificated shares of Series B Founder Preferred Stock held in book entry form shall cease to have any rights with respect thereto.
SECTION 2.03.   Appraisal Rights.
(a)   Notwithstanding any provision of this Agreement to the contrary, shares of Company Capital Stock that are issued and outstanding immediately prior to the Company Merger Effective Time and that are held by holders who are (i) entitled to demand and have properly demanded their rights to be paid the fair value of such shares of Company Capital Stock in accordance with Section 262 of the DGCL (the “Appraisal Shares”) and (ii) have neither effectively withdrawn nor lost (through failure to perfect or otherwise) their rights to such appraisal and payment under the DGCL, shall not be canceled and/or converted into the right to receive the Merger Consideration as provided in Section 2.02, and the holders of Appraisal Shares shall be entitled to only such rights as are granted by Section 262 of the DGCL.
(b)   The Company shall give Parent (i) prompt notice and copies of any written demands received by the Company for appraisal, withdrawals or attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to any demands of appraisal of the Company’s capital stock and (ii) the opportunity to direct all negotiations and proceedings with respect to such demands for appraisal under the DGCL, including any determination to make any payment to any holder of Appraisal Shares under Section 262(h) of the DGCL prior to the entry of judgment in the Action with respect to any demand for appraisal. Prior to the Company Merger Effective Time, the Company shall not, without the prior written consent of Parent or as otherwise required by an Order, make any payment with respect to, or settle or offer to settle, any such demands or waive any failure to timely deliver a written demand for appraisal in accordance with the DGCL.
SECTION 2.04.   Exchange of Shares.
(a)   Paying Agent.   Prior to the Closing Date, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment of the Merger Consideration in accordance with this Article II and, in connection therewith, shall prior to the Closing Date enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. At or prior to the Closing, Parent shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Merger Consideration (such cash being hereinafter referred to as the “Exchange Fund”). Pending its disbursement to the holders of Company Capital Stock and OpCo Common Units, the Exchange Fund shall be invested by the Paying Agent as directed by Parent in short-term direct obligations of the United States of America, short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, short-term commercial paper rated the highest quality by each of Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services or certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10,000,000,000. Parent shall promptly replace or cause to be replaced any funds deposited with the Paying Agent lost through any investment made pursuant to this Section 2.04(a).   The Paying Agent shall be required to hold the Exchange Fund for the benefit of holders of Company Capital Stock and OpCo Common Units, and to promptly make the payments provided for in this Article II. The Exchange Fund shall not be used for any purpose not expressly provided for in this Agreement. Nothing contained in this Section 2.04(a) and no investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of Company Capital Stock or OpCo Common Units to receive the applicable Merger Consideration as provided herein.
(b)   Payment Procedures.   Any holder of Book Entry Interests whose shares of Company Capital Stock or OpCo Common Units were converted pursuant to Section 2.01(c), Section 2.02(c)(i) or Section 2.02(d)(i) into the right to receive the applicable Merger Consideration shall, subject to compliance with customary procedures of the Paying Agent with respect thereto, automatically upon the Company Merger Effective Time or the OpCo Merger Effective Time, as applicable, be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as possible after the Company Merger Effective Time, the applicable Merger Consideration for each share of Company Capital Stock or OpCo Common Unit formerly represented by such Book Entry Interest, and the Book Entry Interest so exchanged shall be forthwith canceled. Payment of the applicable Merger Consideration with respect to Book Entry Interests shall be made only to the person in whose name such Book Entry Interests are registered.
(c)   No Further Ownership Rights.   The applicable Merger Consideration paid in respect of shares of Company Capital Stock or OpCo Common Units in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of

Company Capital Stock or OpCo Common Units, as applicable, previously represented by such Book Entry Interests, and at the Company Merger Effective Time, the stock transfer books of the Company shall be closed, and at the OpCo Merger Effective Time, the transfer books of OpCo shall be closed, and there shall be no further registration of transfers, in the case of the Surviving Corporation, on the stock transfer books of the Surviving Corporation of the shares of Company Capital Stock that were outstanding immediately prior to the Company Merger Effective Time and, in the case of the Surviving LLC, on the transfer books of the Surviving LLC of the OpCo Common Units that were outstanding immediately prior to the OpCo Merger Effective Time. From and after the Company Merger Effective Time or the OpCo Merger Effective Time, as applicable, the holders of Book Entry Interests outstanding immediately prior to the Company Merger Effective Time or the OpCo Merger Effective Time, as applicable, shall cease to have any rights with respect to such interests, except as otherwise provided for herein or by applicable Law. Subject to the last sentence of Section 2.04(d), if, at any time after the Company Merger Effective Time or the OpCo Merger Effective Time, Book Entry Interests are presented to the Surviving Corporation or the Surviving LLC, as applicable, for any reason, they shall be canceled and exchanged as provided in this Article II.
(d)   Termination of the Exchange Fund.   Any portion of the Exchange Fund that remains undistributed to the holders of Company Capital Stock or OpCo Common Units for one (1) year after the Closing Date shall be delivered to Parent, upon demand, and any holder of Book Entry Interests who has not theretofore complied with this Article II shall thereafter look only to Parent and the Surviving Corporation for, and Parent and the Surviving Corporation shall remain liable for, payment of its claim for the applicable Merger Consideration (subject to abandoned property, escheat and other similar Laws). Any amounts remaining unclaimed by such holders immediately prior to such time at which such amounts would otherwise escheat to or become the property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation or an Affiliate thereof designated by Parent, free and clear of all claims or interest of any person previously entitled thereto.
(e)   No Liability.   None of Parent, Merger Sub I, Merger Sub II, the Company, OpCo, the Surviving Corporation, the Surviving LLC, the Paying Agent or any other person shall be liable to any person in respect of any portion of the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
(f)   Withholding.
(i)   Parent, the Surviving Entities and the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration or Equity Award Consideration such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, the U.S. Treasury Regulations promulgated thereunder, or any provision of state, local or non-U.S. Tax Law. To the extent amounts are so withheld and paid over to the appropriate Taxing Authority, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.
(ii)   At least five (5) Business Days prior to the Closing Date, the Company will deliver a certificate from the Company, in form and substance as prescribed by the U.S. Treasury Regulations promulgated under Section 1445 of the Code, stating that the Company is not, and has not been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code.
(iii)   At least five (5) Business Days prior to the Closing Date, the Company will deliver a certificate from OpCo, in form and substance as prescribed by Temporary Treasury Regulations Section 1.1445-11T(d)(1) of the Code, stating that fifty percent (50%) or more of the value of the gross assets of OpCo does not consist of United States real property interests (“USRPIs”) within the meaning of Section 897 of the Code and the U.S. Treasury Regulations thereunder or ninety percent (90%) or more of the value of the gross assets of OpCo does not consist of USRPIs plus cash or cash equivalents.
(iv)   The Company shall take reasonable best efforts to cause each payee receiving consideration pursuant to Section 3.19 or Section 4.09 of this Agreement to provide the Company or Parent with a duly executed Internal Revenue Form W-9 (and if to the Company, the Company shall promptly deliver such form to Parent) at least three (3) Business Days prior to the Closing.
SECTION 2.05.   Company Equity Awards.
(a)   Corporate Actions.   Prior to the Closing, the Company shall take, and shall cause OpCo to take, such actions as are necessary (including obtaining any resolutions of the Company Board or, if appropriate, any committee designated thereby) to provide that (except as otherwise agreed in writing by Parent and the applicable individual, including pursuant to any Rollover Agreement):
(i)   each Company Stock Option that was granted (A) prior to the date of this Agreement and is outstanding immediately prior to the Company Merger Effective Time, whether vested or unvested, shall, as of the Company Merger Effective Time, be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product of (I) the number of shares of Class A Common Stock for which such Company Stock Option has not then been exercised and (II) the excess, if any, of the Merger Consideration over the exercise price per share of Class A Common Stock subject to such Company Stock Option (the “Company Stock Option Consideration”) or (B) during the period commencing on the date of this Agreement and ending immediately prior to the Company Merger Effective Time and that is outstanding and (I) vested as of immediately prior to the Company Merger Effective Time shall, as of the Company Merger Effective Time, be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, the Company Stock Option Consideration or (II) unvested as of immediately prior to the Company Merger Effective Time shall, as of the Company Merger Effective Time, be canceled and the holder thereof shall become entitled to the right to receive solely, in full satisfaction of the rights of such holder with respect thereto, a cash payment, without interest, equal to the Company Stock Option Consideration, except that such Company Stock Option Consideration amount shall vest and become payable by the Surviving Corporation subject to and in accordance with the vesting schedule applicable to the corresponding Company Stock Option immediately prior to the Company Merger Effective Time and to which such payment relates (each, an “Option Payment Right”); provided, in each case, that all Company Stock Options with an exercise price per share that is equal to or greater than the Merger Consideration shall be cancelled for no consideration and the holder thereof shall not have any right to receive any consideration in respect thereof; provided, further, that if the employment of a recipient of an Option Payment Right is, following the Company Merger Effective Time but prior to the applicable vesting date, terminated by Parent or its Affiliates (including the Surviving Corporation) without Cause (as defined in the Company Stock Plan as of the date hereof) or due to death or Disability (as defined in the Company Stock Plan as of the date hereof), then the vesting and payment of such Option Payment Right shall be accelerated to the first payroll date after the date of such termination. For purposes of this Section 2.05(a) and Section 2.05(b), the term “applicable vesting date” means the date that the Company Stock Option, share of Company Restricted Stock or LTIP Unit, as applicable, otherwise would have vested in accordance with its terms as in effect as of immediately prior to the Company Merger Effective Time;
(ii)   each share of Company Restricted Stock held by a non-employee director of the Company that is outstanding immediately prior to the Company Merger Effective Time, whether vested or unvested, shall, as of the Company Merger Effective Time, be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the Merger Consideration;
(iii)   each share of Company Restricted Stock that is held by an employee of the Company or any of its Subsidiaries and that is outstanding and unvested as of immediately prior to the Company Merger Effective Time shall, as of the Company Merger Effective Time, be canceled and the holder thereof shall become entitled to the right to receive solely, in full satisfaction of the rights of such holder with respect thereto, a cash payment, without interest, equal to the Merger Consideration, except that such amount shall vest and become payable by the Surviving Corporation subject to and in accordance with the vesting schedule applicable to the corresponding share of

Company Restricted Stock immediately prior to the Company Merger Effective Time and to which such payment relates and otherwise subject to the same terms and conditions as were applicable to such share of Company Restricted Stock (each, a “RS Payment Right”); provided, that, if the employment of a recipient of a RS Payment Right is, following the Company Merger Effective Time but prior to the applicable vesting date, terminated by Parent or its Affiliates (including the Surviving Corporation) without Cause (as defined in the Company Stock Plan as of the date hereof) or due to death or Disability (as defined in the Company Stock Plan as of the date hereof), then the vesting and payment of such RS Payment Right shall be accelerated to the first payroll date after the date of such termination;
(iv)   each LTIP Unit that was granted (A) prior to the date of this Agreement and is outstanding immediately prior to the OpCo Merger Effective Time, whether vested or unvested, shall, as of the OpCo Merger Effective Time, be deemed fully vested with any applicable performance conditions deemed satisfied, and be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product of (I) the number of shares of Class A Common Stock into which such LTIP Unit (together with a corresponding share of Class B Common Stock or Series B Founder Preferred Stock, as applicable) is convertible immediately prior to the OpCo Merger Effective Time and (II) the Merger Consideration or (B) during the period commencing on the date of this Agreement and ending immediately prior to the OpCo Merger Effective Time and that is outstanding immediately prior to the OpCo Merger Effective Time shall, as of the OpCo Merger Effective Time, be canceled and the holder thereof shall then become entitled to the right to receive solely, in full satisfaction of the rights of such holder with respect thereto, a cash payment, without interest, equal to the product of (I) the number of shares of Class A Common Stock into which such LTIP Unit (together with a corresponding share of Class B Common Stock or Series B Founder Preferred Stock, as applicable) is convertible immediately prior to the OpCo Merger Effective Time with any applicable performance conditions deemed satisfied and (II) the Merger Consideration, except that such amount shall vest and become payable by the Surviving LLC subject to and in accordance with the time-vesting schedule applicable to the corresponding LTIP Unit immediately prior to the Company Merger Effective Time and to which such payment relates (each, an “LTIP Payment Right”); provided, further, that if the employment of a recipient of an LTIP Payment Right is, following the OpCo Merger Effective Time but prior to the applicable vesting date, terminated by Parent or its Affiliates (including the Surviving Corporation) without Cause (as defined in the Company Stock Plan as of the date hereof) or due to death or Disability (as defined in the Company Stock Plan as of the date hereof), then the vesting and payment of such LTIP Payment Right shall be accelerated to the first payroll date after the date of such termination;
(v)   each Series A Rollover Profits Unit outstanding immediately prior to the OpCo Merger Effective Time shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor; and
(vi)   each Series B Rollover Profits Unit outstanding immediately as of prior to the OpCo Merger Effective Time shall be deemed fully vested in full as of immediately prior to the OpCo Merger Effective Time and shall be treated in the same manner as other OpCo Common Units in accordance with Section 2.01(c).
(b)   Payments with respect to Company Equity Awards.   (i) Promptly after the Closing (but in any event no later than the end of the first regular payroll cycle commencing following the Closing), the Surviving Corporation or the Surviving LLC, as applicable, shall pay through its payroll systems (or such other method as the Company typically utilizes for such payments) the amounts due pursuant to (A) Section 2.05(a)(i)(A) to the holders of Company Stock Options (the aggregate amount of such cash payable to the holders of such Company Stock Options, the “Closing Option Consideration”), (B) Section 2.05(a)(ii) to the holders of such Company Restricted Stock (the aggregate amount of such cash payable to the holders of such shares of Company Restricted Stock, the “Closing Restricted Stock Consideration”), (C) Section 2.05(a)(iv)(A) to the holders of such LTIP Units (the aggregate amount of the cash payable to the holders of such LTIP Units, the “Closing LTIP Consideration”) and (D) Section 2.05(a)(vi) to the holders of Series B Rollover Profits Units (the aggregate amount of such cash payable to holders of such Series B Rollover Profits Units, the “Series B Rollover Profits Unit Consideration” and, collectively with the Closing Option Consideration, the Closing Restricted Stock Consideration and the Closing LTIP Consideration, the “Closing Equity Award Consideration”) and (ii) promptly after the applicable vesting date (but in any event no later than the end of the first payroll cycle commencing following the applicable vesting date), the Surviving Corporation or the Surviving LLC, as applicable, shall pay through its payroll systems (or such other method as the Company typically utilizes for such payments) the amounts due pursuant to (A) Section 2.05(a)(i)(B) to the holders of Option Payment Rights (the aggregate amount of such cash payable to the holders of such Option Payment Rights, the “Unvested Option Consideration”), (B) Section 2.05(a)(iii) to the holders of RS Payment Rights (the aggregate amount of such cash payable to the holders of such shares of RS Payment Rights, the “Unvested Restricted Stock Consideration”), and (C) Section 2.05(a)(iv)(B) to the holders of LTIP Payment Rights (the aggregate amount of such cash payable to holders of such LTIP Payment Rights, the “Unvested LTIP Consideration” and, collectively with the Unvested Option Consideration, the Unvested Restricted Stock Consideration and the Closing Equity Award Consideration, the “Equity Award Consideration”); provided, however, that in the case of any such amounts that constitute non-qualified deferred compensation under Section 409A of the Code (“Section 409A”), the Surviving Corporation or the Surviving LLC, as applicable, shall pay such amounts at the earliest time permitted under the terms of the applicable agreement, plan or arrangement that will not trigger a tax or penalty under Section 409A. Notwithstanding anything to the contrary in this Agreement, no payments shall be made, or required to be made, pursuant to this Agreement in respect of any Rollover Equity.
(c)   Company Stock Plan; Company ESPP.   Prior to the Closing, the Company shall take, and shall cause OpCo to take, such actions as are necessary (including obtaining any resolutions of the Company Board or, if appropriate, any committee designated thereby) to provide that (i) each Company Stock Plan and the Company ESPP will each terminate as of the Company Merger Effective Time (but subject to the consummation of the Mergers) and (ii) no offering period or purchase period will commence pursuant to the Company ESPP upon or after the date of this Agreement.
SECTION 2.06.   Adjustments.   Notwithstanding any provision of this Article II to the contrary, if between the date hereof and the Closing the outstanding shares of Company Capital Stock or equity interests of OpCo shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction, the Merger Consideration and the Equity Award Consideration, as applicable, shall be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange (other than pursuant to any Rollover Agreement) of shares or similar transaction; provided, however, that nothing in this Section 2.06 shall be construed to permit the Company or OpCo to take any action that is otherwise prohibited by the terms of this Agreement, including Section 5.01.
ARTICLE III
Representations and Warranties of the Company Parties
The Company Parties represent and warrant to the Parent Parties that, except as (i) set forth in the disclosure letter delivered by the Company Parties to the Parent Parties on the date hereof (the “Company Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify the section or subsection of this Agreement to which it corresponds and each other section or subsection of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such information is relevant to such other section or subsection) or (ii) disclosed in the Company SEC Documents or any other report, schedule, form, statement or other document (including exhibits and other information incorporated therein) filed with, or furnished to, the SEC since October 5, 2020 and publicly available, in each case, at least two (2) Business Days prior to the date of this Agreement, other than any risk factor disclosures contained in the “Risk Factors” or forward-looking statement section thereof and any other disclosures contained or referenced in the Company SEC Documents that are predictive, cautionary or forward-looking in nature; provided, however, that any such disclosures in such Company SEC Documents shall be deemed to qualify a representation or warranty only if it is reasonably apparent based on the content of such disclosure that such information is relevant to such representation or warranty; provided, further, that the disclosures in the Company SEC Documents shall not be deemed to qualify any representations or warranties made in Section 3.02.
SECTION 3.01.   Organization and Standing; Subsidiaries.
(a)   The Company Parties are duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company Parties have all requisite corporate power to (i) own, lease or otherwise hold their properties, rights and assets and (ii) conduct their business as it is now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company Parties are duly licensed or qualified to do business and are in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of their business or the ownership, leasing or operation of their properties, rights and assets makes such qualification, licensing or good standing necessary, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)   Section 3.01(b) of the Company Disclosure Letter sets forth an accurate and complete list of each Subsidiary of the Company that, as of the date hereof, is a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company (each, a “Significant Subsidiary”), together with the jurisdiction of incorporation or formation of each such Significant Subsidiary. As of the date hereof, all of the outstanding capital stock of, or other equity or voting interests in, each Significant Subsidiary (except for directors’ qualifying or similar shares and, in the case of OpCo, the Class B Common Units, the LTIP Units, the Series A Rollover Profits Units and the Series B Rollover Profits Units) are owned directly or indirectly owned by the Company or its Subsidiaries free and clear of all Liens, other than Permitted Liens, and free of any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interests. All the shares of capital stock of, or other equity or voting interests in, each such Subsidiary owned by the Company or its Subsidiaries have been duly authorized and validly issued and are fully paid and, in the case of shares of capital stock, nonassessable.
(c)   Each Subsidiary of the Company (other than OpCo, which is the subject of Section 3.01(a)) is duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization, except where the failure to be so organized, existing and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has made available to Parent true, complete and correct copies of the certificate of incorporation and bylaws (or comparable Organizational Documents) of the Company and OpCo, each as amended to the date of this Agreement, and each as so delivered is in full force and effect as of the date of this Agreement. The Company and each of its Subsidiaries is not in default under, or in violation of, any of their respective Organizational Documents.
SECTION 3.02.   Capital Stock.
(a)   The authorized capital stock of the Company consists of 1,590,000,000 shares of Class A Common Stock, 200,000,000 shares of Class B Common Stock and 202,986,033 shares of preferred stock, par value $0.0001 per share, of which 1,600,000 shares are designated as Series A Founder Preferred Stock and 1,386,033 are designated as Series B Founder Preferred Stock. At the close of business on February 24, 2023 (the “Capitalization Date”), (i) 96,737,628 shares of Class A Common Stock were issued and outstanding (including 0 shares of Company Restricted Stock held by non-employee directors of the Company and 461,304 shares of Company Restricted Stock held by employees of the Company or any of its Subsidiaries), (ii) 11,346,629 shares of Class B Common Stock were issued and outstanding, (iii) 11,904,732 shares of Class A Common Stock were reserved and available for issuance pursuant to the Company Stock Plan, of which (A) 4,342,415 shares were issuable upon vesting and settlement of outstanding Company Stock Options, (B) 11,346,629 shares were issuable upon redemption or exchange of the outstanding shares of Class B Common Stock, (C) 1,600,000 shares were issuable upon redemption or exchange of the outstanding shares of Series A Founder Preferred Stock and

(D) 12,732,662 shares were issuable upon redemption or exchange of the outstanding shares of OpCo Common Units (in each case, assuming full vesting and settlement, where applicable, based on achievement of applicable performance goals), (iv) no shares of Class A Common Stock were reserved and available for issuance pursuant to the Company ESPP, (v) 1,600,000 shares of Series A Founder Preferred Stock were issued and outstanding and (vi) 1,386,033 shares of Series B Founder Preferred Stock were issued and outstanding.
(b)   The Company is the sole manager of OpCo. At the close of business on the Capitalization Date, (i) 102,755,967 OpCo Common Units were issued and outstanding, of which (A) 98,337,628 units are designated as Class A Common Units and were held by the Company and (B) 4,418,339 units are designated as Class B Common Units and were held by the other members of OpCo, in such amounts and by such persons as set forth on Section 3.02(e) of the Company Disclosure Letter, (ii) 5,340,000 Series A LTIP Units, 1,386,033 Series B LTIP Units and 1,105,920 Series C LTIP Units were issued and outstanding, (iii) 4,159,217 Series A Rollover Profits Units and 482,370 Series B Rollover Profits Units were issued and outstanding and (iv) one unit designated as the “Carry Unit” pursuant to the OpCo LLC Agreement was issued and outstanding.
(c)   Except as set forth in Section 3.02(a) and Section 3.02(b), as of the date hereof, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company Parties, (ii) no outstanding securities of the Company Parties convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company Parties, other than the Convertible Notes, the OpCo Common Units, the LTIP Units and the Series B Rollover Profits Units, (iii) no outstanding options, warrants, rights or other commitments or agreements to acquire from any Company Party, or that obligate any Company Party to issue, any capital stock of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, such Company Party, (iv) no obligations of any Company Party to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, such Company Party (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities. Other than as set forth in the Company Charter or the OpCo LLC Agreement and other than in respect of the Convertible Notes, there are no outstanding agreements of any kind that obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities (except pursuant to the forfeiture of Company Equity Awards or the acquisition by the Company of shares of Company Common Stock in settlement of the exercise price of Company Stock Options, or for purposes of satisfying Tax withholding obligations with respect to holders of Company Equity Awards), or obligate any Company Party to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. No Subsidiary of the Company owns any Company Common Stock. Other than the Shareholders Agreement and the Registration Rights Agreements, neither the Company nor any of its Subsidiaries is a party to any stockholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities. All outstanding shares of Company Capital Stock and all outstanding equity interests of OpCo have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Since the Capitalization Date through the date hereof, neither the Company nor any of its Subsidiaries has (A) issued any Company Securities or incurred any obligation to make any payments based on the price or value of Company Securities or dividends paid thereon, other than pursuant to Company Equity Awards that were outstanding as of the Capitalization Date or (B) established a record date for, declared, set aside for payment or paid any dividend on, or made any other distribution in respect of, any shares of Company Capital Stock. As of the date of this Agreement, there are no declared and unpaid dividends in respect of any Company Security. No offering or purchase period (whether qualified under Section 423 of the Code or otherwise) under the Company ESPP has ever been commenced.

(d)   As of the Capitalization Date, there was outstanding $264,500,000 aggregate principal amount of Convertible Notes (with a conversion rate as of the date hereof equal to 44.2087 Class A Common Stock per $1,000 principal amount, subject to adjustment as provided in the Indenture).
(e)   Section 3.02(e) of the Company Disclosure Letter sets forth the names and amounts by each person as of the Capitalization Date who hold Class A Common Units, Class B Common Units, LTIP Units, Series A Rollover Profits Units and/or Series B Rollover Profits Units.
SECTION 3.03.   Authority; Noncontravention.
(a)   The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, assuming the representations and warranties set forth in Section 4.06 are true and correct and subject to the receipt of the Company Stockholder Approval, to consummate the Company Merger. The execution, delivery and performance by the Company of this Agreement, and, assuming the representations and warranties set forth in Section 4.06 are true and correct, the consummation by it of the Company Merger, have been duly authorized by the Company Board and, except for obtaining the Company Stockholder Approval and filing the Company Certificate of Merger with the Secretary of State pursuant to the DGCL, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the Company Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by each of the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).
(b)   OpCo has all requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all limited liability company action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the OpCo Merger. The execution, delivery and performance by OpCo of this Agreement and the consummation by it of the OpCo Merger have been duly authorized by the Company in its capacity as the sole manager of OpCo and, except for filing the OpCo Certificate of Merger with the Secretary of State pursuant to the DLLCA, no other limited liability company action on the part of OpCo is necessary to authorize the execution, delivery and performance by OpCo of this Agreement and the consummation by it of the OpCo Merger. This Agreement has been duly executed and delivered by OpCo and, assuming the due authorization, execution and delivery hereof by each of the other parties hereto, constitutes a legal, valid and binding obligation of OpCo, enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c)   The Company Board, at a meeting duly called and held, acting upon the unanimous recommendation of the Transaction Committee, adopted resolutions (i) approving and declaring advisable this Agreement, the Company Merger and the other Merger Transactions and the execution, delivery and performance by the Company of this Agreement and the consummation of the Company Merger and the other Merger Transactions and (ii) recommending that the Company’s stockholders adopt this Agreement (such recommendation, the “Company Board Recommendation”), which resolutions have not, except after the date hereof as permitted by Section 5.02, been subsequently rescinded, modified or withdrawn. The Company Board has directed that the Company submit the adoption of this Agreement to a vote at a meeting of the stockholders of the Company in accordance with the terms of this Agreement. The affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Company Capital Stock, voting together as a single class (the “Company Stockholder Approval”), at the Company Stockholders’ Meeting or any adjournment or postponement thereof, is the only vote of the holders of any class or series of Company Capital Stock necessary to adopt this Agreement and approve the Transactions.
(d)   The Company, in its capacity as the sole manager of OpCo, has adopted resolutions approving and declaring advisable this Agreement, the Mergers and the other Merger Transactions and the execution, delivery and performance by OpCo of this Agreement and the consummation of the Mergers and the other Merger Transactions.
(e)   The execution, delivery and performance of this Agreement by the Company and OpCo do not, and the consummation by the Company of the Company Merger or any of the other Merger Transactions and by OpCo of the OpCo Merger and any of the other Merger Transactions and compliance by the Company and OpCo with the provisions of this Agreement do not and will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, modification, purchase, offer, refusal, cancelation or acceleration of any obligation or to the loss of any benefit under, or result in the creation of any Lien (except for a Permitted Lien) upon any of the properties, rights or assets of the Company or any of its Subsidiaries under, (i) the Company Charter, the Company Bylaws, the OpCo LLC Agreement or the comparable Organizational Documents of any of the Significant Subsidiaries, (ii) any Contract or (iii) subject to receipt of the governmental filings and other matters referred to in Section 3.03(f), any (A) constitution, statute, law (including common law), ordinance, rule or regulation (domestic or foreign) issued, promulgated or entered into by or with any Governmental Authority (each, a “Law”) applicable to the Company or any of its Subsidiaries or any of their respective properties, rights or assets or (B) order, writ, injunction, decree, judgment, award, settlement or stipulation issued, promulgated or entered into by or with any Governmental Authority or competent arbitral tribunal (each, an “Order”) applicable to the Company or any of its Subsidiaries or any of their respective properties, rights or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights of termination, modification, purchase, offer, refusal, cancelation or acceleration, losses or Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(f)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or OpCo or the consummation by the Company of the Company Merger or any of the other Merger Transactions or by OpCo of the OpCo Merger or any of the other Merger Transactions, except for (i) filings required under, and compliance with other applicable requirements of, any applicable Antitrust and Foreign Investment Law, (ii) compliance with applicable requirements of the Exchange Act, including the filing with the SEC of a proxy statement relating to the Company Stockholders’ Meeting (as amended or supplemented from time to time, the “Proxy Statement”), (iii) compliance with the rules and regulations of the NASDAQ Global Market (“NASDAQ”), (iv) the filing of the Company Certificate of Merger and the OpCo Certificate of Merger with the Secretary of State pursuant to the DGCL and the DLLCA, as applicable, and of appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (v) compliance with any applicable international, federal or state securities or “blue sky” Laws and (vi) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained, made or given would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
SECTION 3.04.   Company SEC Documents; Undisclosed Liabilities.
(a)   The Company has timely filed with or furnished to the SEC all material reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed by the Company under the Securities Act, the Exchange Act or the Sarbanes-Oxley Act since October 5, 2020 (the “Company SEC Documents”). As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), the Company SEC Documents complied as to form in all material respects with the requirements of NASDAQ, the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents. The Company has made available to Parent true and complete copies of any material correspondence since October 5, 2020 with the SEC. As of the date hereof, to the Knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review or ongoing SEC investigation. None of the Company Subsidiaries are required to file periodic reports with the SEC pursuant to the Exchange Act. The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ.
(b)   The consolidated financial statements of the Company (including the related notes and schedules) included or incorporated by reference in the Company SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with the published rules and regulations of the SEC with respect thereto, had been prepared in all material respects in accordance with GAAP (except, in the case of unaudited statements, as permitted by rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end adjustments).
(c)   Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto) except liabilities (i) reflected or reserved against in the most recent balance sheet (including the notes thereto) of the Company and its Subsidiaries included in the Company SEC Documents filed prior to the date hereof, (ii) incurred after September 30, 2022 in the ordinary course of business, (iii) incurred in connection with this Agreement or otherwise incurred in connection with the Transactions, or (iv) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(d)   The Company has established and maintains, and at all time since October 5, 2020 has maintained, disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act with respect to the Company and its Subsidiaries. Since October 5, 2020, neither the Company, the Company Board, the audit committee of the Company, nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified, been made aware of or received any written notification of (i) any “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s or its Subsidiaries internal controls over financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s or its Subsidiaries’ ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated, or (ii) fraud that involved management or other employees of the Company who have a significant role in the internal controls over financial reporting of the Company or any of its Subsidiaries, and since October 5, 2020, the Company’s chief executive officer and its chief financial officer have disclosed, based on their evaluation of internal control over financial reporting to the Company’s auditors and the audit committee of the Company Board any instances of “significant deficiencies,” “material weaknesses” or fraud referred to in clauses (i) and (ii) above.
(e)   Section 3.04(e) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a schedule showing the outstanding Indebtedness of the Company and each of its Subsidiaries.
SECTION 3.05.   Absence of Certain Changes.
(a)   From December 31, 2021, through the date hereof, except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto, the business of the Company and its Subsidiaries has been carried on and conducted in all material respects in the ordinary course of business consistent with past practices.

(b)   From December 31, 2021, there has not been any Material Adverse Effect or any effect, change, event, circumstance or occurrence that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)   From December 31, 2021, through the date hereof, neither the Company nor any of its Subsidiaries has taken any action (or agreed to take any action) that, if taken after the date hereof, would violate Sections 5.01(a)(B)(i), (v), (vi), (vii), (viii), (x), (xi)(A) or (xv) (or Section 5.01(a)(B)(xix) with respect to any of the foregoing) in any material respect.
SECTION 3.06.   Litigation.   There are no (a) pending or, to the Knowledge of the Company, threatened actions, suits, claims, charges, lawsuits, litigations, hearings, arbitrations or similar proceedings (collectively, “Actions”) against the Company or any of its Subsidiaries, (b) to the Knowledge of the Company, pending investigations by any Governmental Authority against the Company or any of its Subsidiaries, or (c)Orders to which the Company or any of its Subsidiaries is subject, except, in each case in clauses (a), (b) or (c) above, for those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or for which such Actions, investigations or Orders have been made as of the date of this Agreement that could result in liability to the Company or any of its Subsidiaries in excess of $500,000 individually.
SECTION 3.07.   Compliance with Laws; Permits.
(a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries are, and since October 5, 2020 have been, in compliance with all Laws and Orders applicable to the Company and its Subsidiaries. The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities (collectively, “Permits”) necessary for the lawful conduct of their respective businesses, except where the failure to hold a Permit would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Permits are in full force and effect, except where the failure to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries (i) is, and since October 5, 2020 has been, in compliance with all Permits and (ii) has not, since October 5, 2020, received any notice of any cancellation, suspension, revocation, invalidation or non-renewal of any Permit, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)   The Company and each of its Subsidiaries, and each of their respective officers and directors, and, to the Knowledge of the Company, its employees, agents, and representatives have at all times during the past five (5) years complied in all material respects with Anti-Corruption Laws. There have been no false or fictitious entries made in the books or records of the Company or its Subsidiaries relating to any illegal payment or secret or unrecorded fund and the Company has not established or maintained a secret or unrecorded fund. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company and its Subsidiaries, and their respective directors, officers, employees, agents, and representatives with Anti-Corruption Laws, and to the Knowledge of the Company, no Governmental Authority is investigating or has in the past five (5) years conducted, initiated or threatened any investigation of the Company or its Subsidiaries in connection with an alleged or potential violation of any Anti-Corruption Law.
(c)   The Company and its Subsidiaries, and their respective officers and directors, and to the Knowledge of the Company, their respective employees, agents, and representatives have at all times during the past five (5) years complied in all material respects with Sanctions. During the past five (5) years, none of the Company or its Subsidiaries, nor any of their respective officers or directors, nor, to the Knowledge of the Company, any of their respective employees, agents, representatives, or beneficial owners is or has been: (i) a Sanctioned Person, (ii) owned or controlled by a Sanctioned Person, (iii) has maintained or maintains any offices, branches, operations, assets, investments, employees, or agents in any Sanctioned Country, (iv) has participated in any transaction or business dealing with any Sanctioned Person or in any Sanctioned Country, (v) has received from any Governmental Authority or any other person any notice, inquiry, or internal or external allegation regarding an actual or alleged violation of Sanctions, or (vi) made any voluntary or involuntary disclosure to a Governmental Authority regarding an actual or alleged violation of Sanctions.

SECTION 3.08.   Tax Matters.
(a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(i)   the Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file obtained in the ordinary course) all income and other material Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects;
(ii)   all Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown as due on a Tax Return) have been timely paid or adequately reserved against in accordance with GAAP;
(iii)   the Company and each of its Subsidiaries has not received written notice of any pending audits, examinations, investigations, proposed adjustments, claims or other proceedings in respect of any Taxes of the Company or any of its Subsidiaries;
(iv)   there are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries, other than Permitted Liens;
(v)   neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two (2)-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or non-U.S. Law);
(vi)   neither the Company nor any of its Subsidiaries has been a member of an affiliated group of corporations filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which is the Company and which solely comprises the Company and/or one or more of its Subsidiaries) or has any liability for the Taxes of any person (other than the Company or any of its Subsidiaries) under U.S. Treasury Regulation Section 1.1502-6 (or any similar provision of any state, local or non-U.S. Law), as a transferee or successor, by contract or otherwise;
(vii)   neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any obligation under, any Tax sharing Contract, Tax indemnification Contract, Tax allocation Contract or any similar arrangement (including, for the avoidance of doubt, any OpCo TMA), other than (i) Contracts or arrangements solely among the Company and its Subsidiaries and (ii) customary Tax indemnification provisions in commercial Contracts entered into in the ordinary course of business, the primary purpose of which does not relate to Taxes (which, in each case, shall not include an OpCo TMA);
(viii)   neither the Company nor any of its Subsidiaries has currently in effect any waiver of any statute of limitations in respect of Taxes or any agreement to any extension of time with respect to an assessment or deficiency for Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business);
(ix)   neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b)(2);
(x)   no written claim has ever been made by a Taxing Authority in a jurisdiction where the Company or its Subsidiaries does not file Tax Returns that the Company or such Subsidiary is or may be subject to taxation by, or required to file Tax Returns in, that jurisdiction;
(xi)   each of the Company and its Subsidiaries has deducted, withheld and timely paid to the appropriate Taxing Authority all amounts of Taxes required to be deducted, withheld or paid in connection with amounts paid or owing to any employee, former employee, independent contractor, creditor, stockholder or other person;

(xii)   neither the Company nor any of its Subsidiaries will be required to include any amounts in income, or exclude any items of deduction, in a taxable period (or portion thereof) beginning after the Closing Date as a result of (A) a change in or incorrect method of accounting occurring prior to the Closing, (B) an installment sale or open transaction arising in a taxable period (or portion thereof) ending on or before the Closing Date, (C) a prepaid amount received prior to the Closing, (D) a “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) executed on or prior to the Closing Date, (E) any intercompany transactions or excess loss account described in the U.S. Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) or (F) an election under Section 965(h) of the Code;
(xiii)   neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the period specified in Section 897(c)(1)(A)(ii) of the Code;
(xiv) (A) the Company is treated, and since the Company’s domestication transaction on October 5, 2020 has always been treated, as a domestic corporation for U.S. federal income Tax purposes within the meaning of sections 7701(a)(4) of the Code and (B) the Company’s domestication transaction on October 5, 2020 qualified as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code;
(xv)   OpCo is, and has been at all times since its formation, properly classified as a partnership for U.S. federal income (and applicable state and local) Tax purposes; and
(xvi)   OpCo has not made any election pursuant to Section 1101(g) of the Bipartisan Budget Act of 2015 to cause Sections 6221-6241 of the Code (as amended by the Bipartisan Budget Act of 2015) to apply to any taxable year beginning prior to January 1, 2018 (or any comparable election for state or local Tax purposes).
SECTION 3.09.   Employee Benefits; ERISA Compliance.
(a)   Section 3.09(a) of the Company Disclosure Letter sets forth, as of the date hereof, a true, correct and complete list of each material Company Benefit Plan. The Company has made available to Parent true and complete copies (to the extent applicable) of (i) all material Company Benefit Plans or, in the case of any unwritten material Company Benefit Plan, a written description thereof, including any amendment thereto, other than any document that the Company or any of its Subsidiaries is prohibited from making available to Parent as the result of applicable Law relating to the safeguarding of data privacy, (ii) the most recent annual report on Form 5500 or such similar report, statement or information return required to be filed with or delivered to any Governmental Authority (and attached schedules), if any, in each case, with respect to each material Company Benefit Plan, (iii) each trust, insurance, annuity or other funding Contract relating to any material Company Benefit Plan, (iv) the most recent financial statements and actuarial or other valuation reports for each material Company Benefit Plan (if any) and (v) any material correspondence with the IRS, the U.S. Department of Labor or any similar Governmental Authority since October 5, 2020 relating to any compliance issues with respect of any such Company Benefit Plan.
(b)   Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) none of the Company Benefit Plans or related trusts is the subject of any proceeding or investigation (or, to the Knowledge of the Company, threatened proceeding or investigation) by any person, including any Governmental Authority, that could be reasonably expected to result in a termination of such Company Benefit Plan or trust or any other liability to the Company or any of its Subsidiaries, (ii) there has not been any “reportable event” (as that term is defined in Section 4043 of ERISA and as to which the notice requirement under Section 4043 of ERISA has not been waived) with respect to any Company Benefit Plan since January 1, 2017, (iii) no material Company Benefit Plan that is an employee welfare benefit plan is unfunded or self-insured or funded through a “welfare benefit fund” (as defined in Section 419(e) of the Code) or other funding mechanism and (iv) no Company Benefit Plan provides health, medical, life or other welfare benefits after retirement or other termination of employment to any person (other than for continuation coverage required under Section 4980(B)(f) of the Code or similar applicable Law).

(c)   Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Company Benefit Plan and its related trust, insurance contract or other funding vehicle has been maintained, funded and administered in accordance with its terms and is in compliance with ERISA, the Code and all other Laws applicable to such Company Benefit Plan, (ii) the Company and each of its Subsidiaries is in compliance with ERISA, the Code and all other Laws applicable to the Company Benefit Plans and (iii) each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is covered by a favorable determination or opinion letter from the IRS that it is so qualified and, to the Knowledge of the Company, no circumstances exist that could reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan or its related trust.
(d)   Neither the Company nor any of its ERISA Affiliates has in the past six years maintained, sponsored or contributed to or currently maintains, sponsors or contributes to (i) a “multiemployer plan” (as defined in Section 3(37) of ERISA), (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA or Section 413(c) of the Code) or (iii) a defined benefit pension plan or plan subject to Section 302 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA.
(e)   None of the execution and delivery of this Agreement or the consummation of any of the Merger Transactions (alone or in conjunction with any other event, including any termination of employment on or following the Closing) will (i) entitle any Company Participant to any additional or increased compensation or benefit, (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other material obligation under any Company Benefit Plan, (iii) result in any forgiveness of indebtedness, trigger any funding obligations under any Company Benefit Plan, breach or violation of, default under or limit on the Company’s or any of its Subsidiaries’ right to amend, modify or terminate any Company Benefit Plan or (iv) result in any “excess parachute payment” (within the meaning of Section 280G of the Code) becoming due to any Company Participant. No Company Participant is entitled to receive any gross-up or additional payment in respect of any Taxes (including, without limitation, the Taxes required under Section 409A or Section 4999 of the Code) being imposed on such person.
(f)   Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Company Benefit Plan that is maintained primarily for the benefit of any Company Participant whose primary work location is based outside of the United States (i) has been established, maintained and administered in compliance in all respects with its terms and conditions and with the requirements prescribed by any applicable Laws, (ii) if intended to qualify for special Tax treatment, meets all the requirements for such treatment and (iii) if intended to be funded and/or book-reserved, is fully funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions.
SECTION 3.10.   Labor Matters.
(a)   As of the date hereof, there are no Company Collective Bargaining Agreements.
(b)   Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) there is not any, and during the past three (3) years there has not been any, labor strike, dispute, work stoppage or lockout pending, or, to the Knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries, (ii) to the Knowledge of the Company, no union organizational campaign is in progress with respect to the employees of the Company or any of its Subsidiaries and no question concerning representation of such employees exists, (iii) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice, (iv) there is not any unfair labor practice charges or complaints against the Company or any of its Subsidiaries pending, or, to the Knowledge of the Company, threatened, before the National Labor Relations Board, (v) there is not any pending, or, to the Knowledge of the Company, threatened, union grievances against the Company or any of its Subsidiaries that reasonably could be expected to result in an adverse determination, (vi) the Company and each of its Subsidiaries is in compliance with all applicable Laws with respect to labor relations, employment and employment practices, occupational safety and health standards, terms and conditions of employment, payment of wages, classification of employees, immigration, visa, work status, pay equity and workers’ compensation and (vii) neither the Company nor any of its Subsidiaries has received written communication during the past three (3) years of the intent of any Governmental Authority responsible for the enforcement of labor or employment Laws to conduct an investigation of or affecting the Company or any of its Subsidiaries and, to the Knowledge of the Company, no such investigation is in progress.
(c)   Since October 5, 2020, the Company and its Subsidiaries have not been party to a settlement agreement with any current or former director, officer or employee of the Company resolving allegations of sexual harassment. To Knowledge of the Company, there is not, and there has not been since October 5, 2020, any material allegations of sexual harassment by or against any current or former director, officer or employee of the Company or any of its Subsidiaries.
(d)   Since October 5, 2020, neither the Company nor any of its Subsidiaries has effectuated: (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act (the “WARN Act”) or any similar state or local Law) or (ii) a “mass layoff” (as defined in the WARN Act, or any similar state or local Law).
SECTION 3.11.   Environmental Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(a)   the Company and its Subsidiaries have obtained and, since October 5, 2020, complied with each Permit required by Environmental Laws for the operation of its business as currently conducted (“Environmental Permit”);
(b)   the Company and its Subsidiaries are, and since October 5, 2020 have been, in compliance with all Environmental Laws;
(c)   there are no Actions pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries under any Environmental Laws, including any such Actions arising or resulting from the operation by the Company or any of its Subsidiaries of their respective businesses;
(d)   none of the Company or any of its Subsidiaries has received since October 5, 2020 any communication alleging that the Company or any of its Subsidiaries, as applicable, is not in compliance with or is liable or potentially liable under any Environmental Laws or any Environmental Permit that has not been fully and finally resolved without further obligation;
(e)   none of Company or any of its Subsidiaries has assumed or retained pursuant to any Contract, any liability or obligation under any Environmental Law or regarding any Hazardous Materials; and
(f)   there is no and has not been any Release or threatened Release of any Hazardous Material at, on, under or from any Owned Real Property, Leased Real Property or any other location, in each case that would reasonably be expected to result in an Action or Order against the Company or any of its Subsidiaries pursuant to any Environmental Law, including with respect to any requirement to conduct or fund any remedial action.
SECTION 3.12.   Intellectual Property.
(a)   Section 3.12(a) of the Company Disclosure Letter sets forth an accurate and complete list of all material Registered Intellectual Property as of the date of this Agreement, and all of such items are subsisting, unexpired, and, to the Knowledge of the Company, all registrations therein are valid and enforceable.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries own (free and clear of all Liens except for Permitted Liens) their material proprietary Intellectual Property and own or have the valid rights to use all other Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted; provided that, nothing in this Section 3.12(b) shall be interpreted or construed as a representation or warranty with respect to whether there is any infringement of any third-party Intellectual Property, which is the subject of Section 3.12(d).

(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no claims are pending or, to the Knowledge of the Company, threatened, and since October 5, 2020, the Company has not received any written notice or claim, in each case, (i) challenging the ownership, validity, enforceability or use by the Company or any of its Subsidiaries of any Intellectual Property owned by the Company or any of its Subsidiaries or (ii) alleging that the Company or any of its Subsidiaries are infringing, misappropriating or otherwise violating the Intellectual Property of any other person.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since October 5, 2020, no person has infringed, misappropriated or otherwise violated the rights of the Company or any of its Subsidiaries with respect to any Intellectual Property owned by the Company or a Subsidiary of the Company.
(e)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries are, and at all times since October 5, 2020 have been, in compliance in all respects with all applicable Laws and written contractual requirements pertaining to data protection or the privacy, security, collection, use and disclosure of Personally Identifiable Information.
(f)   Company and its Subsidiaries have taken commercially reasonable steps to maintain and protect the integrity and operation of the information technology systems, computers, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment owned or controlled by the Company or its Subsidiaries and/or used in connection with their business (the “IT Systems”) (and all data, including personal data, processed thereby or stored therein). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since October 5, 2020, (i) there has been no actual or alleged security breach or material unauthorized access to or use of any IT Systems used by Company or its Subsidiaries (or any data, including personal data, processed thereby or stored therein) by any other person; and (ii) all IT Systems used by the Company and its Subsidiaries (x) function in accordance with their specifications, documentation and/or intended purpose in all material respects; and (y) are free from material defects, deficiencies, errors, disabling mechanisms, viruses, time locks, Trojan horses, malware or other contaminants or corruptants.
SECTION 3.13.   Rights Agreement; Anti-Takeover Provisions.
(a)   Neither the Company nor any of its Subsidiaries is party to any stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.
(b)   Assuming the accuracy of the representations and warranties set forth in Section 4.06, the Company Parties and the Company Board, as applicable, have taken all necessary action so that the restrictions applicable to business combinations contained in Section 203 of the DGCL and any takeover, anti-takeover, moratorium, “fair price”, “control share” or other similar Law (collectively, “Takeover Laws”) applicable to the Company does not, and will not, apply to this Agreement or the Merger Transactions.
SECTION 3.14.   Personal Property.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have good and valid title to all the personal properties, rights and assets reflected on the most recent audited balance sheet of the Company and its Subsidiaries included in the Company SEC Documents as being owned by the Company or one of its Subsidiaries or acquired after the date thereof that are material to the Company and its Subsidiaries, taken as a whole (except for properties, rights and assets that have been disposed of since the date thereof).
SECTION 3.15.   Real Property.
(a)   The global Asset Tape attached as Section 3.15 of the Company Disclosure Letter (the “Asset Tape”) sets forth, as of September 30, 2022, for each Property Asset, the following information: (i) the parcel identification, (ii) the country in which the parcel is located, (iii) the type of asset (e.g., tower, rooftop, water tank, etc.), (iv) the type of interest that is held or owned by the Company or its

Subsidiaries (e.g., fee simple, leasehold, Easement, Usufruct, Surface Right or Assignment of Rents), (v) the date the interest was acquired, (vi) the term of the interest, (vii) whether or not a mortgage exists, (viii) whether a subordination, non-disturbance and attornment agreement is in place, (ix) the name of the Operator (under the column “Customer”) under the applicable Operator Contract, (x) the remaining term of the applicable Operator Contract and (xi) the Monthly Recurring Revenue (under the column “Current Monthly Cash Flow (local currency)”). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Asset Tape is true, complete and accurate in all respects as of September 30, 2022.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all the real property listed on the Asset Tape as being held in “Fee Simple” constitute an accurate and complete list of all real property in which the Company or a Subsidiary of the Company holds fee simple title as of September 30, 2022 (each, an “Owned Real Property”) and (ii) the Company or a Subsidiary of the Company has good and valid fee simple title (or the local equivalent) to each parcel of Owned Real Property, in each case, free and clear of Liens other than Permitted Liens.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all the real property listed on the Asset Tape as being held as a “Leasehold Interest” constitute an accurate and complete list of all real property for which the Company or a Subsidiary of the Company has entered into a head lease, ground lease, land lease, lease, license or sublease (each, a “Lease”), as the lessee, licensee or sublessee, with the fee owner or superior leasehold owner thereof, as the lessor, licensor or sublessor, as of September 30, 2022 (each, a “Leased Real Property”), (ii) the Company or a Subsidiary of the Company has a good and valid leasehold or subleasehold interest, or other valid right of access and use, in and to each parcel of Leased Real Property, in each case, free and clear of Liens other than Permitted Liens and (iii) each Lease is in full force and effect.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all the real property listed on the Asset Tape as being held as a “Usufruct” constitute an accurate and complete list of all real property for which the Company or a Subsidiary of the Company has been granted a “usufruct” right to use property for certain wireless communications purposes as of September 30, 2022 (each, a “Usufruct”), (ii) the Company or a Subsidiary of the Company is the grantee under each Usufruct, (iii) to the Knowledge of the Company, the interest of the Company or a Subsidiary of the Company, as applicable, in each Usufruct is not subject to any Liens other than Permitted Liens and (iv) each Usufruct is in full force and effect.
(e)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all the real property listed on the Asset Tape as being held as an “Easement” constitute an accurate and complete list of all real property for which the Company or a Subsidiary of the Company has been granted an easement or right of way for certain wireless communications purposes as of September 30, 2022 (each, an “Easement”), (ii) the Company or a Subsidiary of the Company is the grantee under each Easement, (iii) to the Knowledge of the Company, the interest of the Company or a Subsidiary of the Company, as applicable, in each Easement is not subject to any Liens other than Permitted Liens and (iv) each Easement is in full force and effect.
(f)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all the real property listed on the Asset Tape as being held as a “Surface Right” constitute an accurate and complete list of all real property for which the Company or a Subsidiary of the Company has been granted a “surface right” to use property for certain wireless communications purposes as of September 30, 2022 (each, a “Surface Right”), (ii) the Company or a Subsidiary of the Company is the grantee under each Surface Right, (iii) to the Knowledge of the Company, the interest of the Company or a Subsidiary of the Company, as applicable, in each Surface Right is not subject to any Liens other than Permitted Liens and (iv) each Surface Right is in full force and effect.
(g)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all the real property listed on the Asset Tape as being held pursuant to an “Assignment of Rents” (each such agreement, an “Assignment of Rents”) constitute an accurate and complete list of all real property for which the Company or a Subsidiary of the Company has been assigned a right to receive the rents due from the applicable Operator pursuant to the Operator Contract governing such real property as of September 30, 2022 (each such property, a “Rental Property” and collectively with the Owned Real Properties, the Leased Real Properties and the Easement Properties, the “Property Assets”) and (ii) each Assignment of Rents is in full force and effect.
(h)   With respect to each Operator Contract designated as “Eligible” on the Asset Tape, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each such Operator Contract is a valid and binding agreement and is in full force and effect.
(i)   With respect to any Property Contract, including any Operator Contract, that is designated as “Eligible” on the Asset Tape, except as would not, individually or in the aggregate,reasonably be expected to have a Material Adverse Effect, none of the Company or a Subsidiary of the Company has received written notice of any default that remains uncured, or event, which, with notice or lapse of time, or both, could constitute a default by the Company or a Subsidiary of the Company, as applicable, under any such Property Contract, and, there is no event which, with the giving of notice or the passage of time or both, would constitute a default of the Company or a Subsidiary of the Company, as applicable, thereunder, or, to the Knowledge of the Company, any other party to such Property Contract which default remains uncured. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company or any Subsidiary of the Company is party to any Property Contract with a right of first refusal, right of first offer or similar right that would be applicable to the transactions contemplated by this Agreement.
(j)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) there are no present or pending Actions relative to condemnation or eminent domain by any Governmental Authority, affecting any material portion of the Owned Real Properties, the Leased Real Properties or the Easement Properties and (ii) all buildings, structures, fixtures and building systems actually owned or maintained by the Company or its Subsidiaries and included in the Owned Real Properties, the Leased Real Properties and the Easement Properties are in good operating condition and repair, and are suitable for the purposes for which they are currently used in all material respects, subject to reasonable wear and tear.
SECTION 3.16.   Material Contracts.
(a)   Section 3.16(a) of the Company Disclosure Letter sets forth an accurate and complete list of all Material Contracts as of the date of this Agreement. For purposes of this Agreement, “Material Contract” means any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound (other than this Agreement and the Company Benefit Plans) that:
(i)   is or would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K or that would be required to be disclosed under Item 404 of Regulation S-K;
(ii)   is with respect to a joint venture, partnership or other similar arrangement that is material to the business of the Company and its Subsidiaries, taken as a whole, and relates to the formation, creation, governance or control of any such joint venture, partnership or other similar arrangement;
(iii)   provides for Indebtedness of the Company or any of its Subsidiaries having an outstanding or committed amount in excess of $1,000,000, other than Indebtedness between or among any of the Company and any of its Subsidiaries, on the one hand, and any of the Company and any of its Subsidiaries, on the other hand;
(iv)   relates to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise, including any option to acquire) that (A) was entered into on or after October 5, 2020 and was required in accordance with the Company’s Delegation of Authority Policy to receive approval from the Investment Committee of the Company Board or the full Company Board, or (B) has any outstanding obligations of the Company or any of its Subsidiaries that involve, or would reasonably be expected to involve, payments by the Company or any of its Subsidiaries of more than $1,000,000 after the date hereof;
(v)   restricts the payment of dividends or distributions in respect of the Company Capital Stock, the OpCo Common Units or the capital stock of any of the Company’s wholly owned Subsidiaries, restricts the pledging of the OpCo Common Units or the capital stock of any of the Company’s wholly owned Subsidiaries or restricts the issuance of any guarantee of Indebtedness by the Company, OpCo or any of the Company’s wholly owned Subsidiaries;
(vi)   is a material license, royalty or similar Contract with respect to Intellectual Property (other than (A) generally commercially available, “off-the-shelf” software programs or (B) non-exclusive licenses granted by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practices);
(vii)   provides for a guarantee by the Company or any of its Subsidiaries of Indebtedness of any unaffiliated third party in excess of $1,000,000;
(viii)   provides for the settlement of any material claim against the Company or any of its Subsidiaries (A) that would require the Company or any of its Subsidiaries to pay consideration of more than $1,000,000 after the date of this Agreement or (B) that contains restrictions on the business and operations of the Company and its Subsidiaries that are material to the business of the Company and its Subsidiaries, taken as a whole;
(ix)   which would reasonably be expected to involve payments by or to the Company or any of its Subsidiaries of more than $1,000,000 per any twelve (12)-month period;
(x)   is material to the business of the Company and its Subsidiaries, taken as a whole, and contains provisions that prohibit the Company or any of its Subsidiaries or any person that controls, or is under common control with, the Company from competing in any line of business or grants a right of exclusivity to any person that prevents the Company or any of its Subsidiaries from entering any territory, market or field or freely engaging in business anywhere in the world, other than Contracts that can be terminated (including such restrictive provisions) by the Company or any of its Subsidiaries on less than ninety (90) days’ notice by the Company or any of its Subsidiaries;
(xi)   is a swap, exchange, commodity option or hedging Contract;
(xii)   is a Contract that (A) grants, or agrees to grant, any person (other than the Company or any of its Subsidiaries) a right to “most favored nation” terms, (B) obligates the Company or any of its Subsidiaries to sell, buy, lease or distribute products or services on an exclusive basis with any person (other than the Company or any of its Subsidiaries), or (C) requires or contains minimum purchase or sale obligations on the part of the Company or any of its Subsidiaries; or
(xiii)   is a Contract or agreement to enter into a Contract described in any of the foregoing.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, as of the date hereof, (i) each Material Contract is valid and binding on the Company or its applicable Subsidiary, and to the Knowledge of the Company, each other party thereto, subject to the Bankruptcy and Equity Exception, and is in full force and effect in accordance with its terms, except to the extent such Material Contract has expired in accordance with its terms, (ii) neither the Company nor any of its Subsidiaries is in breach or violation of, or in default under, any Material Contract and (iii) to the Knowledge of the Company, no event or condition exists which (with or without notice or lapse of time, or both) would constitute a breach, violation or default on the part of the Company or any of its Subsidiaries under any Material Contract. None of the Company or any of its Subsidiaries has received from the applicable counterparty notice of any violation or default under (or of any condition which with the passage of time or the giving of notice would cause a violation of or default under) any Material Contract that has not been cured or waived, except to the extent such violation, default or condition would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 3.17.   Insurance.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Company and its Subsidiaries own or hold policies of insurance, or are self-insured, in amounts providing reasonably adequate coverage against all risks customarily insured against by companies in similar lines of business as the Company and its Subsidiaries and (b) all such insurance policies are in full force and effect, no notice of cancellation or modification has been received and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default by any insured thereunder. As of the date hereof, there is no claim pending under any of such policies as to which coverage has been denied or disputed by the underwriters of such policies.
SECTION 3.18.   Opinion of Financial Advisors.   Each of Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC has rendered to the Company Board, and Barclays Capital Inc. has rendered to the Transaction Committee, its respective oral opinion, to be confirmed by delivery of a written opinion, each to the effect that, as of the date hereof, and subject to the limitations, qualifications and assumptions set forth therein, the per share Merger Consideration to be received by the holders of shares of Class A Common Stock is fair, from a financial point of view, to such holders. It is agreed and understood that such opinions are for the benefit of the Company Board and the Transaction Committee, respectively, and may not be relied on by the Parent Parties. An executed, correct and complete copy of such opinions will promptly be made available to Parent for informational purposes only following receipt thereof by the Company.
SECTION 3.19.   Brokers and Other Advisors.   Except for Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Barclays Capital Inc., the fees and expenses of which will be paid by the Company, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.
SECTION 3.20.   Company Debt Agreements.
(a)   The Company has made available to the Parent Parties true and complete copies of each of the Debt Agreements and the Indenture, in each case, (i) including all exhibits, annexes and schedules attached thereto and (ii) as amended, supplemented or otherwise modified or replaced from time to time after the date of this Agreement.
(b)   As of the date hereof, (i) no Debt Default has occurred or is continuing under any of the Debt Agreements and (ii) the Debt Agreements are in effect and are enforceable against each party thereto, subject to the Bankruptcy and Equity Exception, the applicable Subsidiaries of the Company are in compliance therewith and the commitments, if any, thereunder are available to each Subsidiary of the Company specified therein subject to the terms and conditions thereof.
SECTION 3.21.   Affiliate Transactions.   Except for compensation or other employment arrangements with employees of the Company and its Subsidiaries in the ordinary course of business consistent with past practice, there are no, and since October 5, 2020 there have been no, transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliates, director, officer or employee thereof or any holder of 1% or more of the equity interests of the Company, on the other hand, that would be required to be disclosed under Item 404 under Regulation S-K under the Securities Act and that have not been so disclosed in the Company SEC Documents.
SECTION 3.22.   Customers.   Section 3.22 of the Company Disclosure Letter sets forth the top ten (10) customers of the Company and/or its Subsidiaries on a consolidated basis, based on the dollar amount rent payments paid by any such persons to the Company and its Subsidiaries for the most recently completed fiscal year (the “Material Customers”). No Material Customer has given the Company or any of its Subsidiaries written notice to the effect that such Material Customer (a) intends to stop or materially alter its business relationship with the Company or any Subsidiary or (b) has any material dispute with respect to any Material Contract.
SECTION 3.23.   Proxy Statement; Other Information.   None of the information regarding the Company, any of its Subsidiaries or the Merger Transactions to be provided by the Company or any of its Subsidiaries specifically for inclusion in, or incorporation by reference into, the Proxy Statement or the documents relating to the Merger Transactions that are filed with the SEC and/or distributed to the stockholders of the Company (the “Distribution Documents”) will, in the case of the Proxy Statement and the Distribution Documents or any amendment or supplement thereto, at the time of the first mailing of the Proxy Statement and the Distribution Documents and of any amendment or supplement thereto, on the date of the Company Stockholders’ Meeting, contain an untrue or false statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not false or misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act.
ARTICLE IV
Representations and Warranties of the Parent Parties
The Parent Parties represent and warrant to the Company Parties that, except as set forth in the disclosure letter delivered by the Parent Parties to the Company Parties on the date hereof (the “Parent Disclosure Letter”) (it being understood that any information set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to apply to and qualify the section or subsection of this Agreement to which it corresponds and each other section or subsection of this Agreement to the extent that it is reasonably apparent on the face of such disclosure that such information is relevant to such other section or subsection):
SECTION 4.01.   Organization and Standing.   Each of Parent, Merger Sub I and Merger Sub II is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each of Parent, Merger Sub I and Merger Sub II has all requisite corporate or limited liability company power and authority, as applicable, to (a) own, lease or otherwise hold its properties, rights and assets and (b) conduct its business as it is now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Each of Parent, Merger Sub I and Merger Sub II is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties, rights and assets makes such qualification, licensing or good standing necessary, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
SECTION 4.02.   Authority; Noncontravention.
(a)   Each of Parent, Merger Sub I and Merger Sub II has all requisite corporate or limited liability company power and authority, as applicable, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. No vote of holders of capital stock of Parent is necessary to approve this Agreement or to consummate, by Parent, Merger Sub I and Merger Sub II, the Company Merger and OpCo Merger, as applicable, and the other Transactions. The execution and delivery of this Agreement by Parent, Merger Sub I and Merger Sub II and the consummation by Parent, Merger Sub I and Merger Sub II of the Company Merger and OpCo Merger, as applicable, and the other Transactions have been duly authorized and approved by the respective Boards of Directors or sole member, as applicable, of Parent, Merger Sub I and Merger Sub II, and except for the adoption of this Agreement by Parent in its capacity as the sole stockholder of Merger Sub I (which adoption shall be effected by the written consent of Parent immediately following the execution of this Agreement), no other corporate proceedings on the part of Parent, Merger Sub I or Merger Sub II are necessary to authorize this Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by Parent, Merger Sub I and Merger Sub II and, assuming the due authorization, execution and delivery hereof by the Company and OpCo, constitutes a legal, valid and binding obligation of each of Parent, Merger Sub I and Merger Sub II, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(b)   The Board of Directors of Parent has adopted resolutions approving the execution, delivery and performance by Parent of this Agreement and the consummation of the Transactions, which resolutions have not been subsequently rescinded, modified or withdrawn. The Board of Directors of Merger Sub I has adopted resolutions (i) unanimously approving the Company Merger and the execution, delivery and performance by Merger Sub I of this Agreement and the consummation of the Company Merger and the other Transactions, (ii) declaring that this Agreement is advisable and (iii) directing that this Agreement be submitted for adoption by Merger Sub I’s stockholder, which resolutions have not been subsequently rescinded, modified or withdrawn. The sole member of Merger Sub II has adopted resolutions (A) unanimously approving the OpCo Merger and the execution, delivery and performance by Merger Sub II of this Agreement and the consummation of the OpCo Merger and the other Transactions and (B) declaring that this Agreement is advisable, which resolutions have not been subsequently rescinded, modified or withdrawn.
(c)   The execution, delivery and performance of this Agreement by Parent, Merger Sub I and Merger Sub II do not, and the consummation by Parent, Merger Sub I and Merger Sub II of the Company Merger and the OpCo Merger, as applicable, and the other Transactions, and compliance with Parent, Merger Sub I and Merger Sub II with the provisions of this Agreement do not and will not require any consent by any person under, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, modification, cancelation or acceleration of any obligation or to the loss of any benefit under, or result in the creation of any Lien upon, any of the properties, rights or assets of Parent or any of its Subsidiaries under, (i) the certificate of incorporation, by-laws or other comparable charter or Organizational Documents of Parent, Merger Sub I or Merger Sub II, (ii) any Contract to which Parent or any of its Subsidiaries is a party or any of their respective properties, rights or other assets is subject or (iii) subject to receipt of the governmental filings and other matters referred to in Section 4.02(d), any Law or Order applicable to Parent or any of its Subsidiaries or any of their respective properties, rights or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights of termination, modification, cancelation or acceleration, losses or Liens that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(d)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent, Merger Sub I and Merger Sub II or the consummation by Parent, Merger Sub I and Merger Sub II of the Transactions, except for (i) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement, (ii) filings required under, and compliance with other applicable requirements of, any applicable Antitrust and Foreign Investment Law, (iii) the filing of the Company Certificate of Merger and the OpCo Certificate of Merger with the Secretary of State and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained, made or given would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
SECTION 4.03.   Litigation.   As of the date hereof, there are no (a) pending or, to the Knowledge of Parent, threatened Actions against any Parent Party or any of their respective Affiliates, or (b) Orders to which any Parent Party or any of their respective Affiliates is subject, except, in each case, for those that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
SECTION 4.04.   Ownership and Operations of Merger Sub I and Merger Sub II.   Other than as provided under, or as a result of the transactions contemplated by, the Rollover Agreements, (a) Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub I, and (b) Merger Sub I owns beneficially and of record all of the outstanding capital stock of Merger Sub II, free and clear of all Liens. Each of Merger Sub I and Merger Sub II was formed solely for the purpose of engaging in the Transactions, has no liabilities or obligations of any nature other than those incident to its formation and pursuant to the Transactions, and prior to the Company Merger Effective Time or the OpCo Merger Effective Time, as applicable, will not have engaged in any other business activities other than those relating to the Transactions.

SECTION 4.05.   Information Supplied.   None of the written information supplied or to be supplied by or on behalf of any Parent Party for specific inclusion or incorporation by reference in the Proxy Statement (including any amendments or supplements thereto) will, at the time the Proxy Statement (or any amendment or supplement thereto) is first filed with the SEC or at the time the Proxy Statement (or any amendment or supplement thereto) is first published, sent or given to the stockholders of the Company, or at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent, Merger Sub I and Merger Sub II make no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company or any of its Affiliates thereof for inclusion or incorporation by reference in the Proxy Statement.
SECTION 4.06.   No Ownership of Company Capital Stock or OpCo Common Units.   None of Parent, Merger Sub I, Merger Sub II or any of their Affiliates is (or during the period beginning October 5, 2020 has been)an “interested stockholder” of the Company (as such term is defined in Section 203 of the DGCL). Except as set forth on Section 4.06 of the Parent Disclosure Letter, none of Parent, Merger Sub I, Merger Sub II or any of their Affiliates beneficially owns, directly or indirectly, or is the record holder of (or during the period beginning October 5, 2020 has beneficially owned, directly or indirectly, or been the record holder of), or is (or during the period beginning October 5, 2020 has been) a party to any Contract (other than this Agreement), arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in each case, any shares of Company Capital Stock or OpCo Common Units or any option, warrant or other right to acquire any shares of Company Capital Stock or OpCo Common Units, in each case, except pursuant to the Rollover Agreements.
SECTION 4.07.   Financing.
(a)   Parent has delivered to the Company true and complete copies of fully executed commitment letters dated as of the date hereof (together with all exhibits, annexes, schedules and term sheets attached thereto and as amended, supplemented, otherwise modified or replaced from time to time after the date of this Agreement in compliance with Section 5.13 and the terms of such commitment letters, collectively, the “Equity Funding Letters”) from the Sponsors providing for equity investments in Parent, subject to the terms and conditions therein, in cash in the aggregate amount set forth therein (the “Equity Financing”). The Equity Funding Letters provide that the Company is a third-party beneficiary thereof in connection with the Company’s exercise of its rights under Section 8.08. As of the date of this Agreement, (i) the Equity Funding Letters have not been amended or otherwise modified, (ii) no such amendment or other modification is contemplated, (iii) none of the obligations and commitments contained in the Equity Funding Letters have been withdrawn, terminated or rescinded in any respect and (iv) no such withdrawal, termination or rescission is contemplated. Assuming (i) the Equity Financing is funded in accordance with the Equity Funding Letters and (ii) the satisfaction or waiver (to the extent permitted by Law) of the conditions set forth in Article VI, the aggregate amount of cash proceeds provided pursuant to the Equity Funding Letters, together with an amount of available cash on hand at the Company not less than 210,000,000 and the Rollover Amount, will in the aggregate be sufficient for the Parent Parties and the Surviving Entities to pay the aggregate Merger Consideration and any other amounts required to be paid in connection with the consummation of the Transactions (including all amounts payable in respect of the Equity Award Consideration and all amounts payable in respect of the Convertible Notes), including all fees and expenses payable by any Parent Party in connection with the Transactions. Each Equity Funding Letter is (x) a legal, valid and binding obligation of Parent and the applicable Sponsor party thereto, (y) enforceable in accordance with its terms against Parent and such Sponsor, in each case except as such enforceability may be limited by the Bankruptcy and Equity Exception and (z) in full force and effect.
(b)   As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a default or breach on the part of Parent, Merger Sub I, Merger Sub II or the Sponsors under the Equity Funding Letters or otherwise result in any portion of the Equity Financing contemplated hereby to be unavailable or delayed. Assuming the satisfaction or waiver (to the extent permitted by Law) of the conditions set forth in Article VI, none of

Parent, Merger Sub I or Merger Sub II has any reason to believe that any of the conditions to the Equity Financing will not be satisfied by the Parent Parties on a timely basis or that the Equity Financing will not be available to Parent on the Closing Date. Except as expressly set forth in the Equity Funding Letters, there are no conditions to the obligations of the Sponsors to fund the full amount of the Equity Financing or any contingencies that would permit the Sponsors to reduce the amount of the Equity Financing. As of the date of this Agreement, except for customary interim investor or similar arrangements and the Rollover Agreements, there are no side letters or other Contracts, arrangements or understandings (whether oral or written and whether or not legally binding) or commitments to enter into side letters or other Contracts, arrangements or understandings (whether oral or written and whether or not legally binding) to which any Parent Party or any of its Affiliates is a party related to the Equity Financing other than as expressly contained in the Equity Funding Letters and delivered to the Company prior to the date of this Agreement.
SECTION 4.08.   Termination Equity Commitment Letters.   Concurrently with the execution of this Agreement, Parent has delivered to the Company true and complete copies of termination fee equity commitment letters dated as of the date hereof (together with all exhibits, annexes, schedules and term sheets attached thereto and as amended, supplemented, otherwise modified or replaced from time to time after the date of this agreement in compliance with the terms of such commitment letters, collectively, the “Termination Equity Commitment Letters”) from the Sponsors in favor of Parent in respect of Parent’s obligation to pay the Parent Termination Fee up to the aggregate amount set forth therein. Each Termination Equity Commitment Letter is (a) a legal, valid and binding obligation of the applicable Sponsor party thereto, (b) enforceable against such Sponsor and Parent in accordance with its terms, and (c) in full force and effect, subject to the Bankruptcy and Equity Exception. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of the Sponsors or Parent under the Termination Equity Commitment Letters.
SECTION 4.09.   Certain Arrangements.   As of the date hereof, except pursuant to the Rollover Agreements and as set forth on Section 4.09 of the Parent Disclosure Letter, there are no Contracts or other arrangements or understandings (whether oral or written) or commitments to enter into Contracts or other arrangements or understandings (whether oral or written) (a) between Parent, Merger Sub I, Merger Sub II or any of their Affiliates, on the one hand, and any member of the Company’s management or the Company Board, on the other hand, that relate in any way to the Company or any of its Subsidiaries, the Company Capital Stock or the Transactions or (b) pursuant to which any stockholder of the Company or member of OpCo would be entitled to receive consideration of a different amount or nature than the applicable Merger Consideration payable to such person as contemplated herein or pursuant to which any stockholder of the Company or member of OpCo agrees to vote to adopt this Agreement or approve the Mergers or agrees to vote against any Superior Proposal.
SECTION 4.10.   Brokers and Other Advisors.   Except for Morgan Stanley & Co. LLC, the fees and expenses of which will be paid by the Parent Parties, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger Transactions based upon arrangements made by or on behalf of Parent, Merger Sub I, Merger Sub II or any of their respective Affiliates.
SECTION 4.11.   Independent Investigation.   Each of Parent, Merger Sub I and Merger Sub II acknowledges that it has conducted its own independent investigation and analysis of the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Company and the Company’s Subsidiaries and that it and its Representatives have received access to such books and records, facilities, equipment, contracts and other assets of the Company and the Company’s Subsidiaries that it and its Representatives have desired or requested to review for such purpose, and that it and its Representatives have had full opportunity to meet with the management of the Company and the Company’s Subsidiaries and to discuss the business and assets of the Company and the Company’s Subsidiaries.
SECTION 4.12.   No Other Representations or Warranties.   Each of Parent, Merger Sub I and Merger Sub II acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (as qualified pursuant to the provisions therein), none of the Company, OpCo or any of its Subsidiaries, nor any other person, (a) has made or is making any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective business or operations, including with respect to any oral, written, video, electronic or other information provided or made available to Parent, Merger Sub I, Merger Sub II or any of their respective Representatives or any oral, written, video, electronic or other information developed by Parent, Merger Sub I, Merger Sub II or any of their respective Representatives or (b) will have or be subject to any liability or indemnification obligation to Parent, Merger Sub I or Merger Sub II resulting from the delivery, dissemination or any other distribution to Parent, Merger Sub I, Merger Sub II or any of their respective Representatives (in any form whatsoever and through any medium whatsoever), or the use by Parent, Merger Sub I, Merger Sub II or any of their respective Representatives, of any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material developed by or provided or made available to Parent, Merger Sub I, Merger Sub II or any of their respective Representatives, including in due diligence materials, “data rooms” or management presentations (formal or informal, in person, by phone, through video or in any other format), in anticipation or contemplation of any of the Transactions. In furtherance of the foregoing, Parent acknowledges and represents that it is not relying on any representation or warranty of the Company, OpCo, any of its Subsidiaries or any other person other than those representations and warranties specifically set forth in Article III. Parent, on behalf of itself and on behalf of its Affiliates, expressly waives any such claim relating to the foregoing matters.
SECTION 4.13.   Proxy Statement; Other Information.   None of the information regarding the Parent Parties or the Merger Transactions to be provided by the Parent Parties specifically for inclusion in, or incorporation by reference into, the Distribution Documents will, in the case of the Proxy Statement and the Distribution Documents or any amendment or supplement thereto, at the time of the first mailing of the Proxy Statement and the Distribution Documents and of any amendment or supplement thereto, on the date of the Company Stockholders’ Meeting, contain an untrue or false statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not false or misleading.
ARTICLE V
Covenants and Agreements
SECTION 5.01.   Conduct of Business.
(a)   During the period from the date hereof until the Company Merger Effective Time, except (u) as required by a Governmental Authority or applicable Law, (v) as expressly required or expressly permitted by this Agreement (including Section 5.12 and Section 5.14 hereof), (w) as described in Section 5.01 of the Company Disclosure Letter, (x) as expressly consented to in writing by Parent (such consent not to be unreasonably withheld, delayed or conditioned), (y) solely with respect to Section 5.01(a)(A) and Section 5.01(a)(B) (other than Sections 5.01(a)(B)(iii), (iv), (viii) or (ix) (or Section 5.01(a)(B)(xix) with respect to any of the foregoing)), as required to comply with COVID-19 Measures or (z) for commercially reasonable actions taken (or not taken) by the Company or any of its Subsidiaries in good faith with prior consultation with the Parent Parties (to the extent practicable and reasonably reflecting their input) to mitigate the risk of COVID-19 or COVID-19 Measures (clauses (y) and (z), the “COVID-19 Changes”), the Company (A) shall, and shall cause each of its Subsidiaries to use commercially reasonable efforts to (1) carry on its business in all material respects in the ordinary course of business consistent with past practices, (2) preserve its and each of its Subsidiaries’ business organizations substantially intact and preserve existing relations with key customers and other persons with whom the Company or its Subsidiaries have significant business relationships, and (3) keep available the services of their current officers and other key employees and (B) shall not, and shall cause each of its Subsidiaries not to:
(i)   amend the Company Charter or the Company Bylaws or amend in any material respect the comparable Organizational Documents of any Subsidiary of the Company;
(ii)   enter into any Company Collective Bargaining Agreement, other than as required by Law;

(iii)   (A) issue, sell, pledge (except pursuant to a Permitted Lien) or grant any shares of its capital stock or other equity or voting interests, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares of its capital stock or other equity or voting interests, or any rights, warrants, options, calls, agreements, arrangements, undertakings, commitments or other rights of any kind (including any Company Security) to purchase any shares of its capital stock or other equity or voting interests, except for any issuance, sale or grant (1) between or among the Company and its Subsidiaries or (2) required pursuant to the exercise or settlement of Company Equity Awards under the Company Stock Plan outstanding on the date hereof in accordance with the terms of the applicable Company Benefit Plan in effect on the date hereof or granted after the date hereof not in violation of this Agreement, (B) redeem, purchase or otherwise acquire any of its outstanding shares of capital stock or other equity or voting interests, or any rights, warrants, options, calls, agreements, arrangements, undertakings, commitments or other rights of any kind to acquire any shares of its capital stock or other equity or voting interests (including any Company Security), except (x) pursuant to written commitments in effect and for which true and correct copies have been made available to Parent as of the date hereof with former directors or employees in connection with the termination of their services to the Company or any of its Subsidiaries, (y) in connection with the satisfaction of Tax withholding obligations with respect to Company Equity Awards, acquisitions by the Company in connection with the forfeiture of such Company Equity Awards, or acquisitions by the Company in connection with the net exercise of Company Stock Options or (z) redemptions, purchases or acquisitions of any class of units of OpCo pursuant to Article XI of the OpCo LLC Agreement, (C) in the case of the Company and any of its Subsidiaries that is not directly or indirectly wholly owned by the Company or OpCo, establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any shares of its capital stock or other equity or voting interests or (D) split, combine, subdivide or reclassify any shares of its capital stock or other equity or voting interests;
(iv)   in each case subject to each of the following Indebtedness not exceeding the applicable All-In Yield Threshold, (A) incur, assume, guarantee or otherwise become liable for (directly, contingently or otherwise) any Indebtedness or enter into any “keep well” or other Contract to maintain any financial statement condition of another person, except for (1) Indebtedness, guarantees, “keep well” or other Contracts between or among, or in respect of the obligations of, any of the Company and any of its Subsidiaries, (2) letters of credit obtained in the ordinary course of business and which do not contain any “change of control”, anti-assignment or similar provisions that may be triggered by the Mergers, (3) Indebtedness incurred under the Debt Agreements (including in respect of letters of credit) or the Indenture (and Indebtedness incurred to prepay, repay, redeem or refinance any Indebtedness outstanding under any of the Debt Agreements in accordance with Section 5.14), (4) any other Indebtedness having an aggregate principal amount outstanding that is not in excess of $30,000,000, and (5) installment payment obligations incurred in the ordinary course of business, (B) prepay, repay or redeem any Indebtedness outstanding under any of the Debt Agreements, except (1) as required by the terms of the applicable Debt Agreement as in effect on the date hereof (or as amended, supplemented, restated or otherwise modified in accordance with Section 5.14) or (2) as permitted by Section 5.14, or (C) make any loans, capital contributions or advances to any person outside of the ordinary course of business, other than to the Company or any Subsidiary of the Company; provided, that, notwithstanding anything to the contrary in this clause (iv) and/or the Company Disclosure Letter, in no event shall the Company and/or any of its Subsidiaries assume, guarantee or otherwise become liable for (directly, contingently or otherwise) any Indebtedness (excluding Indebtedness that is actually drawn and outstanding on the date of this Agreement) in excess of $400,000,000 following the date of this Agreement (such amount, the “Interim Debt”);
(v)   adopt or implement any stockholder rights plan, “poison pill” or similar arrangement;
(vi)   other than with respect to Intellectual Property, sell, lease, license or otherwise transfer to any person, in a single transaction or series of related transactions, any material properties, rights or assets, except (A) dispositions of obsolete, worn out or surplus assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries,

(B) transfers between or among the Company and its Subsidiaries, (C) pursuant to existing Contracts in effect on the date hereof or (D) in the ordinary course of business consistent with past practices (which for the avoidance of doubt shall include (i) leases, subleases or licenses of immaterial portions of Owned Real Property or Leased Real Property in the ordinary course of business consistent with past practices and (ii) sales or other dispositions of supplies, inventory, merchandise or products in the ordinary course of business consistent with past practices);
(vii)   sell, transfer, license, abandon, cancel, permit to lapse or otherwise dispose of any Intellectual Property owned by the Company or any of its Subsidiaries, other than grants of non-exclusive licenses of such Intellectual Property in the ordinary course of business consistent with past practices;
(viii)   (A) make any acquisition of, or investment in, any properties, assets, securities or business (whether by merger, sale of stock, sale of assets or otherwise) or otherwise incur capital expenditures, for consideration or other payments in excess of $20,000,000 individually (and $40,000,000 in the aggregate with respect to any single client) or $350,000,000 in the aggregate, other than (x) acquisitions pursuant to Contracts in effect as of the date of this Agreement (copies of which have been made available to Parent) and (y) investments in the Company or any of its Subsidiaries or (B) enter into any new line of business outside the business being conducted by the Company and its Subsidiaries on the date hereof and any reasonable extensions thereof, unless, in each case, such acquisition or investment would reasonably be expected to prevent or materially delay or impede the consummation of the Transactions;
(ix)   (A) grant to any Company Participant any increase in compensation or benefits (except that the Company may (1) provide increases in compensation or benefits to employees with an annual fee or base salary of $225,000 or less, (2) provide increases in compensation to members of the Company Board and (3) make annual or quarterly bonus payments and sales commission payments, in the case of (1), (2) and (3), in the ordinary course of business consistent with past practice), (B) grant or increase the amount of any severance, retention, change in control or termination pay payable to any Company Participant (except the Company may make such grant or increase to employees with an annual fee or base salary of $225,000 or less in the ordinary course of business consistent with past practice), (C) enter into any employment or consulting agreement with any director, employee or other individual service provider pursuant to which the annual fee or base salary under such agreement exceeds $225,000 (except for non-officer employees or individual consultant hires in the ordinary course of business consistent with past practice in progress prior to the date hereof), in each case, which agreements do not include equity-based, change in control, retention, severance or similar payments or obligations, (D) hire or terminate any employee or other individual service provider of the Company or any of its Subsidiaries with an annual fee or base salary in excess of $225,000, other than terminations for cause (as reasonably determined in good faith by the Company or its applicable Subsidiaries) or due to death or disability, (E) grant any Company Participant any right to reimbursement, indemnification or payment for any Taxes, including any Taxes incurred under Section 409A or Section 4999 of the Code, (F) except as permitted under clause (C), establish, adopt, enter into, terminate or materially amend any collective bargaining agreement or material Company Benefit Plan (or arrangement that would be a Company Benefit Plan if in effect on the date hereof) or (G) take any action to accelerate any compensation, rights or benefits under any Company Benefit Plan, or fund or in any other way secure the payment of any compensation, rights or benefits under any Company Benefit Plan, except, in the case of each of clauses (A) through (G), (x) as required pursuant to the terms of any Company Benefit Plan or Company Collective Bargaining Agreement, or (y) as permitted under this Section 5.01(a)(ix);
(x)   make any material change in its financial accounting methods, principles or policies materially affecting the consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except as may be required by a change in GAAP;
(xi)   (A) adopt a plan or agreement of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than dormant Subsidiaries or, with respect to any merger or consolidation, other than among the Company and any wholly owned Subsidiary of the Company or among wholly owned Subsidiaries of the Company) or (B) commence or file any petition seeking (x) liquidation, reorganization or other relief under any U.S. federal, U.S. state or other bankruptcy, insolvency, receivership or similar Laws or (y) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official;
(xii)   grant or otherwise create any Lien, other than Permitted Liens, on any of its material assets other than (A) to secure Indebtedness permitted under Section 5.01(a)(iv) or (B) pledges of individual Property Assets in the ordinary course of business in connection with meeting revenue thresholds under Operator Contracts;
(xiii)   settle or compromise any material pending or threatened Action, other than settlements or compromises that (A) require payment by the Company or any of its Subsidiaries in settlement or compromise of amounts that do not exceed $2,000,000 in the aggregate or $1,000,000 individually, (B) do not involve any material injunctive or equitable relief or impose material restrictions on the business of the Company and its Subsidiaries, taken as a whole, or (C) involve any admission of wrongdoing by the Company or any of its Affiliates;
(xiv)   (A) make any change (or file a request to make any such change) in any method of Tax accounting or any annual Tax accounting period, (B) other than in the ordinary course of business consistent with past practice, make, change or revoke any material Tax election, (C) other than in the ordinary course of business, file any material Tax Return, (D) file any amended Tax Return in a manner inconsistent with past practice, (E) enter into any closing agreement with respect to Taxes, (F) settle or compromise any proceeding with respect to any Tax claim or assessment relating to material amounts of Taxes of the Company Parties or any of their Subsidiaries, (G) surrender any right to claim a refund of a material amount of Taxes or (H) request any ruling with respect to Taxes;
(xv)   modify any privacy policy or the operation or security of any IT Systems used in its business, in each case, in any materially adverse manner, except as required by applicable Law;
(xvi)   other than (x) in the ordinary course of business consistent with past practices, (y) renewals or expirations of Property Contracts in accordance with their existing terms or (z) any Contracts amended, waived, modified, entered into or terminated to effect any action otherwise expressly permitted to be taken by the Company pursuant to this Agreement (including the other clauses of this Section 5.01(a), Section 5.12 or Section 5.14), (A) amend, waive or otherwise modify any rights under (including by entering into a new Material Contract with such party or otherwise) any of its Material Contracts, (B) terminate any Material Contract or (C) enter into any agreement or arrangement that, if existing on the date of this Agreement, would be a Material Contract;
(xvii)   take any action that would result in a change to the conversion rate of the Convertible Notes from the rate set forth in Section 3.02(d), other than any change as a result of the Transactions;
(xviii)   engage in any “plant closing” or “mass layoff” or other event which would trigger the notification requirements pursuant to the WARN Act or any similar state or local Law; or
(xix)   authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.
(b)   None of the Parent Parties shall knowingly take or permit their controlled Affiliates to take any action that could reasonably be expected to prevent or to impede, interfere with, hinder or delay in any material respect the consummation of the Transactions.
(c)   Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Company Merger Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations. Prior to the Company

Merger Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
SECTION 5.02.   Solicitation; Change in Recommendation.
(a)   Except as expressly permitted by this Section 5.02, the Company shall, and shall cause each of its Subsidiaries and its and their respective officers, directors and employees to, and shall use its reasonable best efforts to cause its and their other Representatives to, (i) on the date hereof (the “No-Shop Period Start Date”), immediately (A) cease any solicitation, encouragement, discussions, communications or negotiations with any persons with respect to a Takeover Proposal, potential Takeover Proposal or any inquiry, offer or proposal with respect to, or that would reasonably be expected to lead to, a Takeover Proposal, in each case, that existed prior to the date of this Agreement, (B) request the prompt return or destruction of all confidential information previously furnished in connection therewith and (C) immediately terminate all physical and electronic dataroom access previously granted to any such person or its Representatives, in each case, other than with respect to Parent and its Affiliates and Representatives and (ii) from the No-Shop Period Start Date until the Company obtains the Company Stockholder Approval, not, directly or indirectly, (A) initiate, solicit or knowingly facilitate, induce or encourage (including by way of furnishing non-public information) the making or submission of any Takeover Proposal or any inquiry, offer or proposal with respect to, or that would reasonably be expected to lead to, a Takeover Proposal, (B) enter into, engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any non-public information or access in connection with, in response to or for the purpose of, facilitating or encouraging, a Takeover Proposal or any inquiry, offer or proposal that would reasonably be expected to lead to, a Takeover Proposal (other than Parent and its Affiliates and Representatives), (C) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Takeover Proposal or any inquiry, offer or proposal that would reasonably be expected to lead to a Takeover Proposal, (D) waive any standstill or similar agreement, (E) take any action to make any provision of any “fair price,” “moratorium,” “control share acquisition,” or other form of antitakeover statute or regulation (or any related provision in the Company’s governing documents) applicable to any transactions contemplated by a Takeover Proposal and/or (F) authorize any of the foregoing.
(b)   Notwithstanding anything contained in Section 5.02(a), if at any time on or after the No-Shop Period Start Date and prior to obtaining the Company Stockholder Approval, (i) the Company receives a bona fide written Takeover Proposal, which Takeover Proposal did not result from any breach of this Section 5.02 by the Company, its Subsidiaries or any of its or their Representatives, (ii) the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal and (iii) the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel that the failure to take the actions set forth in the following clauses (x) and (y) would be inconsistent with its fiduciary duties under applicable Law, then the Company may (and may authorize its Representatives to) (x) enter into an Acceptable Confidentiality Agreement with such person or group and furnish pursuant thereto information (including non-public information) with respect to the Company and its Subsidiaries to such person or group and (y) engage in or otherwise participate in discussions or negotiations with, and only with, such person or group with respect to such Takeover Proposal. In the event that, pursuant to clause (x) of the foregoing sentence, the Company furnishes to a person or group of persons making a Takeover Proposal any material non-public information concerning the Company or its Affiliates that has not previously been furnished or made available to Parent and its Representatives, the Company shall at the same time, or substantially concurrently, furnish such information to Parent. As used in this Agreement, the term “Acceptable Confidentiality Agreement” means any confidentiality agreement entered into by the Company from and after the date hereof that contains provisions that are not materially less favorable to the Company than those contained in the Confidentiality Agreement, except that such confidentiality agreement need not restrict the making of, or amendment or modification to, any confidential Takeover Proposal to the Company Board. It is agreed that any violation of the restrictions set forth in this Section 5.02 by any Representative of the Company or any of the Company’s Subsidiaries or their respective Representatives shall constitute a breach of this Section 5.02 by the Company.

(c)   Following the No-Shop Period Start Date and prior to obtaining the Company Stockholder Approval, the Company shall (i) promptly (and in any event within 24 hours of receipt thereof by the Company or any of its Representatives) notify Parent orally and in writing in the event that the Company or any of its Subsidiaries or its or their Representatives receives a Takeover Proposal or any inquiry, offer, proposal, request for information or discussion that would reasonably be expected to lead to, a Takeover Proposal, and such notice shall disclose to Parent a summary of the material terms and conditions of any such Takeover Proposal or other inquiry (and a copy of such Takeover Proposal or other inquiry, if in writing, including any draft agreements or term sheets, financing commitments and other documents submitted therewith) and the identity of the person or group of persons making such Takeover Proposal or other inquiry and (ii) keep Parent reasonably informed in all material respects on a current basis of the status and any developments with respect to any such Takeover Proposal or other inquiry, offer or proposal (including any material changes thereto) and shall provide Parent with a copy of any written documents delivered to the Company or its Subsidiaries or Representatives that contain any material amendments thereto or any material change to the material terms or conditions thereof, including notifying Parent in writing if the Company determines to begin providing information or to engage in discussions or negotiations concerning a Takeover Proposal in accordance with Section 5.02(b). The Company agrees that it and its Subsidiaries will not, after the date of this Agreement, enter into any confidentiality agreement or other Contract with any person that prohibits the Company from providing any information to Parent in accordance with this Section 5.02 or otherwise prevents the Company, its Subsidiaries or their respective Representatives from complying with their respective obligations in this Section 5.02.
(d)   Except as set forth in this Section 5.02(d), neither the Company Board, the Transaction Committee nor any duly authorized committee of the Company Board shall (i) (A) withhold or withdraw (or modify or qualify in a manner adverse to Parent), or publicly propose to withhold or withdraw (or modify or qualify in a manner adverse to Parent), the Company Board Recommendation, or fail to include the Company Board Recommendation in the Proxy Statement, (B) approve or endorse or adopt, or recommend the approval, endorsement or adoption of, or publicly propose to recommend, approve, endorse or adopt, any Takeover Proposal, (C) fail to reaffirm publicly the Company Board Recommendation within ten (10) Business Days (or if earlier, the Business Day prior to the Company Stockholders’ Meeting) of a request therefor in writing from Parent following the public disclosure of a Takeover Proposal or (D) fail to recommend against, in a Schedule 14D-9 any Takeover Proposal that is a tender or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten (10) Business Days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer (it being understood that the Company Board may, and may cause the Company to, (x) make a customary “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act, and (y) elect to take no position with respect to a Takeover Proposal until the close of business on the tenth (10th) Business Day after the commencement of such Takeover Proposal pursuant to Rule 14e-2 under the Exchange Act (any action described in this clause (i), other than the actions in the immediately preceding parenthetical, being considered an “Adverse Recommendation Change”), or (ii) adopt, authorize or declare advisable or publicly propose to adopt, authorize or declare advisable or authorize, cause or permit the Company or any of its Subsidiaries to execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, joint venture agreement, license agreement, alliance agreement or other similar agreement or arrangement related to any Takeover Proposal, other than any Acceptable Confidentiality Agreement (each, a “Company Acquisition Agreement”). Notwithstanding the foregoing or any other provision of this Agreement to the contrary, prior to the Company Stockholders’ Meeting, the Company Board may (1) authorize and make an Adverse Recommendation Change in response to a bona fide written Takeover Proposal that did not result from a breach of this Section 5.02 or an Intervening Event if the Company Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law or (2) authorize and cause the Company to enter into a definitive agreement with respect to a bona fide written Takeover Proposal that did not result from a breach of this Section 5.02 and terminate this Agreement pursuant to Section 7.01(d)(ii) if the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) that (I) the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law and (II) such Takeover Proposal constitutes a Superior Proposal; provided, however, that the Company Board shall not, and shall cause the Company not to, take any action set forth in clause (1) or (2) (other than the authorization thereof subject to compliance with this proviso) unless (A) the Company has given Parent at least four (4) Business Days’ prior written notice of its intention to take such action (which notice shall specify the material terms of any such Superior Proposal and the identity of the person or group of persons making such Superior Proposal) (it being understood and agreed that any amendment to any financial term or other materials terms or conditions (including the provision of financing) of any Superior Proposal shall require a new notice and a new notice period (which shall be two (2) Business Days instead of four (4) Business Days)), (B) the Company has negotiated, and has caused its Subsidiaries and Representatives to negotiate, in good faith with Parent during such notice period, to the extent Parent wishes to negotiate, to enable Parent to propose in writing a binding offer to effect revisions to the terms of this Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal, and (C) following the end of such notice period, the Company Board has considered in good faith such binding offer, and after consultation with its outside legal counsel, determined that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law and in the case of any action pursuant to clause (1) with respect to a Takeover Proposal or action pursuant to clause (2), after consultation with its outside legal counsel and financial advisors, the Takeover Proposal subject to such notice continues to constitute a Superior Proposal if the revisions proposed in such binding offer by Parent were to be given effect; provided, further, that any purported termination of this Agreement in accordance with clause (2) to this sentence shall be void and of no force and effect unless the termination is in accordance with Section 7.01(d)(ii) and the Company pays or causes to be paid to Parent the Company Termination Fee in accordance with Section 7.03 prior to or concurrently with such termination. Subject to this Section 5.02 (including Section 5.02(d)), the parties hereby agree that the Company Board may only withhold or withdraw (or modify in a manner adverse to Parent) the Company Board Recommendation through properly adopted resolutions of the Company Board.
(e)   Nothing in this Section 5.02 shall prohibit the Company or the Company Board from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of the Company that is required by applicable Law if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure of the Company Board, to make such disclosure would be inconsistent with the directors’ exercise of their duties to the Company’s stockholders under applicable Law; provided, however, that in no event shall the Company Board, the Transaction Committee or any duly authorized committee of the Company Board take, or agree or resolve to take, any action prohibited by Section 5.02(d). Any Adverse Recommendation Change may only be made in accordance with Section 5.02(d).
(f)   As used in this Agreement, the term “Takeover Proposal” means any inquiry, proposal or offer from any person or group of persons (other than Parent and its Affiliates) relating to (i) any direct or indirect acquisition, in a single transaction or series of related transactions, of 20% or more of the consolidated assets of the Company (including any direct or indirect acquisition, in a single transaction or series of related transactions, of equity interests in any Subsidiary of the Company) and its Subsidiaries (based on the fair market value thereof, as determined in good faith by the Company Board), (ii) any direct or indirect acquisition, purchase or issuances, in a single transaction or series of related transactions, of 20% or more of the aggregate outstanding Company Capital Stock or 20% or more of the aggregate outstanding equity interests in any Subsidiary of the Company, (iii) any tender offer or exchange offer that if consummated would result in any person or group of persons beneficially owning 20% or more of the aggregate Company Capital Stock or 20% or more of the aggregate outstanding equity interests in any Subsidiary of the Company or (iv) any merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries pursuant to which such person or group of persons (or the stockholders of any person) would acquire, directly or indirectly, 20% or more of the consolidated assets of the Company (including any direct or indirect acquisition, in a single transaction or series of related transactions, of equity interests in any Subsidiary of the Company) and its

Subsidiaries (based on the fair market value thereof, as determined in good faith by the Company Board) or 20% or more of the aggregate equity securities of the Company or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, in each case, other than the Transactions.
(g)   As used in this Agreement, the term “Superior Proposal” means any bona fide written Takeover Proposal that the Company Board has determined in its good-faith judgment, after consultation with its financial advisors and outside legal counsel, that (i) would, if consummated, be more favorable to the Company’s stockholders than the Transactions from a financial point of view, taking into account all the terms and conditions of such proposal (including the legal, financial (including financing terms), regulatory, timing and other aspects of the proposal and the identity of the person making the proposal) and this Agreement (including any changes proposed by Parent to the terms of this Agreement), and (ii) is reasonably likely to be completed on the terms proposed, taking into account all legal, financial (including financing terms), regulatory, timing and other aspects of such proposal; provided that, for purposes of the definition of “Superior Proposal”, the references to “20%” in the definition of Takeover Proposal shall be deemed to be references to “50%”.
SECTION 5.03.   Reasonable Best Efforts; Approvals.
(a)   Subject to the terms and conditions of this Agreement, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to promptly (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to cause the conditions to the Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger Transactions, including preparing and filing promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtain all approvals, consents, registrations, waivers, permits, authorizations, orders and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate the Merger Transactions, (iii) execute and deliver any additional instruments necessary to consummate the Merger Transactions and (iv) defend or contest in good faith any Action brought by a third party that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the Merger Transactions, in the case of each of clauses (i) through (iv), other than with respect to filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, approvals, consents, registrations, permits, authorizations and other confirmations relating to Antitrust and Foreign Investment Laws, which are the subject of Sections 5.03(b), 5.03(c) and 5.03(d). In furtherance and not in limitation of the foregoing, the Company and Parent shall each use its reasonable best efforts to (A) take all actions necessary to ensure that no Takeover Law is or becomes applicable to any of the Merger Transactions and refrain from taking any actions that would cause the applicability of such Laws and (B) if the restrictions of any Takeover Law become applicable to any of the Merger Transactions, take all actions necessary to ensure that the Merger Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise lawfully minimize the effect of such Takeover Law on the Merger Transactions.
(b)   Each of the parties hereto agrees to (i) make any appropriate filings or, if applicable, draft filings, with any Governmental Authority with regulatory jurisdiction over enforcement of any applicable Antitrust and Foreign Investment Laws (“Governmental Antitrust and Foreign Investment Authority”) pursuant to any applicable Antitrust and Foreign Investment Law with respect to the Merger Transactions as promptly as reasonably practicable following the date hereof, (ii) supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to any applicable Antitrust and Foreign Investment Law and (iii) take or cause to be taken all other actions necessary to cause the expiration or termination of the applicable waiting periods under any applicable Antitrust and Foreign Investment Laws and to obtain all consents under any Antitrust and Foreign Investment Laws that may be required by any Governmental Antitrust and Foreign Investment Authority with competent jurisdiction, so as to enable the parties hereto to consummate the Merger Transactions.

(c)   In furtherance and not in limitation of the other covenants contained in this Section 5.03 but subject to the last sentence of this Section 5.03(c), Parent shall promptly take, or cause to be taken, any and all actions necessary to resolve objections, if any, as may be asserted by any Governmental Antitrust and Foreign Investment Authority or other person with respect to the Transactions and to avoid or eliminate each and every impediment under any Antitrust and Foreign Investment Laws that may be asserted by any Governmental Antitrust and Foreign Investment Authority with respect to the Transactions so as to enable the Closing to occur no later than the End Date, including (i) (A) agreeing to sell or otherwise disposing of, holding (through the establishment of a trust or otherwise), or divesting all or any portion of the business, assets or operations of Parent, the Company or any of the Company’s Subsidiaries or the business, assets or operations of the Surviving Corporation and its Subsidiaries after the Company Merger Effective Time, (B) creating, terminating, or divesting relationships, ventures, contractual rights or obligations of Parent, the Company or any of the Company’s Subsidiaries or of the Surviving Corporation and its Subsidiaries after the Company Merger Effective Time, (C) agreeing to or otherwise becoming subject to any limitations on (I) the right of Parent to control or operate its business (including the business of the Surviving Corporation and its Subsidiaries after the Company Merger Effective Time) or assets (including the assets of the Surviving Corporation and its Subsidiaries after the Company Merger Effective Time), or (II) the right of Parent to exercise full rights of ownership of its business (including the business of the Surviving Corporation and its Subsidiaries after the Company Merger Effective Time) or assets (including the assets of the Surviving Corporation and its Subsidiaries after the Company Merger Effective Time) and (D) proposing, negotiating, committing to or agreeing to do or permitting to be done any of the foregoing, in each case as may be required in order to cause the conditions to the Closing to be satisfied as promptly as reasonably practicable and (ii) defending or contesting in good faith any Action brought by a third party (including any Governmental Authority) that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the Merger Transactions (each, a “Remedial Action”). To assist Parent in complying with its obligations set forth in this Section 5.03, the Company shall, and shall cause its Subsidiaries and Affiliates to, enter into one or more agreements requested by Parent to be entered into by any of them prior to the Closing with respect to any transaction to divest, hold separate or otherwise take any action that limits the Company’s or its Subsidiaries’ or Affiliates’ freedom of action, ownership or control with respect to, or their ability to retain or hold, directly or indirectly, any of the businesses, assets, equity interests, product lines or properties of the Company or any of its Subsidiaries or Affiliates or any equity interest in any joint venture held by the Company or any of its Subsidiaries or Affiliates (each, a “Divestiture Action”); provided, however, that the consummation of the transactions and other actions provided for in any such agreement for a Divestiture Action shall be conditioned upon the Closing or satisfaction of all of the conditions to the Closing in a case where the Closing will occur immediately following such Divestiture Action (and where Parent has irrevocably committed to effect the Closing immediately following such Divestiture Action). In no event shall the Company propose, negotiate, effect or agree to any Remedial Action or Divestiture Action without the prior written consent of the Parent Parties. Notwithstanding anything in this Section 5.03 or any other provision of this Agreement, neither the Parent Parties nor any of their Affiliates shall be required to, (i) agree to, on behalf of itself or the Company (including the Surviving Corporation or any of their respective Subsidiaries or Affiliates) any Burdensome Condition or (ii) take any action, including any Remedial Action or Divestiture Action, in any respect whatsoever with respect to an Affiliate of any Parent Party (including EQT AB or the Public Sector Pension Investment Board and any investment funds or investment vehicles affiliated with, or managed or advised by, EQT AB or the Public Sector Pension Investment Board or any portfolio company (as such term is commonly understood in the private equity industry) or investment of EQT AB or the Public Sector Pension Investment Board or of any such investment fund or investment vehicle), or any interest therein, other than with respect to the Company and its Subsidiaries.
(d)   Each of the parties hereto shall use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission with any Governmental Antitrust and Foreign Investment Authority in connection with the Merger Transactions and in connection with any investigation or other inquiry by or before any Governmental Antitrust and Foreign Investment Authority relating to the Merger Transactions, including any proceeding initiated by a private party, (ii) keep the other parties hereto informed in all material respects and on a reasonably timely basis of any material communication received by such party from, or given by such party to, any Governmental Antitrust and Foreign Investment Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the Merger Transactions, (iii) subject to applicable Laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other parties hereto with respect to information relating to the other parties hereto and their respective Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third person or any Governmental Antitrust and Foreign Investment Authority in connection with the Merger Transactions, and (iv) to the extent permitted by any applicable Governmental Antitrust and Foreign Investment Authority or other person, give the other parties hereto the opportunity to attend and participate in such meetings and conferences.
(e)   Each of the parties hereto may, as each deems advisable or necessary, reasonably designate any competitively sensitive material provided to another party as “Outside Counsel Only Material” or some similar notation agreed by the parties. Such materials and the information contained therein will be given only to the outside counsel (and, in the case of information related to filings contemplated by Section 5.03, outside antitrust counsel) of the recipient and will not be disclosed by such counsel to employees, officers or directors of the recipient or its Affiliates unless express permission is obtained in advance from the source of the materials or its legal counsel. Notwithstanding anything to the contrary in this Section 5.03, and without limiting the restrictions on access and disclosure set forth in this Section 5.03(e), materials provided to any other party or its counsel pursuant to this Agreement may be redacted (i) as necessary to comply with contractual requirements, (ii) as necessary to address attorney-client or other privilege or protection or confidentiality concerns and (iii) as necessary to comply with applicable data privacy Laws.
SECTION 5.04.   Public Announcements.   Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions, and shall not issue any such press release or make any such public statement, including broad-based employee communications, prior to such consultation, except as may be required by applicable Law, court process or the rules and regulations of any national securities exchange or national securities quotation system and except for any matters expressly referred to in Section 5.02. The parties hereto agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in the form heretofore agreed to by Parent and the Company. Each of Parent and its Affiliates may, without any such consultation, make ordinary course disclosures and communications to existing or prospective general and limited partners, equityholders, members, managers, investors and lenders of such person or any of its Affiliates, in each case who are subject to customary confidentiality restrictions, and any such statements made by Parent or its Affiliates shall be deemed permitted under the Confidentiality Agreement and Section 5.05.
SECTION 5.05.   Access to Information; Confidentiality.   Subject to applicable Law, between the date of this Agreement and the earlier of the Company Merger Effective Time and the termination of this Agreement pursuant to Section 7.01, upon reasonable notice, (x) the Company shall afford to Parent and Parent’s Representatives reasonable access during normal business hours to the Company’s officers, employees, agents, properties, books, Contracts and records (other than any of the foregoing that relate to the negotiation and execution of this Agreement or, subject to Section 5.02, to any Takeover Proposal or any other transactions prior to the date hereof potentially competing with or alternative to the Merger Transactions or proposals made prior to the date hereof from other parties relating to any competing or alternative transactions), (y) the Company shall furnish promptly to Parent and Parent’s Representatives such information concerning its business, personnel, assets, liabilities and properties as Parent may reasonably request and (z) the Company shall (i) furnish to Parent the quarterly Executive Management Review report provided to the Company Board promptly after such reports are first delivered to the Company Board and a monthly report of acquisitions and capital expenditures (and a monthly telephonic discussion regarding such report) and (ii) consult with Parent prior to incurring any Interim Debt that satisfies the All-In Yield Threshold pursuant to clause (a) of the definition thereof; provided that, such access may be limited by the Company in response to COVID-19 Changes to the extent reasonably necessary (a) to protect the health and safety of the Company and its Representatives, or customers, lessors, suppliers, vendors or other commercial partners or (b) in order to comply with any applicable COVID-19 Measures. Parent and Parent’s Representatives (i) shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company and (ii) shall not be permitted to conduct any Phase II environmental site assessment or similar sampling, testing or invasive investigation (including of soil, water, air or surfaces) at, on or under any real property of the Company or its Subsidiaries. The Company shall not be obligated to provide such access or information if the Company determines, in its reasonable judgment after consultation with its counsel, that doing so could violate applicable Law or waive the protection of an attorney-client privilege, work product doctrine or other legal privilege. Without limiting the foregoing, in the event that the Company does not provide access or information in reliance on the immediately preceding sentence or pursuant to the first proviso of this Section 5.05, it shall provide notice to Parent that it is withholding such access or information and shall use its reasonable efforts to communicate, to the extent feasible, the applicable information in a way that would not violate the applicable Law, Contract or obligation or risk waiver of such privilege. All requests for information made pursuant to this Section 5.05 shall be directed to the General Counsel of the Company or other person designated by the Company. Until the Company Merger Effective Time, all information provided by or on behalf of the Company or its Subsidiaries pursuant to this Section 5.05 and Section 5.02 will be subject to the terms of the Confidentiality Agreement, which shall remain in full force and effect in accordance with its terms; provided that, notwithstanding the foregoing, any information covered by or subject to the Confidentiality Agreement may be disclosed to prospective co-investors and investors in connection with the investment, co-investment, syndication and/or marketing of any portion of any Equity Financing subject to receipt of customary confidentiality undertakings from such prospective co-investors and investors. The Company hereby agrees to use its commercially reasonable efforts to provide Parent such information that is reasonably requested by Parent in connection with the completion of its “anti-money laundering” and “know your customer” compliance undertakings applicable to Parent or its Affiliates in connection with the consummation of the Transactions.
SECTION 5.06.   Indemnification and Insurance.
(a)   From and after the Company Merger Effective Time, Parent shall, and shall cause the Surviving Corporation to, (i) indemnify and hold harmless each individual who at the Company Merger Effective Time is, or at any time prior to the Company Merger Effective Time was, a director or officer of the Company or of a Subsidiary of the Company (each, an “Indemnitee”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any Action (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnitee was a director or officer of the Company or such Subsidiary or (B) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a director or officer of the Company or such Subsidiary or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a director or officer or fiduciary of another person (including any employee benefit plan)), in each case under clause (A) or (B), at, or at any time prior to, the Company Merger Effective Time (including any Action relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnitee), to the fullest extent the Company would have been permitted to do so under applicable Law, and (ii) assume all obligations of the Company and its Subsidiaries to the Indemnitees in respect of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Company Merger Effective Time as provided in the Company Charter and the Company Bylaws and the Organizational Documents of such Subsidiaries as in effect on the date hereof or in any agreement in existence as of the date hereof providing for indemnification between the Company and any Indemnitee. Without limiting the foregoing, Parent, from and after the Company Merger Effective Time, shall cause, unless otherwise required by Law, the certificate of incorporation and the by-laws of the Surviving Corporation to contain provisions no less favorable to the Indemnitees with respect to limitation of liabilities of directors and officers and indemnification than are set forth as of the date hereof in the Company Charter and the Company Bylaws, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnitees. In addition, from and after the Company Merger Effective Time, Parent shall cause the Surviving Corporation to, advance any expenses (including fees and expenses of legal counsel) of any Indemnitee under this Section 5.06 (including in connection with enforcing the indemnity and other obligations referred to in this Section 5.06) as incurred to the fullest extent the Company would have been permitted to do so under applicable Law; provided that, the individual to whom expenses are advanced provides an undertaking to repay such advances if it shall be determined that such person is not entitled to be indemnified pursuant to this Section 5.06(a).
(b)   None of Parent or the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Action relating to any acts or omissions covered under this Section 5.06 (each, a “Claim”) for which indemnification has been sought by an Indemnitee hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnitee from all liability arising out of such Claim or such Indemnitee otherwise consents in writing to such settlement, compromise or consent. Each of Parent, the Surviving Corporation and the Indemnitees shall cooperate in the defense of any Claim and shall provide access to properties and individuals as reasonably requested and furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.
(c)   For a period of six (6) years from the Company Merger Effective Time, Parent shall cause the Surviving Corporation to maintain in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its Subsidiaries covering acts or omissions occurring at or prior to the Company Merger Effective Time with respect to those individuals who are currently (and any additional individuals who prior to the Company Merger Effective Time become) covered by the Company’s directors’ and officers’ liability insurance policies; provided that, (i) if any Claim (whether arising before, at or after the Company Merger Effective Time) is brought against an Indemnitee on or prior to the sixth (6th) anniversary of the Company Merger Effective Time, the provisions of this Section 5.06 shall continue in effect until the full and final resolution of such Claim and (ii) if the aggregate annual premium for such insurance exceeds 300% of the current annual premium for such insurance, then Parent shall provide or cause to be provided a policy for the applicable individuals with the greatest coverage as is then available at a cost up to but not exceeding 300% of such current aggregate annual premium. The Company shall purchase, prior to the Company Merger Effective Time, a six (6)-year prepaid “tail” policy on terms and conditions providing at least substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its Subsidiaries with respect to matters arising on or prior to the Company Merger Effective Time, covering without limitation the Mergers and the other Transactions; provided that, (x) Parent shall have the right to approve the proposed policy prior to purchase, and (y) in no event shall the aggregate annual premium for such insurance exceed 300% of the current annual premium for such insurance. If such prepaid “tail” policy has been obtained by the Company prior to the Company Merger Effective Time, Parent shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation, and no other party shall have any further obligation to purchase or pay for insurance pursuant to this Section 5.06(c).
(d)   The provisions of this Section 5.06 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Charter or the Company Bylaws, by Contract or otherwise. The obligations of Parent and the Surviving Corporation under this Section 5.06 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.06 applies unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnitee has consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.06 applies shall be third-party beneficiaries of this Section 5.06).
(e)   In the event that Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties, rights and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations thereof set forth in this Section 5.06.
(f)   Nothing in this Agreement is intended to, shall be construed to or shall, release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 5.06 is not prior to or in substitution for any such claims under such policies.
SECTION 5.07.   Rule 16b-3.   Prior to the Company Merger Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities (including derivative securities) pursuant to the Merger Transactions by each individual who is subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.
SECTION 5.08.   Employee Matters.
(a)   During the period commencing at the Company Merger Effective Time and ending on the first anniversary of the date on which the Company Merger Effective Time occurs (or until an earlier termination of employment), Parent shall provide, or shall cause the Surviving Corporation (or in the case of a transfer of all or substantially all the assets and business of the Surviving Corporation, its successors and assigns) to provide, each individual who is employed by the Company or any of its Subsidiaries immediately prior to the Company Merger Effective Time (each, a “Company Employee”) with (i) a base salary or wages (as applicable) and target annual cash incentive opportunities that are no less favorable than those in effect immediately prior to the Company Merger Effective Time, (ii) severance benefits that are no less favorable in the aggregate than those that would have been provided to such Company Employee under the applicable severance benefit plans, programs, policies, agreements and arrangements set forth in Section 5.08(a) of the Company Disclosure Letter and (iii) employee benefit plans and arrangements (other than (x) annual cash bonus opportunities referred to in clause (i) above and (y) any long-term incentive, equity-based, change in control, retention or similar non-recurring compensation and benefits) that are substantially comparable in the aggregate to those provided to the Company Employees immediately prior to the Company Merger Effective Time.
(b)   Without limiting the generality of Section 5.08(a), Parent shall, or shall cause the Surviving Corporation to, (i) honor in accordance with their terms all the Company Benefit Plans, as in effect at the Company Merger Effective Time and (ii) use commercially reasonable efforts to (A) waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively at work requirements and waiting periods under any welfare benefit plan maintained by the Surviving Corporation or any of its Subsidiaries in which Company Employees (and their eligible dependents) will be eligible to participate from and after the Company Merger Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Benefit Plan immediately prior to the Company Merger Effective Time and (B) to recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible dependents) during the calendar year in which the Company Merger Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Company Merger Effective Time, except to the extent that such limits or forfeitures applied under the Company Benefit Plan in effect as of the Company Merger Effective Time.
(c)   Parent hereby acknowledges that the consummation of the Mergers constitutes a “change in control” or “change or control” (or a term of similar import) for purposes of any Company Benefit Plan that contains a definition of a “change in control” or “change or control” (or a term of similar import), as applicable.
(d)   With respect to all employee benefit plans of the Surviving Corporation and its Subsidiaries, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) (including any vacation,

paid time-off and severance plans), for all purposes, including determining eligibility to participate, level of benefits and vesting, each Company Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer was recognized by the Company or such Subsidiary) shall be treated as service with the Surviving Corporation or any of its Subsidiaries (or in the case of a transfer of all or substantially all the assets and business of the Surviving Corporation, its successors and assigns); provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service.
(e)   Each participant in a Company Benefit Plan that is an annual cash incentive plan (each, an “Annual Incentive Plan”) shall receive a cash bonus in the ordinary course consistent with past practice in respect of the fiscal year in which the Closing occurs; provided that, such bonus shall be no less than (i) with respect to the portion of the fiscal year in which the Closing occurs ending on the Closing Date, an amount equal to the cash bonus calculated under the applicable Annual Incentive Plan based on the projected full-year actual performance under the applicable Annual Incentive Plan as of the Closing, prorated for the portion of the year elapsed between the beginning of the fiscal year in which the Closing occurs and the Closing Date (the “Pre-Closing Bonus”) and (ii) with respect to the remainder of the fiscal year in which the Closing occurs, an amount equal to no less than full-year target performance for each participant under the applicable Annual Incentive Plan for the fiscal year in which the Closing occurs, prorated for the portion of the year elapsed between the Closing Date and the end of the fiscal year in which the Closing occurs (the “Post-Closing Bonus” and, together with the Pre-Closing Bonus, the “Closing Year Bonus”). Parent shall, and shall cause its Subsidiaries, including the Surviving Corporation, to, pay the amount payable, if any, under the applicable Annual Incentive Plan to the applicable Company Employees at the same time that such bonuses are typically paid in the ordinary course of business. Notwithstanding the foregoing, in the event that any Company Employee is terminated by Parent or its Subsidiaries, including the Surviving Corporation, without Cause (as defined in the Company Stock Plan) following the Closing but prior to the payment date for such bonus amounts, if any, Parent shall, and shall cause its Subsidiaries, including the Surviving Corporation, to, pay to such Company Employee, at such time set forth in the preceding sentence, an amount equal to the sum of (x) the applicable Pre-Closing Bonus and (y) a portion of the applicable Post-Closing Bonus pro-rated based on the number of days the applicable Company Employee was employed between the Closing Date and the end of the performance period.
(f)   Notwithstanding any provision of this Agreement to the contrary, the provisions of this Section 5.08 are solely for the benefit of the parties to this Agreement, and no provision of this Section 5.08 is intended to, or shall, (i) constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise, (ii) prevent the Company, its Subsidiaries, Parent or the Surviving Entities from amending or terminating any of their respective benefit plans (including any Company Benefit Plan in accordance with its terms), (iii) prevent Parent, after the Company Merger Effective Time, from terminating the employment of any employees of the Company or its Subsidiaries who continue to be actively employed by the Surviving Corporation or any of its Subsidiaries or (iv) create any third-party beneficiary rights in no current or former employee, any other individual associated therewith or any collective bargaining representative thereof.
SECTION 5.09.   Notification of Certain Matters; Stockholder Litigation.
(a)   Prior to the Company Merger Effective Time, Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of (i) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement or the Merger Transactions or from any person alleging that the consent of such person is or may be required in connection with the Merger Transactions, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent and (ii) any Actions commenced or, to such party’s Knowledge, threatened against such party which relates to this Agreement or the Merger Transactions.
(b)   Prior to the Company Merger Effective Time, the Company shall provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably and promptly informed with respect to the status thereof. The

Company shall (i) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation against the Company or its directors relating to this Agreement or the Merger Transactions; and (ii) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation and will consider in good faith Parent’s advice with respect to such Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing (such consent not to be unreasonably withheld, delayed or conditioned).
SECTION 5.10.   Parent Approval.   Immediately following the execution of this Agreement, Parent shall execute and deliver to Merger Sub I and the Company, in accordance with Section 228 of the DGCL and in its capacity as the sole stockholder of Merger Sub I, a written consent adopting this Agreement. Immediately following the execution of this Agreement, Parent shall execute and deliver to Merger Sub II and OpCo, in accordance with Section 18-302(d) of the DLLCA and in its capacity as the sole member of Merger Sub II, a written consent adopting this Agreement.
SECTION 5.11.   Stock Exchange Delisting.   Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to cause the delisting by the Surviving Corporation of all shares of Class A Common Stock from NASDAQ and the deregistration of all shares of Class A Common Stock under the Exchange Act as soon as reasonably practicable after the Company Merger Effective Time.
SECTION 5.12.   Convertible Notes; Capped Call Transactions.
(a)   On and prior to the Company Merger Effective Time, the Company shall use its commercially reasonable efforts to (i) take all such actions as may be required in accordance with, and subject to, the terms of the Indenture, including the giving of any notices, certificates, supplemental indentures and other documents that might be required thereunder, as a result of the Merger Transactions (provided that, the Company will provide copies of any such notices to the Parent Parties at least three (3) Business Days prior to delivering any such notice and shall consider in good faith and incorporate all reasonable comments provided by Parent with respect thereto) and (ii) take all such actions as may be required to facilitate the settlement of the Convertible Notes in connection with the Closing (it being understood that any such settlement will be subject to the terms of the Indenture, as applicable).
(b)   The Company agrees to use its commercially reasonable efforts to cooperate with Parent to enter into arrangements with the Capped Call Counterparties to cause the Capped Call Transactions to be exercised, settled, cancelled or otherwise terminated as of the Closing Date, and to enter into any documentation required to effect such termination. The Company shall promptly provide Parent with any notices or other written communication received from any Capped Call Counterparty with respect to the Capped Call Transactions. The Company shall keep Parent fully informed of all such discussions and negotiations and shall give Parent the option to participate (or have its counsel participate) in any such discussions and negotiations. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any written response to any written notice or other document received from any Capped Call Counterparty with respect to the Capped Call Transactions prior to making any such response, and the Company shall promptly respond to any reasonable questions from, and reflect any reasonable comments made by, Parent or its counsel with respect thereto prior to making any such response.
(c)   The Company will not, and will cause its Representatives not to, without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (i) make any amendments, modifications or other changes to the terms of the Capped Call Documentation or (ii) exercise any right it may have, or enter into any agreement, to terminate, or to trigger an early settlement of, any of the Capped Call Transactions (including as to the form of consideration of any amount payable in respect of any such early settlement). Nothing in this Section 5.12 shall require the Company to (A) other than as required under the Capped Call Transaction, pay any fees, incur or reimburse any costs or expenses, or make any payment in connection with any Capped Call Transactions prior to the occurrence of the Company Merger Effective Time, (B) enter into or effect any settlement, termination, instrument or agreement, or agree to any settlement, termination, or any other change or modification to any instrument or agreement, that is effective prior to the occurrence of the Company Merger Effective Time, or (C) refrain from delivering, or delay the delivery of, any notice required by the terms of the Capped Call Documentation (it being understood that the Company will provide Parent and its counsel with a reasonable opportunity to review and comment on such notice as provided in Section 5.12(b)).
SECTION 5.13.   Financing.
(a)   Subject to the terms and conditions of this Agreement, Parent will not, without the prior written consent of the Company, effect or permit any termination of or any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Equity Funding Letters if such amendment, modification or waiver would, or would reasonably be expected to, (i) reduce the aggregate amount of the Equity Financing, (ii) impose new or additional conditions or other terms or otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing or any other terms to the Equity Financing in a manner that would reasonably be expected to (A) delay or prevent the Closing Date or (B) make the timely funding of the Equity Financing less likely to occur in any respect or (iii) adversely impact the ability of Parent to enforce its rights against the Sponsors under the Equity Funding Letters.
(b)   Subject to the terms and conditions set forth herein, prior to the Company Merger Effective Time, each Parent Party shall each use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to consummate and obtain the Equity Financing on the terms and conditions described in the Equity Funding Letters.
(c)   The Parent Parties acknowledge and agree that the obtaining of the Equity Financing, or any alternative financing, is not a condition to Closing.
SECTION 5.14.   Debt Agreements.   With respect to the Debt Agreements, during the period from the date hereof until the earlier of (x) the Company Merger Effective Time and (y) the termination of this Agreement pursuant to Section 7.01:
(a)   Except as consented to by Parent in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company shall not, and shall cause each of its Subsidiaries not to, in each case, subject to the terms and conditions of this Agreement, (i) take any action, or fail to take any action, if the Company has Knowledge that the taking of such action, or the failure to take such action, shall cause a Default, Potential Default or Event of Default or any equivalent term (each as defined in the applicable Specified Debt Agreement) to occur under any of the Specified Debt Agreements (each, a “Debt Default”) or (ii) give any notice, or otherwise take any affirmative action, to terminate any commitments to extend credit that are in effect on the date hereof under any Specified Debt Agreement (for the avoidance of doubt, other than pursuant to the funding thereof not in contravention of the terms of this Agreement).
(b) Except as consented to by Parent in writing (such consent not to be unreasonably withheld, delayed or conditioned other than in connection with any Restricted Remedy contemplated by clause (d) of the definition thereof) or any amendment, supplement or modification to the Specified Debt Agreements to effectuate the incurrence or guarantee of Indebtedness permitted by Section 5.01(a)(iv) of the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to, amend or modify (or waive its rights under) any of the Specified Debt Agreements, except for (i) any such amendment, modification or waiver effected in connection with curing or obtaining a waiver of any Debt Default (or any potential Debt Default), (ii) any such amendment, modification or waiver solely with respect to guarantee and collateral matters and solely to the extent such amendment, modification or waiver is required by the terms of the Debt Agreements as in effect on the date hereof and (iii) any such amendment, modification or waiver solely to the extent such amendment, modification or waiver is required by the terms of the Debt Agreements as in effect on the date hereof.
(c)   Notwithstanding anything to the contrary in Section 5.01(a)(iv), (xiii) or (xvi) (or Section 5.01(a)(xix) in respect of any of the foregoing) or Section 5.01(a)(A), the Company and its Subsidiaries shall be permitted to take, or cause to be taken, all actions, and do, or cause to be done, all things determined by the Company in good faith in consultation with Parent to be necessary, proper or advisable in order to cure, or to obtain a waiver of, any Debt Default (or any potential Debt Default), including (i) the payment, repayment, redemption or discharge of all principal, interest, premiums and fees owing by the Company or its Subsidiaries to the holders of the applicable Specified Debt outstanding under the applicable Specified Debt Agreement or (ii) such other actions or things that cause the holders of such Specified Debt under such Specified Debt Agreement, or the agent on their behalf, to no longer have the right to cause, on account of such Debt Default, the Specified Debt outstanding thereunder to be due and payable prior to its scheduled final maturity; provided, however, that it is hereby understood and agreed that if any Restricted Remedy was effected to cure, or to obtain a waiver of, such Debt Default, then such Debt Default shall cease to be continuing for purposes of this Agreement only if Parent shall have consented in writing to such Restricted Remedy; provided, further, it is hereby understood and agreed that any Debt Default shall not be continuing for purposes of this Agreement if cured or, in accordance with the applicable Specific Debt Agreement, waived by the applicable parties thereto in accordance with this Section 5.14(c), in each case, without the consummation of any Restricted Remedy.
(d)   The Company shall provide prompt notice to Parent in the event the Company or any of its Subsidiaries obtains Knowledge, and Parent shall provide prompt notice to counsel for the Company in the event any Parent Party or any of its Affiliates obtain any actual knowledge (which shall mean the actual knowledge of the deal professionals of the Sponsors actively involved with the Transactions), that any Debt Default shall have occurred and is continuing (or, in the case of any such notice by Parent, that any event or circumstance that, had the Company had knowledge thereof, would constitute a Debt Default shall have occurred or shall exist).
SECTION 5.15.   Resignation of Directors.   At least five (5) Business Days prior to the Closing, the Company shall deliver to Parent executed letters of resignation or evidence of removal of each director of the Company and OpCo, effective as of the Closing.
SECTION 5.16.   Preparation of the Proxy Statement.   As promptly as reasonably practicable after the execution of this Agreement and subject to applicable Law (and in any event within twenty (20) Business Days), the Company shall prepare the Proxy Statement in preliminary form and file it with the SEC. Subject to Section 5.02, the Company Board shall make the Company Board Recommendation to the Company’s stockholders and shall include such recommendation in the Proxy Statement. Parent shall provide to the Company all information concerning the Parent Parties and their respective Affiliates as may be reasonably requested by the Company and customary in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC. Each of the Company and the Parent Parties shall correct any information provided by it for use in the Proxy Statement as promptly as reasonably practicable for use in an amendment of, or a supplement to, the Proxy Statement so that the Proxy Statement does not include any misstatement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall notify Parent promptly upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement and shall supply Parent with copies of all written correspondence between the Company or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement and to resolve such comments with the SEC, and shall use its reasonable best efforts to cause the Proxy Statement to be disseminated to its stockholders as promptly as reasonably practicable after the resolution of any such comments. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto) or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, the Company shall (a) provide Parent with a reasonable opportunity to review and to propose comments on such document or response (including the proposed final version of such document or response), (b) consider in good faith, inclusion of reasonable comments provided by Parent with respect to such document or response, and (c) not file or mail such document or respond to the SEC prior to receiving Parent’s approval,which approval shall not be unreasonably withheld, conditioned or delayed.

SECTION 5.17.   Company Stockholders’ Meeting.
(a)   As soon as reasonably practicable after the SEC confirms that it has no further comments on the Proxy Statement (and in any event within five (5) Business Days after such time), the Company shall take all necessary actions in accordance with applicable Law, the Company Charter, the Company Bylaws and the rules of NASDAQ to set a record date for, call, give notice of, convene and hold a meeting of its stockholders (with such record date and meeting date to be selected after consultation with Parent) for the purpose of obtaining the Company Stockholder Approval (including any adjournment, recess, reconvening or postponement thereof, the “Company Stockholders’ Meeting”). Subject to Section 5.02, the Company shall use its reasonable best efforts to obtain the Company Stockholder Approval. The Company shall keep Parent reasonably informed on a reasonably current basis, and promptly upon Parent’s request, of the status of its efforts to solicit the Company Stockholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may, after consultation with Parent, adjourn, recess, reconvene or postpone the Company Stockholders’ Meeting if the Company reasonably believes that (i) such adjournment, recess, reconvening or postponement, after consultation with its outside legal counsel and financial advisors, is required by applicable Law to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company’s stockholders within a reasonable amount of time in advance of the Company Stockholders’ Meeting, (ii) as of the time for which the Company Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement), (A) there will be an insufficient number of Company Capital Stock present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders’ Meeting or (B) there will be an insufficient number of proxies to obtain the Company Stockholder Approval or (iii) such adjournment, recess, reconvening or postponement, after consultation with its outside legal counsel and financial advisors, is required by Law or a court or other Governmental Authority of competent jurisdiction in connection with any Action in connection with this Agreement or the Transactions or has been requested by the SEC or its staff; provided that, the Company Stockholders’ Meeting shall not be postponed or adjourned (I) by more than ten (10) days at a time, or (II) with respect to clause (ii) above, to a date that is more than thirty (30) days after the date on which the Company Stockholders’ Meeting was originally scheduled, in each case without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed).
(b)   Unless this Agreement has been terminated in accordance with Article VII, the obligation of the Company to call, give notice of, convene and hold the Company Stockholders’ Meeting and to hold a vote of the Company’s stockholders at the Company Stockholders’ Meeting for the purpose of obtaining the Company Stockholder Approval required in connection with this Agreement shall not be limited or otherwise affected by the commencement, public proposal, public disclosure, communication, announcement or submission to the Company, its Affiliates or their respective Representatives of any Takeover Proposal (whether or not a Superior Proposal) or by the making of any Adverse Recommendation Change by the Company Board. Additionally, unless this Agreement has been terminated in accordance with Article VII, the Company shall not submit to or for a vote of its stockholders of the Company any Takeover Proposal.
ARTICLE VI
Conditions Precedent
SECTION 6.01.   Conditions to Each Party’s Obligation to Effect the Mergers.   The respective obligation of each party to effect the Mergers is subject to the satisfaction or (to the extent permitted by applicable Law) waiver on or prior to the Closing Date of the following conditions:
(a)   No Injunctions or Restraints.   No Governmental Authority of competent authority shall have issued an Order or enacted a Law (collectively, “Restraints”) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Mergers or imposes a Burdensome Condition.
(b)   Governmental Consents.   The waiting period (and any extension thereof) applicable to the consummation of the Mergers under the Antitrust and Foreign Investment Laws set forth in Section 6.01(b) of the Company Disclosure Letter shall have expired or been terminated without the imposition of any Burdensome Condition and the approvals under the Antitrust and Foreign Investment Laws set forth in Section 6.01(b) of the Company Disclosure Letter shall have been received without the imposition of any Burdensome Condition.
(c)   Company Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
SECTION 6.02.   Conditions to the Obligations of the Parent Parties.   The obligation of the Parent Parties to effect the Mergers is subject to the satisfaction or (to the extent permitted by applicable Law) valid waiver, on or prior to the Closing Date of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of the Company Parties (i) set forth in Section 3.02(a), Section 3.02(b) and Section 3.02(c) (solely with respect to the Company and OpCo) shall be true and correct in all respects as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except in the case of this clause (i) for de minimis inaccuracies, (ii) set forth in Section 3.03(a), Section 3.03(b), Section 3.03(c), Section 3.03(d), Section 3.03(e)(i), Section 3.13, Section 3.18 and Section 3.19 shall be true and correct in all material respects as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), (iii) set forth in Section 3.05(b) shall be true and correct in all respects as of the Closing Date with the same effect as though made as of the Closing Date and (iv) set forth in the Agreement, other than those Sections specifically identified in clause (i), (ii) and (iii) of this Section 6.02(a), shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (iv), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Solely for the purposes of clause (i) of this Section 6.02(a), if one or more inaccuracies in the sections referred to in clause (i) of this Section 6.02(a) would cause the aggregate amount required to be paid by the Parent Parties or any of their respective Affiliates to consummate the Mergers and pay all fees and expenses in connection therewith increase by $4,000,000 or more, such inaccuracy or inaccuracies will not be considered de minimis. Parent shall have received a certificate signed on behalf of the Company Parties by an executive officer of the Company to such effect.
(b)   Compliance with Covenants.   The Company shall have complied with or performed in all material respects its obligations required to be complied with or performed by it prior to the Closing under the Agreement and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.
(c)   Debt Agreements.   There shall not have occurred and be continuing any Debt Default immediately prior and immediately after giving effect to the Mergers.
(d)   Minimum Cash.   (i) The Company shall have an amount of unrestricted cash not less than $210,000,000 held in bank accounts located in the United States and available to the Company Parties without any Tax or other fees, costs or expenses to be used by the Parent Parties to make the payments required to be made by the Parent Parties and the Company at the Closing and (ii) the Company or any of its Subsidiaries shall have an additional amount of cash of not less than $30,000,000.
(e)   Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any effect, change, event, circumstance or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.
(f)   Waiver Agreements.   Each Waiver Agreement shall be in full force and effect on the Closing Date (and all conditions thereunder to such effectiveness shall have been satisfied) and shall be enforceable against each party thereto, in each case, to the extent required in order that, after giving effect to the Transactions, no Change of Control (as defined in any Specified Debt Agreement and including any equivalent or corresponding term) shall have occurred or be continuing under the Specified Debt Agreements.

SECTION 6.03.   Conditions to the Obligations of the Company Parties.   The obligation of the Company Parties to effect the Mergers is subject to the satisfaction or (to the extent permitted by applicable Law) valid waiver, on or prior to the Closing Date of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of the Parent Parties set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Parent Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of the Parent Parties by an executive officer of Parent to such effect.
(b)   Compliance with Covenants.   The Parent Parties shall have complied with or performed in all material respects its obligations required to be complied with or performed by it prior to the Closing under the Agreement and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.
ARTICLE VII
Termination
SECTION 7.01.   Termination.   This Agreement may be terminated and the Merger Transactions abandoned at any time prior to the Company Merger Effective Time (except as otherwise expressly noted):
(a)   by the mutual written consent of the Company and Parent; or
(b)   by either the Company or Parent:
(i)   if the Company Merger Effective Time shall not have occurred on or prior to September 30, 2023 (as such date may be extended pursuant to Section 8.08, the “End Date”); provided that, (A) in the event that all conditions to Closing have been satisfied on or prior to the End Date other than (x) those conditions that by their nature are to be satisfied at the Closing, each of which are capable of being satisfied at the Closing, and (y) the condition set forth in Section 6.01(b), then the End Date shall be automatically extended (without any further action by any Person) until November 30, 2023 (subject to either Parent or the Company having obtained an extension of each applicable Waiver Agreement until November 30, 2023), and (B) the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party if a breach in any material respect by such party of its representations and warranties set forth in this Agreement or the failure of such party to perform in any material respect any of its obligations under this Agreement has been a principal cause of or resulted in the events specified in this Section 7.01(b)(i) (it being understood that Parent Parties shall be deemed a single party for purposes of the foregoing proviso);
(ii)   if any Restraint having the effect set forth in Section 6.01(a) shall be in effect and shall have become final and nonappealable; provided, however, that neither the Company nor Parent shall be permitted to terminate this Agreement pursuant to this Section 7.01(b)(ii) in the event that such party’s material breach of any provision of this Agreement shall have been the cause of, or resulted in, the issuance of such final and nonappealable Restraint; or
(iii)   if the Company Stockholder Approval is not obtained at the Company Stockholders’ Meeting duly convened therefor; or
(c)   by Parent:
(i)   if the Company shall have breached any of its representations or warranties or fails to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.02(a) or Section 6.02(b) and (B) is incapable of being cured prior to the End Date or, if by its nature such breach or failure is capable of being cured by the End Date, the Company shall not have cured such breach or failure to perform within forty-five (45) calendar days following receipt by the Company of written notice of such breach or failure from Parent stating Parent’s intention to terminate this Agreement pursuant to this Section 7.01(c)(i) and the basis for such termination; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(c)(i) if any of the Parent Parties is then in material breach of any of its representations, warranties, covenants or agreements hereunder; or
(ii)   in the event that (A) the Company Board, the Transaction Committee or any committee of the Company Board shall have made an Adverse Recommendation Change or (B) the Company or any of its Affiliates shall have entered into a Company Acquisition Agreement; or
(d)   by the Company:
(i)   if any of the Parent Parties shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.03(a) or Section 6.03(b) and (B) is incapable of being cured prior to the End Date or, if by its nature such breach or failure is capable of being cured by the End Date, the Parent Parties shall not have cured such breach or failure to perform within forty-five (45) calendar days following receipt by Parent of written notice of such breach or failure from the Company stating the Company’s intention to terminate this Agreement pursuant to this Section 7.01(d)(i) and the basis for such termination; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(i) if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder;
(ii)   prior to receipt of the Company Stockholder Approval, in order to concurrently enter into a definitive agreement providing for a Superior Proposal in accordance with Section 5.02(d); provided that, prior to or concurrently with such termination, the Company pays the applicable Company Termination Fee due under Section 7.03(a); or
(iii)   if (A) the conditions set forth in Section 6.01 and Section 6.02 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time the written notice referred to in clause (B) below is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice), (B) the Company has irrevocably confirmed by written notice to Parent that all conditions in Section 6.03 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time such written notice is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice) and that it is ready, willing and able to consummate the Closing and (C) the Parent Parties fail to consummate the Closing on or prior to the date that is the later of (1) the first date upon which the Closing is required to occur pursuant to Section 1.02 and (2) the date that is five (5) Business Days following the delivery of such notice referred to in clause (B) above; provided that, notwithstanding anything in Section 7.01(b)(i) to the contrary, no party hereto shall be permitted to terminate this Agreement pursuant to Section 7.01(b)(i) during any such applicable period referred to in clause (C) above.
SECTION 7.02.   Effect of Termination.   In the event of the termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than this Section 7.02, Section 7.03, Article VIII, the Confidentiality Agreement and the Termination Equity Commitment Letters, all of which shall survive termination of this Agreement but shall remain subject to Section 7.03(e)), and there shall be no liability on the part of Parent, Merger Sub I, Merger Sub II, the Company or OpCo or their respective directors, officers and Affiliates, except pursuant to Section 7.03 and as liability may exist pursuant to the Sections and agreements specified in the immediately preceding parenthetical that survive such termination.

SECTION 7.03.   Termination Fees.
(a)   In the event that:
(i)   this Agreement is validly terminated by the Company or Parent pursuant to Section 7.01(b)(i) (to the extent the Company Stockholder Approval was not obtained by the End Date) or Section 7.01(b)(iii) or by Parent pursuant to Section 7.01(c)(i); provided that, (A) at the time of such termination, (I) the Company shall not have been entitled to terminate this Agreement pursuant to Section 7.01(d)(i) and (II) none of Parent, Merger Sub I, Merger Sub II or any Sponsor is then in material breach of its representations, warranties, covenants or agreements under the Equity Funding Letters or the Termination Equity Commitment Letters, (B) (x) a bona fide Takeover Proposal has been publicly made, proposed or communicated (and not withdrawn), or (y) a bona fide Takeover Proposal has otherwise become known, disclosed or communicated to the Company or the Company Board, the Transaction Committee or any committee of the Company Board after the date hereof and prior to the termination of this Agreement, and (C) within twelve (12) months of the date this Agreement is terminated, the Company consummates, or enters into a definitive agreement with respect to, a Takeover Proposal that is later consummated (whether or not the Takeover Proposal is with the person or persons that made the Takeover Proposal referred to in clause (B)); provided, further, that, for purposes of clause (B) and (C) of this Section 7.03(a)(i), the references to “20%” in the definition of Takeover Proposal shall be deemed to be references to “50%”;
(ii)   this Agreement is validly terminated by the Company pursuant to Section 7.01(d)(ii); or
(iii)   this Agreement is validly terminated by Parent pursuant to Section 7.01(c)(ii);
then, in each case, the Company shall pay the Company Termination Fee to Parent or its designee by wire transfer of same-day funds, (x) in the case of Section 7.03(a)(i), within five (5) Business Days after the consummation of, the Takeover Proposal referred to in clause (i)(C) above, (y) in the case of Section 7.03(a)(ii), simultaneously with such termination and (z) in the case of Section 7.03(a)(iii), within five (5) Business Days after such termination (it being understood that in no event shall the Company be required to pay any Company Termination Fee on more than one occasion).
As used herein, “Company Termination Fee” shall mean a cash amount equal to $52,000,000.
(b)   In the event that the Company shall validly terminate this Agreement pursuant to Section 7.01(d)(i) or Section 7.01(d)(iii), or Parent shall validly terminate this Agreement pursuant to Section 7.01(b)(i) and at such time the Company could have terminated this Agreement pursuant to Section 7.01(d)(i) or Section 7.01(d)(iii), then Parent shall pay to the Company a termination fee of $103,000,000 in cash (the “Parent Termination Fee”) by wire transfer of same-day funds within five (5) Business Days after such termination (it being understood that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion).
(c)   Without limiting or otherwise affecting other remedies that may be available to the Parent Parties, in the event of termination of this Agreement by the Company or Parent pursuant to Section 7.01(b)(iii) at a time when none of the Parent Parties is in material breach of any of its representations, warranties, covenants or agreements hereunder, the Company shall pay to, or as directed by, Parent as promptly as possible (but in any event within five (5) Business Days) following receipt of an invoice therefor for all reasonable out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment banks, advisors, consultants and other Representatives incurred by the Parent Parties and/or their respective Affiliates in connection with this Agreement and the transactions contemplated hereby), up to an aggregate maximum of $7,500,000, which amount shall be credited against any Company Termination Fee that becomes subsequently payable to Parent.
(d)   Each of the parties hereto acknowledges that the agreements contained in this Section 7.03 are an integral part of the Merger Transactions, and that without these agreements, the other parties hereto would not enter into this Agreement and none of the Company Termination Fee, the Parent Termination Fee and payments pursuant to Section 7.03(c) shall constitute a penalty but are liquidated damages, in a reasonable amount that will compensate Parent or the Company, as applicable, in the circumstances in which the Company Termination Fee, the Parent Termination Fee or payments pursuant to Section 7.03(c) is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Accordingly, if the Company or Parent, as the case may be, fails to timely pay any amount due pursuant to this Section 7.03, and, in order to obtain the payment, Parent or the Company, as the case may be, commences an Action which results in a judgment against the other parties for the payment set forth in this Section 7.03, such paying party shall pay the other party, its reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Action, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.
(e)   Subject in all respects to the Company’s injunction, specific performance and equitable relief rights and related rights set forth in Section 8.08 and the reimbursement and indemnification obligations of Parent under Section 7.03(d) hereof, each of the parties hereto expressly acknowledges and agrees that the Company’s right to terminate this Agreement and receive payment of the Parent Termination Fee in circumstances for which such fee is payable pursuant to Section 7.03(b) shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Company and its Subsidiaries and their respective Affiliates and any of their respective former, current, or future general or limited partners, shareholders, equityholders, members, managers, directors, officers, employees, agents or Affiliates (collectively, the “Company Related Parties”) against the Parent Parties, the Sponsors or any of their respective former, current or future general or limited partners, shareholders, equityholders, managers, members, directors, officers, employees, agents or Affiliates (collectively, the “Parent Related Parties”) for any loss or damage suffered as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise (whether willful (including willful and material breach), intentional, unilateral or otherwise) or any representation, warranty, covenant or agreement or otherwise in respect of this Agreement or any oral representation made or alleged to be made in connection herewith and upon payment of the Parent Termination Fee none of the Parent Parties, the Sponsors or any other Parent Related Party shall have any further liability or obligation relating to or arising out of this Agreement or the Merger Transactions, the Equity Funding Letters or the Termination Equity Commitment Letters and none of the Company, its Subsidiaries nor any other Company Related Party shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with this Agreement or the Transactions or any oral representation made or alleged to be made in connection herewith. Subject in all respects to Parent’s injunction, specific performance and equitable relief rights and related rights set forth in Section 8.08 and the reimbursement and indemnification obligations of the Company under Section 7.03(c) hereof, each of the parties hereto expressly acknowledges and agrees that Parent’s right to terminate this Agreement, and receive payment of the Company Termination Fee in circumstances for which such fee is payable pursuant to Section 7.03(a), shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Parent Related Parties against the Company Related Parties for any loss or damage suffered as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise (whether willful (including willful and material breach), intentional, unilateral or otherwise) or any representation, warranty, covenant or agreement or otherwise in respect of this Agreement or any oral representation made or alleged to be made in connection herewith and upon payment of the Company Termination Fee none of the Company or any Company Related Party shall have any further liability or obligation relating to or arising out of this Agreement or the Merger Transactions and none of the Parent Parties nor any other Parent Related Party shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with this Agreement or the Transactions or any oral representation made or alleged to be made in connection herewith. While each of the Company and Parent may pursue both a grant of specific performance in accordance with Section 8.08 and the payment of the Parent Termination Fee or the Company Termination Fee, as applicable, under this Section 7.03, under no circumstances shall the Company or Parent be permitted or entitled to receive both a grant of specific performance that results in the Closing and any money damages, including all or any portion of the Parent Termination Fee or the Company Termination Fee, as applicable.
ARTICLE VIII
Miscellaneous
SECTION 8.01.   No Survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Company Merger Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Company Merger Effective Time.
SECTION 8.02.   Amendment or Supplement.   At any time prior to the Company Merger Effective Time, this Agreement may be amended or supplemented in any and all respects; provided that, any amendment or supplement to this Agreement shall be valid only if set forth in an instrument in writing signed on behalf of each of the parties hereto; provided, further, that following receipt of the Company Stockholder Approval, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the stockholders of the Company.
SECTION 8.03.   Extension of Time, Waiver, etc.   At any time prior to the Company Merger Effective Time, Parent and the Company may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) subject to the requirements of applicable Law, waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions (it being understood that Parent, Merger Sub I and Merger Sub II shall, and the Company and OpCo shall, each be deemed a single party for purposes of the foregoing). Notwithstanding the foregoing, no failure or delay by the Company, OpCo, Parent, Merger Sub I or Merger Sub II in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.
SECTION 8.04.   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, all of the rights, interests and obligations of Parent under this Agreement to any Affiliate of Parent but no such assignment shall relieve Parent of its obligations under this Agreement. No assignment by any party hereto shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 8.04 shall be null and void. For the avoidance of doubt, nothing contained herein shall restrict Parent from transferring its ownership of Merger Sub I or Merger Sub II to another of Parent’s direct or indirect wholly owned Subsidiaries that is treated as a regarded U.S. entity (or a disregarded U.S. wholly owned Subsidiary thereof) for U.S. federal income tax purposes to the extent such transfer would not reasonably be expected to prevent or materially delay, interfere with, impair or hinder the consummation of the Transactions on a timely basis.
SECTION 8.05.   Counterparts.   This Agreement may be executed in one or more counterparts (including by facsimile or email), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
SECTION 8.06.   Entire Agreement; Third-Party Beneficiaries.   This Agreement and any exhibits, annexes or schedules hereto, including the Company Disclosure Letter, together with the Confidentiality Agreement, the Equity Funding Letters and the Termination Equity Commitment Letters, constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof, and except for (a) if the Company Merger Effective Time occurs, the right of the holders of Company Equity Awards to receive the Equity Award Consideration, (b) if the Closing occurs, the right of the holders of Company Capital Stock and OpCo Common Units to receive the applicable Merger Consideration, (c) if the Company Merger Effective Time occurs, the rights of the Indemnitees set forth in Section 5.06 of this Agreement, and (d) the rights of the Parent Related Parties and the Company Related Parties set forth in Section 7.03(e) and Section 8.15,which are intended for the benefit of the persons and shall be enforceable by the persons referred to in clauses (a) through (d) above.
SECTION 8.07.   Governing Law; Jurisdiction.
(a)   This Agreement, and any cause of action between any of the parties relating to or arising out of this Agreement or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under any applicable conflict of laws principles.
(b)   All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware (and any state appellate court therefrom within the State of Delaware) or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware or, in the event each federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware (the “Selected Courts”). In addition, each of the parties hereto (i) consents to submit itself, and hereby submits itself, to the exclusive jurisdiction and venue of such courts in the event any dispute arises out of this Agreement or the Transactions, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (iii) agrees that it will not bring any action relating to this Agreement or the Transactions in any court other than the Selected Courts and (iv) consents to service of process being made through the notice procedures set forth in Section 8.10.
SECTION 8.08.   Specific Enforcement.   The parties agree that irreparable damage for which monetary relief (including any fee payable pursuant to Section 7.03 but subject to the limitations therein), even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. Subject to the following sentence and the other terms and conditions of this Agreement, the parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8.07(b) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, (b) the provisions set forth in Section 7.03 (i) are not intended to and do not adequately compensate for the harm that would result from a breach of this Agreement and (ii) shall not be construed to diminish or otherwise impair in any respect any party’s right to specific enforcement and (c) the right of specific enforcement is an integral part of the Merger Transactions and without that right, neither the Company nor Parent would have entered into this Agreement. Notwithstanding the foregoing or anything in this Agreement to the contrary, it is explicitly agreed that the right of the Company to seek or obtain an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing to be funded to pay the aggregate Merger Consideration and to effect the Closing (but not the right of the Company to seek such injunctions, specific performance or other equitable remedies for any other reason prior to termination of this Agreement in accordance with Article VII) shall be subject to the requirements that (A) the conditions set forth in Section 6.01 and Section 6.02 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time the written notice referred to in clause (B) below is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice), (B) the Company has irrevocably confirmed by written notice to Parent that all conditions in Section 6.03 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are, at the time such written notice is delivered by the Company, capable of being satisfied if the Closing Date were the date of such written notice)and that it is ready, willing and able to consummate the Closing, and (C) the Parent Parties fail to consummate the Closing on or prior to the date that is the later of (I) the first date upon which the Closing is required to occur pursuant to Section 1.02, and (II) the date that is five (5) Business Days following the delivery of such notice referred to in clause (B) above. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.08 shall not be required to provide any bond or other security in connection with any such order or injunction. If, prior to the End Date, any party hereto brings any Action, in accordance with Section 8.07, to enforce specifically the performance of the terms and provisions hereof by any other party or the Company brings any Action seeking an injunction, specific performance or other equitable relief in connection with the Equity Funding Letters, the End Date shall automatically be extended (x) for the period during which such Action is pending, plus twenty (20) Business Days or (y) by such other time period established by the court presiding over such Action, as the case may be.
SECTION 8.09.   WAIVER OF JURY TRIAL.   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.09.
SECTION 8.10.   Notices.   All notices, requests, claims, demands and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, by email (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto) or if sent by overnight courier (providing proof of delivery) to the parties at the following addresses:
(a)   If to Parent, Merger Sub I or Merger Sub II, to:
c/o EQT Partners, Inc.
1114 Avenue of the Americas, 45th Floor
New York, NY 10036
Attention:
Alex Greenbaum

Email:
alex.greenbaum@eqtpartners.com

(b)   with a copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention:
Michael T. Holick

Email:
mholick@stblaw.com

and

Simpson Thacher & Bartlett LLP
2475 Hanover Street
Palo Alto, CA 94304
Attention:
Robert Langdon; Mark Myott

Email:
robert.langdon@stblaw.com; mark.myott@stblaw.com

(c)   If to the Company or OpCo, to:
Radius Global Infrastructure, Inc.
3 Bala Plaza East, Suite 502
Bala Cynwyd, Pennsylvania 19004
Attention:
Scott G. Bruce
Jay L. Birnbaum

Email:
sbruce@radiusglobal.com
jbirnbaum@radiusglobal.com

(d)   with a copy (which shall not constitute notice) to (prior to the Closing):
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Attention:
Thomas E. Dunn
Matthew L. Ploszek
Jin-Kyu Baek

Email:
tdunn@cravath.com
mploszek@cravath.com
jbaek@cravath.com

or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.
SECTION 8.11.   Severability.   If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Merger Transactions are fulfilled to the extent possible.
SECTION 8.12.   Fees and Expenses.   Whether or not the Transactions are consummated, all fees and expenses incurred in connection with the Transactions and this Agreement shall be paid by the party incurring or required to incur such fees or expenses, except as otherwise set forth in this Agreement.
SECTION 8.13.   Definitions.   For purposes of this Agreement:
“Affiliate” means, with respect to any person, another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person; provided that any portfolio company (as such term is customarily understood among institutional private equity investors) or any investment fund affiliated with any of the Sponsors shall not be considered an “Affiliate” of such person other than in the case of Section 5.03, Section 7.02, Section 7.03, Section 8.15 and the definition of “Burdensome Condition”. For the purposes of this definition, “control” means, with respect to any person, the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise. The term “controlled” shall have a correlative meaning.
“All-In Yield” means as to any Indebtedness on any date of determination, the effective yield paid by Company and/or any of its Subsidiaries on such Indebtedness as determined in a manner consistent with generally accepted financial practices, taking into account (a) the applicable interest rate margins, (b) any interest rate “floors” or similar devices (determined in accordance with the following proviso) and (c) all fees, including upfront or similar fees, or OID (amortized over the remaining weighted average life to maturity of such Indebtedness (or, in the case of Indebtedness with weighted average life to maturity of five years or less, over the shorter of (i) the remaining weighted average life to maturity of such Indebtedness and (ii) four years following the date of the incurrence thereof)) payable generally by the Company and/or any of its Subsidiaries to the institutions providing such Indebtedness; provided, that, with respect to any Indebtedness that includes a “floor” with respect to any benchmark, (A) to the extent that the applicable benchmark (in the case of a term benchmark, based on a tenor of three months) on the date that the All-In Yield is being calculated is less than such floor, the amount of such difference shall be deemed added to the interest rate margin for such Indebtedness for the purpose of calculating the All-In Yield and (B) to the extent that the applicable benchmark (in the case of a term benchmark, based on a tenor of three months) on the date that the All-In Yield is being calculated is equal to or greater than such floor, then the floor shall be disregarded in calculating the All-In Yield.
“All-In Yield Threshold” means (a) for Interim Debt up to $100,000,000, 9% or less and (b) for Interim Debt up to $400,000,000, 8% or less; provided, for the avoidance of doubt, Interim Debt shall not exceed $400,000,000 in the aggregate.
“Anti-Corruption Laws” means the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and the provisions of any other applicable domestic or foreign anti-corruption laws.
“Antitrust and Foreign Investment Laws” means all applicable antitrust Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition and all applicable foreign Laws relating to public interest, foreign investment or national security.
“Burdensome Condition” means any Remedial Action imposed upon the Parent Parties or the Company or any of their respective Subsidiaries or Affiliates in connection with obtaining the approvals under the Antitrust and Foreign Investment Laws that, individually or in the aggregate, would or would reasonably be expected to have a material adverse effect on the business, assets, results of operations or financial condition of Parent, its Subsidiaries and its Affiliates (including the Company and its Subsidiaries), taken as a whole (after giving effect to the Mergers but before giving effect to such Remedial Action).
“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions are required or authorized by law to be closed in either New York, New York or Luxembourg.
“Capped Call Counterparties” means each of Goldman Sachs & Co. LLC, Jefferies LLC, Mizuho Securities USA LLC and Nomura Securities International, Inc.
“Capped Call Documentation” means the letter agreements related to call options on the shares of Class A Common Stock underlying the Convertible Notes, each dated September 8, 2021, entered into by the Company with the Capped Call Counterparties, as amended, restated or otherwise modified from time to time.
“Capped Call Transactions” means the transactions contemplated by the Capped Call Documentation.
“Class A Common Units” means the units of OpCo designated as “Class A Common” units pursuant to the OpCo LLC Agreement.

“Class B Common Units” means the units of OpCo designated as “Class B Common” units pursuant to the OpCo LLC Agreement.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Benefit Plans” means, collectively, (a) each “employee benefit plan” (within the meaning of Section 3(3) of ERISA) and all other compensation, bonus, pension, profit sharing, retirement, deferred compensation, incentive compensation, equity or equity-based compensation, performance award, employment, severance, retention, termination, change in control, savings, retirement, disability, life insurance, vacation, employee assistance program, sick leave, deferred compensation, death benefit, hospitalization, medical or other material compensation or benefit plans, arrangements, policies, programs or understandings providing compensation or benefits of any kind (other than foreign or domestic statutory programs), whether or not in writing, in each case (x) sponsored, maintained, contributed to or required to be maintained or contributed to by the Company or any ERISA Affiliate for the benefit of any current or former directors, officers, employees, independent contractors or consultants of the Company or any of its Subsidiaries (each a “Company Participant”) or (y) with respect to which the Company or ERISA Affiliate has any liability, contingent or otherwise, and (b) each plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, employment, consulting, bonus, incentive compensation, deferred compensation, equity or equity-based compensation, indemnification, severance, retention, change in control or termination agreements or arrangements between the Company or any of its Subsidiaries and any Company Participant.
“Company Bylaws” means the Bylaws of the Company, effective as of October 2, 2020.
“Company Charter” means the Restated Certificate of Incorporation of the Company.
“Company Collective Bargaining Agreement” means each collective bargaining, works council or other labor union Contract applicable to any employees of the Company or any of its Subsidiaries, excluding any national, industry or similar generally applicable Contract or arrangement.
“Company Equity Awards” means, collectively, Company Stock Options, Company Restricted Stock, LTIP Units, Series A Rollover Profits Units and Series B Rollover Profits Units.
“Company ESPP” means the Company 2022 Employee Stock Purchase Plan, as may be amended from time to time.
“Company Restricted Stock” means any share of Company Common Stock subject to vesting or forfeiture conditions granted under a Company Stock Plan or otherwise.
“Company Stock Option” means any option to purchase Company Common Stock, whether settled in stock or in cash and whether granted under a Company Stock Plan or otherwise.
“Company Stock Plan” means the Company 2020 Equity Incentive Plan, as may be amended from time to time.
“Compensation Committee” means the Compensation Committee of the Company Board.
“Confidentiality Agreement” means the letter agreement, dated as of December 16, 2021, between the Company and EQT Partners, Inc., as may be amended from time to time.
“Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, lease, sublease, license, sublicense, contract or agreement, in each case including all amendments thereto.
“Convertible Notes” means the 2.50% Convertible Senior Notes due 2026 issued pursuant to the Indenture.
“COVID-19” means the COVID-19 or SARS-CoV-2 virus (or any mutation or variation thereof or related health condition).
“COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure or sequester order, guideline, recommendation or Law,

or any other applicable Laws, guidelines or recommendations by any Governmental Authority in connection with or in response to COVID-19.
“Debt Agreements” means (a) the Secured Loan and Security Agreement, dated as of May 16, 2022, by and between AP WIP Domestic Investments II, LLC and Sequoia IDF Asset Holdings S.A., (b) the DWIP Subscription Agreement, dated as of April 21, 2022, by and among AP WIP Holdings, LLC, AP Service Company, LLC, Midland Loan Services, Deutsche Bank Trust Company Americas and the entities party thereto as holders, as amended by the DWIP Waiver Agreement, (c) the Subscription Agreement, dated as of December 21, 2021, by and among AP WIP ArcCo Investments, LLC, AP WIP Investments, LLC, GLAS USA LLC and the entities party thereto as subscribers or holders, as amended by that certain Amendment Letter, dated as of April 4, 2022, (d) the Subscription Agreement, dated as of November 6, 2019, by and among AP WIP Investments Borrower, LLC, AP WIP Investments, LLC, GLAS Americas LLC and the entities party thereto as subscribers or holders, as amended by that certain First Amendment Agreement, dated as of February 16, 2021 and the Promissory Certificates Waiver Agreement, (e) the Facility Agreement, dated as of October 24, 2017, by and among AP WIP Investments, LLC, AP WIP International Holdings, LLC, AP Service Company, LLC, Telecom Credit Infrastructure Designated Activity Company, Goldman Sachs Lending Partners, LLC and GLAS Trust Corporation Limited, as amended by that certain First Amendment Agreement, dated as of August 26, 2020, that certain Second Amendment Agreement, dated as of December 15, 2021, that certain letter agreement, dated as of November 15, 2019, and the Facility Agreement Waiver Agreement, and (f) solely from and after the date of the effectiveness thereof, any definitive credit, loan or facility agreement, indenture or similar agreement that governs the terms and conditions of any Specified Debt incurred after the date hereof.
“Easement Property” means any real property on which the Company or a Subsidiary of the Company has been granted an Easement, a Usufruct or a Surface Right.
“Environmental Law” means any Law concerning pollution or protection of the environment or protection of human health and safety with respect to exposure to any hazardous or toxic substance.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any person under common control with the Company or any of its Subsidiaries or that, together with the Company, could be deemed a “single employer” within the meaning of Section 4001(b)(1) of ERISA or within the meaning of Section 414(b), (c), (m) or (o) of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Ratio” means a number equal to the quotient of (a) the sum of (i) the number of OpCo Class B Common Units, (ii) the number of Series A LTIP Units (on an as-converted basis), (iii) the number of Series B LTIP Units (on an as-converted basis) and (iv) the number of Series B Rollover Profits Units (on an as-converted basis), in each case as of immediately prior to the OpCo Merger Effective Time and (b) the number of units of limited liability company interests of Merger Sub II that are issued and outstanding as of immediately prior to the OpCo Merger Effective Time.
“executive officer” means each individual who is considered an officer of the Company within the meaning of Section 16 of the Exchange Act.
“Existing Specified Debt” means all indebtedness for borrowed money of the Company and its Subsidiaries outstanding as of the date hereof under the Specified Debt Agreements.
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Authority” means any government, governmental or regulatory (including any stock exchange or other self-regulatory organization) entity or body, court, tribunal, arbitrator; regulatory or administrative agency, commission, department, branch, bureau, division, office, service, board or authority; or other legislative, executive or judicial governmental authority, whether federal, state or local, domestic, foreign or multinational. This term shall also include any non-governmental body that has been authorized by Law to act for a governmental body.
“Hazardous Materials” means any pollutant, contaminant, chemical, material, substance, waste or constituent thereof (including crude oil or any other petroleum product, any polychlorinated biphenyls, per- and polyfluoroalkyl substances and asbestos) subject to regulation under, or for which liability is or could reasonably be expected to be imposed under, any Environmental Law.
“Indebtedness” means, with respect to any person, all obligations of such person for borrowed money or evidenced by notes, bonds, debentures or similar Contracts and outstanding letters of credit.
“Indenture” means the Indenture, dated as of September 13, 2021, by and among the Company, as issuer, OpCo, as guarantor, and U.S. Bank National Association.
“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction, whether registered or unregistered, including all: (i) patents and patent applications, utility models and industrial designs, and all applications and registrations therefor, together with all reissuances, divisionals, renewals, revisions, extensions (including any supplementary protection certificates), reexaminations, provisionals, continuations and continuations-in-part with respect thereto and including all foreign equivalents (collectively, “Patents”), (ii) trademarks, service marks, trade dress, logos, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals therefor (collectively, “Trademarks”), (iii) copyrights, and applications and registrations and renewals therefor (collectively, “Copyrights”), (iv) trade secrets and proprietary know-how and (v) domain names and uniform resource locators.
“Intervening Event” means a material event or circumstance that was not known to the Company Board prior to the execution of this Agreement (or if known, the consequences of which were not known or reasonably foreseeable), which event or circumstance, or any material consequence thereof, becomes known to the Company Board prior to the receipt of the Company Stockholder Approval; provided, that in no event shall the fact alone that the Company meets or exceeds any internal or published forecasts or projections for any period, or any changes alone after the date of this Agreement in the market price or trading volume of shares of the Company, constitute, or be taken into account in determining the existence of, an Intervening Event (provided that such fact shall not prevent or otherwise affect a determination that the underlying cause of any such event referred to herein constitutes an “Intervening Event”).
“IRS” means the U.S. Internal Revenue Service.
“Knowledge” means, (a) with respect to the Company or OpCo, the actual knowledge of those individuals listed in Section 8.13(a) of the Company Disclosure Letter after having made reasonable inquiry of those employees of the Company and its Subsidiaries primarily responsible for such matters, and (b) with respect to Parent, Merger Sub I or Merger Sub II, the actual knowledge of any of the officers or directors of Parent, Merger Sub I or Merger Sub II.
“Liens” means any lien, mortgage, deed of trust, charge, pledge, security interest, right of way, easement, restriction on transfers, purchase option, preemptive right, right of first refusal, right of first offer or similar restrictions, claim or other encumbrance.
“LTIP Units” means, collectively, the Series A LTIP Units, the Series B LTIP Units and the Series C LTIP Units.
“Material Adverse Effect” means any effect, change, event, circumstance or occurrence that (a) would, or would reasonably be expected to, prevent or materially delay, interfere with, impair or hinder the consummation by the Company or OpCo of the Merger Transactions on a timely basis or (b) has had or would reasonably be expected to have a material adverse effect on the business, results of operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that, solely in the case of the foregoing clause (b), none of the following, and no effect, change, event, circumstance or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account, individually or in the aggregate, in determining whether a Material

Adverse Effect has occurred or may occur: (i) changes generally affecting the economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates; (ii) changes generally affecting the industries in which the Company and its Subsidiaries operate; (iii) changes or prospective changes in Law or GAAP or in accounting standards, or any changes or prospective changes in general legal, regulatory or political conditions after the date hereof; (iv) the negotiation, execution, announcement, pendency or performance of this Agreement or the consummation or pendency of the Merger Transactions (other than for purposes of any representation or warranty contained in Sections 3.03(e) and 3.03(f) or the obligation to act in the ordinary course of business pursuant to Section 5.01), including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or Governmental Authorities, or any litigation arising from allegations of breach of fiduciary duty or violation of Law relating to this Agreement or the Merger Transactions; (v) acts of war (whether or not declared), sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), sabotage or terrorism; (vi) volcanoes, tsunamis, earthquakes, floods, storms, hurricanes, tornados or other natural disasters, or any epidemic, pandemic, outbreak of illness or other public health event or worsening thereof (including the existence and impact of COVID-19); (vii) any action taken by the Company or its Subsidiaries that is expressly required by this Agreement (other than the obligation to act in the ordinary course of business pursuant to Section 5.01) or with Parent’s written consent or at Parent’s written request, or the failure to take any action by the Company or its Subsidiaries if that action is expressly prohibited by this Agreement; (viii) changes resulting or arising from the identity of, or any facts or circumstances relating to, Parent, Merger Sub I, Merger Sub II or any of their respective affiliates; (ix) changes in the Company’s credit ratings; (x) changes in the price or trading volume of the Class A Common Stock or the Convertible Notes; or (xi) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exceptions in clauses (ix), (x) and (xi) shall not prevent or otherwise affect a determination that the underlying cause of any such change or failure referred to therein (if not otherwise falling within any of the exceptions provided by clauses (i) through (xi) hereof) is a Material Adverse Effect); provided, however, that any effect, change, event, circumstance or occurrence referred to in clauses (i), (ii), (v) or (vi) may be taken into account in determining whether or not there has been a Material Adverse Effect to the extent such effect, change, event, circumstance or occurrence has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industries in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been or may be a Material Adverse Effect).
“Merger Transactions” means, collectively, the transactions contemplated by this Agreement, including the Mergers, but excluding, in any event, the Equity Financing.
“Monthly Recurring Revenue” means the currently scheduled regular rents of the Company and its Subsidiaries, on a consolidated basis, for the month ended prior to such measurement date, net of (a) value added, sales, property, excise or similar taxes for any jurisdiction, in respect of Property Assets and their related Operator Contracts or Property Contracts and (b) pass through expenses collected from any Operator Contract or Property Contract counterparty and (c) amounts recorded to recognize known lease escalation amounts on a straight-line basis over the life of the Operator Contract or Property Contract (but excluding any rents relating to Non-Eligible Contracts), and provided that, for any Operator Contract or Property Contract that does not pay on a monthly basis, the amount of rents included in Monthly Recurring Revenue calculation will be calculated on a pro-rata basis. For the avoidance of doubt, Monthly Recurring Revenue shall not include any one-time or non-recurring payments, security deposits or prepaid rents.
“New Operator Contract” means, with respect to any Property Asset, the lease, sublease or other written agreement between the Company or a Subsidiary of the Company and the Operator.
“Non-Eligible Contract” means a Property Contract with respect to which any of the following is the case: (a) the payor thereunder has become, or has been deemed to become, the subject of an insolvency event and either (i) a liquidation, rehabilitation or reorganization plan or similar or analogous proceeding in any jurisdiction has caused the stated amount of the payments due in respect of the related contract to be reduced, delayed or otherwise modified, (ii) a liquidation or rehabilitation plan or reorganization plan or similar or analogous proceeding in any jurisdiction providing for the full payment of the related Property Contract has been adopted or approved by the applicable court or other authority but such order remains subject to appeal or (iii) no such liquidation, rehabilitation or reorganization plan or similar or analogous proceeding in any jurisdiction so dealing with payment of the related Property Contract has yet been adopted and approved by the applicable court or other authority; (b) any payment due in connection therewith is more than ninety (90) days past the due date or the payment due or the relevant Property Contract has been cancelled or terminated or any notice of such cancellation, termination or non-renewal has been issued thereunder; or (c) the Company expects, in its good-faith judgment, the next payment due under the related Property Contract will not be made when due or for which such contract or receivables thereunder are written off as uncollectible by the Company or a Subsidiary of the Company.
“OpCo Class A Common Unit” means the units of OpCo designated as “Class A Common” units pursuant to the OpCo LLC Agreement.
“OpCo Class B Common Unit” means the units of OpCo designated as “Class B Common” units pursuant to the OpCo LLC Agreement.
“OpCo Common Unit” means, collectively, the OpCo Class A Common Units and the OpCo Class B Common Units.
“OpCo LLC Agreement” means the First Amended and Restated Limited Liability Company Agreement of OpCo, dated as of February 10, 2020.
“OpCo TMA” means any “tax matters agreement” or similar arrangement to pay to holders of OpCo Common Units additional amounts attributable to any Tax benefit realized by the Company as a result of the sale or exchange of OpCo Common Units by such holders of OpCo Common Units.
“Operator” means each of the persons that has installed equipment or other improvements directly on a Property Asset pursuant to an Operator Contract and is also known as the “Carrier” on the Asset Tape (for the avoidance of doubt, Operator shall not include the wireless carrier to the extent that the owner of the tower or other improvements is a tower company).
“Operator Contracts” means, collectively, the Original Operator Contracts and the New Operator Contracts.
“Organizational Documents” means, with respect to any person (other than an individual), the certificate or articles of incorporation, association, formation or organization, memorandum of association, bylaws, operating agreement and/or limited liability company agreement.
“Original Operator Contract” means, with respect to any Property Asset, the lease, sublease or other written agreement between the fee or leasehold owner and the Operator which existed immediately prior to the acquisition of an interest in such Property Asset by the Company or a Subsidiary of the Company.
“Parent Material Adverse Effect” means any effect, change, event, circumstance or occurrence that would prevent or materially delay, interfere with, impair or hinder (i) the consummation by any Parent Party of any of the Transactions on a timely basis or (ii) the compliance by any Parent Party with their obligations under this Agreement.
“Permitted Liens” means (a) Liens for Taxes, assessments or other charges by Taxing Authorities not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (b) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar Liens granted or which arise in the ordinary course of business for amounts not yet past due or the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (c) Liens securing payment, or any obligation, of the Company or its Subsidiaries with respect to outstanding Indebtedness (including any Indebtedness permitted under Section 5.01(a)(iv)), (d) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws or similar legislation, or good-faith deposits in connection with bids, tenders, Contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business, (e) easements, covenants, rights of way and other similar restrictions that do not adversely affect the current use of the applicable property, (f) zoning and building Laws and codes and other similar land use Laws that are not violated in any material respect by the current use or occupancy of the applicable real property, (g) with respect to the Property Assets, (i) Liens that have been placed by any developer, landlord or other third party on any superior interest of any Leased Real Property or any Easement Property for which the applicable lessee or grantee has received subordination and non-disturbance or similar agreements relating thereto and (ii) Liens arising under the terms and provisions of any Operator Contract, (h) non-exclusive licenses of Intellectual Property granted to third parties in the ordinary course of business consistent with past practice by the Company or its Subsidiaries, (i) Liens discharged at or prior to the Company Merger Effective Time, (j) such other Liens or imperfections of title that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection of title, (k) Liens that are disclosed on, or secure Indebtedness disclosed on, the most recent consolidated balance sheet of the Company or the notes thereto, (l) Liens created by or for the benefit of Parent or any of its Affiliates and (m) Liens set forth on Section 8.13(b) of the Company Disclosure Letter.
“person” means an individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or any other entity, including any Governmental Authority.
“Personally Identifiable Information” means any information (a) relating to an identified or identifiable natural person or (b) that is defined as “personal data”, “personal information”, “personally identifiable information”, or “PII” by applicable Law. An identifiable natural person is one who can be identified, directly or indirectly, by reference to an identifier such as a name, an identification number, location data, an online identifier or one or more factors specific to the physical, physiological, genetic, mental, economic, cultural or social identity of that natural person.
“Property Contract” means each agreement, instrument, lease, license, sublease, tenancy, assignment or other document under which the Company or a Subsidiary of the Company is a party and pursuant to which rental payments are payable to such party in respect of any Property Asset, including, to the extent applicable for a given Property Asset, any Operator Contract, any Lease and each agreement granting a Usufruct, an Easement, a Surface Right or an Assignment of Rents, together with all amendments, modifications and supplements thereto.
“Refinancing Specified Debt” means all indebtedness for borrowed money of the Company and its Subsidiaries incurred after the date hereof to repay, prepay, redeem or otherwise discharge any Existing Specified Debt in connection with any cure or waiver of any Debt Default.
“Registered Intellectual Property” means all registered Patents, Copyrights, Trademarks and domain names and all applications to register Patents, Copyrights and Trademarks, in each case, that are owned by the Company or any of its Subsidiaries.
“Registration Rights Agreements” means, collectively, (a) the Registration Rights Agreement, dated as of May 11, 2021, by and among the Company and the investors named therein and (b) the Registration Rights Agreement, dated as of July 10, 2020, by and among Digital Landscape Group Inc., as the company, Centerbridge Partners Real Estate Fund, L.P., Centerbridge Partners Real Estate Fund SBS, L.P., Centerbridge Special Credit Partners III, L.P., as CB Investors, and Centerbridge Partners, L.P., as CB Investors’ Representative.
“Regulation S-K” means Regulation S-K promulgated by the SEC under the Securities Act and the Exchange Act.

“Regulation S-X” means Regulation S-X promulgated by the SEC under the Securities Act and the Exchange Act.
“Release” means any release, spill, emission, emptying, leaking, injection, deposit, disposal, discharge, dispersal, leaching, pumping, pouring or migration into the environment.
“Representatives” means, with respect to any person, such person’s officers, directors, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors, Affiliates and other representatives.
“Restricted Remedy” means any of the following under any Specified Debt Agreement:
(a)   (i) any repayment, prepayment, redemption or other discharge by the Company or any of its Subsidiaries of any principal of any Specified Debt, including as a result of the refinancing thereof with the proceeds of Specified Debt incurred after the date hereof, (ii) the payment by the Company or any of its Subsidiaries to the holders of any Specified Debt of any fees, premiums or other amounts in order to obtain their waiver of any Debt Default or (iii) any modification to the rate of interest on, or to any premiums or fees (or similar amounts) payable to the holders thereof in respect of, any Specified Debt, including the addition of any premiums or fees (or similar amounts) not set forth in the applicable Specified Debt Agreements as in effect on the date hereof, but, in the case of clauses (i) through (iii) above, only if, when taken as a whole, the net present value (calculated in a commercially reasonable manner using a discount rate of 10.0%) of the aggregate impact of such actions exceeds $25,750,000; provided that it is understood that (x) any payment, repayment, prepayment, redemption or other discharge of any amounts that are required to be paid, repaid, prepaid, redeemed or otherwise discharged by the Company or any of its Subsidiaries under any of the Specified Debt Agreements (or any related Debt Agreements) shall, except to the extent such requirement arose solely as a result of or in connection with the occurrence of a Debt Default, be disregarded for purposes of this clause (a) and shall not constitute a Restricted Remedy and (y) any payments or other actions described in clause (i) through (iii) above taken after the date hereof and on or prior to the Closing Date in connection with the Waiver Agreements or otherwise in order to waive, cure or otherwise cure any Change of Control (as defined in any Specified Debt Agreement) related to the Transactions shall be deemed to be a payment or action subject to clause (i), (ii) or (iii) above, as applicable;
(b)   incurrence of any Refinancing Specified Debt, unless the terms of the Specified Debt Agreement governing such Refinancing Specified Debt, had such terms been effected as an amendment of the Specified Debt Agreement governing the applicable Existing Specified Debt being refinanced thereby, would not constitute a Restricted Remedy under clause (c) below;
(c)   any amendment, modification or waiver of the terms of any Specified Debt Agreement if such amendment, modification or waiver, when taken together with all other such amendments, modifications or waivers, (i) results in restrictive covenants applicable to the Company and its Subsidiaries under any Specified Debt Agreement that are more restrictive in any material respect to the Company and its Subsidiaries compared to the restrictive covenants set forth in such Specified Debt Agreement as in effect on the date hereof, (ii) unless such modification is permitted under clause (a) above, modifies, in a manner that is adverse to the Company or any of its Subsidiaries, the stated rate of interest on, or premiums or fees payable to the holders thereof in respect of, any Specified Debt, (iii) modifies the scheduled final maturity or scheduled amortization of any Specified Debt (including by adding scheduled payments of principal of any Specified Debt that are not set forth in the Specified Debt Agreements as in effect on the date hereof) in a manner that reduces the weighted average life to maturity of the Specified Debt by more than six (6) months compared to the weighted average life to maturity of the Specified Debt as it would be, at the time of determination, in effect in the absence of any such modification or (iv) unless such modification is permitted under clause (a) above, modifies, in a manner that is adverse to the Company or any of its Subsidiaries, mandatory prepayment or mandatory redemption provisions set forth in any Specified Debt Agreement (other than any such provisions that are covered in clause (iii) above, which shall be subject to such clause (iii) and not this clause (iv)); or
(d)   any amendment, modification or waiver of the terms of any Specified Debt Agreement which cures, waives, amends, modifies or otherwise addresses any provisions related to a Change of

Control (as defined in any Specified Debt Agreement) or any equivalent or corresponding term (except that Parent shall be deemed to have consented to any such amendment, modification or waiver to the extent the payment of a waiver fee permitted under clause (a) above constitutes the sole material obligation of the Company with respect therefor, and such amendment, modification or waiver shall not constitute a Restricted Remedy);
provided that none of the following shall constitute a Restricted Remedy: (i) any amendment to any Specified Debt Agreement that, in the good-faith judgment of the Company in consultation with Parent, is a technical or clarifying change and (ii) any amendment to the Specified Debt Agreements solely with respect to guarantee and collateral matters and solely to the extent such amendment is required by the terms of the Specified Debt Agreements as in effect on the date hereof.
“Rollover Agreement” means any rollover or similar agreement entered into with Parent (or any of its Affiliates) and the Rollover Holders in connection with the transactions contemplated thereby.
“Rollover Amount” means the aggregate value of the Rollover Equity assuming such Rollover Equity was cashed out in the transactions contemplated by the Merger Agreement and in accordance with the terms thereof.
“Rollover Equity” means any equity interest of the Company or OpCo that is subject to any Rollover Agreement.
“Rollover Holders” means the holders of equity interests of the Company or OpCo set forth on Section 8.13(c) of the Company Disclosure Letter
“Sanctioned Country” means any country or territory that is the subject or target of comprehensive Sanctions (at the time of this agreement, the Crimea, Kherson, Zaporizhzhia, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, and Syria).
“Sanctioned Person” means any person that has been or is designated on OFAC’s List of Specially Designated Nationals and Blocked Persons, Sectoral Sanctions Identification List, or Foreign Sanctions Evader List, or any other similar list of designated persons established pursuant to Sanctions.
“Sanctions” means all applicable export control and economic sanctions laws, regulations, and executive orders of the United States (including those administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, the U.S. Department of State, and the U.S. Department of Commerce), the United Nations Security Council, the European Union, any European Union member state, the United Kingdom, and any other relevant sanctions or export control authority.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended and any rules and regulations promulgated thereunder.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Series A LTIP Unit” means the units of OpCo designated as “Series A LTIP” units pursuant to the OpCo LLC Agreement.
“Series A Rollover Profits Units” means the units of OpCo designated as “Series A Rollover Profits Units” pursuant to the OpCo LLC Agreement.
“Series B LTIP Unit” means the units of OpCo designated as “Series B LTIP” units pursuant to the OpCo LLC Agreement.
“Series B Rollover Profits Units” means the units of OpCo designated as “Series B Rollover Profits Units” pursuant to the OpCo LLC Agreement.
“Series C LTIP Unit” means the units of OpCo designated as “Series C LTIP” units pursuant to the OpCo LLC Agreement.

“Shareholders Agreement” means the Shareholder Agreement, dated as of February 10, 2020, by and among Landscape Acquisition Holdings Limited, William Berkman, Berkman Family Investments LLC, TOMS Acquisition II LLC, Imperial Landscape Sponsor LLC, Digital Landscape Partners Holding LLC, Scott Bruce and Richard Goldstein.
“Specified Debt” means (a) any Existing Specified Debt and (b) any Refinancing Specified Debt.
“Specified Debt Agreements” means any Debt Agreement; provided that, for the avoidance of doubt, the term “Specified Debt Agreements” does not include any other “Finance Document” or “Transaction Document” (or any substantially similar term) under, and as defined in, any of the Specified Debt Agreements or any other Contract referred to in any of the Specified Debt Agreements.
“Subsidiary” means, with respect to any person, another person, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.
“Tax Return” means any return, filing, report, questionnaire, information statement, claim for refund or declaration of estimated Taxes, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with any Taxing Authority, including consolidated, combined and unitary tax returns.
“Taxes” means all fees or charges or assessments thereof of any kind whatsoever imposed by a Taxing Authority, in each case in the nature of a tax, including any interest, penalties and additions imposed with respect to such amount.
“Taxing Authority” means any Governmental Authority exercising regulatory authority in respect of Taxes.
“Transaction Litigation” means any Action against the Company or any of its Subsidiaries or Affiliates or directors or otherwise relating to, involving or affecting the Company or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Mergers or any other transaction contemplated by this Agreement, including any Action alleging or asserting any misrepresentation or omission in the Proxy Statement, but shall not include any Action in respect of any Debt Agreements.
“Transactions” means, collectively, the transactions contemplated by this Agreement, including the Mergers and the Equity Financing.
“Waiver Agreements” means (a) that certain Second Amendment Agreement, dated as of March 1, 2023 (the “Promissory Certificates Waiver Agreement”), to the up to £250,000,000 Secured and Guaranteed Promissory Certificates Due 2028 Subscription Agreement, dated as of November 6, 2019, among AP WIP Investments Borrower, LLC, AP WIP Investments, LLC, GLAS Americas LLC and each holder set forth in the signature pages thereto, (b) that certain letter agreement, dated as of March 1, 2023 (the “Facility Agreement Waiver Agreement”), between AP WIP International Holdings, LLC and Telecom Credit Infrastructure Designated Activity Company with respect to that certain facility agreement, dated as of 24 October 2017, among Telecom Credit Infrastructure Designated Activity Company, AP WIP International Holdings, LLC, AP WIP Investments, LLC, AP Service Company, LLC, Goldman Sachs Lending Partners LLC and GLAS Trust Corporation Limited, (c) that certain First Amendment to DWIP Subscription Agreement, dated as of November 21, 2022 (the “DWIP Waiver Agreement”), to that certain DWIP Subscription Agreement, dated as of April 21, 2022, by and among AP WIP Holdings, LLC, certain of its subsidiaries signatory thereto, AP Service Company, LLC, Midland Loan Services, the holders party thereto and Deutsche Bank Trust Company Americas and (d) that certain Noteholder Consent, dated as of March 1, 2023, to the Facility Agreement Waiver Agreement, and to amendments to the Trust Deed, dated as of October 24, 2017, among Telecom Credit Infrastructure Designated Activity Company, Global Loan Agency Services Limited, Cafico Corporate Services Limited and GLAS Trust Corporation Limited.

SECTION 8.14.   Interpretation.
(a)   When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “made available to Parent”, “delivered to Parent” and words of similar import refer to documents (A) posted to the “Project Circumference” data room hosted by Intralinks by or on behalf of the Company at least twenty-four (24) hours prior to the execution of this Agreement or (B) delivered in person or electronically to the Parent Parties or its Representatives at least twenty-four (24) hours prior to the execution of this Agreement. All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract, instrument or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a person are also to its permitted assigns and successors. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. Any reference to “days” means calendar days unless Business Days are expressly specified.
(b)   The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.
SECTION 8.15.   No Recourse.   This Agreement may only be enforced against, and any Action that may be based upon or under, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No Parent Related Party (other than the Parent Parties to the extent set forth in this Agreement and the Sponsors to the extent set forth in the Equity Funding Letters and the Termination Equity Commitment Letters) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any Action (whether at law, in equity, in tort, in contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. In no event shall the Company Parties or any of the Company Related Parties, and the Company Parties agree not to and to cause the Company Related Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Parent Related Party (other than the Parent Parties to the extent set forth in this Agreement and payment of the Parent Termination Fee from Parent to the extent set forth in the Termination Equity Commitment Letters). No Company Related Party (other than the Company Parties to the extent set forth in this Agreement) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any Action (whether at law, in equity in tort, in contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. In no event shall Parent or any of the Parent Related Parties, and the Parent Parties agree not to and to cause the other Parent Related Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Company Related Party (other than the Company Parties to the extent set forth in this Agreement).
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
RADIUS GLOBAL INFRASTRUCTURE, INC.
by
/s/ William Berkman

Name:
William Berkman

Title:
Chief Executive Officer

APW OPCO LLC
by
/s/ William Berkman

Name:
William Berkman

Title:
Chief Executive Officer

Signature Page to Agreement and Plan of Merger

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
CHORD PARENT, INC.
by
/s/ Joseph Turley

Name:
Joseph Turley

Title:
President

by
/s/ Vilune Mackeviciute

Name:
Vilune Mackeviciute

Title:
Secretary

CHORD MERGER SUB I, INC.
by
/s/ Joseph Turley

Name:
Joseph Turley

Title:
President

by
/s/ Vilune Mackeviciute

Name:
Vilune Mackeviciute

Title:
Secretary

CHORD MERGER SUB II, LLC
by
/s/ Joseph Turley

Name:
Joseph Turley

Title:
President

by
/s/ Vilune Mackeviciute

Name:
Vilune Mackeviciute

Title:
Secretary

Signature Page to Agreement and Plan of Merger

Annex I
Index of Defined Terms
Section
Acceptable Confidentiality Agreement	Section 5.02(b)
Actions	Section 3.06
Adverse Recommendation Change	Section 5.02(d)
Affiliate	Section 8.13
Agreement	Preamble
All-In Yield Threshold	Section 8.13
Annual Incentive Plan	Section 5.08(e)
Anti-Corruption Laws	Section 8.13
Antitrust and Foreign Investment Laws	Section 8.13
Appraisal Shares	Section 2.03(a)
Asset Tape	Section 3.15(a)
Assignment of Rents	Section 3.15(g)
Bankruptcy and Equity Exception	Section 3.03(a)
Book Entry Interests	Section 2.02(d)(i)
Burdensome Condition	Section 8.13
Business Day	Section 8.13
Capitalization Date	Section 3.02(a)
Capped Call Counterparties	Section 8.13
Capped Call Documentation	Section 8.13
Capped Call Transactions	Section 8.13
Carry Unit	Recitals
Claim	Section 5.06(b)
Class A Book Entry Share	Section 2.02(c)(i)
Class A Common Stock	Recitals
Class B Common Stock	Recitals
Class A Common Units	Section 8.13
Class B Common Units	Section 8.13
Closing	Section 1.02
Closing Date	Section 1.02
Closing Equity Award Consideration	Section 2.05(b)
Closing LTIP Consideration	Section 2.05(b)
Closing Option Consideration	Section 2.05(b)
Closing Restricted Stock Consideration	Section 2.05(b)
Closing Year Bonus	Section 5.08(e)
Code	Section 8.13
Company	Preamble
Company Acquisition Agreement	Section 5.02(d)
Company Benefit Plans	Section 8.13
Company Board	Recitals
Company Board Recommendation	Section 3.03(c)

Annex I-1

Section
Company Bylaws	Section 8.13
Company Capital Stock	Recitals
Company Certificate of Merger	Section 1.03(b)
Company Charter	Section 8.13
Company Collective Bargaining Agreement	Section 8.13
Company Common Stock	Recitals
Company Disclosure Letter	Article III
Company Employee	Section 5.08(a)
Company Equity Awards	Section 8.13
Company ESPP	Section 8.13
Company Merger	Recitals
Company Merger Effective Time	Section 1.03(b)
Company Participant	Section 8.13
Company Parties	Preamble
Company Preferred Stock	Recitals
Company Related Parties	Section 7.03(e)
Company Restricted Stock	Section 8.13
Company SEC Documents	Section 3.04(a)
Company Securities	Section 3.02(c)
Company Stock Option	Section 8.13
Company Stock Option Consideration	Section 2.05(a)(i)
Company Stock Plan	Section 8.13
Company Stockholder Approval	Section 3.03(c)
Company Stockholders’ Meeting	Section 5.17(a)
Company Termination Fee	Section 7.03(a)(iii)
Compensation Committee	Section 8.13
Confidentiality Agreement	Section 8.13
Contract	Section 8.13
control	Section 8.13
controlled	Section 8.13
Convertible Notes	Section 8.13
Copyrights	Section 8.13
COVID-19	Section 8.13
COVID-19 Changes	Section 5.01(a)
COVID-19 Measures	Section 8.13
Current Monthly Cash Flow (local currency)	Section 3.15(a)
Customer	Section 3.15(a)
Debt Agreements	Section 8.13
Debt Default	Section 5.14(a)
DGCL	Section 1.01(b)
Distribution Documents	Section 3.23
Divestiture Action	Section 5.03(c)
DLLCA	Section 1.01(a)

Annex I-2

Section
DWIP Waiver Agreement	Section 8.13
Easement	Section 3.15(e)
Easement Property	Section 8.13
End Date	Section 7.01(b)(i)
Environmental Law	Section 8.13
Environmental Permit	Section 3.11(a)
Equity Award Consideration	Section 2.05(b)
Equity Financing	Section 4.07(a)
Equity Funding Letters	Section 4.07(a)
ERISA	Section 8.13
ERISA Affiliate	Section 8.13
Exchange Act	Section 8.13
Exchange Fund	Section 2.04(a)
Exchange Ratio	Section 8.13
executive officer	Section 8.13
Existing Specified Debt	Section 8.13
Facility Agreement Waiver Agreement	Section 8.13
GAAP	Section 8.13
Governmental Antitrust and Foreign Investment Authority	Section 5.03(b)
Governmental Authority	Section 8.13
Hazardous Materials	Section 8.13
Indebtedness	Section 8.13
Indemnitee	Section 5.06(a)
Indenture	Section 8.13
Intellectual Property	Section 8.13
Interim Debt	Section 5.01(a)(B)(iv)
Intervening Event	Section 8.13
IRS	Section 8.13
IT Systems	Section 3.12(f)
Knowledge	Section 8.13
Law	Section 3.03(e)
Lease	Section 3.15(c)
Leased Real Property	Section 3.15(c)
Liens	Section 8.13
LTIP Payment Right	Section 2.05(a)(iv)
LTIP Units	Recitals
Material Adverse Effect	Section 8.13
Material Contract	Section 3.16(a)
Material Customers	Section 3.22
Merger Consideration	Recitals
Merger Sub I	Preamble
Merger Sub II	Preamble

Annex I-3

Section
Merger Transactions	Section 8.13
Mergers	Recitals
Monthly Recurring Revenue	Section 8.13
NASDAQ	Section 3.03(f)
New Operator Contract	Section 8.13
No-Shop Period Start Date	Section 5.02(a)
Non-Eligible Contract	Section 8.13
OFAC	Section 8.13
OpCo	Preamble
OpCo Book Entry Unit	Section 2.01(c)
OpCo Certificate of Merger	Section 1.03(a)
OpCo Class A Common Unit	Section 8.13
OpCo Class B Common Unit	Section 8.13
OpCo Common Unit	Section 8.13
OpCo LLC Agreement	Recitals
OpCo Merger	Recitals
OpCo Merger Effective Time	Section 1.03(a)
OpCo TMA	Section 8.13
Operator	Section 8.13
Operator Contracts	Section 8.13
Option Payment Right	Section 2.05(a)(i)
Order	Section 3.03(e)
Organizational Documents	Section 8.13
Original Operator Contract	Section 8.13
Owned Company Common Stock	Section 2.02(b)
Owned OpCo Common Unit	Section 2.01(b)
Owned Real Property	Section 3.15(b)
Parent	Preamble
Parent Disclosure Letter	Article IV
Parent Material Adverse Effect	Section 8.13
Parent Parties	Preamble
Parent Related Parties	Section 7.03(e)
Parent Termination Fee	Section 7.03(b)
Patents	Section 8.13
Paying Agent	Section 2.04(a)
Permits	Section 3.07(a)
Permitted Liens	Section 8.13
person	Section 8.13
Personally Identifiable Information	Section 8.13
Post-Closing Bonus	Section 5.08(e)
Pre-Closing Bonus	Section 5.08(e)
Promissory Certificates Waiver Agreement	Section 8.13
Property Assets	Section 3.15(g)

Annex I-4

Section
Property Contract	Section 8.13
Proxy Statement	Section 3.03(f)
Refinancing Specified Debt	Section 8.13
Registered Intellectual Property	Section 8.13
Registration Rights Agreements	Section 8.13
Regulation S-K	Section 8.13
Regulation S-X	Section 8.13
Release	Section 8.13
Remedial Action	Section 5.03(c)
Rental Property	Section 3.15(g)
Representatives	Section 8.13
Restraints	Section 6.01(a)
Restricted Remedy	Section 8.13
Rollover Agreement	Section 8.13
Rollover Amount	Section 8.13
Rollover Equity	Section 8.13
RS Payment Right	Section 2.05(a)(iii)
Sanctioned Country	Section 8.13
Sanctioned Person	Section 8.13
Sanctions	Section 8.13
Sarbanes-Oxley Act	Section 8.13
SEC	Section 8.13
Secretary of State	Section 1.03(a)
Section 409A	Section 2.05(b)
Securities Act	Section 8.13
Selected Courts	Section 8.07(b)
Series A Book Entry Share	Section 2.02(d)(i)
Series A Founder Preferred Stock	Recitals
Series A LTIP Unit	Section 8.13
Series A Rollover Profits Units	Recitals
Series B Founder Preferred Stock	Recitals
Series B LTIP Unit	Section 8.13
Series B Rollover Profits Unit Consideration	Section 2.05(b)
Series B Rollover Profits Units	Recitals
Series C LTIP Unit	Section 8.13
Shareholders Agreement	Section 8.13
Significant Subsidiary	Section 3.01(b)
Specified Debt	Section 8.13
Specified Debt Agreements	Section 8.13
Sponsors	Recitals
Subsidiary	Section 8.13
Superior Proposal	Section 5.02(g)
Surface Right	Section 3.15(f)

Annex I-5

Section
Surviving Corporation	Section 1.01(b)
Surviving Entities	Section 1.01(b)
Surviving LLC	Section 1.01(a)
Takeover Laws	Section 3.13(b)
Takeover Proposal	Section 5.02(f)
Tax Return	Section 8.13
Taxes	Section 8.13
Taxing Authority	Section 8.13
Termination Equity Commitment Letters	Section 4.08
Trademarks	Section 8.13
Transaction Committee	Recitals
Transaction Litigation	Section 8.13
Transactions	Section 8.13
Unvested LTIP Consideration	Section 2.05(b)
Unvested Option Consideration	Section 2.05(b)
Unvested Restricted Stock Consideration	Section 2.05(b)
USRPIs	Section 2.04(f)(iii)
Usufruct	Section 3.15(d)
Waiver Agreements	Section 8.13
WARN Act	Section 3.10(d)

Annex I-6

Annex B
March 1, 2023
The Board of Directors
Radius Global Infrastructure, Inc.
3 Bala Plaza East
Suite 502
Bala Cynwyd, PA 19004
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of shares of Class A common stock, par value $0.0001 per share (the “Radius Class A Common Stock”), of Radius Global Infrastructure, Inc. (“Radius”) of the Merger Consideration (defined below) to be received by such holders pursuant to the terms and subject to the conditions set forth in an Agreement and Plan of Merger (the “Merger Agreement”) proposed to be entered into among Radius, APW OpCo LLC (“OpCo”), Chord Parent, Inc. (“Parent”), Chord Merger Sub I, Inc., a wholly owned subsidiary of Parent (“Merger Sub I”) and Chord Merger Sub II, LLC, a wholly owned subsidiary of Merger Sub I (“Merger Sub II”). As more fully described in the Merger Agreement, (a) (i) Merger Sub I will be merged with and into Radius and (ii) Merger Sub II will be merged with and into OpCo (the “Mergers”) and (b) each outstanding share of the Radius Class A Common Stock, other than (i) Appraisal Shares and (ii) Owned Company Common Stock (each as defined in the Merger Agreement), will be converted into the right to receive $15.00, in cash (the “Merger Consideration”). The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.
In arriving at our opinion, we reviewed a draft, dated March 1, 2023, of the Merger Agreement and held discussions with certain senior officers, directors and other representatives and advisors of Radius concerning the business, operations and prospects of Radius. We examined certain publicly available business and financial information relating to Radius as well as certain financial forecasts and other information and data relating to Radius which were provided to or discussed with us by the management of Radius. We reviewed the financial terms of the Mergers as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of Radius Class A Common Stock; the historical and projected earnings and other operating data of Radius; and the capitalization and financial condition of Radius. In connection with our engagement and at the direction of Radius, we were requested to approach, and we held discussions with, third parties to solicit indications of interest in the possible acquisition of Radius. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.
In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management of Radius that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to financial forecasts and other information and data relating to Radius provided to or otherwise reviewed by or discussed with us, we have been advised by the management of Radius, and we have assumed, with your consent, that such financial forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Radius as to, and are a reasonable basis upon which to evaluate, the future financial performance of Radius and the other matters covered thereby. We express no view or opinion as to any financial forecasts and other information or data (or underlying assumptions on which any such financial forecasts and other information or data are based) provided to or otherwise reviewed by or discussed with us.

The Board of Directors
Radius Global Infrastructure, Inc.
March 1, 2023

We have assumed, with your consent, that the Mergers will be consummated in accordance with the terms, conditions and agreements set forth in the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents and releases for the Mergers, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Radius or the Mergers or that otherwise would be meaningful to our opinion or analysis. Representatives of Radius have advised us, and we further have assumed, with your consent, that the final terms of the Merger Agreement will not vary materially from those set forth in the draft reviewed by us. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Radius or any other entity nor have we made any physical inspection of the properties or assets of Radius or any other entity. We have not evaluated the solvency or fair value of Radius or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We also are not expressing any view or opinion as to the prices at which the Radius Class A Common Stock or any other securities will trade or otherwise be transferable at any time, including following the announcement of the Mergers. We are not expressing any view or opinion with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Mergers or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting Radius or the Mergers (including the contemplated benefits thereof), and we have relied, with your consent, upon the assessments of representatives of Radius as to such matters.
Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration to be received by holders of shares of Radius Class A Common Stock pursuant to the Merger Agreement, without regard to individual circumstances of holders of the Radius Class A Common Stock that may distinguish such holders or the securities of Radius held by such holders, and does not address any other terms, aspects or implications of the Mergers, including, without limitation, the form or structure of the Mergers, the OpCo Merger and the Rollover Agreement (each as defined in the Merger Agreement) and any consideration payable in connection therewith, the allocation of the aggregate consideration payable pursuant to the Merger Agreement among the holders of, or the treatment or cancellation for no consideration of, the various types of shares of capital stock of the Company or any of its subsidiaries, or any terms, aspects or implications of any agreement, arrangement or understanding to be entered into or amended or modified in connection with or contemplated by the Mergers, or the amount thereof relative to the Merger Consideration or otherwise. We express no view as to, and our opinion does not address, the underlying business decision of Radius to effect or enter into the Mergers, the relative merits of the Mergers as compared to any alternative business strategies that might exist for Radius or the effect of any other transaction in which Radius might engage or consider. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation or other consideration to any officers, directors or employees of any parties to the Mergers, or any class of such persons, relative to the Merger Consideration or otherwise. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing and disclosed to us, as of the date hereof. Although subsequent developments may affect our opinion, we have no obligation to update, revise or reaffirm our opinion. As you are aware, the credit, financial and stock markets, the industries in which Radius operates and the securities of Radius have experienced and may continue to experience volatility and we express no view or opinion as to any potential effects of such volatility on Radius or the Mergers (including the contemplated benefits thereof).

The Board of Directors
Radius Global Infrastructure, Inc.
March 1, 2023

Citigroup Global Markets Inc. has acted as financial advisor to Radius in connection with the proposed Mergers and will receive a fee for such services, of which a portion is payable upon delivery of this opinion and the principal portion is contingent upon the consummation of the Mergers. In addition, Radius has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. As you are aware, although we and our affiliates have not provided investment banking, commercial banking or other similar financial services to Radius and/or its affiliates unrelated to the proposed Mergers during the past two years for which we and our affiliates received compensation, we and our affiliates in the future may provide such services to Radius and/or its affiliates, for which services we and our affiliates would expect to receive compensation. As you also are aware, we and our affiliates in the past have provided, and currently are providing, investment banking, commercial banking and other similar financial services to EQT AB (publ) (“EQT”), an affiliate of which is delivering to Parent an Equity Funding Letter and a Termination Equity Commitment Letter (each as defined in the Merger Agreement), and its affiliates and controlled portfolio companies, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, during the two year period prior to the date hereof, having acted as financial advisor in connection with certain merger and acquisition transactions involving controlled portfolio companies of EQT, as bookrunner or arranger in connection with certain bond issuances, loans and credit facilities of controlled portfolio companies of EQT, as ratings advisor to a controlled portfolio company of EQT and as lender in connection with certain loans of EQT. As you also are aware, we and our affiliates in the past have provided, and currently are providing, investment banking, commercial banking and other similar financial services to Public Sector Pension Investment Board (“PSP”), which is delivering to Parent an Equity Funding Letter and a Termination Equity Commitment Letter, and its affiliates and controlled portfolio companies, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, during the two year period prior to the date hereof, having acted as joint lead arranger and bookrunner in connection with certain bond offerings and as lender in connection with certain loans of PSP and its affiliates. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of Radius for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with Radius and its affiliates.
Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of Radius (in its capacity as such) in its evaluation of the proposed Merger, and our opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the proposed Mergers or otherwise.
Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Merger Consideration to be received by the holders of shares of Radius Class A Common Stock pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Citigroup Global Markets Inc.

CITIGROUP GLOBAL MARKETS INC.

Annex C
PERSONAL AND CONFIDENTIAL
March 1, 2023
Board of Directors
Radius Global Infrastructure, Inc.
3 Bala Plaza East
Suite 502 Bala Cynwyd, PA 19004
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Chord Parent, Inc. (“Parent”) and its affiliates) of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Shares”), of Radius Global Infrastructure, Inc. (the “Company”) of the $15.00 in cash per Class A Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of March 1, 2023 (the “Agreement”), by and among Parent, Chord Merger Sub I, Inc., a wholly owned subsidiary of Parent (“Merger Sub I”), Chord Merger Sub II, LLC, a wholly owned subsidiary of Merger Sub I, APW OpCo LLC, a subsidiary of the Company, and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Centerbridge Partners, L.P., a significant shareholder of the Company (“Centerbridge”), EQT AB (publ) (“EQT”) and Public Sector Pension Investment Board (“PSP”), each of which is delivering to Parent, through an affiliate, in the case of EQT, and directly, in the case of PSP, an Equity Funding Letter and a Termination Equity Commitment Letter (each as defined in the Merger Agreement), or any of their respective affiliates and portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as agent in connection with certain loans of AP WIP ArcCo Investments, LLC, a subsidiary of the Company, in December 2021; as bookrunner with respect to a private placement of the Company’s 2.50% convertible senior notes due 2026, in September 2021 (the “Convertible Notes”); and as placement agent with respect to a private placement of Class A Shares of the Company, in May 2021. We have also provided certain financial advisory and/or underwriting services to Centerbridge and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner in connection with a term loan to Precisely Holdings, LLC, a portfolio company of Centerbridge, (“Precisely”), in October 2021; and as financial advisor to Precisely, in connection with its sale to Clearlake Capital Group, L.P. and TA Associates, in April 2021. We have also provided certain financial advisory and/or underwriting services to EQT and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a secondary accelerated bookbuild offering of shares of Azelis Group NV, a portfolio company of EQT, (“Azelis”), in January 2023; as financial advisor to Facile.it S.p.A., a portfolio company of EQT, in connection with its sale to Silver Lake, in June 2022; as bookrunner with respect to a follow on public offering of shares of common stock of Privia Health Group Inc., a portfolio company of EQT, in November 2021; as bookrunner with respect to a term loan to Covanta Holding Corp., a portfolio company of EQT, in November 2021; as financial advisor to SEGRAsm, a portfolio company of EQT, in connection with its sale of its commercial

Board of Directors
Radius Global Infrastructure, Inc.
March 1, 2023

enterprise and carrier business to Cox Communications, Inc., in October 2021; as bookrunner with respect to the initial public offering of shares of Azelis in September 2021 and equity follow-on offering in September 2022; as bookrunner with respect to a term loan to Recipharm AB (publ), a portfolio company of EQT, (“Recipharm”), in March 2021; and as financial advisor to EQT in connection with its acquisition of Recipharm in March 2021. We have also provided certain financial advisory and/or underwriting services to PSP and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a secondary accelerated bookbuild offering of shares of Azelis, a portfolio company of PSP, in January 2023; as financial advisor to RAC Limited, a portfolio company of PSP, in connection with Silver Lake’s acquisition of a stake in RAC, in March 2022; as bookrunner with respect to the offering by Korian, a portfolio company of PSP, of its bonds, in September 2021; as bookrunner with respect to the initial public offering of shares of Azelis, in September 2021; as bookrunner with respect to a term loan to Cengage Learning, Inc., a portfolio company of PSP, in July 2021; as bookrunner with respect to a term loan to IG Investments Holdings, LLC, a portfolio company of PSP, in May 2021; as bookrunner with respect to a term loan to Azalea TopCo, Inc. (dba Press Ganey Holdings Corp.), a portfolio company of PSP, in April 2021; and as lead left arranger with respect to the public offering by Telesat Canada, a portfolio company of PSP, of its notes, in April 2021. We may also in the future provide financial advisory and/or underwriting services to the Company, Centerbridge, EQT, PSP and their respective affiliates, and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Centerbridge, EQT and/or PSP and their affiliates from time to time and may have invested in limited partnership units of affiliates of Centerbridge, EQT and/or PSP from time to time and may do so in the future.
We further note that concurrent with the issuance of the Convertible Notes, the Company entered into capped call transactions with respect to the Convertible Notes (collectively, the “Capped Call Transactions”) with Goldman Sachs & Co. LLC and three other counterparties, each acting as principal for its own account. The Capped Call Transactions consisted of the purchase by the Company of capped call options with respect to, collectively, approximately 11,693,201 Class A Shares, the aggregate number of Class A Shares underlying the Convertible Notes (with 40% purchased from Goldman Sachs & Co. LLC). The Capped Call Transactions may be adjusted, exercised, cancelled and/or terminated in accordance with their terms in connection with certain events, including the announcement or consummation of the Transaction, which could result in a payment from Goldman Sachs & Co. LLC to the Company. In particular, under the terms of the Capped Call Transactions, each of Goldman Sachs & Co. LLC and the other counterparties, each acting separately as calculation agent under the Capped Call Transactions to which it is a party, is entitled in certain circumstances to make adjustments to the cap price of the embedded call options sold by the Company to Goldman Sachs & Co. LLC and the other counterparties to reflect the economic effect of the announcement of the Transaction on the Capped Call Transactions. In its capacity as calculation agent, all actions or exercises of judgment by Goldman Sachs & Co. LLC pursuant to the terms of the Capped Call Transactions to which it is a party must be performed in good faith and a commercially reasonable manner.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the two years ended December 31, 2021; the Company’s Registration Statement on Form S-4, including the prospectus contained therein dated October 5, 2020 relating, among other things, to the issuance of the Class A Shares; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Class A Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the technology, media and telecommunications industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

Board of Directors
Radius Global Infrastructure, Inc.
March 1, 2023

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company.We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates) of Class A Shares, as of the date hereof, of the $15.00 in cash per Class A Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the allocation of the aggregate consideration payable pursuant to the Agreement among the holders of, or the cancellation for no consideration of, the various types of shares of capital stock of the Company or any of its subsidiaries, the OpCo Merger and the Rollover Agreement (each as defined in the Agreement) and any consideration payable in connection therewith, and the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities (including the Series A Founder Preferred Stock, the OpCo Common Units and the Rollover Equity (as such terms are defined in the Agreement)), creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $15.00 in cash per Class A Share to be paid to the holders (other than Parent and its affiliates) of Class A Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Class A Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Class A Shares should vote or act with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $15.00 in cash per Class A Share to be paid to the holders (other than Parent and its affiliates) of Class A Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
/s/ Goldman Sachs & Co. LLC

(GOLDMAN SACHS & CO. LLC)

Annex D
745 Seventh Avenue New York, NY 10019 United States
CONFIDENTIAL
March 1, 2023
Transaction Committee of the Board of Directors
Radius Global Infrastructure, Inc.
3 Bala Plaza East, Suite 502
Bala Cynwyd, Pennsylvania 19004
Members of the Transaction Committee of the Board of Directors:
We understand that Radius Global Infrastructure, Inc., a Delaware corporation (the “Company”), and APW OpCo LLC, a Delaware limited liability company (“OpCo”), intend to enter into a transaction (the “Proposed Transaction”) with Chord Parent, Inc., a Delaware corporation (“Parent”), Chord Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), and Chord Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub II”), pursuant to which Merger Sub I will be merged with and into the Company (the “Company Merger”) with the Company surviving as a wholly owned subsidiary of Parent and, immediately prior to the Company Merger, Merger Sub II will be merged with and into OpCo (the “OpCo Merger”) with OpCo surviving as a subsidiary of Parent and the Company. We further understand that (a) at the effective time of the Company Merger (the “Company Merger Effective Time”), (i) each share of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) that is issued and outstanding immediately prior to the Company Merger Effective Time (other than any shares of Company Restricted Stock, Appraisal Shares or shares of Owned Company Common Stock (each as defined in the Agreement)) will be canceled and converted automatically into the right to receive $15.00 (the “Consideration”), (ii) each share of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”) that is issued and outstanding immediately prior to the Company Merger Effective Time (other than any Appraisal Shares or shares of Owned Company Common Stock) will be canceled and no consideration will be paid with respect thereto, (iii) each share of preferred stock, par value $0.0001 per share, of the Company designated as “Series A Founder Preferred Stock” (the “Series A Founder Preferred Stock”) that is issued and outstanding immediately prior to the Company Merger Effective Time (other than any Appraisal Shares or any Rollover Equity (as defined in the Agreement)) will be canceled and converted automatically into the right to receive $15.00 and (iv) each share of preferred stock, par value $0.0001 per share, of the Company designated as “Series B Founder Preferred Stock” (the “Series B Founder Preferred Stock”, and together with the Class A Common Stock, the Class B Common Stock and Series A Founder Preferred Stock, the “Company Capital Stock”) that is issued and outstanding immediately prior to the Company Merger Effective Time (other than any Appraisal Shares) will be canceled and no consideration will be paid with respect thereto and (b) at the effective time of the OpCo Merger (the “OpCo Merger Effective Time”), each common unit of OpCo (other than any Owned OpCo Common Units (as defined in the Agreement) or any Rollover Equity) that is issued and outstanding immediately prior to the OpCo Merger Effective Time will be canceled and converted automatically into the right to receive $15.00. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger, dated as of March 1, 2023, by and among the Company, OpCo, Parent, Merger Sub I and Merger Sub II (the “Agreement”). The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.
We have been requested by the Transaction Committee of the Board of Directors of the Company (the “Transaction Committee”) to render our opinion with respect to the fairness, from a financial point of view, to the holders of the Class A Common Stock (other than the executive officers of the Company and the Excluded Stockholders, as hereinafter defined) of the Consideration to be received by such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the fairness of the Proposed Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company or OpCo (including the Class B Common Stock, Series A Founder Preferred Stock, Series B Founder Preferred Stock and the common units of OpCo) or the allocation of the aggregate consideration among the various classes of shares of the Company Capital Stock and the common units of OpCo. Further, we have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the consideration to be received by the stockholders of the Company in the Proposed Transaction. Our opinion does not address the relative merits of the Proposed Transaction as compared to any other transaction or business strategy in which the Company might engage. In addition, we express no opinion as to the prices at which the Company Capital Stock will trade at any time, including following the announcement or the consummation of the Proposed Transaction.
In arriving at our opinion, we reviewed and analyzed: (1) the Agreement, dated as of March 1, 2023, and the specific terms of the Proposed Transaction; (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company; (4) a trading history of the Company’s common stock from October 5, 2020 to February 28, 2023 and a comparison of that trading history with those of other companies that we deemed relevant; and (5) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.
In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of the Company, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. In addition, you have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to the purchase of all or a part of the Company’s business. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter.
We have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Consideration to be received by the holders of the Class A Common Stock (other than the executive officers of the Company and the Excluded Stockholders) in the Proposed Transaction is fair to such stockholders.
We have acted as financial advisor to the Transaction Committee in connection with the Proposed Transaction and will receive a fee for our services a substantial portion of which is payable upon rendering this opinion and a portion of which is discretionary upon the Transaction Committee’s assessment of our work in connection with the Proposed Transaction. In addition, the Company has agreed to reimburse a portion of our expenses and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking services for the Company in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. In the past two years, we have not earned material investment banking fees from the Company. Further, we and our affiliates in the past have provided, currently are providing, or in the future may provide, investment banking services to TOMS Acquisition II LLC and Imperial Landscape Sponsor LLC, holders, collectively, of all of the Series A Founder Preferred Stock (together, the “Excluded Stockholders”) and have received or in the future may receive customary fees for rendering such services. In the past two years, we have not earned investment banking fees from the Excluded Stockholders.
In addition, we and our affiliates in the past have provided, currently are providing, or in the future may provide, investment banking services to EQT Partners AB (“EQT”) and Public Sector Pension Investment Board (“PSP”), and certain of their respective affiliates and portfolio companies and have received or in the future may receive customary fees for rendering such services, including (i) having acted or acting as financial advisor to EQT, PSP and certain of their respective portfolio companies and affiliates in connection with certain mergers and acquisition transactions; (ii) having acted or acting as arranger, bookrunnner and/or lender for EQT, PSP and certain of their respective portfolio companies and affiliates in connection with the financing for various acquisition transactions; and (iii) having acted or acting as underwriter, initial purchaser and placement agent for various equity and debt offerings undertaking by EQT, PSP and certain of their respective portfolio companies and affiliates.
Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company, EQT and PSP and certain of the portfolio companies and/or affiliates of EQT and PSP for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Transaction Committee and is rendered to the Transaction Committee in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.
Very truly yours,
/s/ Barclays Capital Inc. BARCLAYS CAPITAL INC.

SCAN TOVIEW MATERIALS & VOTERADIUS GLOBAL INFRASTRUCTURE, INC. 3 BALA PLAZA EAST, SUITE 502BALA CYNWYD, PA 19004VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RADI2023SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V08667-TBDKEEP THIS PORTION FOR YOUR RECORDSRADIUS GLOBAL INFRASTRUCTURE, INC.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYThe Board of Directors Unanimously Recommends a Vote "FOR" Proposal 1, Proposal 2 and Proposal 3. For Against Abstain1. To consider and vote on the proposal to adopt the Merger Agreement, dated as of March 1, 2023, by and among Radius Global Infrastructure, Inc.(the "Company"), APW OpCo LLC, Chord Parent, Inc., Chord Merger Sub I, Inc. and Chord Merger Sub II, LLC, as it may be amended from time to time ! ! !(the "Merger Agreement");2. To consider and vote on the proposal to approve, on an advisory (nonbinding) basis, the compensation that will or may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby; and3. To consider and vote on any proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient ! ! !votes to adopt the Merger Agreement at the time of the Special Meeting.NOTE: In their discretion, the proxies may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

RADIUS GLOBAL INFRASTRUCTURE, INC. SPECIAL MEETING OF STOCKHOLDERS June [• ], 2023 8:30 a.m. Eastern TimeImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.V08668-TBDRADIUS GLOBAL INFRASTRUCTURE, INC.This Proxy is Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Scott G. Bruce and Glenn J. Breisinger, or either of them, as proxies, each with power to act alone and to appoint a substitute, and authorizes each of them to represent and vote as specified on the other side of this proxy, all shares of common stock and preferred stock of Radius Global Infrastructure, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/RADI2023SM at 8:30 a.m. Eastern Time, on June [• ], 2023, and any adjournment or postponement thereof. The shares represented by this proxy will be voted as specified on the other side. If no choice is specified, this proxy will be voted "FOR" Proposal 1, Proposal 2 and Proposal 3. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Special Meeting.Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your Proxy Card.If you vote your proxy by Internet or telephone, you do NOT need to mail back your Proxy Card.Continued and to be signed and dated on the reverse side